UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1.	Report to Stockholders

Thrivent Investment Management®

Thrivent Mutual Funds

Annual Report
October 31, 2010

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Table of Contents

Letter from the President	2

Portfolio Perspectives

Thrivent Aggressive Allocation Fund	4
Thrivent Moderately Aggressive Allocation Fund	6
Thrivent Moderate Allocation Fund	8
Thrivent Moderately Conservative Allocation Fund	10
Thrivent Partner Small Cap Growth Fund	12
Thrivent Partner Small Cap Value Fund	14
Thrivent Small Cap Stock Fund	16
Thrivent Mid Cap Growth Fund	18
Thrivent Partner Mid Cap Value Fund	20
Thrivent Mid Cap Stock Fund	22
Thrivent Partner Worldwide Allocation Fund	24
Thrivent Partner International Stock Fund	26
Thrivent Large Cap Growth Fund	28
Thrivent Large Cap Value Fund	30
Thrivent Large Cap Stock Fund	32
Thrivent Balanced Fund	34
Thrivent High Yield Fund	36
Thrivent Municipal Bond Fund	38
Thrivent Income Fund	40
Thrivent Core Bond Fund	42
Thrivent Government Bond Fund	44
Thrivent Limited Maturity Bond Fund	46
Thrivent Money Market Fund	48

Shareholder Expense Example	50

Report of Independent Registered Public Accounting Firm	54

Schedules of Investments

Thrivent Aggressive Allocation Fund	55
Thrivent Moderately Aggressive Allocation Fund	61
Thrivent Moderate Allocation Fund	69
Thrivent Moderately Conservative Allocation Fund	77
Thrivent Partner Small Cap Growth Fund	85
Thrivent Partner Small Cap Value Fund	89
Thrivent Small Cap Stock Fund	93
Thrivent Mid Cap Growth Fund	97
Thrivent Partner Mid Cap Value Fund	100
Thrivent Mid Cap Stock Fund	103
Thrivent Partner Worldwide Allocation Fund	105
Thrivent Partner International Stock Fund	117
Thrivent Large Cap Growth Fund	123
Thrivent Large Cap Value Fund	127
Thrivent Large Cap Stock Fund	130
Thrivent Balanced Fund	134
Thrivent High Yield Fund	144
Thrivent Municipal Bond Fund	151
Thrivent Income Fund	170
Thrivent Core Bond Fund	183
Thrivent Government Bond Fund	191
Thrivent Limited Maturity Bond Fund	194
Thrivent Money Market Fund	205

Statement of Assets and Liabilities	208

Statement of Operations	214

Statement of Changes in Net Assets	220

Notes to Financial Statements	228

Financial Highlights	244

Additional Information	260

Board of Trustees and Officers	261

Dear Shareholder:

The 12-month period ended October 31, 2010, was a productive one for investors as the nation’s financial markets and economy continued to recover from a deep recession and ensuing investment asset sell off in the fall of 2008 and early 2009. I will offer some comments in review of the period as well as outline what we believe to be key topics in forming an outlook for 2011.

A brief review on the economy

The U.S. economy grew slowly over the reporting period, but did post positive growth nonetheless. Year-over-year economic growth as measured by GDP (gross domestic product) through the third quarter of 2010 came in at 3.2%.1 While this level of growth is far from the robust economic recovery required to generate the myriad of new jobs needed, it shows strong improvement since the middle of 2009.

The U.S. employment picture continues to be the major area of concern and the slowest part of the overall economy to recover. The monthly U.S. non-farm payrolls report, which gives an indication of the overall health of the nation’s employment, has been decidedly mixed in recent months. In 2009 nearly all of the monthly reports showed a net decrease in jobs, while in 2010 a slight improvement took hold. Year-to-date 2010 through October, the economy had added only 874,000 jobs—certainly an improvement over 2009, but still much less than the 200,000 or 300,000 jobs per month required to loosen a national unemployment rate stubbornly stuck at 9.6%.2

Inflation continues to be muted with the October 2010 Consumer Price Index registering a slight 1.2% year-over-year increase. With inflation largely in check, the Federal Reserve Open Markets Committee may feel more comfortable leaving the benchmark federal funds target interest rate unchanged at its current 0.25%. The general consensus appears to be that we have enough inflation to provide evidence that the overall economy is growing, albeit weakly, but not so little that we run deflationary risks.

That said, low inflation and a low overall interest rate environment can be viewed as a double-edged sword. Low interest rates make borrowing money, funding business plans and servicing debt less costly and can lead to greater economic growth. The flip side, unfortunately, is that more conservative investors and savers get little in exchange for placing assets in bank accounts, money markets and fixed-rate products.

A brief review on the markets

Overall, it was quite a rewarding 12-month period for investors as many asset classes posted double-digit positive returns. Stock prices posted strong returns to close out 2009 and opened 2010 in much the same way before falling back in May and June. Concerns mounted over faltering U.S. economic data and debt worries in the European Union. The rally resumed toward the late summer as another round of strong corporate profit reports, teamed with improved economic news, generally propelled stocks forward through the end of the reporting period.

As is typical of a strong upward market, the most aggressive investment types generally performed best over the reporting period. Small company stocks, as measured by the Russell 2000® Index, recorded a 26.58% total return. Their large-company cousins, as measured by the S&P 500 Index, posted a 16.52% total return. Large-company stocks typically trail the more nimble small-cap stocks in sharp market rallies and tend to outperform in more modest market conditions later in economic recoveries. The value and growth styles of investing varied somewhat over the period as investor interest in growth sectors such as information technology and consumer discretionary led to larger gains as measured by the Russell 1000® Growth Index, which returned 19.65%. Weighed down in part by uncertainty over the prospects for banks and other financial companies, the value style underperformed as illustrated by the Russell 1000® Value Index’s total return of 15.71% over the reporting period.

Overseas equities posted weaker returns than their domestic counterparts over concerns with the financial health and ongoing debt issues of several European Union countries and weaker economic conditions in Europe. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, a common benchmark for large, higher-quality

2

international company stocks, posted a 8.82% total return. Holding true to higher-risk financial assets performing the best, the MSCI Emerging Markets Index recorded a robust 23.89% total return. Emerging markets stocks were the beneficiaries of strong retail and institutional cash flows that raised demand and prices for the securities. Also, many of these emerging market countries are simply growing faster than our more mature economy and may offer greater growth prospects along with greater potential risks.

The bond markets also proved rewarding for investors. Benign inflation levels and solid business conditions combined with periodic demand for the safety of U.S. Treasuries set the stage for good returns. The higher-quality Barclays Capital U.S Aggregate Bond Index, a common proxy for the U.S. fixed-income market, registered an 8.01% total return for the 12-month period ended October 31, 2010. Holding true to the more aggressive investments outperforming over the period, the Barclays Capital U.S. Corporate High Yield Bond Index returned 19.35%. Investor desire for higher yields and higher return potential along with stronger company balance sheets benefited high-yield investments.

Outlook

Though improvement in the economy has been at a slow pace, economic data has shown recent signs of strengthening. In October, the Institute for Supply Management reported that its Manufacturing Index improved at a level above expectations. Additionally, some leading indicators data showed marked improvement in new orders, while existing inventories dropped. The service industry, which accounts for close to 70% of the U.S. economy, also has shown signs of improvement. This kind of evidence supports a pickup in both the manufacturing and service sides of our economy and could spell new jobs if the improvements take a more lasting hold.

The Federal Reserve appears to be willing to actively seek to foster more economic growth. The second round of quantitative easing, or QE2, was designed to improve consumer and business confidence. While I am not entirely sure of the necessity of such a program, the Fed’s commitment to growth could prove a positive for many asset classes and investment types, at least for the near term.

I think confidence is the key to a more resurgent economy. Consumers need to feel better about their prospects for keeping or finding a job. Homeowners need to feel better about their financial security when it comes to affording their current mortgage or seeing their home value continue to drop. Businesses need more confidence that the economic recovery isn’t a false start but a slow beginning to better days ahead in order to invest in new business lines, hire additional workers, and buy new equipment or supplies.

We see conditions continuing to improve, but at a relatively slow pace. With economic growth in the 2 or 3% range, it will be difficult to see major improvements in the employment picture. That said, the current fundamental underpinnings are stronger than they were a year ago, and that’s one thing to be thankful for.

In Conclusion

Let me offer a few final thoughts as it is nearing the end of the year, which is a great time to get your financial house in order.

It’s important to remember that stock market or equity investments should be viewed with a longer time frame. Equity investments can provide growth prospects for the long haul while adding a meaningful hedge against inflation versus bonds and other fixed-rate investments. Most investors need a meaningful allocation to stocks in their portfolio to generate the kind of growth today’s retirees require in order to not outlive their savings. But they have to be comfortable with the amount of risk in their portfolio.

If fear of the stock market or fear of not having enough growth in your retirement portfolio keeps you sleepless at night, it’s time to sit down with your Thrivent Financial representative. He or she can help you build a personal strategy that seeks to balance your appetite for risk with the goals you have for your money. Thrivent Financial has many tools and product solutions that can help. Let us know if we can help in any way, and thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

[1]	U.S. Department of Commerce, Bureau of Economic Analysis
[2]	Bureau of Labor Statistics

3

Thrivent Aggressive Allocation Fund Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Aggressive Allocation Fund earned a return of 18.29%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 17.62%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.52% and 8.01%, respectively.

What factors affected the Fund’s performance?

Allocations to equity segments providing higher returns than the S&P 500 Index, good relative returns from many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving good results over the last fiscal year. The Fund had exposure to mid- and small-capitalization companies, and those segments of the market outperformed the S&P 500 Index. The Fund also had exposure to international mid and small caps, as well as emerging-market equity and debt—each of these segments provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results as this group did not keep pace with the advance in domestic stocks. Additionally, our investments in large-cap stocks did not perform as well as the S&P 500 Index. The Fund had an average exposure to the fixed-income segment in both high-yield and investment-grade securities of approximately 8% over the period, and results from that segment of the Fund were quite good relative to the Fund’s representative benchmarks.

Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April we increased fixed-income exposure as equity prices appeared full and, following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Fund; that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur it would be a function of poor policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit less strong than historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate

Top 10 Holdings

(% of Net Assets)

Thrivent Partner International Stock Fund	11.7%
Thrivent Partner Small Cap Growth Fund	8.0%
Thrivent Large Cap Growth Fund	6.7%
Thrivent Mid Cap Growth Fund	6.2%
Thrivent Mid Cap Stock Fund	5.7%
Thrivent Large Cap Value Fund	5.5%
Thrivent Large Cap Stock Fund	5.2%
Thrivent Partner Worldwide Allocation Fund	5.0%
Thrivent Small Cap Stock Fund	4.2%
Thrivent Partner Mid Cap Value Fund	3.7%

These securities represent 61.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

4

advances in stock prices. We feel that fixed-income securities are fully priced and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge that accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$435,515,975	$73,678,572
NAV	$10.35	$10.43
NAV - High†	4/23/2010 - $10.42	4/23/2010 - $10.48
NAV - Low†	11/2/2009 - $8.85	11/2/2009 - $8.91
Number of Holdings: 269

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	18.29%	3.08%	3.58%
with sales charge	11.82%	1.93%	2.50%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	18.73%	3.45%	3.97%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

5

Thrivent Moderately

Aggressive Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Moderately Aggressive Allocation Fund earned a return of 16.92%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 14.38%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.52% and 8.01%, respectively.

What factors affected the Fund’s performance?

Allocations to equity segments providing higher returns than the S&P 500 Index, good relative returns from many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving good results over the last fiscal year. The Fund had exposure to mid- and small-capitalization companies, and those segments of the market outperformed the S&P 500 Index. The Fund also had exposure to international mid- and small-caps as well as emerging-market equity and debt—each of these segments provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results as this group did not keep pace with the advance in domestic stocks. Additionally, our investments in large-cap stocks did not perform as well as the S&P 500 Index. The Fund had an average exposure to the fixed-income segment in both high-yield and investment-grade securities of approximately 23% over the period, and results to that segment of the Fund were quite good relative to the Fund’s representative benchmarks.

Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April we increased fixed-income exposure as equity prices appeared full and, following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Fund; that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur it would be a function of poor policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit less strong than historic experience after prior severe recessions, would be

Top 10 Holdings

(% of Net Assets)

Thrivent Partner International Stock Fund	8.7%
Thrivent Large Cap Value Fund	7.9%
Thrivent Income Fund	7.6%
Thrivent Large Cap Growth Fund	6.3%
Thrivent Partner Worldwide Allocation Fund	6.2%
Thrivent Large Cap Stock Fund	5.8%
Thrivent Mid Cap Stock Fund	5.3%
Thrivent High Yield Fund	4.4%
Thrivent Limited Maturity Bond Fund	4.0%
Thrivent Partner Mid Cap Value Fund	3.9%

These securities represent 60.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

6

sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-income securities are fully priced and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge that accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$1,085,277,661	$79,493,114
NAV	$10.65	$10.72
NAV - High†	10/25/2010 - $10.68	10/25/2010 - $10.75
NAV- Low†	7/2/2010 - $9.27	7/2/2010 - $9.33
Number of Holdings: 289

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	16.92%	3.66%	4.02%
with sales charge	10.47%	2.49%	2.93%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	17.24%	4.00%	4.37%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

7

Thrivent Moderate

Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Moderate Allocation Fund earned a return of 15.30%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 13.15%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.52% and 8.01%, respectively.

What factors affected the Fund’s performance?

Allocations to equity segments providing higher returns than the S&P 500 Index, good relative returns from many of the managers in their respective asset classes, and exposure to better performing sectors of the fixed-income markets were all factors in achieving good results over the last fiscal year. The Fund had exposure to mid- and small-capitalization companies, and those segments of the market outperformed the S&P 500 Index. The Fund also had exposure to international mid-and small-caps, as well as emerging-market equity and debt—each of these segments provided higher returns than large-cap domestic equity. Exposure to large-cap international stocks offset some of those results as this group did not keep pace with the advance in domestic stocks. Additionally, our investments in large-cap stocks did not perform as well as the S&P 500 Index. The Fund had an average exposure to the fixed-income segment in both high-yield and investment-grade securities of approximately 42% over the period, and results to that segment of the Fund were quite good relative to the Fund’s representative benchmarks.

Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April we increased fixed-income exposure as equity prices appeared full and, following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Fund; that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we believe that should one occur it would be a function of

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	14.9%
Thrivent Income Fund	14.7%
Thrivent Large Cap Value Fund	7.1%
Thrivent Partner Worldwide Allocation Fund	5.8%
Thrivent Partner International Stock Fund	5.7%
Thrivent Large Cap Growth Fund	4.9%
Thrivent High Yield Fund	4.3%
Thrivent Mid Cap Stock Fund	3.3%
Thrivent Real Estate Securities Fund	3.1%
Thrivent Large Cap Stock Fund	3.1%

These securities represent 66.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

8

poor policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit less strong than historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-income securities are fully priced, and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset, and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge that accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$1,118,637,055	$50,521,372
NAV	$10.67	$10.69
NAV - High†	10/25/2010 - $10.70	10/25/2010 - $10.72
NAV - Low†	11/2/2009 - $9.48	11/2/2009 - $9.50
Number of Holdings: 293

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	15.30%	4.36%	4.54%
with sales charge	8.97%	3.20%	3.44%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	15.64%	4.69%	4.87%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

9

Thrivent Moderately Conservative Allocation Fund Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Moderately Conservative Allocation Fund earned a return of 12.53%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 11.64%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.52% and 8.01%, respectively.

What factors affected the Fund’s performance?

Allocations to equity segments providing higher returns than the S&P 500 Index, good relative returns from many of the managers in their respective asset classes, and exposure to better-performing sectors of the fixed-income markets were all factors in achieving good results over the last fiscal year. The Fund had exposure to mid- and small-capitalization companies, and those segments of the market outperformed the S&P 500 Index. The Fund also had exposure to international mid-and small-caps, as well as emerging-market equity and debt—each of these segments provided higher returns than large-cap domestic equity.

Exposure to large-cap international stocks offset some of those results as this group did not keep pace with the advance in domestic stocks. Additionally, our investments in large-cap stocks did not perform as well as the S&P 500 Index. The Fund had an average exposure to the fixed-income segment in both high-yield and investment-grade securities of approximately 61% over the period, and results from that segment of the Fund were quite good relative to the Fund’s representative benchmarks.

Over the course of the year, there were a few tactical adjustments versus our long-term strategic targets that added value. In particular, in April we increased fixed-income exposure as equity prices appeared full and, following the equity market sell off over the summer, repositioned back to equities. We also implemented some unique investment positions in mortgage-backed securities in the fixed-income segment of the Fund; that strategy proved to be quite rewarding.

What is your outlook?

We believe the economic cycle is likely to be sustained. While there is some risk of a “double dip” recession, we

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	30.5%
Thrivent Income Fund	13.4%
Thrivent Large Cap Value Fund	5.6%
Thrivent Partner Worldwide Allocation Fund	4.2%
Thrivent High Yield Fund	4.2%
Thrivent Partner International Stock Fund	3.2%
Thrivent Large Cap Growth Fund	2.3%
Thrivent Partner Mid Cap Value Fund	2.3%
Thrivent Government Bond Fund	2.1%
Thrivent Real Estate Securities Fund	1.8%

These securities represent 69.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

10

believe that should one occur it would be a function of poor policy decisions rather than the underlying economic fundamentals. A sustained recovery, albeit less strong than historic experience after prior severe recessions, would be sufficient to support continued profit growth and moderate advances in stock prices. We feel that fixed-income securities are fully priced, and returns to this sector will be modest relative to the last few years. Based on current expectations, stocks appear to be the undervalued asset and we are positioned to reflect that stance. Our outlook would be at risk in a deflationary environment, but we believe the probability of sustained deflation is low. We acknowledge that accelerating inflation beyond the level the Federal Reserve is attempting to bring about could truncate the economic outlook. That risk will likely be a more significant factor in 2012.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$503,675,098	$21,679,824
NAV	$10.73	$10.75
NAV - High†	10/25/2010 - $10.74	10/25/2010 - $10.76
NAV - Low†	11/2/2009 - $9.79	11/2/2009 - $9.81
Number of Holdings: 288

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	12.53%	4.71%	4.71%
with sales charge	6.33%	3.62%	3.61%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	12.78%	4.98%	4.98%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

11

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investment Partners, Inc.

The Fund seeks long-term growth of capital.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Partner Small Cap Growth Fund earned a return of 30.08%, compared with the median return for its Lipper Small Cap Growth peer group of 27.71%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 28.67%.

What factors affected the Fund’s performance?

During the period, four of the Fund’s nine sectors beat their corresponding index sectors on a relative basis. Contributing the most to performance were holdings in the health care sector, while the technology sector detracted the most from results.

Within the health care sector, biotechnology holdings contributed the most to relative gains as the uncertainty of health care reform was removed when Congress passed the much-awaited health care reform bill. Human Genome Sciences, along with partner GlaxoSmithKline, reported that their experimental lupus treatment, Benlysta, passed another stress test, paving the way to becoming the first new drug to treat this disease in years. OSI Pharmaceuticals Inc., which sells the cancer drug Tarceva, became an acquisition target for Japan’s Astellas Pharma Inc. at a 40%

premium to its current value. OSI rebuffed Astellas’s offers, believing that the company is worth more because of two new drugs that are in development. When the stock continued to trade above the offer price, we sold the position in the portfolio as the risk/reward profile became less attractive.

The technology sector was an area of weakness for the Fund. Specifically, the Fund’s semiconductor holdings contributed to a large amount of the underperformance. PMC-Sierra Inc. fell over concerns that China was beginning to show signs of a slowdown after the initial 3G network roll-out. Volterra Semiconductor Corp., the maker of low voltage power supply chips used in servers, PCs and notebooks, reported a lackluster second quarter as the company’s new chip for notebooks was moving along slower than anticipated.

What is your outlook?

As we see it, the market’s strong move to the upside could continue for several reasons as we close out 2010. First, the S&P’s earnings yield (earnings per share divided by the stock price) is currently more than 6%, while the bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, is yielding less than 3%; generally

Top 10 Holdings

(% of Net Assets)

United Natural Foods, Inc.	1.3%
AMERIGROUP Corporation	1.3%
Aruba Networks, Inc.	1.3%
Triumph Group, Inc.	1.3%
ArvinMeritor, Inc.	1.2%
Netlogic Microsystems, Inc.	1.2%
Emergency Medical Services Corporation	1.2%
OmniVision Technologies, Inc.	1.2%
Teradyne, Inc.	1.2%
Syniverse Holdings, Inc.	1.1%

These securities represent 12.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

12

the two yields are about equal. Second, although recent economic data has been mixed, it is our belief that the economy will show gradual improvement going forward. Third, companies are beginning to deploy some of their capital by way of stock buybacks and acquisitions, which is generally positive for equities. Fourth, corporate America reported record-high profit margins for the second quarter and we believe this trend will continue as companies report third quarter earnings. Last but not least, the clarity that the mid-term election results provided in early November could add strength to the equity market.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$17,276,629	$95,877,195
NAV	$10.81	$11.01
NAV - High†	4/23/2010 - $11.17	4/23/2010 - $11.36
NAV - Low†	11/2/2009 - $8.34	11/2/2009 - $8.46
Number of Holdings: 199

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	30.08%	1.95%	2.35%
with sales charge	22.98%	0.80%	1.28%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	30.76%	2.35%	2.73%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

13

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Partner Small Cap Value Fund earned a return of 22.14%, compared with the median return for its Lipper Small Cap Value peer group of 24.30%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of 24.43%.

What factors affected the Fund’s performance?

Stock selection in consumer discretionary was a notable detractor, particularly our positions in Aaron’s and Corinthian Colleges. Rent-to-own retailer Aaron’s faced concerns over increased government regulation of consumer credit and disappointing same-store results; shares lagged despite strong sales growth and a double-digit positive return. Corinthian Colleges also faced regulatory headwinds as the federal government continued to scrutinize the for-profit education sector.

In health care, our stock holdings underperformed their benchmark peers. Drug delivery product specialist West Pharmaceutical Services was a key factor here, as the company’s customers are opting to draw on their inventory rather than buy new products. Another supply firm, Owens & Minor, also dragged on results due to general economic conditions and pessimism about the health care sector.

Financials was an area of relative strength due to stock choices and a favorable underweighting. Particularly beneficial holdings included Ares Capital, CBL & Associates Properties, and East West Bancorp. Ares Capital recently completed a merger with Allied Capital to become the largest business development company by market capitalization. The company’s performance continued to be strong.

A sharp overweighting to industrials and business services boosted relative results as well. Despite unfavorable economic conditions, companies in this market segment do not seem to be slowing down, and we believe that broad trends work in their favor. Our overweighting in this sector is a result of bottom-up analysis, though we do believe that firms in this sector will likely rebound more quickly than consumer-dependent companies. On a similar note, stock selection in utilities also helped, most notably in electric utilities and multi-utilities.

What is your outlook?

Though stock prices rose in recent months, some investors still seem to be cautious, a stance that is echoed in and reinforced by the reluctance of a number of corporate

Top 10 Holdings

(% of Net Assets)

Whiting Petroleum Corporation	2.8%
ProAssurance Corporation	1.7%
Aaron’s, Inc.	1.7%
Genesee & Wyoming, Inc.	1.6%
Clearwater Paper Corporation	1.6%
Kirby Corporation	1.5%
AptarGroup, Inc.	1.5%
Ares Capital Corporation	1.3%
Progress Software Corporation	1.3%
Owens & Minor, Inc.	1.3%

These securities represent 16.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

14

managers to take on risk. Some of this caution stems from uncertainty surrounding the consequences of health care and financial reform, as well as the possibility of tax increases. We believe that gaining clarity on those fronts should help. We also continue to believe that the economy will keep expanding, and so we favor economically sensitive stocks and resource-oriented investments, which are benefiting from demand in emerging markets. We think that equities are attractively valued both in terms of earnings and compared to bond valuations, but we remain neutral on small-cap shares relative to other equity asset classes.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AALVX	TPSIX
Transfer Agent ID	032	099
Net Assets	$71,695,718	$160,747,071
NAV	$13.72	$14.39
NAV - High†	4/29/2010 - 14.80	4/29/2010 - $15.48
NAV - Low†	11/4/2009 - $11.21	11/4/2009 - $11.75
Number of Holdings: 165

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	From Inception 7/17/2001
without sales charge	22.14%	5.01%	8.35%
with sales charge	15.38%	3.83%	7.69%

Institutional Class[3]	1-Year	5 Years	From Inception 7/17/2001
Net Asset Value	22.78%	5.69%	9.12%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

15

Thrivent Small Cap Stock Fund

Darren M. Bagwell, CFA, Portfolio Manager*

The Fund seeks long-term capital growth.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

*Effective February 2010, Darren M. Bagwell is the Fund’s portfolio manager.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Small Cap Stock Fund posted a total return of 22.42%, compared with the median return of 24.55% for its Lipper Small Cap Core peer group. The Fund’s market benchmark, the Russell 2000® Index, returned 26.58%.

What factors affected the Fund’s performance?

The relative underperformance of the Fund was concentrated in the first half of the year and reflected an overt value bias in consumer and industrial segments that exhibited strong performance potential. While such mismatches are inevitable over short time periods, we remain comfortable with our strategy and exposures, and believe the better performance over the second half of the year validates our confidence in the long-term potential of the Fund’s investment strategy.

Investments in technology-related sectors were the dominant source of relative outperformance, though they proved insufficient to completely offset the notable underperformance of our exposures in retail and capital goods. Energy and health care were also positive contributors to overall performance, while commodities and materials were an additional offset.

We were well-positioned in an application software sector that benefited from low valuations and a developing consolidation trend that catalyzed dramatic revaluations of many of our holdings, including TIBCO Software, Inc. and Informatica Corporation. Specialty semiconductor company Atmel was among our most profitable holdings in the Fund as we were able to correctly identify an inflection in operating performance and demand for their proprietary chips serving the burgeoning touch-sensitive application markets. In energy, oil and gas service companies Complete Production Services and Superior Well Services generated meaningful outperformance as resilient energy prices boosted activity prospects.

Within retail, we proved to be too exposed to apparel, where rising input costs constrained margins and earnings gains. Industrials were the other primary source of Fund underperformance as we were simply too timid in our focus on valuations in a market that rewarded momentum, pushing cyclical values well beyond levels we believed sustainable. Our value-focus on broader diversified companies with exposure to more slowly recovering infrastructure and construction trends generated returns far below the sector averages.

Top 10 Holdings
(% of Net Assets)
Monster Worldwide, Inc.	2.7%
Polycom, Inc.	2.2%
Oshkosh Corporation	2.0%
Complete Production Services, Inc.	2.0%
Manitowoc Company, Inc.	2.0%
Old Dominion Freight Line, Inc.	2.0%
United Therapeutics Corporation	1.9%
Herbalife, Ltd.	1.9%
Affiliated Managers Group, Inc.	1.9%
Foot Locker, Inc.	1.8%
These securities represent 20.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

16

What is your outlook?

We believe that emerging markets will continue to be the primary source of better-than-expected global growth, while persistently high unemployment, secular consumer deleveraging trends, and slowing re-stocking benefits will keep U.S. economic growth below 3%. We expect this output gap to keep pass-through inflation trends muted in the next year. We also expect interest rates to stabilize near current levels, but remain at historically low levels through

2011. Our outlook for U.S. corporate profitability generally exceeds our macro expectations, however. Significant global demand for U.S. exports, healthy continuation in corporate capital expenditures, and a generally less uncertain legislative and tax environment should allow for solid earnings gains and higher valuations, especially in the technology, industrials and materials sectors. Additionally, we still see particular value in health care as legislative uncertainty is further resolved.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AASMX	TSCSX
Transfer Agent ID	024	094
Net Assets	$239,137,262	$68,604,117
NAV	$12.56	$13.99
NAV - High†	4/23/2010 - $12.90	4/23/2010 - $14.31
NAV - Low†	11/2/2009 - $10.27	11/2/2009 - $11.36
Number of Holdings: 93

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	22.42%	0.27%	4.07%
with sales charge	15.65%	-0.86%	3.48%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	23.26%	0.91%	4.75%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

17

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Mid Cap Growth Fund earned a return of 28.64%, compared with the median return of its Lipper Mid Cap Growth peer group of 26.94%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a return of 28.03%.

What factors affected the Fund’s performance?

The majority of absolute performance for the period occurred in the last two months of the fiscal year as the continuation of the accommodative Fed policy pushed investors into risk assets, especially stocks. The biggest positive contributor to performance was our stock selection in the technology sector and the materials sector. Technology companies that benefited from the build-out of the Internet and an increase in Web traffic did particularly well over the period. Companies that contributed to performance included F5 Networks, Network Appliance and Riverbed Technologies.

In the materials sector, the Fund benefited from a takeover of Pactiv, one of the Fund’s largest positions. The Fund also benefited from precious metals holdings, such as Pan American Silver, Rangold Resources, Limited and Newmont Mining Corporation.

The biggest drag on performance was energy, as these stocks did not keep up with the rest of the market, and we had a heavier weighting in natural gas stocks, which underperformed oil stocks over the period.

What is your outlook?

The U.S. economy has stabilized since 2008, but economic growth remains anemic, as we still have not had the necessary job growth we think necessary to sustain robust Gross Domestic Product (GDP) growth. Until we see evidence that the unemployment picture is improving, we believe it will be difficult for the economy to reaccelerate for any sustained period of time.

It remains to be seen if further purchases of securities by the Fed, i.e., quantitative easing, will boost the real economy. By keeping rates low, the Fed is trying to force investors out on the risk curve, especially into the stock market.

Improving stock market valuations creates a wealth effect. The theory is that as businesses and consumers see their investment accounts improve, they will begin to spend some of that extra money and help drive GDP growth. For consumers, a problem with this plan has been the negative drag from the housing market which has, in effect, cancelled some of the wealth that the stock market has created. We think businesses have been reluctant to spend and hire due to extreme uncertainty about government policies, future regulation and future tax obligations.

The Fed’s policy of continued quantitative easing will likely create some volatility in the currency market. We believe

Top 10 Holdings
(% of Net Assets)
F5 Networks, Inc.	2.4%
NetApp, Inc.	2.0%
BE Aerospace, Inc.	1.7%
Expeditors International of Washington, Inc.	1.6%
Precision Castparts Corporation	1.6%
Atmel Corporation	1.5%
Polycom, Inc.	1.5%
H.J. Heinz Company	1.5%
C.R. Bard, Inc.	1.4%
Ultra Petroleum Corporation	1.4%
These securities represent 16.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

18

the currency markets will continue to drive all markets, as fears about declining fiat currencies may push investors into inflation-protected assets over the coming months. In this environment, we expect to remain overweighted in energy and materials companies that should benefit from commodity inflation. We are growing more cautious about the effect of commodity inflation on input costs for many companies, which will impact margins and, hence, earnings.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	LBMGX	LBMIX
Transfer Agent ID	058	458
Net Assets	$241,679,044	$147,553,447
NAV	$16.62	$18.53
NAV - High†	10/31/2010 - $16.62	10/31/2010 - $18.53
NAV - Low†	11/2/2009 - $12.98	11/2/2009 - $14.38
Number of Holdings: 115

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	28.64%	6.90%	1.91%
with sales charge	21.58%	5.69%	1.34%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	29.49%	7.69%	2.75%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

19

Thrivent Partner Mid Cap Value Fund

Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Partner Mid Cap Value Fund earned a return of 25.63%, compared with the median return of its Lipper Mid Cap Value peer group of 22.78%. The Fund’s market benchmark, the Russell Midcap® Value Index, earned a return of 27.49%.

What factors affected the Fund’s performance?

In the Fund, our stock selection in the consumer discretionary and financials sectors detracted from returns, whereas stock selection in the materials and industrials sectors was the strongest.

Our holding in Range Resources was a top detractor from returns as the company announced that it had increased its capital expenditures in the Marcellus region. We recently trimmed this position due to increased financial risk in a continued weak natural gas price environment and higher-than-originally expected capital costs.

Fund performance was boosted by stock selection in materials, driven by stocks tied to an economic recovery and with high operating leverage, such as specialty chemical producer Huntsman Corp.

What is your outlook?

We maintain a cautiously optimistic outlook on the U.S. recovery, though we recognize that the path to an economic recovery may occur at an uneven pace. We are still operating in a market where macroeconomic and political events swing sentiment drastically, and the broader direction of the economy in the near-term is unclear. We believe that while the worst is over, we are in a slow healing process, with high unemployment levels and sluggish job growth pressuring the consumer. On the other hand, the passage of financial regulation has created some resolution, narrowing the range of possible outcomes. Additionally, credit conditions have improved, and merger and acquisition activity has increased, indicating management teams’ willingness to deploy capital. Corporate profits are generally improving and management teams seem to be more positive. We think high cash levels and strong balance sheets bode well for capital expenditure—the fuel for long-term growth.

As valuations and volatility have normalized from extremes, we believe stocks should trade more on fundamentals and profitability going forward, creating a more fertile environment for stock selection. We are excited to find

Top 10 Holdings (% of Net Assets)

Newfield Exploration Company	2.7%
Principal Financial Group, Inc.	1.9%
Biogen Idec, Inc.	1.8%
Everest Re Group, Ltd.	1.8%
Xcel Energy, Inc.	1.7%
Huntsman Corporation	1.6%
Lear Corporation	1.6%
DISH Network Corporation	1.6%
Invesco, Ltd.	1.6%
SunTrust Banks, Inc.	1.5%
These securities represent 17.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

20

ourselves with ample opportunities to buy quality businesses at deeply discounted valuations. Drastic cost-cutting in the downturn resulted in increased operating leverage, benefiting margins. With some corporate balance sheets strengthened and flush with cash, we believe capital allocation decisions will distinguish winners and losers. We maintain our discipline in finding companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and believe that this long-term discipline will help us navigate volatile markets.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$16,592,083	$104,185,317
NAV	$11.19	$11.23
NAV - High†	4/23/2010 - $11.42	4/23/2010 - $11.44
NAV - Low†	11/2/2009 - $9.02	11/2/2009 - $9.04
Number of Holdings: 104

† For the year ended October 31, 2010

Average Annual Total Returns[1]
As of October 31, 2010
Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	25.63%	4.07%	4.06%
with sales charge	18.75%	2.90%	2.97%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	26.07%	4.39%	4.38%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

21

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Mid Cap Stock Fund earned a return of 23.88%, compared with the median return of its Lipper Mid Cap Core peer group of 23.82%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 27.71%.

What factors affected the Fund’s performance?

The Fund’s performance versus its benchmark index was positively impacted by holdings in the information technology sector. Software, communications equipment, semiconductors, IT services and Internet investments all contributed to the sector’s significant outperformance over the last year. TIBCO Software, Inc. and Compuware Corporation benefited from increased spending on infrastructure software and attractive valuations. Continued data center spending resulted in improved prospects for F5 Networks, and Atmel Corporation combined a flawless restructuring with a proliferation of touch screens to return more than 130% over the last 12 months. Finally, VeriFone Systems Inc. took advantage of a rebounding payment systems market and new recurring revenue streams to outperform the market.

Underweighting the consumer discretionary sector proved detrimental to performance as retail and restaurants outperformed the index in spite of the significant consumer headwinds. The Fund did not have sufficient exposure to those segments. A focus on natural gas investments early in the year also limited the Fund’s energy performance as an abundance of supply depressed natural gas prices throughout the year. Finally, the Fund’s holding in the financial sector did not keep pace with those in the benchmark index.

What is your outlook?

The market continues to ebb and flow between a positive micro picture and a negative macro outlook. Numerous companies continue to generate significant cash flow, corporate balance sheets are healthy, and many firms are generating positive operating leverage. Yet macro concerns including Europe’s fiscal austerity plans, large fiscal and state deficits domestically and China’s initial interest rate hike cloud the outlook. The Fund remains tilted toward the micro view which dictates a pro-cyclical stance.

However, opportunities do not seem to be as pervasive as 12 months ago. Investments seem focused on business

Top 10 Holdings
(% of Net Assets)
Teradyne, Inc.	2.5%
Autoliv, Inc.	2.4%
Compuware Corporation	2.1%
Oshkosh Corporation	2.0%
Shaw Group, Inc.	2.0%
HCC Insurance Holdings, Inc.	1.9%
W.R. Berkley Corporation	1.9%
Northern Trust Corporation	1.8%
Atmel Corporation	1.8%
National Oilwell Varco, Inc.	1.7%
These securities represent 20.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

22

spending as opposed to consumer spending, as significant cash positions on corporate balance sheets are being spent on mergers and acquisitions and capital expenditures. Juxtapose business balance sheets to those of the consumer discretionary sector. We think consumers are over-leveraged, savings rates need to increase, unemployment is high, and income tax rates are rising—all substantial headwinds. The Fund’s largest sector overweightings are information technology and energy, and the largest underweighting is consumer discretionary. Overall, the Fund maintains a pro-cyclical bias, but is less aggressive than 12 months ago.

Portfolio Facts
As of October 31, 2010

	Class A	Institutional Class
Ticker	AASCX	TMSIX
Transfer Agent ID	021	051
Net Assets	$571,129,484	$216,581,266
NAV	$13.49	$14.53
NAV - High†	4/23/2010 - $13.67	4/23/2010 - $14.68
NAV - Low†	11/2/2009 - $10.94	11/2/2009 - $11.76
Number of Holdings: 77

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	23.88%	3.19%	3.31%
with sales charge	17.10%	2.03%	2.73%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	24.50%	3.72%	3.87%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

23

Thrivent Partner Worldwide Allocation Fund

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Management Investment Services Limited, Victory Capital Management Inc. and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Partner Worldwide Allocation Fund earned a return of 15.88% as compared with the median return of its peer group, the Lipper International Multi-Cap Core category, of 13.45%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of 13.08%.

What factors affected the Fund’s performance?

The Fund’s allocations to mid- and small-cap Europe, Australasia and Far East (EAFE) companies, allocations to emerging market debt and equity securities, and strong returns versus respective benchmarks on the part of the Fund’s managers were all factors contributing to good returns in the Fund for the period. Approximately 60% of Fund assets are allocated to large-cap EAFE managers and 15% is allocated to each of the emerging market equity and small- and mid-cap EAFE equity managers. The remaining

10% is managed in an emerging market debt account. The emerging market equity component provided the best returns on both an absolute and relative basis, achieving results in excess of 30% in that Fund component. Emerging market debt holdings provided returns in the high teens as did the small/mid-cap equity EAFE allocation. The large-cap positions achieved returns in the area of 11%. Each of these components performed in line with or in excess of their respective benchmarks, allowing the Fund’s aggressive performance to exceed its benchmark index.

What is your outlook?

Across markets and among individual stocks, there has been a high degree of correlation in daily price swings. More typically, such high correlations are associated with sharply declining markets. This persistence in an up market suggests that trading volumes are being influenced more by tactical and short-term trading, particularly exchange-traded funds (ETFs), in which there is little discriminating

Top 10 Countries

(% of Net Assets)

Japan	14.8%
United Kingdom	11.4%
Switzerland	7.8%
France	5.7%
Germany	4.2%
Brazil	3.6%
Australia	3.6%
Hong Kong	3.4%
Canada	2.7%
Italy	2.5%

Investments in securities in these countries represent 59.7% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

24

among individual stocks. While this has presented some challenges for stock selection, we believe it sets the stage for even more compelling future opportunities to successfully differentiate based on company-specific fundamentals.

With governments actively buying bonds to increase money supply, interest rates have fallen to unprecedentedly low levels in many countries. While this has yet to stimulate bank lending, a traditional sign of economic recovery, it has allowed companies with strong balance sheets to access cheap credit to fund mergers and acquisitions, share buybacks and create higher dividends. All of these factors should help support equities. The Fund should continue to benefit from these trends in an otherwise highly uncertain macro environment.

Some sectors of the markets appear to be carrying relatively full valuations, and Fund segment allocations may be adjusted to take advantage of opportunities as they arise.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$35,296,920	$219,248,543
NAV	$8.80	$8.83
NAV - High†	10/14/2010 - $8.92	10/14/2010 - $8.96
NAV - Low†	5/26/2010 - $7.10	5/26/2010 - $7.12
Number of Holdings: 450

† For the period ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	From Inception 2/29/2008
without sales charge	15.88%	-3.56%
with sales charge	9.48%	-5.57%

Institutional Class[3]	1-Year	From Inception 2/29/2008
Net Asset Value	16.26%	-3.24%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

25

Thrivent Partner International

Stock Fund

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

The Fund seeks long-term capital growth.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Partner International Stock Fund earned a return of 10.58%, compared with the median return of its peer group, the Lipper International Large Cap Core category, of 10.34%. The Fund’s market benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, earned a return of 8.82%.

What factors affected the Fund’s performance?

Sector weighting versus the benchmark was a factor that contributed to the Fund outperforming the benchmark. Specifically, an underweighting to the poorly performing financial sector was a key factor aiding returns. Financial stocks, particularly banks and insurance companies, are a significant component in the EAFE Index, and that sector came under pressure as the debt crisis unfolded in Greece over the summer months.

The utility segment was also an area the Fund was underweighted in, and that segment provided subpar returns versus the benchmark. The Fund was overweighted in the consumer discretionary sector and that sector outperformed the benchmark. Additionally, stock selection in the Fund yielded better results than the stocks in the benchmark, providing an additional lift to Fund returns. The positions in energy and financials had the greatest positive impact on results in the Fund versus the benchmark. For the period, currency had a negative impact on returns versus a U.S. dollar account as the dollar generally strengthened versus the euro and the British pound. The yen also strengthened over the year. Some of the best-performing stocks in the Fund were based in and benefited from the higher-growth Asian markets. Stocks that detracted from performance over the period were: Resona Holdings, a Japan-based financial services company; BMW, a German automobile manufacturer; and BP, an international oil and gas company.

What is your outlook?

Across markets and among individual stocks, there has been a stubbornly high degree of correlation in daily price swings. More typically, such high correlations are associated with sharply declining markets. This persistence in an up market suggests that trading volumes are being influenced more by tactical and short-term trading, particularly exchange-traded funds (ETFs), in which there is little discriminating among individual stocks. While this has presented some challenges for stock selection, we believe it

Top 10 Countries
(% of Net Assets)

Japan	20.4%
United Kingdom	16.8%
Switzerland	12.1%
France	7.7%
Germany	5.1%
Canada	4.9%
Australia	4.8%
Italy	3.4%
Hong Kong	2.8%
Spain	2.5%

Investments in securities in these countries represent 80.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

26

sets the stage for even more compelling future opportunities to successfully differentiate based on company-specific fundamentals.

With governments actively buying bonds to increase money supply, interest rates have fallen to unprecedentedly low levels in many countries. While this has yet to stimulate bank lending, a traditional sign of economic recovery, it has allowed companies with strong balance sheets to access cheap credit to fund mergers and acquisitions, share buybacks and higher dividends. All of these factors should help support equities. We expect that the Fund will continue to benefit from these trends in an otherwise highly uncertain macro environment.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AAITX	TISFX
Transfer Agent ID	023	093
Net Assets	$174,132,959	$280,988,708
NAV	$9.64	$9.85
NAV - High†	10/14/2010 - $9.81	10/14/2010 - $10.02
NAV - Low†	6/7/2010 - $7.82	6/7/2010 - $7.97
Number of Holdings: 211

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	10.58%	1.64%	0.38%
with sales charge	4.54%	0.48%	-0.18%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	11.37%	2.32%	1.18%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

27

Thrivent Large Cap Growth Fund

Scott A. Vergin, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ending October 31, 2010?

Thrivent Large Cap Growth Fund returned 12.94%, compared with a median return of 17.70% for the Lipper Large Cap Growth peer group. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 19.65%.

What factors affected the Fund’s performance?

The Fund’s underperformance over the past year was due to poor stock selection. The vast majority of this under-performance came from stock selection within the technology sector. Fundamental disappointments in the stocks of Adobe Systems and QUALCOMM were negative contributors to performance; however, the main factor was not owning high price-to-earning (P/E) stocks, such as Baidu and Salesforce.com, and focusing on growth-at-a-reasonable-price names, such as Microsoft and Cisco Systems. The same phenomena occurred in the consumer discretionary sector, as not owning Priceline.com and not owning enough Amazon hurt performance, despite significant outperformance in our holding of Ford Motor. The sudden drop in Goldman Sachs after the Securities and Exchange Commission’s (SEC) probe detracted from stock selection in the financial sector. Our stock selection within the industrial sector was a significant positive contributor due to owning airline holdings, such as Delta and United. Sector allocation within the Fund was overall neutral to performance, while cash allocation was a contributor to performance.

What is your outlook?

We are still constructive on the equity markets, as we believe the economy is showing enough forward momentum to generate good corporate earnings growth. We think our emphasis must be on those companies that have strong growth prospects whatever the economic conditions. Companies with dynamic product innovations should be the Fund’s focus within the technology sector, since this type of company should continue to maintain a premium valuation. The cyclical sectors of the market (such as industrials and consumer discretionary) are favored because of their leverage to improving the economy. The industrial economy seems to be benefiting from a weak dollar and strong emerging international economies. We believe these economic drivers benefit export-driven companies in heavy machinery and the railroad companies that move the goods to market. We also believe certain

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	7.2%
Google, Inc.	4.0%
Microsoft Corporation	3.5%
Cisco Systems, Inc.	3.0%
Visa, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.1%
Celgene Corporation	2.0%
Occidental Petroleum Corporation	1.9%
PepsiCo, Inc.	1.9%
Walt Disney Company	1.9%
These securities represent 30.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

28

companies in the consumer discretionary sector will perform well, as they continue to execute on its turnaround strategy. The outlook for the health care sector is improving, as we believe the mid-term elections have tempered some health care reform fears. We have recently moved to an overweighted position in the health care sector.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AAAGX	THLCX
Transfer Agent ID	027	060
Net Assets	$121,315,872	$199,973,860
NAV	$4.80	$5.13
NAV - High†	4/23/2010 - $4.99	4/23/2010 - $5.32
NAV - Low†	7/2/2010 - $4.12	7/2/2010 - $4.40
Number of Holdings: 106

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	12.94%	1.14%	-3.50%
with sales charge	6.68%	-0.01%	-4.05%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	13.52%	1.60%	-2.77%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

29

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ending October 31, 2010?

Thrivent Large Cap Value Fund earned a return of 10.45%, as compared with the median return of 12.79% for its Lipper Large Cap Value peer group. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 15.71%.

What factors affected the Fund’s performance?

An underweighting in the telecommunications services sector hurt the Fund’s performance, as this sector was one of the stronger areas of the market. Additionally, our stock selection within this group did not keep pace with those in the peer group. Stock selection in consumer discretionary, energy, health care, financials and utilities sectors negatively impacted portfolio performance. The materials sector was an area of strong stock selection but was insufficient to offset weakness in other Fund segments.

What is your outlook?

The past year has been a strong recovery year for the stock market. The economy has begun to recover from very depressed levels. Federal Reserve policy has resulted in lower short- and long-term interest rates in the United States. Normally we would expect this to stimulate a housing recovery, but it has not this cycle due to the well-documented oversupply problems in housing. This has affected many of the industries that benefit from housing-related activity including mortgage finance, construction and home improvement. Other early cycle industries have fared better, including autos, transportation, electronics and capital goods. We believe there appear to be early signs of stabilization in commercial construction and service-sector employment. Overall levels of consumption are still below levels achieved prior to the recession in many areas.

Top 10 Holdings
(% of Net Assets)
E.I. du Pont de Nemours and Company	3.8%
Kraft Foods, Inc.	3.5%
Chevron Corporation	3.2%
Philip Morris International, Inc.	3.1%
UnitedHealth Group, Inc.	3.0%
Apache Corporation	2.6%
Verizon Communications, Inc.	2.4%
Xerox Corporation	2.4%
J.P. Morgan Chase & Company	2.3%
ENSCO International plc ADR	2.3%
These securities represent 28.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

30

Portfolio Facts
As of October 31, 2010
	Class A	Institutional Class
Ticker	AAUTX	TLVIX
Transfer Agent ID	022	092
Net Assets	$175,967,098	$331,150,490
NAV	$12.61	$12.71
NAV - High†	4/23/2010 - $13.39	4/23/2010 - $13.45
NAV - Low†	7/2/2010 - $10.96	7/2/2010 - $11.02
Number of Holdings: 76

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	10.45%	0.99%	0.51%
with sales charge	4.40%	-0.14%	-0.06%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	11.09%	1.54%	1.17%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

31

Thrivent Large Cap Stock Fund

Matthew D. Finn, CFA (left), David E. Heupel (right), and Michael A. Binger (far right), Portfolio Co-Managers*

The Fund seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security,

or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

* Effective April 2010, David E. Heupel and Michael A. Binger are the Fund’s additional portfolio co-managers.

How did the Fund perform during the 12-month period ending October 31, 2010?

Thrivent Large Cap Stock Fund earned a return of 11.16%, as compared with the median return of 14.47% for the Lipper Large Cap Core peer group. The Fund’s market benchmark, the S&P 500 Index, earned a return of 16.52%.

What factors affected the Fund’s performance?

Stocks selection was the most significant factor in the Fund’s underperformance versus its benchmark. Secondary factors were sector weightings and a modest cash position. In the consumer discretionary group, International Game Technology was a poor performer, as were Kohl’s and JC Penney in the retail group. In health care, the Fund’s holding in Pfizer did not keep pace with the industry or the sector. Zimmer Holdings, within the health care equipment industry, also performed below its peers. In the health care providers group, the Fund’s holding in UnitedHealth Group performed well versus the market and the sector. Holdings in the information technology sector did not keep pace with the group. The Fund’s emphasis on high-quality, large-cap, stable growth technology companies was not rewarded. Money flowed into more-aggressive and speculative positions, particularly in the lower market capitalizations of the technology industry. In the financial sector, the Fund’s holdings in companies exposed to capital markets came under pressure, particularly in the second half of the period, as financial markets were disrupted by the events in Greece related to debt rollover issues.

Mitigating the unfavorable results were the somewhat-better returns of the Fund’s holdings in regional banks such as U.S. Bancorp and Comerica. In the materials sector, a number of holdings performed well. In the chemical group, the Fund had a position in Potash Corp., which received an unsolicited takeover offer and rose sharply. A position in DuPont also performed well over the period. Holdings in the metals and mining companies of Freeport-McMoRan, Newmont Mining and Allegheny Technology performed strongly as well.

What is your outlook?

We believe the economic recovery is likely to be sustained, albeit at levels below what one would expect given the falloff in growth during the recent recession. We acknowledge that some fundamental risks are unusually high and that the recovery could abort, but we consider the more likely outcome to be subpar growth. Unemployment is likely to remain elevated, but that does not preclude a

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	3.6%
Walt Disney Company	2.3%
Occidental Petroleum Corporation	2.1%
Baker Hughes, Inc.	2.0%
Google, Inc.	2.0%
Microsoft Corporation	2.0%
Philip Morris International, Inc.	2.0%
Chevron Corporation	1.9%
Cisco Systems, Inc.	1.8%
Norfolk Southern Corporation	1.8%
These securities represent 21.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

32

recovery as much as alter the trajectory. Recessions that have a financial crisis as a component have historically taken longer to recover while the system adjusts to the necessary debt deleveraging. We believe the U.S. economy is unlikely to be the global engine of growth as it was in the last cycle. Other economies are growing and have large unsatisfied domestic demand that could be the catalyst for sustained recovery.

We continue to maintain a pro-cyclical tilt to the Fund. Stocks appear to be attractively valued versus other investment alternatives assuming a sustained recovery. There are many large-cap domestic companies that have the financial and operating strength to compete in the global economy. A meaningful portion of earnings from large-cap companies is directly or indirectly impacted by growth outside the US. We believe the Fund is positioned to benefit from that characteristic.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AALGX	IILGX
Transfer Agent ID	017	090
Net Assets	$1,549,382,459	$176,405,739
NAV	$20.87	$21.05
NAV - High†	4/23/2010 - $21.98	4/23/2010 - $22.10
NAV - Low†	7/2/2010 - $18.12	7/2/2010 - $18.24
Number of Holdings: 117

† For the year ended October 31, 2010

Average Annual Total Returns[1] As of October 31, 2010
Class A2	1-Year	5 Years	10 Years
without sales charge	11.16%	0.06%	-1.38%
with sales charge	5.04%	-1.06%	-1.94%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	11.80%	0.56%	-0.92%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

33

Thrivent Balanced Fund

Gregory R. Anderson, CFA, CPA (left ), Darren M. Bagwell, CFA (right), Michael G. Landreville, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Balanced Fund posted a total return of 16.04%, compared with a median return of 14.38% for its Lipper Mixed-Asset Target Allocation Growth peer group. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 17.75% and 8.01%, respectively.

What factors affected the Fund’s performance?

During the period, we maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed income.

Investments in technology-related sectors and materials were the dominant source of relative outperformance for the Fund’s equity segment, offset by underperformance of exposures in retail and health care.

Three main factors contributed to the fixed-income segment’s relative outperformance. First, performance was helped by a continued recovery in the prices of our floating-rate debt holdings that back our mortgage securities. These floating-rate debt securities also continued paying down principal; once they are fully paid off, we do not plan to reinstitute this “dollar-roll” program.

The second factor was our overweighted position in securitized holdings, consisting of asset-backed, mortgage-backed and commercial mortgage-backed securities. This group of assets turned in a strong performance over the period.

The third factor was the Fund’s overweighted position in corporate bonds. As investors sought out higher yields, demand for spread products, such as corporate bonds (along with their prices), increased substantially. Within this asset class, our overweighted position in the financial services sector also benefited our relative performance.

What is your outlook?

A global economic recovery is well under way, and we remain more optimistic than consensus regarding its pace and sustainability. Helping the Fund’s equity returns, we think emerging markets will remain a major source of better-than-expected global growth. However, within the U.S., we believe persistently high unemployment, secular consumer deleveraging trends, and slowing re-stocking

Top 10 Holdings (% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Yahoo!, Inc.	1.3%
Xerox Corporation	1.3%
U.S. Treasury Notes	1.2%
Schlumberger, Ltd.	1.2%
Biogen Idec, Inc.	1.2%
Accenture plc	1.2%

These securities represent 14.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

34

benefits will keep economic growth at a below-desired annual pace.

In an effort to push interest rates lower and bolster the economy, the Federal Reserve announced a second quantitative easing program in November in which it will purchase more than $600 billion in Treasury securities. We expect rates to remain low for an extended time but not decline any further. The yield curve should remain steep as long as the Fed keeps interest rates at current levels; however, we see some risk that interest rates and inflation could begin to rise going forward.

We plan to keep the Fund at roughly two-thirds equities and one-third fixed-income securities. As always, we will continue to monitor the economy and markets closely, and we’ll work to maintain a prudent balance of income and long-term capital growth potential.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AABFX	IBBFX
Transfer Agent ID	026	056
Net Assets	$148,859,722	$56,574,929
NAV	$11.68	$11.66
NAV - High†	4/23/2010 - $11.78	4/23/2010 - $11.76
NAV - Low†	11/2/2009 - $10.25	11/2/2009 - $10.23
Number of Holdings: 276

† For the year ended October 31, 2010

Average Annual Total Returns[1] As of October 31, 2010
Class A2	1-Year	5 Years	10 Years
without sales charge	16.04%	3.72%	2.60%
with sales charge	9.70%	2.55%	2.02%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	16.55%	4.22%	3.09%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in these Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****	The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

35

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent High Yield Fund returned 17.65%, compared with a median return of 17.57% for its Lipper U.S. High Current Yield peer group. Our market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 19.35%.

What factors affected the Fund’s performance?

The high-yield bond market rallied during much of the period as investors grew more confident about a global economic recovery. The yield premium, or “spread,” high-yield bonds offered over that of Treasury securities fell from 7.35% at the beginning of the period to 5.75% on October 29, with a simultaneous increase in their prices.

Returns on bonds of different credit quality were more similar during the year than in previous periods. As a result, the Fund’s underweighted position in CCC-rated bonds didn’t detract from its performance relative to the Lipper peer group, though it was a factor in the benchmark index comparison. Returns on BB-rated bonds averaged 19% for the year, while B-rated and CCC-rated bonds averaged 16% and 20.4%, respectively.

Helping the Fund’s performance was our fully invested stance, with a small percentage of portfolio assets in low-yielding short-term investments. Also benefiting our relative performance were our securities selections in autos (Ford), technology (chip manufacturers Freescale and NXP), and metals and mining (iron ore producer FMG). Our exposure to such cyclical companies boosted the Fund’s performance as investors became more confident about future economic growth.

Detracting from the Fund’s relative performance were our securities selections in industries such as paper (New Page), electric utilities and media.

What is your outlook?

We remain optimistic about the high-yield bond market’s prospects based on three factors:

•	We believe the financial health of issuing companies is still improving. What’s more, we’re early in the credit cycle and these companies’ debt burdens are still declining.

•	The default rate among high-yield bond issuers appears to be declining rapidly. The rate is at about 4% now, according to Moody’s, and is projected to fall to about 2% within a year.

•

Investor demand for high-yield products remains strong in the current low-yield environment. Further, we expect prices of high-yield securities to hold up better than other fixed-income securities if interest rates increase.

Because we expect continued slow economic growth, we expect to keep the Fund fully invested with an

Top 10 Holdings (% of Net Assets)

Ford Motor Credit Company, LLC	1.5%
Warner Chilcott Company, LLC	1.1%
Energy Future Holdings, Term Loan	1.0%
Cincinnati Bell, Inc.	1.0%
MGM Resorts International	1.0%
FMG Finance, Pty., Ltd.	1.0%
CIT Group, Inc.	0.9%
Abengoa Finance SAU	0.9%
Intelsat Bermuda, Ltd.	0.9%
PAETEC Holding Corporation	0.8%

These securities represent 10.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

36

underweighted position in CCC- and lower-rated securities and await a pullback opportunity to add to these issues. Slow growth generally isn’t bad for high-yield bonds, except for the riskier issues.

Although the recent exceptional returns won’t likely be repeated any time soon, we think the current economic recovery will provide a favorable environment for investors in high-yield bonds during the months ahead.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	LBHYX	LBHIX
Transfer Agent ID	073	473
Net Assets	$448,082,706	$254,552,475
NAV	$4.86	$4.86
NAV - High†	10/31/2010 - $4.86	10/31/2010 - $4.86
NAV - Low†	11/3/2009 - $4.45	11/3/2009 - $4.45
Number of Holdings: 238

† For the year ended October 31, 2010

Average Annual Total Returns[1] As of October 31, 2010
Class A2	1-Year	5 Years	10 Years
without sales charge	17.65%	7.58%	5.61%
with sales charge	12.37%	6.59%	5.12%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	18.12%	8.04%	6.02%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

37

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.* The Fund is subject to interest rate risk, credit risk related to an underlying issuer’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Municipal Bond Fund produced a 6.79% return, compared with a median return of 7.88% for its Lipper General Municipal Debt peer group. The Fund’s market benchmark, the Barclays Capital Municipal Bond Index, returned 7.78%.

What factors affected the Fund’s performance?

The Fund underperformed its Lipper peer group and benchmark index due to our comparatively more conservative portfolio. Although we added longer-maturity, mid-rated bonds during the period—meaningfully lengthening the portfolio’s duration—we still didn’t hold as much risk as our peers. Plus, we tended to avoid the lowest-quality bonds that rebounded strongly during the period. Limiting exposure to the riskier, more volatile areas of the market is an important aspect of our ongoing philosophy of pursuing consistent, competitive performance. While we do watch for opportunities in lower-rated securities, there are many deals we won’t consider because they do not meet our standards. Even though we don’t buy many of these lower-quality bonds, we expect our Fund to continue to be competitive.

Sectors from which we’ve added bonds that performed particularly well during the period include hospitals, toll roads and airports, the latter category receiving a boost from an improving economy. Also assisting performance were our positions in BBB- and A-rated bonds, as lower-rated bonds outperformed during the period.

What is your outlook?

We expect the economic recovery to continue. While we continue to monitor economic developments that may affect the municipal bond market, we’ll also watch for changes in government policy that could have as much influence on bond supply, demand and credit quality. The following potential policy developments (as of this writing) show why municipal bond investors cannot simply buy, hold and forget their bonds:

•

The Build America Bond Program has spurred many state and local governments to issue taxable bonds by reimbursing them for a substantial portion of their interest costs. This highly popular program has siphoned billions in bond supply from the municipal bond market, most likely boosting prices of the shrinking supply. Given the new Congress’ more-conservative bent, this subsidy-oriented program may

Top 10 States

(% of Net Assets)

California	12.4%
Texas	11.0%
Illinois	7.8%
New York	6.8%
Colorado	5.4%
Washington	5.0%
Florida	4.6%
Massachusetts	3.5%
Louisiana	3.3%
Pennsylvania	3.0%

Investments in securities in these States represent 62.8% of the total net assets of the Fund.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

38

not be re-approved, leaving the impact on tax-exempt bond supply and prices unknown.

•	An extension of the Bush-era tax cuts—and the tax brackets that would be affected—remains uncertain.

How would any change in tax rates—or lack of change—affect demand for and prices of tax-exempt bonds?

•	We’re concerned that potential cuts to or phase-outs of stimulus aid to states could make state and local budget shortfalls even worse—with an unknown impact on issuer credit quality.

We’ll continue to monitor these developments closely and structure the Fund with these risks in mind.

Portfolio Facts.

As of October 31, 2010

	Class A	Institutional Class
Ticker	AAMBX	TMBIX
Transfer Agent ID	015	088
Net Assets	$1,384,511,555	$95,279,311
NAV	$11.42	$11.42
NAV - High†	8/31/2010 - $11.53	8/31/2010 - $11.53
NAV - Low†	11/17/2009 - $11.12	11/17/2009 - $11.12
Number of Holdings: 458

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010.

Class A2	1-Year	5 Years	10 Years
without sales charge	6.79%	4.68%	5.09%
with sales charge	1.95%	3.73%	4.60%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	7.08%	4.98%	5.37%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

39

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Income Fund returned 13.66%, compared with a median return of 12.78% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 8.01%.

What factors affected the Fund’s performance?

Non-government spread-sector bonds rallied during the first half of the 12-month period. But in May, the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed worries about the global economic recovery, spurring some investors to seek the relative safety of U.S. Treasury securities.

Even with these fears, spread-sector bonds provided strong returns during the period. The main reasons the Fund outperformed both its Lipper peer group and benchmark index were its overweighted positions and security selections in investment-grade and high-yield corporate bonds. Together, these types of bonds composed nearly 80% of the portfolio. Bonds from the financial sector (banks, REITs, insurance companies) were the best performers among our corporate holdings.

In addition, the Fund’s overweighted position in securitized assets such as nonagency mortgage and commercial mortgage-backed securities boosted our relative performance. Also contributing to our relative outperformance was a continued price recovery of the floating-rate debt securities that were used to support the forward purchase of mortgage securities. These assets were negatively affected by the liquidity crisis in 2008 but have rebounded strongly.

Our underweighted positions in Treasury and agency securities detracted from performance in the second half of the period. As noted, prices of government issues—especially in longer maturity lengths—surged during the latter half of the period.

What is your outlook?

We expect the economic recovery to continue, but the pace of growth to be slower than in previous recoveries. Inflation will likely remain under control over the near term due to high excess labor and manufacturing capacity.

In an effort to push interest rates lower and bolster the economy, the Federal Reserve announced a second quantitative easing program in early November 2010 through which it will purchase more than $600 billion in Treasury securities. We expect short-term rates to remain at

Top 10 Holdings
(% of Net Assets)
Thrivent High Yield Fund	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.0%
Citigroup Commercial Mortgage Trust	0.9%
J.P. Morgan Chase Commercial Mortgage Securities Corporation	0.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.8%
CenterPoint Energy Resources Corporation	0.5%
Goldman Sachs Alternative Mortgage Products Trust	0.5%
Wachovia Bank Commercial Mortgage Trust	0.5%
These securities represent 9.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

40

current low levels for an extended period but not decline any further.

The yield curve should remain steep as long as the Fed keeps interest rates at current levels. However, we see some risk that interest rates and inflation could begin to rise going forward.

We think the major part of the rebound in spread-related investments is behind us but that the securities still offer value. Considering the recent exceptional performance of these assets, we plan to gradually reduce our overweighted position in them. We also are currently taking steps to help mitigate the impact should interest rates rise sharply by increasing investments in less rate-sensitive assets, such as floating rate securities.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	LUBIX	LBIIX
Transfer Agent ID	055	455
Net Assets	$405,094,087	$370,727,683
NAV	$8.80	$8.79
NAV - High†	10/13/2010 - $8.83	10/13/2010 - $8.82
NAV - Low†	11/4/2009 - $8.06	11/4/2009 - $8.06
Number of Holdings: 476

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	13.66%	5.75%	5.72%
with sales charge	8.58%	4.79%	5.23%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	13.99%	6.19%	6.11%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

41

Thrivent Core Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA, CPA (right), Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Core Bond Fund returned 12.42%, compared with a median return of 9.35% for its Lipper Intermediate Investment Grade Debt peer group. The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 8.01%.

What factors affected the Fund’s performance?

Several factors helped the Fund outperform its Lipper peer group and benchmark index. The first one, accounting for about one-third of our relative outperformance, was a continued recovery in the prices of our floating-rate debt holdings that back our mortgage securities. These floating-rate debt securities also continued paying down principal, and once they are fully paid off we do not plan to reinstitute this “dollar-roll” program.

Another third of the Fund’s relative outperformance was due to our overweighted position in securitized investments, including mortgage-backed, commercial mortgage-backed, and asset-backed securities. As with our floating-rate debt, these assets were negatively affected by the liquidity crisis in 2008, but rebounded strongly during 2009 and through this reporting period.

The remaining one-third of our relative outperformance was driven by the Fund’s overweighted position in corporate bonds. Again, as some investors became bolder during the period and sought out opportunities for higher yields, demand for spread product, such as corporate bonds (along with their prices) increased substantially. Within this asset class, our overweighted position in the financial services sector also benefited our relative performance.

What is your outlook?

We expect the economic recovery to continue, but the pace of growth to be slower than in previous recoveries. While we think the unemployment rate has peaked, it will likely stay above 8% for the foreseeable future. Inflation is expected to remain under control over the near term due to high excess labor and manufacturing capacity.

In an effort to push interest rates lower and bolster the economy, the Federal Reserve announced a second quantitative easing program in early November 2010, through which it will purchase more than $600 billion in Treasury securities. We expect rates to remain at low levels for an extended period but not decline any further. The yield curve should remain steep as long as the Fed

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	8.5%
Thrivent High Yield Fund	4.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.2%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	3.7%
U.S. Treasury Notes, TIPS	2.2%
U.S. Treasury Notes, TIPS	2.1%
U.S. Treasury Notes, TIPS	2.0%
U.S. Treasury Notes	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%

These securities represent 32.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

42

keeps interest rates at current levels. However, we see some risk that interest rates and inflation could begin to rise going forward.

Within the credit markets, spreads have tightened substantially and are nearing their long-term averages.

We think the major part of the rebound in spread-related investments is behind us, but that they still offer value.

Considering the recent exceptional performance of these assets, we are currently gradually reducing our overweighted position in them. At the same time, we also are continuing to increase our holdings of government securities—reducing our underweighting—to lower the Fund’s overall level of risk.

Portfolio Facts

As of October 31, 2010

	Class A	Institutional Class
Ticker	AAINX	IIINX
Transfer Agent ID	016	089
Net Assets	$244,973,306	$50,118,287
NAV	$10.11	$10.11
NAV - High†	10/13/2010 - $10.15	10/13/2010 - $10.15
NAV - Low†	11/5/2009 - $9.30	11/5/2009 - $9.31
Number of Holdings: 224

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	12.42%	5.05%	5.42%
with sales charge	7.37%	4.08%	4.93%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.79%	5.42%	5.81%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

43

Thrivent Government Bond Fund

Michael G. Landreville, CFA, Portfolio Manager

The Fund seeks total return with current income consistent with preservation of capital.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the eight-month period from its inception on February 26, 2010, through October 31, 2010?

Thrivent Government Bond Fund returned 6.73%, compared with a median return of 5.37% for its Lipper General U.S. Government Funds peer group. The Fund’s market benchmarks, the Barclays Capital U.S. Agency Index and the Barclays Capital U.S. Treasury Index, posted returns of 4.20% and 6.46%, respectively.

What factors affected the Fund’s performance?

Government bonds rallied from April through the end of the period as the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed worries about the global economic recovery, spurring some investors to seek the relative safety of U.S. Treasury securities. In addition to that, the Federal Reserve’s quantitative easing program and its buying billions of dollars in Treasury securities to push down interest rates and spur economic growth also boosted government bond returns.

The main reason the Fund outperformed both its Lipper peer group and benchmark indexes was its overweighted positions in U.S. Treasury securities and Treasury inflation-

protected securities (TIPS), which returned an average 6.4% and 9.4%, respectively, during the period. Also benefiting the Fund’s relative performance was our underweighted position in mortgage-backed bonds, whose returns lagged other types of government bonds for much of the period.

What is your outlook?

We expect the economic recovery to continue, but the pace of growth to be slower than in previous recoveries. We think the unemployment rate has peaked, but will stay above 8% for the foreseeable future. Inflation will likely remain under control over the near term due to high excess labor and manufacturing capacity.

In an effort to push interest rates lower and further bolster the economy, the Federal Reserve announced a second quantitative easing program in early November 2010, through which it will purchase more than $600 billion in Treasury securities. We expect rates to remain at low levels for an extended period, but not decline any further.

The yield curve should remain steep as long as the Fed keeps interest rates at current levels. However, we see some risk that interest rates and inflation could begin to rise going forward.

Top 10 Holdings
(% of Net Assets)

U.S. Treasury Notes	10.3%
U.S. Treasury Notes	8.5%
U.S. Treasury Notes	6.4%
Federal Home Loan Banks	4.7%
Federal National Mortgage Association	4.6%
Federal Home Loan Banks	4.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.8%
Federal National Mortgage Association	3.7%
Federal Home Loan Mortgage Corporation	2.9%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	2.9%

These securities represent 51.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

44

We think the Fed’s upcoming quantitative easing should support prices of Treasury securities for at least the next six months. What’s more, we also see strong value in TIPS investments going forward.

Thrivent Government Bond Fund is intended to serve as a conservative and defensive investment vehicle. As such,

it will not attempt to aggressively seize different investment opportunities. Its asset mix should remain largely unchanged for the duration of the forthcoming year.

Portfolio Facts
As of October 31, 2010
	Class A	Institutional Class
Ticker	TBFAX	TBFIX
Transfer Agent ID	039	459
Net Assets	$5,919,526	$105,593,433
NAV	$10.56	$10.57
NAV - High†	10/11/2010 - $10.61	10/11/2010 - $10.62
NAV - Low†	4/5/2010 - $9.83	4/5/2010 - $9.83
Number of Holdings: 50

† For the period ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	From Inception 2/26/2010
without sales charge	6.73%
with sales charge	4.64%

Institutional Class[3]	From Inception 2/26/2010
Net Asset Value	7.04%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays Capital U.S. Treasury Index, the Barclays Capital U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Barclays Capital U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

45

Thrivent Limited Maturity Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA, CPA (right), Portfolio Co-Managers

The Fund seeks a high level of current income with stability of principal.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Limited Maturity Bond Fund returned 5.97%, compared with a median return of 4.72% for its Lipper Short Investment Grade Debt peer group. The Fund’s market benchmark, the Barclays Capital Government/Credit 1–3 Year Bond Index, posted a return of 3.23%.

What factors affected the Fund’s performance?

Most sectors of the bond market delivered strong gains over the 12-month period. For the first six months, improving prospects for the U.S. economy boosted demand for riskier bonds with yield advantages over U.S. Treasuries. However, in May the debt crisis in Europe, concerns about a slowdown in China, and continued high unemployment in the United States renewed worries about the global economic recovery, spurring some investors to seek the relative safety of U.S. Treasury securities. The yield on the two-year Treasury note plummeted 0.54% to end the period at 0.34%, slightly higher than the yield offered by money market securities.

The Fund outperformed its Lipper peer group and benchmark index mostly due to its heavier weighting in high-quality corporate bonds and securitized asset bonds (mortgage-backed securities and asset-backed securities), which performed significantly better than Treasuries and other government securities, especially during the first half of the period. For example, corporate bonds and securitized asset holdings in the Fund generated average returns of 9.8% and 8.13%, respectively, over the year. In addition to the Fund’s heavier sector weightings, good security selections within these sectors were a huge contributor to the Fund’s performance.

What is your outlook?

We expect the economic recovery to continue, but at a slower pace than in previous economic cycles. As a result, job growth will lag, causing the unemployment rate to stay uncomfortably high. In an effort to push interest rates lower and bolster the economy, the Federal Reserve announced a second quantitative easing program in early November, in which it will buy more than $600 billion in Treasury securities. We expect rates to remain at current low levels at

Top 10 Holdings
(% of Net Assets)

U.S. Treasury Notes	2.5%
U.S. Treasury Notes	2.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Thrivent High Yield Fund	1.4%
U.S. Treasury Notes	1.3%
U.S. Treasury Notes	1.1%
U.S. Treasury Notes	1.0%
World Financial Network Credit Card	0.9%
U.S. Treasury Notes, TIPS	0.9%
Toyota Auto Receivables Owner Trust	0.9%

These securities represent 13.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

46

least through the first half of next year. Longer term, we are concerned about the risk of rising interest rates and expect to increase the Fund’s concentration in floating-rate securities with coupon rates that adjust to rising interest rates.

We think the major part of the rally in corporate bonds and securitized asset bonds is behind us, but they still offer reasonable value versus low-yielding Treasuries and cash alternatives. Considering the exceptional performance of these assets over the past year, we are currently gradually reducing our overweighted position in them. At the same time, we continue to increase our holdings of government securities for the purposes of reducing our underweighted position and lowering the Fund’s overall risk profile.

Portfolio Facts
As of October 31, 2010
	Class A	Institutional Class
Ticker	LBLAX	THLIX
Transfer Agent ID	076	476
Net Assets	$272,650,341	$530,756,715
NAV	$12.58	$12.58
NAV - High†	10/13/2010 - $12.59	10/13/2010 - $12.59
NAV - Low†	11/11/2009 - $12.21	11/11/2009 - $12.21
Number of Holdings: 335

† For the year ended October 31, 2010

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
Net Asset Value	5.97%	4.00%	4.27%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	6.35%	4.37%	4.63%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

47

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The principal risk of investing in the Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 12-month period ended October 31, 2010?

Thrivent Money Market Fund returned 0.00% during the period, while its Lipper Money Market category reported a median net return of 0.01% over the same time frame.

What factors affected the Fund’s performance?

The Federal Reserve kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. With the federal funds target rate remaining at historical lows and continuing meager supply in the short-term securities market, money market funds throughout the industry struggled to provide a positive yield during the period. Adding to the challenges were declining balances in money funds throughout the industry, as investors departed to seek higher yields elsewhere. To maintain a positive return for investors, Thrivent Asset Management waived certain fees on the Fund throughout the 12-month period.

With credit markets still experiencing volatility, we structured the Fund conservatively to maintain credit quality and liquidity. By the end of September 2010, U.S.

government-supported securities composed over 37% of the Fund’s assets.

Also impacting performance were the new SEC regulatory requirements for money market funds being implemented during 2010. We expect the regulations to continue to keep yields low for investors. The Federal Reserve, Securities and Exchange Commission (SEC) and the President’s Working Group are working together to bring additional reform to the industry. Under consideration is the potential to require money market portfolios to have a floating net asset value and/or hold capital. Thrivent Asset Management has had direct dialogue with the Federal Reserve and the SEC, supporting both the floating net asset value and required capital concepts. We will continue to work with regulators to help shape positive reforms for the health of the industry.

The good news is that liquidity in the money market segment improved during the period to a point that all federal programs enacted to boost liquidity were phased out. While leverage remains a problem for many European countries, the crisis at least appears to have subsided for the time being, following the intervention and support from the European Central Bank.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

48

What is your outlook?

Money market credit quality and liquidity should remain sound as the industry prepares for additional regulation and defends against market instability. Even though the U.S. economy appears to have stabilized, the Federal Reserve is unlikely to raise rates any time soon. The significant debt burdens of Europe and the United States, combined with low inflation expectations, are reasons the Fed is likely to be on hold into the foreseeable future.

As long as the Fed keeps the federal funds target rate between zero and 0.25%, yields for the Fund will likely remain close to zero in the months ahead. For the benefit of investors, Thrivent Asset Management continues to waive fees to maintain a positive yield. As in any interest rate environment, we will continue to manage the Fund with safety and liquidity as our primary interests.

Portfolio Facts
As of October 31, 2010
	Class A	Institutional Class
Ticker	AMMXX	AALXX
Transfer Agent ID	018	091
Net Assets	$716,981,962	$14,506,583
NAV	$1.00	$1.00
Number of Holdings: 87

Average Annual Total Returns1

As of October 31, 2010

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	2.58%	2.13%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	2.77%	2.39%

Money Market Portfolio Yields* As of October 31, 2010
	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.60%	-0.26%

7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.60%	-0.26%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*	Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Refer to the expense table in the Fund’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

49

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010- 10/31/2010*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,021	$3.57	0.70%
Institutional Class	$1,000	$1,024	$1.79	0.35%

Hypothetical**
Class A	$1,000	$1,022	$3.57	0.70%
Institutional Class	$1,000	$1,023	$1.79	0.35%

Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,029	$3.22	0.63%
Institutional Class	$1,000	$1,031	$1.48	0.29%

Hypothetical**
Class A	$1,000	$1,022	$3.21	0.63%
Institutional Class	$1,000	$1,024	$1.48	0.29%

50

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010- 10/31/2010*	Annualized Expense Ratio
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,034	$3.10	0.61%
Institutional Class	$1,000	$1,036	$1.41	0.28%

Hypothetical**
Class A	$1,000	$1,022	$3.09	0.61%
Institutional Class	$1,000	$1,024	$1.40	0.28%

Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,036	$3.01	0.59%
Institutional Class	$1,000	$1,036	$1.68	0.33%

Hypothetical**
Class A	$1,000	$1,022	$2.99	0.59%
Institutional Class	$1,000	$1,024	$1.67	0.33%

Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,007	$7.72	1.53%
Institutional Class	$1,000	$1,009	$5.37	1.06%

Hypothetical**
Class A	$1,000	$1,018	$7.76	1.53%
Institutional Class	$1,000	$1,020	$5.40	1.06%

Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$954	$6.89	1.40%
Institutional Class	$1,000	$957	$4.19	0.85%

Hypothetical**
Class A	$1,000	$1,018	$7.12	1.40%
Institutional Class	$1,000	$1,021	$4.33	0.85%

Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,004	$7.32	1.45%
Institutional Class	$1,000	$1,008	$3.89	0.77%

Hypothetical**
Class A	$1,000	$1,018	$7.37	1.45%
Institutional Class	$1,000	$1,021	$3.91	0.77%

Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,056	$6.05	1.17%
Institutional Class	$1,000	$1,059	$2.77	0.53%

Hypothetical**
Class A	$1,000	$1,019	$5.94	1.17%
Institutional Class	$1,000	$1,023	$2.72	0.53%

Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,013	$6.34	1.25%
Institutional Class	$1,000	$1,014	$4.59	0.90%

Hypothetical**
Class A	$1,000	$1,019	$6.35	1.25%
Institutional Class	$1,000	$1,021	$4.60	0.90%

51

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010- 10/31/2010*	Annualized Expense Ratio
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,026	$6.37	1.25%
Institutional Class	$1,000	$1,028	$3.71	0.72%

Hypothetical**
Class A	$1,000	$1,019	$6.35	1.25%
Institutional Class	$1,000	$1,022	$3.69	0.72%

Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,088	$6.83	1.30%
Institutional Class	$1,000	$1,089	$5.25	1.00%

Hypothetical**
Class A	$1,000	$1,019	$6.60	1.30%
Institutional Class	$1,000	$1,020	$5.08	1.00%

Thrivent Partner International Stock Fund

Actual
Class A	$1,000	$1,066	$7.62	1.46%
Institutional Class	$1,000	$1,069	$3.82	0.73%

Hypothetical**
Class A	$1,000	$1,018	$7.44	1.46%
Institutional Class	$1,000	$1,022	$3.73	0.73%

Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$992	$6.02	1.20%
Institutional Class	$1,000	$994	$4.25	0.85%

Hypothetical**
Class A	$1,000	$1,019	$6.10	1.20%
Institutional Class	$1,000	$1,021	$4.31	0.85%

Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$966	$5.42	1.09%
Institutional Class	$1,000	$969	$2.62	0.53%

Hypothetical**
Class A	$1,000	$1,020	$5.57	1.09%
Institutional Class	$1,000	$1,023	$2.70	0.53%

Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$975	$5.64	1.13%
Institutional Class	$1,000	$977	$3.04	0.61%

Hypothetical**
Class A	$1,000	$1,019	$5.77	1.13%
Institutional Class	$1,000	$1,022	$3.11	0.61%

Thrivent Balanced Fund

Actual
Class A	$1,000	$1,019	$5.91	1.16%
Institutional Class	$1,000	$1,022	$3.37	0.66%

Hypothetical**
Class A	$1,000	$1,019	$5.91	1.16%
Institutional Class	$1,000	$1,022	$3.37	0.66%

52

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period 5/1/2010- 10/31/2010*	Annualized Expense Ratio
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,073	$4.45	0.85%
Institutional Class	$1,000	$1,075	$2.41	0.46%

Hypothetical**
Class A	$1,000	$1,021	$4.34	0.85%
Institutional Class	$1,000	$1,023	$2.35	0.46%

Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,036	$3.89	0.76%
Institutional Class	$1,000	$1,037	$2.55	0.50%

Hypothetical**
Class A	$1,000	$1,021	$3.86	0.76%
Institutional Class	$1,000	$1,023	$2.54	0.50%

Thrivent Income Fund

Actual
Class A	$1,000	$1,062	$4.11	0.79%
Institutional Class	$1,000	$1,064	$2.04	0.39%

Hypothetical**
Class A	$1,000	$1,021	$4.03	0.79%
Institutional Class	$1,000	$1,023	$2.00	0.39%

Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,059	$4.41	0.85%
Institutional Class	$1,000	$1,060	$2.72	0.52%

Hypothetical**
Class A	$1,000	$1,021	$4.33	0.85%
Institutional Class	$1,000	$1,023	$2.67	0.52%

Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,065	$4.54	0.87%
Institutional Class	$1,000	$1,067	$3.05	0.59%

Hypothetical**
Class A	$1,000	$1,021	$4.44	0.87%
Institutional Class	$1,000	$1,022	$2.99	0.59%

Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,025	$3.19	0.63%
Institutional Class	$1,000	$1,027	$1.84	0.36%

Hypothetical**
Class A	$1,000	$1,022	$3.19	0.63%
Institutional Class	$1,000	$1,023	$1.84	0.36%

Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.76	0.35%
Institutional Class	$1,000	$1,000	$1.76	0.35%

Hypothetical**
Class A	$1,000	$1,023	$1.78	0.35%
Institutional Class	$1,000	$1,023	$1.78	0.35%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (twenty-three of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 16, 2010

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

54

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Mutual Funds (70.3%)	Value
Equity Mutual Funds (67.1%)
964,355	Thrivent Real Estate Securities Fund	$9,151,727
3,699,566	Thrivent Partner Small Cap Growth Fund[a]	40,732,222
939,770	Thrivent Partner Small Cap Value Fund	13,523,290
1,519,439	Thrivent Small Cap Stock Fund[a]	21,256,955
1,715,107	Thrivent Mid Cap Growth Fund[a]	31,780,928
1,661,986	Thrivent Partner Mid Cap Value Fund	18,664,105
1,990,952	Thrivent Mid Cap Stock Fund	28,928,528
2,867,441	Thrivent Partner Worldwide Allocation Fund	25,319,502
6,054,745	Thrivent Partner International Stock Fund	59,639,238
6,646,413	Thrivent Large Cap Growth Fund	34,096,097
2,202,130	Thrivent Large Cap Value Fund	27,989,075
1,270,696	Thrivent Large Cap Stock Fund	26,748,157
448,053	Thrivent Equity Income Plus Fund	3,848,777

	Total Equity Mutual Funds	341,678,601

Fixed Income Mutual Funds (3.2%)
1,098,165	Thrivent High Yield Fund	5,337,083
1,048,431	Thrivent Government Bond Fund	11,081,911

	Total Fixed Income Mutual Funds	16,418,994

	Total Mutual Funds (cost $368,669,504)	358,097,595

Shares	Common Stock (24.4%)	Value
Consumer Discretionary (3.4%)
6,369	Autoliv, Inc.	454,110
8,650	Carnival Corporation	373,420
55,656	Chico’s FAS, Inc.	540,976
30,937	Cooper Tire & Rubber Company	606,675
15,150	Dana Holding Corporation[a]	214,373
6,085	Dollar Tree, Inc.[a]	312,221
38,800	Domino’s Pizza, Inc.[a]	575,792
27,300	Expedia, Inc.	790,335
43,400	Foot Locker, Inc.	691,362
13,867	Kohl’s Corporation[a]	709,990
18,307	Macy’s, Inc.	432,777
44,400	MGM Resorts International[a]	485,292
1,300	Netflix, Inc.[a]	225,550
23,300	NIKE, Inc.	1,897,552
8,110	Omnicom Group, Inc.	356,516
3,283	Panera Bread Company[a]	293,861
71,300	Pier 1 Imports, Inc.[a]	618,884
89,600	Starbucks Corporation	2,551,808
4,940	Target Corporation	256,584
3,710	Time Warner Cable, Inc.	214,698
15,900	TJX Companies, Inc.	729,651
19,700	Urban Outfitters, Inc.[a]	606,169
37,347	Walt Disney Company	1,348,600
12,800	Warnaco Group, Inc.[a]	679,808
26,400	Williams-Sonoma, Inc.	854,568
15,400	WMS Industries, Inc.[a]	671,902

	Total Consumer Discretionary	17,493,474

Consumer Staples (1.4%)
16,210	Avon Products, Inc.	493,594

Shares	Common Stock (24.4%)	Value
Consumer Staples (1.4%) - continued
10,300	Colgate-Palmolive Company	$794,336
8,755	Flowers Foods, Inc.	223,077
11,100	Herbalife, Ltd.	708,846
15,032	Kraft Foods, Inc.	485,083
9,692	PepsiCo, Inc.	632,888
48,153	Philip Morris International, Inc.	2,816,951
6,106	TreeHouse Foods, Inc.[a]	285,150
10,800	Wal-Mart Stores, Inc.	585,036

	Total Consumer Staples	7,024,961

Energy (2.1%)
4,257	Alpha Natural Resources, Inc.[a]	192,289
3,460	Apache Corporation	349,529
28,900	Arch Coal, Inc.	710,651
22,580	Baker Hughes, Inc.	1,046,131
6,860	Chevron Corporation	566,705
33,100	Complete Production Services, Inc.[a]	775,533
12,800	Dresser-Rand Group, Inc.[a]	438,016
11,170	ENSCO International plc ADR	517,618
28,945	Forest Oil Corporation[a]	889,480
105,400	International Coal Group, Inc.[a]	592,348
34,000	James River Coal Company[a]	588,540
6,295	National Oilwell Varco, Inc.	338,419
17,630	Occidental Petroleum Corporation	1,386,247
11,220	Schlumberger, Ltd.	784,166
18,750	Ultra Petroleum Corporation[a]	771,562
18,300	Weatherford International, Ltd.[a]	307,623
2,500	Whiting Petroleum Corporation[a]	251,100

	Total Energy	10,505,957

Financials (3.6%)
2,330	ACE, Ltd.	138,449
8,335	Affiliated Managers Group, Inc.[a]	713,559
35,900	AFLAC, Inc.	2,006,451
26,200	American Express Company	1,086,252
5,305	Ameriprise Financial, Inc.	274,215
9,428	Bank of America Corporation	107,856
4,650	Chubb Corporation	269,793
68,930	Citigroup, Inc.[a]	287,438
14,800	Comerica, Inc.	529,544
15,864	Duke Realty Corporation	197,824
18,700	DuPont Fabros Technology, Inc.	469,370
5,500	Endurance Specialty Holdings, Ltd.	227,700
13,424	Equity One, Inc.	251,029
12,668	Fifth Third Bancorp	159,110
630	Franklin Resources, Inc.	72,261
4,940	Goldman Sachs Group, Inc.	795,093
4,224	Hanover Insurance Group, Inc.	191,136
13,841	HCC Insurance Holdings, Inc.	366,510
19,900	Healthcare Realty Trust, Inc.	480,386
18,318	Host Hotels & Resorts, Inc.	291,073
7,175	IntercontinentalExchange, Inc.[a]	824,192
23,100	Itau Unibanco Holding SA ADR	567,336
8,528	J.P. Morgan Chase & Company	320,909
29,200	KeyCorp	239,148
5,218	Lazard, Ltd.	192,544
5,478	Morgan Stanley	136,238
11,130	Northern Trust Corporation	552,382
78,975	Ocwen Financial Corporation[a]	681,554
17,300	People’s United Financial, Inc.	212,963

The accompanying Notes to Financial Statements are an integral part of this schedule.
55

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (24.4%)	Value
Financials (3.6%) - continued
13,600	Potlatch Corporation	$463,080
7,346	Principal Financial Group, Inc.	197,167
35,200	Prudential Financial, Inc.	1,850,816
15,300	SVB Financial Group[a]	663,102
37,600	Texas Capital Bancshares, Inc.[a]	682,440
29,277	U.S. Bancorp	707,918
1,860	Vanguard REIT ETF	101,463
13,237	W.R. Berkley Corporation	364,282
2,820	Wells Fargo & Company	73,546
41,900	Zions Bancorporation	865,654

	Total Financials	18,611,783

Health Care (3.0%)
12,220	Abbott Laboratories	627,130
3,000	Alexion Pharmaceuticals, Inc.[a]	204,900
33,700	Align Technology, Inc.[a]	573,911
7,900	Allergan, Inc.	572,039
5,516	C.R. Bard, Inc.	458,490
14,705	Celgene Corporation[a]	912,739
29,318	Community Health Systems, Inc.[a]	881,886
13,400	Covance, Inc.[a]	629,666
11,548	Coventry Health Care, Inc.[a]	270,454
5,010	Covidien, Ltd.	199,749
51,100	Eli Lilly and Company	1,798,720
7,700	Hospira, Inc.[a]	457,996
2,260	Johnson & Johnson	143,894
25,400	Lincare Holdings, Inc.	665,988
9,372	Medco Health Solutions, Inc.[a]	492,311
5,030	Novartis AG ADR	291,489
9,900	Omnicare, Inc.	238,788
17,500	Teva Pharmaceutical Industries, Ltd. ADR	908,250
25,836	Thermo Fisher Scientific, Inc.[a]	1,328,487
12,600	United Therapeutics Corporation[a]	756,000
64,300	UnitedHealth Group, Inc.	2,318,015
2,971	Varian Medical Systems, Inc.[a]	187,827
4,593	Vertex Pharmaceuticals, Inc.[a]	176,050
2,600	Waters Corporation[a]	192,738
2,610	Zimmer Holdings, Inc.[a]	123,818

	Total Health Care	15,411,335

Industrials (4.0%)
23,290	3M Company	1,961,484
1,050	Avery Dennison Corporation	38,167
1,990	Boeing Company	140,574
2,280	Caterpillar, Inc.	179,208
3,277	CSX Corporation	201,372
20,500	Cummins, Inc.	1,806,050
42,200	Delta Air Lines, Inc.[a]	586,158
11,667	Dover Corporation	619,518
2,049	Eaton Corporation	182,013
4,340	Emerson Electric Company	238,266
7,300	FedEx Corporation	640,356
10,280	Fluor Corporation	495,393
18,900	FTI Consulting, Inc.[a]	670,194
11,324	General Electric Company	181,410
45,609	Honeywell International, Inc.	2,148,640
6,086	Ingersoll-Rand plc	239,241
97,001	Manitowoc Company, Inc.	1,080,591
3,800	Manpower, Inc.	207,974
16,620	Norfolk Southern Corporation	1,021,964
27,500	Old Dominion Freight Line, Inc.[a]	771,375
39,812	Oshkosh Corporation[a]	1,174,852
3,432	Parker Hannifin Corporation	262,719

Shares	Common Stock (24.4%)	Value
Industrials (4.0%) - continued
31,500	Shaw Group, Inc.[a]	$962,640
7,150	Siemens AG ADR	817,316
3,713	SPX Corporation	248,994
16,287	Teledyne Technologies, Inc.[a]	677,050
3,470	Textron, Inc.	72,245
6,100	Tyco International, Ltd.	233,508
28,427	United Technologies Corporation	2,125,487
8,205	Werner Enterprises, Inc.	174,931
1,580	WESCO International, Inc.[a]	67,656

	Total Industrials	20,227,346

Information Technology (5.7%)
16,000	ADTRAN, Inc.	516,320
3,900	Alliance Data Systems
	Corporation[a]	236,808
9,377	Apple, Inc.[a]	2,821,258
113,167	Atmel Corporation[a]	1,002,660
61,858	Cisco Systems, Inc.[a]	1,412,218
7,100	Cognizant Technology Solutions Corporation[a]	462,849
20,200	CommVault Systems, Inc.[a]	584,386
105,382	Compuware Corporation[a]	1,054,874
8,024	eBay, Inc.[a]	239,195
32,320	EMC Corporation[a]	679,043
2,000	Equinix, Inc.[a]	168,480
1,786	F5 Networks, Inc.[a]	210,212
2,605	Google, Inc.[a]	1,596,839
21,600	Hewlett-Packard Company	908,496
15,000	Informatica Corporation[a]	610,350
1,986	International Business Machines Corporation	285,190
17,511	Juniper Networks, Inc.[a]	567,181
4,400	Lam Research Corporation[a]	201,476
43,000	Marvell Technology Group, Ltd.[a]	830,330
134,800	Microsoft Corporation	3,591,072
56,200	Monster Worldwide, Inc.[a]	1,014,972
75,875	Oracle Corporation	2,230,725
18,100	Plantronics, Inc.	649,428
24,532	Polycom, Inc.[a]	828,691
17,200	QUALCOMM, Inc.	776,236
95,169	Teradyne, Inc.[a]	1,069,700
47,751	TIBCO Software, Inc.[a]	917,774
6,377	Tyco Electronics, Ltd.	202,023
17,700	ValueClick, Inc.[a]	243,552
7,700	VeriFone Systems, Inc.[a]	260,491
14,250	Visa, Inc.	1,113,922
5,600	VMware, Inc.[a]	428,176
28,520	Xerox Corporation	333,684
28,702	Xilinx, Inc.	769,501

	Total Information Technology	28,818,112

Materials (0.4%)
5,047	Albemarle Corporation	253,006
2,630	Allegheny Technologies, Inc.	138,575
11,270	E.I. du Pont de Nemours and Company	532,846
5,200	International Paper Company	131,456
7,618	Silgan Holdings, Inc.	257,107
16,744	Steel Dynamics, Inc.	243,123
12,500	Temple-Inland, Inc.	259,000

	Total Materials	1,815,113

The accompanying Notes to Financial Statements are an integral part of this schedule.
56

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (24.4%)	Value
Telecommunications Services (0.3%)
7,100	AT&T, Inc.	$202,350
14,500	NII Holdings, Inc.[a]	606,245
5,353	Telephone and Data Systems, Inc.	186,445
10,700	Verizon Communications, Inc.	347,429

	Total Telecommunications Services	1,342,469

Utilities (0.5%)
4,750	Alliant Energy Corporation	173,517
11,200	American Electric Power Company, Inc.	419,328
12,600	CMS Energy Corporation	231,588
3,690	Duke Energy Corporation	67,195
17,213	NV Energy, Inc.	235,130
9,000	Portland General Electric Company	188,100
17,068	Southwest Gas Corporation	593,284
27,994	UGI Corporation	842,339
2,870	Xcel Energy, Inc.	68,478

	Total Utilities	2,818,959

	Total Common Stock (cost $113,928,367)	124,069,509

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Asset-Backed Securities (0.3%)
	J.P. Morgan Mortgage Acquisition Corporation
1,000,000	5.461%, 10/25/2036	791,772
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	467,316

	Total Asset-Backed Securities	1,259,088

Basic Materials (0.2%)
	Arch Coal, Inc.
120,000	8.750%, 8/1/2016	134,700
	CONSOL Energy, Inc.
120,000	8.000%, 4/1/2017[b]	131,400
	FMG Finance, Pty., Ltd.
120,000	7.000%, 11/1/2015[b]	123,000
100,000	10.625%, 9/1/2016[b]	147,500
	Georgia-Pacific, LLC
110,000	8.000%, 1/15/2024	134,475
	Lyondell Chemical Company
110,000	11.000%, 5/1/2018	123,200

	Total Basic Materials	794,275

Capital Goods (0.1%)
	Abengoa Finance SAU
110,000	8.875%, 11/1/2017[b]	108,350
	Associated Materials, LLC
120,000	9.125%, 11/1/2017[b]	126,000
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017[b]	134,100
	Owens-Illinois, Inc.
120,000	7.800%, 5/15/2018	129,600

	Total Capital Goods	498,050

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
210,561	5.488%, 9/20/2046	75,870

Principal Amount	Long-Term Fixed Income (2.4%)	Value

Collateralized Mortgage Obligations (0.1%) - continued
	WaMu Mortgage Pass Through Certificates
$220,620	5.867%, 9/25/2036	$200,257
323,142	5.987%, 10/25/2036	299,556

	Total Collateralized Mortgage Obligations	575,683

Communications Services (0.2%)
	CCO Holdings, LLC
80,000	7.250%, 10/30/2017[b]	82,600
	Cincinnati Bell, Inc.
120,000	8.250%, 10/15/2017	121,800
	Clear Channel Worldwide Holdings, Inc.
80,000	9.250%, 12/15/2017	87,400
	Frontier Communications Corporation
70,000	8.250%, 4/15/2017	79,800
	Intelsat Jackson Holdings, Ltd.
60,000	8.500%, 11/1/2019[b]	65,550
	MetroPCS Wireless, Inc.
90,000	7.875%, 9/1/2018	96,525
	Qwest Communications International, Inc.
130,000	7.500%, 2/15/2014	132,600
	Virgin Media Finance plc
120,000	8.375%, 10/15/2019	133,800

	Total Communications Services	800,075

Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
80,000	8.250%, 8/15/2020	85,200
	Macy’s Retail Holdings, Inc.
100,000	8.375%, 7/15/2015	116,750
	MGM Resorts International
100,000	11.125%, 11/15/2017	115,000
	Rite Aid Corporation
120,000	7.500%, 3/1/2017	115,650
	Starwood Hotels & Resorts Worldwide, Inc.
130,000	6.750%, 5/15/2018	143,975
	Toys R Us Property Company I, LLC
100,000	10.750%, 7/15/2017	114,250
	WMG Acquisition Corporation
120,000	9.500%, 6/15/2016	129,300
	Wyndham Worldwide Corporation
120,000	6.000%, 12/1/2016	128,146

	Total Consumer Cyclical	948,271

Consumer Non-Cyclical (0.1%)
	HCA, Inc.
110,000	9.625%, 11/15/2016	119,625
	JBS USA, LLC/JBS USA Finance, Inc.
100,000	11.625%, 5/1/2014	118,125

The accompanying Notes to Financial Statements are an integral part of this schedule.
57

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Consumer Non-Cyclical (0.1%) - continued
	Mylan, Inc.
$110,000	7.875%, 7/15/2020[b]	$122,650

	Total Consumer Non-Cyclical	360,400

Energy (0.1%)
	Linn Energy, LLC
120,000	7.750%, 2/1/2021[b]	123,900
	Petrohawk Energy Corporation
120,000	7.875%, 6/1/2015	127,200
	Pioneer Natural Resources Company
60,000	7.500%, 1/15/2020	67,578
	Plains Exploration & Production Company
130,000	7.625%, 6/1/2018	138,775
	Sandridge Energy, Inc.
130,000	8.000%, 6/1/2018[b]	130,000

	Total Energy	587,453

Financials (<0.1%)
	Ally Financial, Inc.
120,000	8.300%, 2/12/2015[b]	130,800
	CIT Group, Inc.
70,425	7.000%, 5/1/2017	70,073
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	72,012

	Total Financials	272,885

Technology (<0.1%)
	Freescale Semiconductor, Inc.
120,000	9.250%, 4/15/2018[b]	128,400

	Total Technology	128,400

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
110,000	8.250%, 1/15/2019[b]	111,100
	Delta Air Lines, Inc.
120,000	9.500%, 9/15/2014[b]	132,000

	Total Transportation	243,100

U.S. Government and Agencies (1.1%)
	U.S. Treasury Notes
1,500,000	0.875%, 12/31/2010	1,501,699
2,150,000	2.500%, 4/30/2015	2,290,591
1,050,000	3.500%, 5/15/2020	1,132,446
550,000	4.375%, 5/15/2040	585,838

	Total U.S. Government and Agencies	5,510,574

Utilities (<0.1%)
	NRG Energy, Inc.
130,000	7.375%, 2/1/2016	135,363

	Total Utilities	135,363

	Total Long-Term Fixed Income (cost $11,324,082)	12,113,617

Principal Amount	Short-Term Investments (2.9%)[c]	Value
	Charta, LLC
2,775,000	0.220%, 11/1/2010	2,775,000

Principal Amount	Short-Term Investments (2.9%)[c]	Value
	CRC Funding, LLC
7,030,000	0.220%, 11/1/2010	$7,030,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.170%, 11/9/2010	4,999,811

	Total Short-Term Investments (at amortized cost)	14,804,811

	Total Investments (cost $508,726,764) 100.0%	$509,085,532

	Other Assets and Liabilities, Net <0.1%	109,015

	Total Net Assets 100.0%	$509,194,547

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $1,797,350 or 0.4% of total net assets.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,641,388
Gross unrealized depreciation	(27,580,963)

Net unrealized appreciation (depreciation)	($4,939,575)
Cost for federal income tax purposes	$514,025,107

The accompanying Notes to Financial Statements are an integral part of this schedule.
58

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Aggressive Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	341,678,601	341,678,601	—	—
Fixed Income Mutual Funds	16,418,994	16,418,994	—	—

Common Stock
Consumer Discretionary	17,493,474	17,493,474	—	—
Consumer Staples	7,024,961	7,024,961	—	—
Energy	10,505,957	10,505,957	—	—
Financials	18,611,783	18,611,783	—	—
Health Care	15,411,335	15,411,335	—	—
Industrials	20,227,346	20,227,346	—	—
Information Technology	28,818,112	28,818,112	—	—
Materials	1,815,113	1,815,113	—	—
Telecommunications Services	1,342,469	1,342,469	—	—
Utilities	2,818,959	2,818,959	—	—

Long-Term Fixed Income
Asset-Backed Securities	1,259,088	—	1,259,088	—
Basic Materials	794,275	—	794,275	—
Capital Goods	498,050	—	498,050	—
Collateralized Mortgage Obligations	575,683	—	575,683	—
Communications Services	800,075	—	800,075	—
Consumer Cyclical	948,271	—	948,271	—
Consumer Non-Cyclical	360,400	—	360,400	—
Energy	587,453	—	587,453	—
Financials	272,885	—	272,885	—
Technology	128,400	—	128,400	—
Transportation	243,100	—	243,100	—
U.S. Government and Agencies	5,510,574	—	5,510,574	—
Utilities	135,363	—	135,363	—
Short-Term Investments	14,804,811	—	14,804,811	—

Total	$509,085,532	$482,167,104	$26,918,428	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,543,826

Total Equity Contracts		5,543,826

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(125,392)

Total Credit Contracts		(125,392)

Total		$5,418,434

The accompanying Notes to Financial Statements are an integral part of this schedule.
59

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in Unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	722,064
Total Equity Contracts		722,064
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	53,471
Total Credit Contracts		53,471

Total		$775,535

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$28,117,670	6.0%	N/A	N/A	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	1
Credit Contracts	N/A	N/A	$709,024	0.2%	N/A
*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Real Estate Securities	$6,361,734	$590,156	$274,690	964,355	$9,151,727	$231,405
Partner Small Cap Growth	30,917,351	956,671	732,506	3,699,566	40,732,222	—
Partner Small Cap Value	10,924,455	452,549	274,690	939,770	13,523,290	93,797
Small Cap Stock	16,964,611	1,195,839	915,633	1,519,439	21,256,955	—
Mid Cap Growth	24,343,677	837,087	640,943	1,715,107	31,780,928	—
Partner Mid Cap Value	14,687,998	629,716	366,253	1,661,986	18,664,105	151,380
Mid Cap Stock	26,785,979	1,415,608	5,407,196	1,990,952	28,928,528	100,186
Partner Worldwide Allocation	11,496,135	11,662,438	656,169	2,867,441	25,319,502	204,556
Partner International Stock	54,363,248	1,185,215	825,363	6,054,745	59,639,238	1,185,215
Large Cap Growth	29,738,711	1,469,133	1,007,196	6,646,413	34,096,097	153,711
Large Cap Value	24,919,143	1,659,018	915,633	2,202,130	27,989,075	463,179
Large Cap Stock	27,840,821	1,264,381	5,232,506	1,270,696	26,748,157	307,710
Equity Income Plus	3,285,238	71,253	—	448,053	3,848,777	71,253
High Yield	7,862,636	2,197,650	5,376,342	1,098,165	5,337,083	726,163
Income	11,038,341	614,044	12,038,389	—	—	282,796
Government Bond	—	15,596,411	5,485,116	1,048,431	11,081,911	147,509
Limited Maturity Bond	6,469,600	460,644	7,017,320	—	—	109,847
Money Market	2,930,202	1,164,397	4,094,599	—	—	4
Total Value and Income Earned	310,929,880				358,097,595	4,228,711

The accompanying Notes to Financial Statements are an integral part of this schedule.
60

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Mutual Funds (76.2%)	Value
Equity Mutual Funds (58.1%)
3,930,479	Thrivent Real Estate Securities Fund	$37,300,246
3,151,900	Thrivent Partner Small Cap
	Growth Fund[a]	34,702,418
2,132,167	Thrivent Partner Small Cap Value Fund	30,681,876
1,344,712	Thrivent Small Cap Stock Fund[a]	18,812,514
1,758,617	Thrivent Mid Cap Growth Fund[a]	32,587,165
4,007,714	Thrivent Partner Mid Cap Value Fund	45,006,623
4,282,054	Thrivent Mid Cap Stock Fund	62,218,251
8,197,243	Thrivent Partner Worldwide
	Allocation Fund	72,381,652
10,254,188	Thrivent Partner International
	Stock Fund	101,003,755
14,261,498	Thrivent Large Cap Growth Fund	73,161,485
7,196,788	Thrivent Large Cap Value Fund	91,471,178
3,230,417	Thrivent Large Cap Stock Fund	68,000,268
1,135,552	Thrivent Equity Income Plus Fund	9,754,392

	Total Equity Mutual Funds	677,081,823

Fixed Income Mutual Funds (18.1%)
10,355,656	Thrivent High Yield Fund	50,328,487
10,072,849	Thrivent Income Fund	88,540,345
2,319,270	Thrivent Government Bond Fund	24,514,680
3,722,205	Thrivent Limited Maturity Bond Fund	46,825,338

	Total Fixed Income Mutual Funds	210,208,850

	Total Mutual Funds (cost $918,166,061)	887,290,673

Shares	Common Stock (17.9%)	Value
Consumer Discretionary (2.5%)
11,938	Autoliv, Inc.	851,179
11,400	Carnival Corporation	492,138
80,008	Chico’s FAS, Inc.	777,678
44,183	Cooper Tire & Rubber Company	866,429
40,650	Dana Holding Corporation[a]	575,197
11,568	Dollar Tree, Inc.[a]	593,554
55,828	Domino’s Pizza, Inc.[a]	828,488
36,100	Expedia, Inc.	1,045,095
62,400	Foot Locker, Inc.	994,032
18,341	Kohl’s Corporation[a]	939,059
39,722	Macy’s, Inc.	939,028
58,800	MGM Resorts International[a]	642,684
2,400	Netflix, Inc.[a]	416,400
42,700	NIKE, Inc.	3,477,488
16,550	Omnicom Group, Inc.	727,538
6,365	Panera Bread Company[a]	569,731
102,500	Pier 1 Imports, Inc.[a]	889,700
155,400	Starbucks Corporation	4,425,792
13,250	Target Corporation	688,205
9,940	Time Warner Cable, Inc.	575,228
21,000	TJX Companies, Inc.	963,690
26,000	Urban Outfitters, Inc.[a]	800,020
61,380	Walt Disney Company	2,216,432
18,400	Warnaco Group, Inc.[a]	977,224
41,800	Williams-Sonoma, Inc.	1,353,066

Shares	Common Stock (17.9%)	Value
Consumer Discretionary (2.5%) - continued
22,100	WMS Industries, Inc.[a]	$964,223

	Total Consumer Discretionary	28,589,298

Consumer Staples (1.0%)
27,810	Avon Products, Inc.	846,814
13,600	Colgate-Palmolive Company	1,048,832
16,311	Flowers Foods, Inc.	415,604
15,900	Herbalife, Ltd.	1,015,374
40,315	Kraft Foods, Inc.	1,300,965
12,830	PepsiCo, Inc.	837,799
91,129	Philip Morris International, Inc.	5,331,047
11,511	TreeHouse Foods, Inc.[a]	537,564
14,300	Wal-Mart Stores, Inc.	774,631

	Total Consumer Staples	12,108,630

Energy (1.5%)
8,214	Alpha Natural Resources, Inc.[a]	371,026
9,290	Apache Corporation	938,476
44,900	Arch Coal, Inc.	1,104,091
40,050	Baker Hughes, Inc.	1,855,516
18,390	Chevron Corporation	1,519,198
47,600	Complete Production Services, Inc.[a]	1,115,268
18,300	Dresser-Rand Group, Inc.[a]	626,226
26,890	ENSCO International plc ADR	1,246,083
45,190	Forest Oil Corporation[a]	1,388,689
151,618	International Coal Group, Inc.[a]	852,093
49,000	James River Coal Company[a]	848,190
11,591	National Oilwell Varco, Inc.	623,132
26,790	Occidental Petroleum Corporation	2,106,498
14,955	Schlumberger, Ltd.	1,045,205
24,834	Ultra Petroleum Corporation[a]	1,021,919
34,000	Weatherford International, Ltd.[a]	571,540
4,600	Whiting Petroleum Corporation[a]	462,024

	Total Energy	17,695,174

Financials (2.8%)
6,240	ACE, Ltd.	370,781
12,013	Affiliated Managers Group, Inc.[a]	1,028,433
65,900	AFLAC, Inc.	3,683,151
34,600	American Express Company	1,434,516
14,205	Ameriprise Financial, Inc.	734,256
25,293	Bank of America Corporation	289,352
12,460	Chubb Corporation	722,929
184,960	Citigroup, Inc.[a]	771,283
34,370	Comerica, Inc.	1,229,759
29,229	Duke Realty Corporation	364,486
26,900	DuPont Fabros Technology, Inc.	675,190
10,800	Endurance Specialty Holdings, Ltd.	447,120
25,147	Equity One, Inc.	470,249
33,984	Fifth Third Bancorp	426,839
1,700	Franklin Resources, Inc.	194,990
8,380	Goldman Sachs Group, Inc.	1,348,761
8,149	Hanover Insurance Group, Inc.	368,742
26,082	HCC Insurance Holdings, Inc.	690,651
28,600	Healthcare Realty Trust, Inc.	690,404
34,035	Host Hotels & Resorts, Inc.	540,816
10,439	IntercontinentalExchange, Inc.[a]	1,199,128
30,600	Itau Unibanco Holding SA ADR	751,536
22,873	J.P. Morgan Chase & Company	860,711

The accompanying Notes to Financial Statements are an integral part of this schedule.
61

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (17.9%)	Value
Financials (2.8%) - continued
54,300	KeyCorp	$444,717
10,236	Lazard, Ltd.	377,708
14,705	Morgan Stanley	365,713
24,120	Northern Trust Corporation	1,197,076
113,633	Ocwen Financial Corporation[a]	980,653
32,200	People’s United Financial, Inc.	396,382
19,600	Potlatch Corporation	667,380
19,697	Principal Financial Group, Inc.	528,667
64,600	Prudential Financial, Inc.	3,396,668
22,100	SVB Financial Group[a]	957,814
54,184	Texas Capital Bancshares, Inc.[a]	983,440
38,700	U.S. Bancorp	935,766
4,990	Vanguard REIT ETF	272,204
24,773	W.R. Berkley Corporation	681,753
7,570	Wells Fargo & Company	197,426
65,000	Zions Bancorporation	1,342,900

	Total Financials	33,020,350

Health Care (2.2%)
19,510	Abbott Laboratories	1,001,253
5,700	Alexion Pharmaceuticals, Inc.[a]	389,310
48,300	Align Technology, Inc.[a]	822,549
10,400	Allergan, Inc.	753,064
12,231	C.R. Bard, Inc.	1,016,641
19,465	Celgene Corporation[a]	1,208,193
45,336	Community Health Systems, Inc.[a]	1,363,707
19,300	Covance, Inc.[a]	906,907
21,497	Coventry Health Care, Inc.[a]	503,460
13,430	Covidien, Ltd.	535,454
93,900	Eli Lilly and Company	3,305,280
10,200	Hospira, Inc.[a]	606,696
6,060	Johnson & Johnson	385,840
36,400	Lincare Holdings, Inc.	954,408
12,467	Medco Health Solutions, Inc.[a]	654,892
13,480	Novartis AG ADR	781,166
18,300	Omnicare, Inc.	441,396
23,200	Teva Pharmaceutical Industries, Ltd. ADR	1,204,080
34,213	Thermo Fisher Scientific, Inc.[a]	1,759,232
18,000	United Therapeutics Corporation[a]	1,080,000
127,941	UnitedHealth Group, Inc.	4,612,273
5,742	Varian Medical Systems, Inc.[a]	363,009
9,086	Vertex Pharmaceuticals, Inc.[a]	348,266
4,800	Waters Corporation[a]	355,824
7,000	Zimmer Holdings, Inc.[a]	332,080

	Total Health Care	25,684,980

Industrials (3.0%)
44,521	3M Company	3,749,559
2,843	Avery Dennison Corporation	103,343
5,330	Boeing Company	376,511
6,130	Caterpillar, Inc.	481,818
6,155	CSX Corporation	378,225
37,600	Cummins, Inc.	3,312,560
55,900	Delta Air Lines, Inc.[a]	776,451
15,450	Dover Corporation	820,395
5,486	Eaton Corporation	487,321
11,640	Emerson Electric Company	639,036
9,676	FedEx Corporation	848,779
15,510	Fluor Corporation	747,427
27,200	FTI Consulting, Inc.[a]	964,512
30,371	General Electric Company	486,543
86,566	Honeywell International, Inc.	4,078,124

Shares	Common Stock (17.9%)	Value
Industrials (3.0%) - continued
16,338	Ingersoll-Rand plc	$642,247
151,149	Manitowoc Company, Inc.	1,683,800
7,100	Manpower, Inc.	388,583
27,020	Norfolk Southern Corporation	1,661,460
39,600	Old Dominion Freight Line, Inc.[a]	1,110,780
63,124	Oshkosh Corporation[a]	1,862,789
6,464	Parker Hannifin Corporation	494,819
50,700	Shaw Group, Inc.[a]	1,549,392
9,450	Siemens AG ADR	1,080,229
7,026	SPX Corporation	471,164
23,483	Teledyne Technologies, Inc.[a]	976,188
9,320	Textron, Inc.	194,042
11,600	Tyco International, Ltd.	444,048
53,900	United Technologies Corporation	4,030,103
15,611	Werner Enterprises, Inc.	332,827
4,230	WESCO International, Inc.[a]	181,129

	Total Industrials	35,354,204

Information Technology (3.9%)
23,000	ADTRAN, Inc.	742,210
7,300	Alliance Data Systems
	Corporation[a]	443,256
12,502	Apple, Inc.[a]	3,761,477
178,910	Atmel Corporation[a]	1,585,143
81,670	Cisco Systems, Inc.[a]	1,864,526
9,500	Cognizant Technology Solutions Corporation[a]	619,305
29,100	CommVault Systems, Inc.[a]	841,863
168,321	Compuware Corporation[a]	1,684,893
15,249	eBay, Inc.[a]	454,573
49,490	EMC Corporation[a]	1,039,785
2,600	Equinix, Inc.[a]	219,024
3,272	F5 Networks, Inc.[a]	385,114
3,477	Google, Inc.[a]	2,131,366
28,686	Hewlett-Packard Company	1,206,533
21,600	Informatica Corporation[a]	878,904
5,327	International Business Machines Corporation	764,957
26,921	Juniper Networks, Inc.[a]	871,971
8,700	Lam Research Corporation[a]	398,373
62,600	Marvell Technology Group, Ltd.[a]	1,208,806
217,700	Microsoft Corporation	5,799,528
80,800	Monster Worldwide, Inc.[a]	1,459,248
145,525	Oracle Corporation	4,278,435
26,000	Plantronics, Inc.	932,880
35,268	Polycom, Inc.[a]	1,191,353
22,800	QUALCOMM, Inc.	1,028,964
154,837	Teradyne, Inc.[a]	1,740,368
75,342	TIBCO Software, Inc.[a]	1,448,073
17,101	Tyco Electronics, Ltd.	541,760
33,000	ValueClick, Inc.[a]	454,080
14,500	VeriFone Systems, Inc.[a]	490,535
18,850	Visa, Inc.	1,473,505
7,400	VMware, Inc.[a]	565,804
76,510	Xerox Corporation	895,167
50,025	Xilinx, Inc.	1,341,170

	Total Information Technology	44,742,949

Materials (0.3%)
9,793	Albemarle Corporation	490,923
7,050	Allegheny Technologies, Inc.	371,465
30,239	E.I. du Pont de Nemours and Company	1,429,700

The accompanying Notes to Financial Statements are an integral part of this schedule.
62

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (17.9%)	Value
Materials (0.3%) - continued
6,900	International Paper Company	$174,432
14,386	Silgan Holdings, Inc.	485,527
31,088	Steel Dynamics, Inc.	451,398
23,400	Temple-Inland, Inc.	484,848

	Total Materials	3,888,293

Telecommunications Services (0.2%)
19,050	AT&T, Inc.	542,925
19,200	NII Holdings, Inc.[a]	802,752
10,506	Telephone and Data Systems, Inc.	365,924
28,710	Verizon Communications, Inc.	932,214

	Total Telecommunications Services	2,643,815

Utilities (0.5%)
9,199	Alliant Energy Corporation	336,040
30,050	American Electric Power Company, Inc.	1,125,072
23,500	CMS Energy Corporation	431,930
9,900	Duke Energy Corporation	180,279
31,927	NV Energy, Inc.	436,123
16,601	Portland General Electric Company	346,961
24,557	Southwest Gas Corporation	853,601
43,888	UGI Corporation	1,320,590
7,690	Xcel Energy, Inc.	183,483

	Total Utilities	5,214,079

	Total Common Stock (cost $192,088,197)	208,941,772

Principal Amount	Long-Term Fixed Income (4.0%)	Value
Asset-Backed Securities (0.6%)
	GSAMP Trust
1,091,321	0.436%, 2/25/2036[b]	950,659
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,583,544
	Morgan Stanley Capital, Inc.
964,345	0.406%, 2/25/2037[b]	695,909
	Renaissance Home Equity Loan Trust
3,441,818	5.746%, 5/25/2036	2,463,241
1,780,000	6.011%, 5/25/2036	1,279,727

	Total Asset-Backed Securities	6,973,080

Basic Materials (0.2%)
	Arch Coal, Inc.
260,000	8.750%, 8/1/2016	291,850
	CONSOL Energy, Inc.
260,000	8.000%, 4/1/2017[c]	284,700
	FMG Finance, Pty., Ltd.
270,000	7.000%, 11/1/2015[c]	276,750
240,000	10.625%, 9/1/2016[c]	354,000
	Georgia-Pacific, LLC
240,000	8.000%, 1/15/2024	293,400
	Lyondell Chemical Company
250,000	11.000%, 5/1/2018	280,000

	Total Basic Materials	1,780,700

Capital Goods (0.1%)
	Abengoa Finance SAU
260,000	8.875%, 11/1/2017[c]	256,100

Principal Amount	Long-Term Fixed Income (4.0%)	Value
Capital Goods (0.1%) - continued
	Associated Materials, LLC
$270,000	9.125%, 11/1/2017[c]	$283,500
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017[c]	290,550
	Owens-Illinois, Inc.
260,000	7.800%, 5/15/2018	280,800

	Total Capital Goods	1,110,950

Collateralized Mortgage Obligations (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
457,097	5.500%, 11/25/2035	389,884
	CitiMortgage Alternative Loan Trust
1,456,083	5.750%, 4/25/2037	1,191,841
	Countrywide Alternative Loan Trust
288,867	6.000%, 1/25/2037	205,880
1,363,167	5.500%, 5/25/2037	1,057,208
	Countrywide Home Loans, Inc.
1,048,261	5.750%, 4/25/2037	878,452
	Deutsche Alt-A Securities, Inc.
350,182	5.500%, 10/25/2021	310,681
561,459	6.000%, 10/25/2021	464,345
	J.P. Morgan Mortgage Trust
206,453	5.808%, 10/25/2036	193,038
	MASTR Alternative Loans Trust
346,981	6.500%, 7/25/2034	355,875
	Merrill Lynch Alternative Note Asset Trust
356,128	6.000%, 3/25/2037	298,277
	Sequoia Mortgage Trust
556,483	5.488%, 9/20/2046	200,512
	WaMu Mortgage Pass Through Certificates
431,213	5.867%, 9/25/2036	391,411
883,255	5.987%, 10/25/2036	818,788

	Total Collateralized Mortgage Obligations	6,756,192

Commercial Mortgage-Backed Securities (0.8%)
	Banc of America Commercial Mortgage, Inc.
2,550,000	5.658%, 6/10/2049	2,654,152
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,561,619
	GS Mortgage Securities Corporation II
2,300,000	4.761%, 7/10/2039	2,402,304
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,150,000	5.814%, 6/12/2043	2,351,726

	Total Commercial Mortgage- Backed Securities	8,969,801

Communications Services (0.2%)
	CCO Holdings, LLC
180,000	7.250%, 10/30/2017[c]	185,850

The accompanying Notes to Financial Statements are an integral part of this schedule.
63

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (4.0%)	Value
Communications Services (0.2%) - continued
	Cincinnati Bell, Inc.
$280,000	8.250%, 10/15/2017	$284,200
	Clear Channel Worldwide Holdings, Inc.
290,000	9.250%, 12/15/2017	316,825
	Frontier Communications Corporation
305,000	8.250%, 4/15/2017	347,700
	Intelsat Jackson Holdings, Ltd.
300,000	8.500%, 11/1/2019[c]	327,750
	MetroPCS Wireless, Inc.
220,000	7.875%, 9/1/2018	235,950
	Qwest Communications International, Inc.
275,000	7.500%, 2/15/2014	280,500
	Virgin Media Finance plc
260,000	8.375%, 10/15/2019	289,900

	Total Communications Services	2,268,675

Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
230,000	8.250%, 8/15/2020	244,950
	Macy’s Retail Holdings, Inc.
240,000	8.375%, 7/15/2015	280,200
	MGM Resorts International
240,000	11.125%, 11/15/2017	276,000
	Rite Aid Corporation
280,000	7.500%, 3/1/2017	269,850
	Starwood Hotels & Resorts Worldwide, Inc.
270,000	6.750%, 5/15/2018	299,025
	Toys R Us Property Company I, LLC
240,000	10.750%, 7/15/2017	274,200
	WMG Acquisition Corporation
260,000	9.500%, 6/15/2016	280,150
	Wyndham Worldwide Corporation
260,000	6.000%, 12/1/2016	277,649

	Total Consumer Cyclical	2,202,024

Consumer Non-Cyclical (0.1%)
	HCA, Inc.
250,000	9.625%, 11/15/2016	271,875
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	283,500
	Mylan, Inc.
250,000	7.875%, 7/15/2020[c]	278,750

	Total Consumer Non-Cyclical	834,125

Energy (0.1%)
	Linn Energy, LLC
280,000	7.750%, 2/1/2021[c]	289,100
	Petrohawk Energy Corporation
260,000	7.875%, 6/1/2015	275,600
	Pioneer Natural Resources Company
295,000	7.500%, 1/15/2020	332,258

Principal Amount	Long-Term Fixed Income (4.0%)	Value
Energy (0.1%) - continued
	Plains Exploration & Production Company
$280,000	7.625%, 6/1/2018	$298,900
	Sandridge Energy, Inc.
270,000	8.000%, 6/1/2018[c]	270,000

	Total Energy	1,465,858

Financials (0.1%)
	Ally Financial, Inc.
280,000	8.300%, 2/12/2015[c]	305,200
	CIT Group, Inc.
315,815	7.000%, 5/1/2017	314,236
	Icahn Enterprises, LP
315,000	8.000%, 1/15/2018	324,056

	Total Financials	943,492

Technology (<0.1%)
	Freescale Semiconductor, Inc.
260,000	9.250%, 4/15/2018[c]	278,200

	Total Technology	278,200

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
250,000	8.250%, 1/15/2019[c]	252,500
	Delta Air Lines, Inc.
280,000	9.500%, 9/15/2014[c]	308,000

	Total Transportation	560,500

U.S. Government and Agencies (1.1%)
	U.S. Treasury Notes
4,000,000	0.875%, 12/31/2010[d]	4,004,532
4,725,000	2.500%, 4/30/2015	5,033,973
2,350,000	3.500%, 5/15/2020	2,534,522
1,175,000	4.375%, 5/15/2040	1,251,563

	Total U.S. Government and Agencies	12,824,590

Utilities (<0.1%)
	NRG Energy, Inc.
280,000	7.375%, 2/1/2016	291,550

	Total Utilities	291,550

	Total Long-Term Fixed Income (cost $44,119,052)	47,259,737

Principal Amount	Short-Term Investments (1.9%)[e]	Value
	CRC Funding, LLC
6,635,000	0.220%, 11/1/2010	6,635,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.170%, 11/9/2010	4,999,811
5,000,000	0.145%, 11/19/2010	4,999,638

The accompanying Notes to Financial Statements are an integral part of this schedule.
64

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Short-Term Investments (1.9%)[e]	Value
	GOVCO, Inc.
5,120,000	0.220%, 11/1/2010	$5,120,000

	Total Short-Term Investments (at amortized cost)	21,754,449

	Total Investments (cost $1,176,127,759) 100.0%	$1,165,246,631

	Other Assets and Liabilities, Net (<0.1%)	(475,856)

	Total Net Assets 100.0%	$1,164,770,775

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $4,240,950 or 0.4% of total net assets.
d	At October 31, 2010, $4,004,532 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

    Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$57,103,289
Gross unrealized depreciation	(80,320,799)

Net unrealized appreciation (depreciation)	($23,217,510)

Cost for federal income tax purposes	$1,188,464,141

The accompanying Notes to Financial Statements are an integral part of this schedule.
65

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	677,081,823	677,081,823	—	—
Fixed Income Mutual Funds	210,208,850	210,208,850	—	—

Common Stock
Consumer Discretionary	28,589,298	28,589,298	—	—
Consumer Staples	12,108,630	12,108,630	—	—
Energy	17,695,174	17,695,174	—	—
Financials	33,020,350	33,020,350	—	—
Health Care	25,684,980	25,684,980	—	—
Industrials	35,354,204	35,354,204	—	—
Information Technology	44,742,949	44,742,949	—	—
Materials	3,888,293	3,888,293	—	—
Telecommunications Services	2,643,815	2,643,815	—	—
Utilities	5,214,079	5,214,079	—	—

Long-Term Fixed Income
Asset-Backed Securities	6,973,080	—	6,973,080	—
Basic Materials	1,780,700	—	1,780,700	—
Capital Goods	1,110,950	—	1,110,950	—
Collateralized Mortgage Obligations	6,756,192	—	6,756,192	—
Commercial Mortgage-Backed Securities	8,969,801	—	8,969,801	—
Communications Services	2,268,675	—	2,268,675	—
Consumer Cyclical	2,202,024	—	2,202,024	—
Consumer Non-Cyclical	834,125	—	834,125	—
Energy	1,465,858	—	1,465,858	—
Financials	943,492	—	943,492	—
Technology	278,200	—	278,200	—
Transportation	560,500	—	560,500	—
U.S. Government and Agencies	12,824,590	—	12,824,590	—
Utilities	291,550	—	291,550	—
Short-Term Investments	21,754,449	—	21,754,449	—

Total	$1,165,246,631	$1,096,232,445	$69,014,186	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives Futures Contracts	1,285,874	1,285,874	—	—

Total Asset Derivatives	$1,285,874	$1,285,874	$—	$—

Liability Derivatives Futures Contracts	1,858,906	1,858,906	—	—

Total Liability Derivatives	$1,858,906	$1,858,906	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)

Russell 2000 Index Mini-Futures	(290)	December 2010	($18,504,894)	($20,363,800)	($1,858,906)
S&P 400 Index Mini-Futures	85	December 2010	6,436,009	7,033,750	597,741
S&P 500 Index Futures	70	December 2010	19,956,617	20,644,750	688,133
Total Futures Contracts					($573,032)

The accompanying Notes to Financial Statements are an integral part of this schedule.
66

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,285,874
Total Equity Contracts		1,285,874

Total Asset Derivatives		$1,285,874

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,858,906
Total Equity Contracts		1,858,906

Total Liability Derivatives		$1,858,906

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	9,461,044

Total Equity Contracts		9,461,044

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(547)

Total Foreign Exchange Contracts		(547)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(733,085)

Total Credit Contracts		(733,085)

Total		$8,727,412

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	955,100
Total Equity Contracts		955,100
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	301,560
Total Credit Contracts		301,560

Total		$1,256,660

The accompanying Notes to Financial Statements are an integral part of this schedule.
67

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2010

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)

Equity Contracts	$70,664,184	6.6%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	N/A	N/A	2
Foreign Exchange Contracts	N/A	N/A	$158	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$4,254,142	0.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010

Real Estate Securities	$25,855,699	$1,950,994	$549,182	3,930,479	$37,300,246	$940,721
Partner Small Cap Growth	26,211,582	757,705	411,886	3,151,900	34,702,418	—
Partner Small Cap Value	24,653,053	969,956	411,886	2,132,167	30,681,876	212,252
Small Cap Stock	14,718,943	1,262,841	686,477	1,344,712	18,812,514
Mid Cap Growth	24,836,822	757,705	411,886	1,758,617	32,587,165	—
Partner Mid Cap Value	35,258,079	1,374,417	549,182	4,007,714	45,006,623	364,144
Mid Cap Stock	59,561,371	2,724,426	13,748,280	4,282,054	62,218,251	223,418
Partner Worldwide Allocation	41,513,316	23,374,220	996,280	8,197,243	72,381,652	733,129
Partner International Stock	91,908,705	2,003,773	1,200,447	10,254,188	101,003,755	2,003,773
Large Cap Growth	63,584,998	2,349,374	1,098,364	14,261,498	73,161,485	328,828
Large Cap Value	81,026,077	4,539,192	1,647,545	7,196,788	91,471,178	1,508,373
Large Cap Stock	63,026,376	2,699,353	4,378,624	3,230,417	68,000,268	698,547
Equity Income Plus	8,215,315	433,304	137,295	1,135,552	9,754,392	180,736
High Yield	55,409,958	6,899,075	16,720,122	10,355,656	50,328,487	4,775,112
Income	119,536,437	9,447,793	48,292,002	10,072,849	88,540,345	5,260,583
Government Bond	—	23,646,552	545,946	2,319,270	24,514,680	271,002
Limited Maturity Bond	42,435,720	10,744,989	7,611,505	3,722,205	46,825,338	1,478,479
Money Market	2,683,777	323,273	3,007,050	—	—	—
Total Value and Income Earned	780,436,228				887,290,673	18,979,097

.

The accompanying Notes to Financial Statements are an integral part of this schedule.
68

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Mutual Funds (78.5%)	Value
Equity Mutual Funds (42.6%)
3,832,076	Thrivent Real Estate Securities Fund	$36,366,401
1,851,274	Thrivent Partner Small Cap Growth Fund[a]	20,382,531
2,045,272	Thrivent Partner Small Cap Value Fund	29,431,466
882,584	Thrivent Small Cap Stock Fund[a]	12,347,353
735,772	Thrivent Mid Cap Growth Fund[a]	13,633,862
2,423,898	Thrivent Partner Mid Cap Value Fund	27,220,376
2,609,103	Thrivent Mid Cap Stock Fund	37,910,264
7,704,183	Thrivent Partner Worldwide Allocation Fund	68,027,938
6,749,587	Thrivent Partner International Stock Fund	66,483,433
11,226,178	Thrivent Large Cap Growth Fund	57,590,296
6,545,251	Thrivent Large Cap Value Fund	83,190,141
1,684,474	Thrivent Large Cap Stock Fund	35,458,174
1,109,064	Thrivent Equity Income Plus Fund	9,526,860

	Total Equity Mutual Funds	497,569,095

Fixed Income Mutual Funds (35.9%)
10,271,290	Thrivent High Yield Fund	49,918,470
19,575,001	Thrivent Income Fund	172,064,257
2,268,964	Thrivent Government Bond Fund	23,982,951
13,842,991	Thrivent Limited Maturity Bond Fund	174,144,828

	Total Fixed Income Mutual Funds	420,110,506

	Total Mutual Funds (cost $925,127,574)	917,679,601

Shares	Common Stock (12.7%)	Value
Consumer Discretionary (1.7%)
7,926	Autoliv, Inc.	565,124
6,850	Carnival Corporation	295,714
52,694	Chico’s FAS, Inc.	512,186
29,041	Cooper Tire & Rubber Company	569,494
38,270	Dana Holding Corporation[a]	541,521
7,730	Dollar Tree, Inc.[a]	396,626
36,900	Domino’s Pizza, Inc.[a]	547,596
21,600	Expedia, Inc.	625,320
41,100	Foot Locker, Inc.	654,723
10,894	Kohl’s Corporation[a]	557,773
31,622	Macy’s, Inc.	747,544
35,200	MGM Resorts International[a]	384,736
1,600	Netflix, Inc.[a]	277,600
31,700	NIKE, Inc.	2,581,648
12,370	Omnicom Group, Inc.	543,785
4,210	Panera Bread Company[a]	376,837
67,500	Pier 1 Imports, Inc.[a]	585,900
112,100	Starbucks Corporation	3,192,608
12,470	Target Corporation	647,692
9,360	Time Warner Cable, Inc.	541,663
12,600	TJX Companies, Inc.	578,214
15,600	Urban Outfitters, Inc.[a]	480,012
44,790	Walt Disney Company	1,617,367
12,100	Warnaco Group, Inc.[a]	642,631
27,800	Williams-Sonoma, Inc.	899,886

Shares	Common Stock (12.7%)	Value
Consumer Discretionary (1.7%) - continued
14,600	WMS Industries, Inc.[a]	$636,998

	Total Consumer Discretionary	20,001,198

Consumer Staples (0.7%)
20,970	Avon Products, Inc.	638,536
8,100	Colgate-Palmolive Company	624,672
11,040	Flowers Foods, Inc.	281,299
10,400	Herbalife, Ltd.	664,144
37,955	Kraft Foods, Inc.	1,224,808
7,604	PepsiCo, Inc.	496,541
70,069	Philip Morris International, Inc.	4,099,037
7,708	TreeHouse Foods, Inc.[a]	359,964
8,600	Wal-Mart Stores, Inc.	465,862

	Total Consumer Staples	8,854,863

Energy (1.1%)
5,376	Alpha Natural Resources, Inc.[a]	242,834
8,750	Apache Corporation	883,925
29,600	Arch Coal, Inc.	727,864
30,870	Baker Hughes, Inc.	1,430,207
17,310	Chevron Corporation	1,429,979
31,300	Complete Production Services, Inc.[a]	733,359
12,000	Dresser-Rand Group, Inc.[a]	410,640
22,790	ENSCO International plc ADR	1,056,089
30,027	Forest Oil Corporation[a]	922,730
99,800	International Coal Group, Inc.[a]	560,876
32,200	James River Coal Company[a]	557,382
7,661	National Oilwell Varco, Inc.	411,855
18,340	Occidental Petroleum Corporation	1,442,074
8,886	Schlumberger, Ltd.	621,042
14,800	Ultra Petroleum Corporation[a]	609,020
22,800	Weatherford International, Ltd.[a]	383,268
3,100	Whiting Petroleum Corporation[a]	311,364

	Total Energy	12,734,508

Financials (2.1%)
5,880	ACE, Ltd.	349,390
7,932	Affiliated Managers Group, Inc.[a]	679,059
48,900	AFLAC, Inc.	2,733,021
20,700	American Express Company	858,222
13,365	Ameriprise Financial, Inc.	690,837
23,813	Bank of America Corporation	272,421
11,730	Chubb Corporation	680,575
174,120	Citigroup, Inc.[a]	726,080
28,700	Comerica, Inc.	1,026,886
19,719	Duke Realty Corporation	245,896
17,700	DuPont Fabros Technology, Inc.	444,270
7,200	Endurance Specialty Holdings, Ltd.	298,080
16,898	Equity One, Inc.	315,993
31,964	Fifth Third Bancorp	401,468
1,600	Franklin Resources, Inc.	183,520
6,270	Goldman Sachs Group, Inc.	1,009,156
5,366	Hanover Insurance Group, Inc.	242,812
17,321	HCC Insurance Holdings, Inc.	458,660
18,900	Healthcare Realty Trust, Inc.	456,246
22,857	Host Hotels & Resorts, Inc.	363,198
6,477	IntercontinentalExchange, Inc.[a]	744,013
18,300	Itau Unibanco Holding SA ADR	449,448
21,523	J.P. Morgan Chase & Company	809,910

The accompanying Notes to Financial Statements are an integral part of this schedule.
69

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (12.7%)	Value
Financials (2.1%) - continued
36,500	KeyCorp	$298,935
6,791	Lazard, Ltd.	250,588
13,835	Morgan Stanley	344,076
18,980	Northern Trust Corporation	941,977
74,688	Ocwen Financial Corporation[a]	644,557
21,500	People’s United Financial, Inc.	264,665
12,900	Potlatch Corporation	439,245
18,537	Principal Financial Group, Inc.	497,533
48,000	Prudential Financial, Inc.	2,523,840
14,600	SVB Financial Group[a]	632,764
35,713	Texas Capital Bancshares, Inc.[a]	648,191
23,200	U.S. Bancorp	560,976
4,700	Vanguard REIT ETF	256,385
16,582	W.R. Berkley Corporation	456,337
7,130	Wells Fargo & Company	185,950
43,100	Zions Bancorporation	890,446

	Total Financials	24,275,626

Health Care (1.5%)
13,960	Abbott Laboratories	716,427
3,700	Alexion Pharmaceuticals, Inc.[a]	252,710
31,600	Align Technology, Inc.[a]	538,148
6,200	Allergan, Inc.	448,942
9,777	C.R. Bard, Inc.	812,664
11,644	Celgene Corporation[a]	722,743
29,791	Community Health Systems, Inc.[a]	896,113
12,700	Covance, Inc.[a]	596,773
14,365	Coventry Health Care, Inc.[a]	336,428
12,640	Covidien, Ltd.	503,957
69,700	Eli Lilly and Company	2,453,440
6,100	Hospira, Inc.[a]	362,828
5,710	Johnson & Johnson	363,556
23,800	Lincare Holdings, Inc.	624,036
7,428	Medco Health Solutions, Inc.[a]	390,193
12,690	Novartis AG ADR	735,385
12,300	Omnicare, Inc.	296,676
13,800	Teva Pharmaceutical Industries, Ltd. ADR	716,220
20,509	Thermo Fisher Scientific, Inc.[a]	1,054,573
11,800	United Therapeutics Corporation[a]	708,000
101,211	UnitedHealth Group, Inc.	3,648,657
3,728	Varian Medical Systems, Inc.[a]	235,684
5,890	Vertex Pharmaceuticals, Inc.[a]	225,764
3,200	Waters Corporation[a]	237,216
6,590	Zimmer Holdings, Inc.[a]	312,630

	Total Health Care	18,189,763

Industrials (2.2%)
34,111	3M Company	2,872,828
2,690	Avery Dennison Corporation	97,782
5,020	Boeing Company	354,613
5,760	Caterpillar, Inc.	452,736
4,103	CSX Corporation	252,129
27,900	Cummins, Inc.	2,457,990
33,400	Delta Air Lines, Inc.[a]	463,926
9,283	Dover Corporation	492,927
5,166	Eaton Corporation	458,896
10,960	Emerson Electric Company	601,704
5,720	FedEx Corporation	501,758
10,590	Fluor Corporation	510,332
17,900	FTI Consulting, Inc.[a]	634,734
28,571	General Electric Company	457,707
66,046	Honeywell International, Inc.	3,111,427

Shares	Common Stock (12.7%)	Value
Industrials (2.2%) - continued
15,378	Ingersoll-Rand plc	$604,509
99,994	Manitowoc Company, Inc.	1,113,933
4,700	Manpower, Inc.	257,231
19,450	Norfolk Southern Corporation	1,195,981
26,150	Old Dominion Freight Line, Inc.[a]	733,508
41,916	Oshkosh Corporation[a]	1,236,941
4,309	Parker Hannifin Corporation	329,854
33,500	Shaw Group, Inc.[a]	1,023,760
5,650	Siemens AG ADR	645,852
4,584	SPX Corporation	307,403
15,478	Teledyne Technologies, Inc.[a]	643,420
8,770	Textron, Inc.	182,591
7,700	Tyco International, Ltd.	294,756
41,160	United Technologies Corporation	3,077,533
10,374	Werner Enterprises, Inc.	221,174
3,980	WESCO International, Inc.[a]	170,424

	Total Industrials	25,760,359

Information Technology (2.6%)
15,200	ADTRAN, Inc.	490,504
4,800	Alliance Data Systems Corporation[a]	291,456
7,402	Apple, Inc.[a]	2,227,040
118,167	Atmel Corporation[a]	1,046,960
48,996	Cisco Systems, Inc.[a]	1,118,579
5,700	Cognizant Technology Solutions Corporation[a]	371,583
19,200	CommVault Systems, Inc.[a]	555,456
111,759	Compuware Corporation[a]	1,118,708
10,199	eBay, Inc.[a]	304,032
34,110	EMC Corporation[a]	716,651
1,600	Equinix, Inc.[a]	134,784
2,181	F5 Networks, Inc.[a]	256,704
2,094	Google, Inc.[a]	1,283,601
17,100	Hewlett-Packard Company	719,226
14,200	Informatica Corporation[a]	577,798
5,017	International Business Machines Corporation	720,441
17,014	Juniper Networks, Inc.[a]	551,083
5,600	Lam Research Corporation[a]	256,424
38,800	Marvell Technology Group, Ltd.[a]	749,228
150,450	Microsoft Corporation	4,007,988
53,200	Monster Worldwide, Inc.[a]	960,792
111,865	Oracle Corporation	3,288,831
17,100	Plantronics, Inc.	613,548
23,190	Polycom, Inc.[a]	783,358
13,600	QUALCOMM, Inc.	613,768
102,624	Teradyne, Inc.[a]	1,153,494
49,969	TIBCO Software, Inc.[a]	960,404
16,111	Tyco Electronics, Ltd.	510,396
22,000	ValueClick, Inc.[a]	302,720
9,700	VeriFone Systems, Inc.[a]	328,151
11,200	Visa, Inc.	875,504
4,400	VMware, Inc.[a]	336,424
72,020	Xerox Corporation	842,634
35,920	Xilinx, Inc.	963,015

	Total Information Technology	30,031,285

Materials (0.3%)
6,495	Albemarle Corporation	325,594
6,630	Allegheny Technologies, Inc.	349,335
28,469	E.I. du Pont de Nemours and Company	1,346,014

The accompanying Notes to Financial Statements are an integral part of this schedule.
70

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (12.7%)	Value
Materials (0.3%) - continued
4,100	International Paper Company	$103,648
9,592	Silgan Holdings, Inc.	323,730
20,759	Steel Dynamics, Inc.	301,421
15,600	Temple-Inland, Inc.	323,232

	Total Materials	3,072,974

Telecommunications Services (0.2%)
17,930	AT&T, Inc.	511,005
11,450	NII Holdings, Inc.[a]	478,724
7,038	Telephone and Data Systems, Inc.	245,134
27,020	Verizon Communications, Inc.	877,339

	Total Telecommunications Services	2,112,202

Utilities (0.3%)
6,000	Alliant Energy Corporation	219,180
28,280	American Electric Power Company, Inc.	1,058,803
15,700	CMS Energy Corporation	288,566
9,320	Duke Energy Corporation	169,717
21,318	NV Energy, Inc.	291,204
11,167	Portland General Electric Company	233,390
16,136	Southwest Gas Corporation	560,888
29,025	UGI Corporation	873,362
7,240	Xcel Energy, Inc.	172,747

	Total Utilities	3,867,857

	Total Common Stock (cost $137,095,713)	148,900,635

Principal Amount	Long-Term Fixed Income (4.6%)	Value
Asset-Backed Securities (0.6%)
	GSAMP Trust
2,321,959	0.436%, 2/25/2036[b]	2,022,680
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,583,544
	Morgan Stanley Capital, Inc.
1,798,874	0.406%, 2/25/2037[b]	1,298,137
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036	1,639,202

	Total Asset-Backed Securities	6,543,563

Basic Materials (0.2%)
	Arch Coal, Inc.
260,000	8.750%, 8/1/2016	291,850
	CONSOL Energy, Inc.
260,000	8.000%, 4/1/2017[c]	284,700
	FMG Finance, Pty., Ltd.
270,000	7.000%, 11/1/2015[c]	276,750
240,000	10.625%, 9/1/2016[c]	354,000
	Georgia-Pacific, LLC
250,000	8.000%, 1/15/2024	305,625
	Lyondell Chemical Company
240,000	11.000%, 5/1/2018	268,800

	Total Basic Materials	1,781,725

Capital Goods (0.1%)
	Abengoa Finance SAU
260,000	8.875%, 11/1/2017[c]	256,100

Principal Amount	Long-Term Fixed Income (4.6%)	Value
Capital Goods (0.1%) - continued
	Associated Materials, LLC
$ 280,000	9.125%, 11/1/2017[c]	$294,000
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017[c]	290,550
	Owens-Illinois, Inc.
260,000	7.800%, 5/15/2018	280,800

	Total Capital Goods	1,121,450

Collateralized Mortgage Obligations (1.5%)
	Citigroup Mortgage Loan Trust, Inc.
857,057	5.500%, 11/25/2035	731,032
	CitiMortgage Alternative Loan Trust
2,831,271	5.750%, 4/25/2037	2,317,469
	Countrywide Alternative Loan Trust
1,209,159	6.000%, 4/25/2036	998,796
541,626	6.000%, 1/25/2037	386,024
2,780,861	5.500%, 5/25/2037	2,156,705
	Countrywide Home Loans, Inc.
2,096,523	5.750%, 4/25/2037	1,756,903
	Deutsche Alt-A Securities, Inc.
656,591	5.500%, 10/25/2021	582,528
1,122,918	6.000%, 10/25/2021	928,690
	GSR Mortgage Loan Trust
2,255,255	0.446%, 8/25/2046[b]	1,868,594
	J.P. Morgan Mortgage Trust
1,168,857	5.737%, 6/25/2036	1,058,763
387,100	5.808%, 10/25/2036	361,947
	MASTR Alternative Loans Trust
653,140	6.500%, 7/25/2034	669,883
	Merrill Lynch Alternative Note Asset Trust
667,740	6.000%, 3/25/2037	559,269
	Sequoia Mortgage Trust
992,646	5.488%, 9/20/2046	357,670
	WaMu Mortgage Pass Through Certificates
431,213	5.867%, 9/25/2036	391,411
1,626,482	5.987%, 10/25/2036	1,507,768

	Total Collateralized Mortgage Obligations	16,633,452

Commercial Mortgage-Backed Securities (0.6%)
	Banc of America Commercial Mortgage, Inc.
1,650,000	5.658%, 6/10/2049	1,717,393
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,561,618
	GS Mortgage Securities Corporation II
2,300,000	4.761%, 7/10/2039	2,402,304
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,450,000	5.814%, 6/12/2043	1,586,048

	Total Commercial Mortgage-Backed Securities	7,267,363

The accompanying Notes to Financial Statements are an integral part of this schedule.
71

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (4.6%)	Value
Communications Services (0.2%)
	CCO Holdings, LLC
$ 190,000	7.250%, 10/30/2017[c]	$196,175
	Cincinnati Bell, Inc.
280,000	8.250%, 10/15/2017	284,200
	Clear Channel Worldwide
	Holdings, Inc.
290,000	9.250%, 12/15/2017	316,825
	Frontier Communications
	Corporation
315,000	8.250%, 4/15/2017	359,100
	Intelsat Jackson Holdings, Ltd.
295,000	8.500%, 11/1/2019[c]	322,287
	MetroPCS Wireless, Inc.
230,000	7.875%, 9/1/2018	246,675
	Qwest Communications International, Inc.
280,000	7.500%, 2/15/2014	285,600
	Virgin Media Finance plc
260,000	8.375%, 10/15/2019	289,900

	Total Communications Services	2,300,762

Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
230,000	8.250%, 8/15/2020	244,950
	Macy’s Retail Holdings, Inc.
240,000	8.375%, 7/15/2015	280,200
	MGM Resorts International
240,000	11.125%, 11/15/2017	276,000
	Rite Aid Corporation
270,000	7.500%, 3/1/2017	260,212
	Starwood Hotels & Resorts Worldwide, Inc.
280,000	6.750%, 5/15/2018	310,100
	Toys R Us Property Company I, LLC
240,000	10.750%, 7/15/2017	274,200
	WMG Acquisition Corporation
260,000	9.500%, 6/15/2016	280,150
	Wyndham Worldwide Corporation
260,000	6.000%, 12/1/2016	277,649

	Total Consumer Cyclical	2,203,461

Consumer Non-Cyclical (0.1%)
	HCA, Inc.
240,000	9.625%, 11/15/2016	261,000
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	283,500
	Mylan, Inc.
250,000	7.875%, 7/15/2020[c]	278,750

	Total Consumer Non-Cyclical	823,250

Energy (0.1%)
	Linn Energy, LLC
280,000	7.750%, 2/1/2021[c]	289,100
	Petrohawk Energy Corporation
260,000	7.875%, 6/1/2015	275,600
	Pioneer Natural Resources Company
295,000	7.500%, 1/15/2020	332,258

Principal Amount	Long-Term Fixed Income (4.6%)	Value
Energy (0.1%) - continued
	Plains Exploration & Production Company
$ 270,000	7.625%, 6/1/2018	$288,225
	Sandridge Energy, Inc.
270,000	8.000%, 6/1/2018[c]	270,000

	Total Energy	1,455,183

Financials (0.1%)
	Ally Financial, Inc.
280,000	8.300%, 2/12/2015[c]	305,200
	CIT Group, Inc.
305,815	7.000%, 5/1/2017	304,286
	Icahn Enterprises, LP
305,000	8.000%, 1/15/2018	313,769

	Total Financials	923,255

Technology (<0.1%)
	Freescale Semiconductor, Inc.
260,000	9.250%, 4/15/2018[c]	278,200

	Total Technology	278,200

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
250,000	8.250%, 1/15/2019[c]	252,500
	Delta Air Lines, Inc.
270,000	9.500%, 9/15/2014[c]	297,000

	Total Transportation	549,500

U.S. Government and Agencies (0.9%)
	U.S. Treasury Notes
2,000,000	0.875%, 12/31/2010[d]	2,002,266
4,725,000	2.500%, 4/30/2015	5,033,973
2,350,000	3.500%, 5/15/2020	2,534,522
1,175,000	4.375%, 5/15/2040	1,251,563

	Total U.S. Government and Agencies	10,822,324

Utilities (<0.1%)
	NRG Energy, Inc.
270,000	7.375%, 2/1/2016	281,138

	Total Utilities	281,138

	Total Long-Term Fixed Income (cost $48,804,113)	52,984,626

Principal Amount	Short-Term Investments (4.3%)[e]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.170%, 11/9/2010	4,999,811
15,000,000	0.150%, 11/19/2010	14,998,875
5,000,000	0.155%, 11/24/2010	4,999,505
	Federal Home Loan Mortgage Corporation Discount Notes
14,045,000	0.100%, 11/1/2010	14,045,000
1,500,000	0.200%, 3/14/2011[d]	1,498,914

The accompanying Notes to Financial Statements are an integral part of this schedule.
72

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Short-Term Investments (4.3%)[e]	Value
	Nieuw Amsterdam Receivables Corporation
9,710,000	0.220%, 11/1/2010	$9,710,000

	Total Short-Term Investments (at amortized cost)	50,252,105

	Total Investments (cost $1,161,279,505) 100.1%	$1,169,816,967

	Other Assets and Liabilities, Net (0.1%)	(658,540)

	Total Net Assets 100.0%	$1,169,158,427

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $4,245,312 or 0.4% of total net assets.
d	At October 31, 2010, $3,501,180 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$38,899,151
Gross unrealized depreciation	(41,536,695)

Net unrealized appreciation (depreciation)	($2,637,544)

Cost for federal income tax purposes	$1,172,454,511

The accompanying Notes to Financial Statements are an integral part of this schedule.
73

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Moderate Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	497,569,095	497,569,095	—	—
Fixed Income Mutual Funds	420,110,506	420,110,506	—	—

Common Stock
Consumer Discretionary	20,001,198	20,001,198	—	—
Consumer Staples	8,854,863	8,854,863	—	—
Energy	12,734,508	12,734,508	—	—
Financials	24,275,626	24,275,626	—	—
Health Care	18,189,763	18,189,763	—	—
Industrials	25,760,359	25,760,359	—	—
Information Technology	30,031,285	30,031,285	—	—
Materials	3,072,974	3,072,974	—	—
Telecommunications Services	2,112,202	2,112,202	—	—
Utilities	3,867,857	3,867,857	—	—

Long-Term Fixed Income
Asset-Backed Securities	6,543,563	—	6,543,563	—
Basic Materials	1,781,725	—	1,781,725	—
Capital Goods	1,121,450	—	1,121,450	—
Collateralized Mortgage Obligations	16,633,452	—	16,633,452	—
Commercial Mortgage-Backed Securities	7,267,363	—	7,267,363	—
Communications Services	2,300,762	—	2,300,762	—
Consumer Cyclical	2,203,461	—	2,203,461	—
Consumer Non-Cyclical	823,250	—	823,250	—
Energy	1,455,183	—	1,455,183	—
Financials	923,255	—	923,255	—
Technology	278,200	—	278,200	—
Transportation	549,500	—	549,500	—
U.S. Government and Agencies	10,822,324	—	10,822,324	—
Utilities	281,138	—	281,138	—
Short-Term Investments	50,252,105	—	50,252,105	—

Total	$1,169,816,967	$1,066,580,236	$103,236,731	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,090,842	2,090,842	—	—

Total Asset Derivatives	$2,090,842	$2,090,842	$—	$—

Liability Derivatives
Futures Contracts	571,551	571,551	—	—

Total Liability Derivatives	$571,551	$571,551	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(97)	December 2010	($6,239,789)	($6,811,340)	($571,551)
S&P 400 Index Mini-Futures	85	December 2010	6,436,009	7,033,750	597,741
S&P 500 Index Futures	101	December 2010	28,294,325	29,787,426	1,493,101
Total Futures Contracts					$1,519,291

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,090,842
Total Equity Contracts		2,090,842

Total Asset Derivatives		$2,090,842

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	571,551
Total Equity Contracts		571,551

Total Liability Derivatives		$571,551

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	10,760,334

Total Equity Contracts		10,760,334

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(301)

Total Foreign Exchange Contracts		(301)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(733,085)

Total Credit Contracts		(733,085)

Total		$10,026,948

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,790,420
Total Equity Contracts		2,790,420
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	301,560
Total Credit Contracts		301,560

Total		$3,091,980

The accompanying Notes to Financial Statements are an integral part of this schedule.
75

Moderate Allocation Fund

Schedule of Investments as of October 31, 2010

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$65,452,833	6.1%	N/A	N/A	N/A	N/A	N/A
Interest Rate
Contracts	N/A	N/A	N/A	N/A	N/A	N/A	2
Foreign Exchange
Contracts	N/A	N/A	$87	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$4,254,142	0.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5%or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Real Estate Securities	$25,079,047	$1,810,536	$284,638	3,832,076	$36,366,401	$915,268
Partner Small Cap Growth	15,307,978	447,634	142,319	1,851,274	20,382,531	—
Partner Small Cap Value	23,541,331	874,257	213,478	2,045,272	29,431,466	202,806
Small Cap Stock	9,593,845	671,451	213,478	882,584	12,347,353	—
Mid Cap Growth	10,386,865	223,817	71,159	735,772	13,633,862	—
Partner Mid Cap Value	21,022,847	1,113,783	284,638	2,423,898	27,220,376	218,515
Mid Cap Stock	36,298,485	1,476,361	8,324,258	2,609,103	37,910,264	136,159
Partner Worldwide Allocation	31,097,941	31,135,253	436,140	7,704,183	68,027,938	549,451
Partner International Stock	60,112,757	1,310,565	417,774	6,749,587	66,483,433	1,310,565
Large Cap Growth	49,876,270	1,600,759	426,957	11,226,178	57,590,296	257,858
Large Cap Value	73,298,859	3,826,966	782,754	6,545,251	83,190,141	1,364,981
Large Cap Stock	35,189,159	1,507,398	4,853,549	1,684,474	35,458,174	390,563
Equity Income Plus	7,987,166	400,038	71,159	1,109,064	9,526,860	176,221
High Yield	52,106,820	7,069,104	13,804,001	10,271,290	49,918,470	4,585,990
Income	168,146,686	16,765,581	26,183,284	19,575,001	172,064,257	8,703,147
Government Bond	—	22,877,670	252,935	2,268,964	23,982,951	262,300
Limited Maturity Bond	159,101,686	21,508,048	11,161,661	13,842,991	174,144,828	5,528,344
Money Market	804,349	2,054,510	2,858,859	—	—	13
Total Value and Income Earned	778,952,091				917,679,601	24,602,181

The accompanying Notes to Financial Statements are an integral part of this schedule.
76

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Mutual Funds (75.5%)	Value
Equity Mutual Funds (25.3%)
1,003,418	Thrivent Real Estate Securities Fund	$9,522,437
609,262	Thrivent Partner Small Cap Value Fund	8,767,282
381,143	Thrivent Small Cap Stock Fund[a]	5,332,194
1,075,666	Thrivent Partner Mid Cap Value Fund	12,079,724
424,921	Thrivent Mid Cap Stock Fund	6,174,095
2,526,210	Thrivent Partner Worldwide Allocation Fund	22,306,437
1,705,154	Thrivent Partner International Stock Fund	16,795,766
2,404,543	Thrivent Large Cap Growth Fund	12,335,307
2,308,731	Thrivent Large Cap Value Fund	29,343,969
306,278	Thrivent Large Cap Stock Fund	6,447,145
457,891	Thrivent Equity Income Plus Fund	3,933,283

	Total Equity Mutual Funds	133,037,639

Fixed Income Mutual Funds (50.2%)
4,533,052	Thrivent High Yield Fund	22,030,631
8,027,331	Thrivent Income Fund	70,560,239
1,029,012	Thrivent Government Bond Fund	10,876,656
12,760,567	Thrivent Limited Maturity Bond Fund	160,527,930

	Total Fixed Income Mutual Funds	263,995,456

	Total Mutual Funds (cost $390,648,640)	397,033,095

Shares	Common Stock (10.7%)	Value
Consumer Discretionary (1.4%)
1,856	Autoliv, Inc.	132,333
3,550	Carnival Corporation	153,254
18,552	Chico’s FAS, Inc.	180,326
10,146	Cooper Tire & Rubber Company	198,963
16,860	Dana Holding Corporation[a]	238,569
1,845	Dollar Tree, Inc.[a]	94,667
12,300	Domino’s Pizza, Inc.[a]	182,532
11,100	Expedia, Inc.	321,345
14,500	Foot Locker, Inc.	230,985
5,616	Kohl’s Corporation[a]	287,539
11,297	Macy’s, Inc.	267,061
18,100	MGM Resorts International[a]	197,833
400	Netflix, Inc.[a]	69,400
9,700	NIKE, Inc.	789,968
3,920	Omnicom Group, Inc.	172,323
1,028	Panera Bread Company[a]	92,016
22,500	Pier 1 Imports, Inc.[a]	195,300
37,100	Starbucks Corporation	1,056,608
5,500	Target Corporation	285,670
4,130	Time Warner Cable, Inc.	239,003
6,500	TJX Companies, Inc.	298,285
8,000	Urban Outfitters, Inc.[a]	246,160
21,447	Walt Disney Company	774,451
4,200	Warnaco Group, Inc.[a]	223,062
8,200	Williams-Sonoma, Inc.	265,434
4,900	WMS Industries, Inc.[a]	213,787

	Total Consumer Discretionary	7,406,874

Consumer Staples (0.7%)
9,890	Avon Products, Inc.	301,150
4,200	Colgate-Palmolive Company	323,904

Shares	Common Stock (10.7%)	Value
Consumer Staples (0.7%) - continued
2,585	Flowers Foods, Inc.	$65,866
3,600	Herbalife, Ltd.	229,896
16,732	Kraft Foods, Inc.	539,942
3,892	PepsiCo, Inc.	254,148
25,183	Philip Morris International, Inc.	1,473,205
1,802	TreeHouse Foods, Inc.[a]	84,153
4,400	Wal-Mart Stores, Inc.	238,348

	Total Consumer Staples	3,510,612

Energy (1.0%)
1,319	Alpha Natural Resources, Inc.[a]	59,579
3,860	Apache Corporation	389,937
9,300	Arch Coal, Inc.	228,687
14,530	Baker Hughes, Inc.	673,175
7,630	Chevron Corporation	630,314
10,400	Complete Production Services, Inc.[a]	243,672
4,200	Dresser-Rand Group, Inc.[a]	143,724
9,050	ENSCO International plc ADR	419,377
9,182	Forest Oil Corporation[a]	282,163
33,243	International Coal Group, Inc.[a]	186,826
10,700	James River Coal Company[a]	185,217
1,865	National Oilwell Varco, Inc.	100,262
8,970	Occidental Petroleum Corporation	705,311
4,600	Schlumberger, Ltd.	321,494
7,650	Ultra Petroleum Corporation[a]	314,798
5,900	Weatherford International, Ltd.[a]	99,179
800	Whiting Petroleum Corporation[a]	80,352

	Total Energy	5,064,067

Financials (1.7%)
2,590	ACE, Ltd.	153,898
2,678	Affiliated Managers Group, Inc.[a]	229,264
14,900	AFLAC, Inc.	832,761
10,700	American Express Company	443,622
5,905	Ameriprise Financial, Inc.	305,229
10,498	Bank of America Corporation	120,097
5,170	Chubb Corporation	299,963
76,740	Citigroup, Inc.[a]	320,006
10,910	Comerica, Inc.	390,360
5,055	Duke Realty Corporation	63,036
6,300	DuPont Fabros Technology, Inc.	158,130
1,700	Endurance Specialty Holdings, Ltd.	70,380
4,175	Equity One, Inc.	78,072
14,118	Fifth Third Bancorp	177,322
700	Franklin Resources, Inc.	80,290
2,990	Goldman Sachs Group, Inc.	481,240
1,341	Hanover Insurance Group, Inc.	60,680
4,380	HCC Insurance Holdings, Inc.	115,982
6,300	Healthcare Realty Trust, Inc.	152,082
5,939	Host Hotels & Resorts, Inc.	94,371
2,674	IntercontinentalExchange, Inc.[a]	307,162
9,400	Itau Unibanco Holding SA ADR	230,864
9,498	J.P. Morgan Chase & Company	357,410
9,500	KeyCorp	77,805
1,573	Lazard, Ltd.	58,044
6,108	Morgan Stanley	151,906
6,590	Northern Trust Corporation	327,062
25,058	Ocwen Financial Corporation[a]	216,251
5,600	People’s United Financial, Inc.	68,936
4,600	Potlatch Corporation	156,630
8,176	Principal Financial Group, Inc.	219,444

The accompanying Notes to Financial Statements are an integral part of this schedule.
77

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (10.7%)	Value
Financials (1.7%) - continued
14,700	Prudential Financial, Inc.	$772,926
4,900	SVB Financial Group[a]	212,366
11,900	Texas Capital Bancshares, Inc.[a]	215,985
11,923	U.S. Bancorp	288,298
2,070	Vanguard REIT ETF	112,919
4,146	W.R. Berkley Corporation	114,098
3,140	Wells Fargo & Company	81,891
13,700	Zions Bancorporation	283,042

	Total Financials	8,879,824

Health Care (1.3%)
6,700	Abbott Laboratories	343,844
900	Alexion Pharmaceuticals, Inc.[a]	61,470
11,100	Align Technology, Inc.[a]	189,033
3,200	Allergan, Inc.	231,712
3,602	C.R. Bard, Inc.	299,398
5,996	Celgene Corporation[a]	372,172
9,473	Community Health Systems, Inc.[a]	284,948
4,500	Covance, Inc.[a]	211,455
3,616	Coventry Health Care, Inc.[a]	84,687
5,570	Covidien, Ltd.	222,076
21,300	Eli Lilly and Company	749,760
3,150	Hospira, Inc.[a]	187,362
2,520	Johnson & Johnson	160,448
8,300	Lincare Holdings, Inc.	217,626
3,860	Medco Health Solutions, Inc.[a]	202,766
5,600	Novartis AG ADR	324,520
2,900	Omnicare, Inc.	69,948
7,100	Teva Pharmaceutical Industries, Ltd. ADR	368,490
10,550	Thermo Fisher Scientific, Inc.[a]	542,481
4,100	United Therapeutics Corporation[a]	246,000
34,820	UnitedHealth Group, Inc.	1,255,261
857	Varian Medical Systems, Inc.[a]	54,180
1,398	Vertex Pharmaceuticals, Inc.[a]	53,585
800	Waters Corporation[a]	59,304
2,910	Zimmer Holdings, Inc.[a]	138,050

	Total Health Care	6,930,576

Industrials (1.7%)
11,110	3M Company	935,684
1,170	Avery Dennison Corporation	42,529
2,210	Boeing Company	156,114
2,540	Caterpillar, Inc.	199,644
1,026	CSX Corporation	63,048
8,500	Cummins, Inc.	748,850
17,200	Delta Air Lines, Inc.[a]	238,908
4,754	Dover Corporation	252,437
2,279	Eaton Corporation	202,444
4,830	Emerson Electric Company	265,167
3,050	FedEx Corporation	267,546
5,140	Fluor Corporation	247,697
6,000	FTI Consulting, Inc.[a]	212,760
12,614	General Electric Company	202,076
21,289	Honeywell International, Inc.	1,002,925
6,786	Ingersoll-Rand plc	266,758
30,800	Manitowoc Company, Inc.	343,112
1,200	Manpower, Inc.	65,676
9,340	Norfolk Southern Corporation	574,317
8,700	Old Dominion Freight Line, Inc.[a]	244,035
12,504	Oshkosh Corporation[a]	368,993
977	Parker Hannifin Corporation	74,789
9,900	Shaw Group, Inc.[a]	302,544
2,900	Siemens AG ADR	331,499

Shares	Common Stock (10.7%)	Value
Industrials (1.7%) - continued
1,171	SPX Corporation	$78,527
5,196	Teledyne Technologies, Inc.[a]	215,998
3,860	Textron, Inc.	80,365
1,900	Tyco International, Ltd.	72,732
13,267	United Technologies Corporation	991,974
2,468	Werner Enterprises, Inc.	52,618
1,750	WESCO International, Inc.[a]	74,935

	Total Industrials	9,176,701

Information Technology (2.2%)
5,100	ADTRAN, Inc.	164,577
1,200	Alliance Data Systems Corporation[a]	72,864
3,867	Apple, Inc.[a]	1,163,464
36,118	Atmel Corporation[a]	320,005
25,224	Cisco Systems, Inc.[a]	575,864
2,900	Cognizant Technology Solutions Corporation[a]	189,051
6,700	CommVault Systems, Inc.[a]	193,831
34,707	Compuware Corporation[a]	347,417
2,375	eBay, Inc.[a]	70,799
16,680	EMC Corporation[a]	350,447
800	Equinix, Inc.[a]	67,392
595	F5 Networks, Inc.[a]	70,032
1,082	Google, Inc.[a]	663,255
8,850	Hewlett-Packard Company	372,231
5,000	Informatica Corporation[a]	203,450
2,206	International Business Machines Corporation	316,782
6,404	Juniper Networks, Inc.[a]	207,426
1,300	Lam Research Corporation[a]	59,527
16,300	Marvell Technology Group, Ltd.[a]	314,753
55,600	Microsoft Corporation	1,481,184
17,700	Monster Worldwide, Inc.[a]	319,662
36,715	Oracle Corporation	1,079,421
6,000	Plantronics, Inc.	215,280
8,148	Polycom, Inc.[a]	275,239
7,000	QUALCOMM, Inc.	315,910
30,856	Teradyne, Inc.[a]	346,821
15,650	TIBCO Software, Inc.[a]	300,793
7,097	Tyco Electronics, Ltd.	224,833
5,800	ValueClick, Inc.[a]	79,808
2,300	VeriFone Systems, Inc.[a]	77,809
5,800	Visa, Inc.	453,386
2,300	VMware, Inc.[a]	175,858
31,740	Xerox Corporation	371,358
14,157	Xilinx, Inc.	379,549

	Total Information Technology	11,820,078

Materials (0.2%)
1,549	Albemarle Corporation	77,651
2,930	Allegheny Technologies, Inc.	154,382
12,550	E.I. du Pont de Nemours and Company	593,364
2,100	International Paper Company	53,088
2,348	Silgan Holdings, Inc.	79,245
5,315	Steel Dynamics, Inc.	77,174
3,900	Temple-Inland, Inc.	80,808

	Total Materials	1,115,712

Telecommunications Services (0.2%)
7,910	AT&T, Inc.	225,435
6,000	NII Holdings, Inc.[a]	250,860

The accompanying Notes to Financial Statements are an integral part of this schedule.
78

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (10.7%)	Value
Telecommunications Services (0.2%) - continued
1,684	Telephone and Data Systems, Inc.	$58,654
11,920	Verizon Communications, Inc.	387,042

	Total Telecommunications Services	921,991

Utilities (0.3%)
1,450	Alliant Energy Corporation	52,968
12,470	American Electric Power Company, Inc.	466,877
4,000	CMS Energy Corporation	73,520
4,110	Duke Energy Corporation	74,843
5,604	NV Energy, Inc.	76,551
2,667	Portland General Electric Company	55,740
5,389	Southwest Gas Corporation	187,322
8,731	UGI Corporation	262,716
3,190	Xcel Energy, Inc.	76,113

	Total Utilities	1,326,650

	Total Common Stock (cost $51,816,052)	56,153,085

Principal Amount	Long-Term Fixed Income (6.1%)	Value
Asset-Backed Securities (1.1%)
	GSAMP Trust
1,091,321	0.436%, 2/25/2036[b]	950,660
	J.P. Morgan Mortgage Acquisition Corporation
3,100,000	5.461%, 10/25/2036	2,454,493
	Morgan Stanley Capital, Inc.
1,242,521	0.406%, 2/25/2037[b]	896,652
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036	1,653,580

	Total Asset-Backed Securities	5,955,385

Basic Materials (0.1%)
	Arch Coal, Inc.
110,000	8.750%, 8/1/2016	123,475
	CONSOL Energy, Inc.
110,000	8.000%, 4/1/2017[c]	120,450
	FMG Finance, Pty., Ltd.
120,000	7.000%, 11/1/2015[c]	123,000
95,000	10.625%, 9/1/2016[c]	140,125
	Georgia-Pacific, LLC
100,000	8.000%, 1/15/2024	122,250
	Lyondell Chemical Company
100,000	11.000%, 5/1/2018	112,000

	Total Basic Materials	741,300

Capital Goods (0.1%)
	Abengoa Finance SAU
130,000	8.875%, 11/1/2017[c]	128,050
	Associated Materials, LLC
110,000	9.125%, 11/1/2017[c]	115,500
	Case New Holland, Inc.
130,000	7.875%, 12/1/2017[c]	145,275
	Owens-Illinois, Inc.
110,000	7.800%, 5/15/2018	118,800

	Total Capital Goods	507,625

Principal Amount	Long-Term Fixed Income (6.1%)	Value
Collateralized Mortgage Obligations (1.3%)
	Citigroup Mortgage Loan Trust, Inc.
$457,097	5.500%, 11/25/2035	$389,884
	CitiMortgage Alternative Loan Trust
1,456,082	5.750%, 4/25/2037	1,191,841
	Countrywide Alternative Loan Trust
288,867	6.000%, 1/25/2037	205,880
1,853,907	5.500%, 5/25/2037	1,437,803
	Countrywide Home Loans, Inc.
1,048,262	5.750%, 4/25/2037	878,452
	Deutsche Alt-A Securities, Inc.
350,182	5.500%, 10/25/2021	310,681
612,500	6.000%, 10/25/2021	506,558
	J.P. Morgan Mortgage Trust
206,454	5.808%, 10/25/2036	193,038
	MASTR Alternative Loans Trust
346,981	6.500%, 7/25/2034	355,875
	Merrill Lynch Alternative Note Asset Trust
356,128	6.000%, 3/25/2037	298,277
	Sequoia Mortgage Trust
360,962	5.488%, 9/20/2046	130,062
	WaMu Mortgage Pass Through Certificates
641,805	5.867%, 9/25/2036	582,565
581,225	5.987%, 10/25/2036	538,803

	Total Collateralized Mortgage Obligations	7,019,719

Commercial Mortgage-Backed Securities (1.7%)
	Banc of America Commercial Mortgage, Inc.
2,450,000	5.658%, 6/10/2049	2,550,068
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	1,041,079
	GS Mortgage Securities Corporation II
2,700,000	4.761%, 7/10/2039	2,820,096
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,250,000	5.814%, 6/12/2043	2,461,108

	Total Commercial Mortgage-Backed Securities	8,872,351

Communications Services (0.2%)
	CCO Holdings, LLC
75,000	7.250%, 10/30/2017[c]	77,438
	Cincinnati Bell, Inc.
110,000	8.250%, 10/15/2017	111,650
	Clear Channel Worldwide Holdings, Inc.
90,000	9.250%, 12/15/2017	98,325
	Frontier Communications Corporation
105,000	8.250%, 4/15/2017	119,700
	Intelsat Jackson Holdings, Ltd.
95,000	8.500%, 11/1/2019[c]	103,787

The accompanying Notes to Financial Statements are an integral part of this schedule.
79

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (6.1%)	Value
Communications Services (0.2%) - continued
	MetroPCS Wireless, Inc.
$150,000	7.875%, 9/1/2018	$160,875
	Qwest Communications International, Inc.
110,000	7.500%, 2/15/2014	112,200
	Virgin Media Finance plc
120,000	8.375%, 10/15/2019	133,800

	Total Communications Services	917,775

Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
150,000	8.250%, 8/15/2020	159,750
	Macy’s Retail Holdings, Inc.
95,000	8.375%, 7/15/2015	110,913
	MGM Resorts International
95,000	11.125%, 11/15/2017	109,250
	Rite Aid Corporation
110,000	7.500%, 3/1/2017	106,012
	Starwood Hotels & Resorts Worldwide, Inc.
110,000	6.750%, 5/15/2018	121,825
	Toys R Us Property Company I, LLC
95,000	10.750%, 7/15/2017	108,537
	WMG Acquisition Corporation
110,000	9.500%, 6/15/2016	118,525
	Wyndham Worldwide Corporation
110,000	6.000%, 12/1/2016	117,467

	Total Consumer Cyclical	952,279

Consumer Non-Cyclical (0.1%)
	HCA, Inc.
100,000	9.625%, 11/15/2016	108,750
	JBS USA, LLC/JBS USA Finance, Inc.
95,000	11.625%, 5/1/2014	112,219
	Mylan, Inc.
100,000	7.875%, 7/15/2020[c]	111,500

	Total Consumer Non-Cyclical	332,469

Energy (0.1%)
	Linn Energy, LLC
120,000	7.750%, 2/1/2021[c]	123,900
	Petrohawk Energy Corporation
110,000	7.875%, 6/1/2015	116,600
	Pioneer Natural Resources Company
95,000	7.500%, 1/15/2020	106,999
	Plains Exploration & Production Company
120,000	7.625%, 6/1/2018	128,100
	Sandridge Energy, Inc.
110,000	8.000%, 6/1/2018[c]	110,000

	Total Energy	585,599

Financials (0.1%)
	Ally Financial, Inc.
120,000	8.300%, 2/12/2015[c]	130,800

Principal Amount	Long-Term Fixed Income (6.1%)	Value
Financials (0.1%) - continued
	CIT Group, Inc.
$105,890	7.000%, 5/1/2017	$105,360
	Icahn Enterprises, LP
105,000	8.000%, 1/15/2018	108,019

	Total Financials	344,179

Technology (<0.1%)
	Freescale Semiconductor, Inc.
110,000	9.250%, 4/15/2018[c]	117,700

	Total Technology	117,700

Transportation (0.1%)
	Avis Budget Car Rental, LLC
140,000	8.250%, 1/15/2019[c]	141,400
	Delta Air Lines, Inc.
110,000	9.500%, 9/15/2014[c]	121,000

	Total Transportation	262,400

U.S. Government and Agencies (1.0%)
	U.S. Treasury Notes
1,400,000	0.875%, 12/31/2010[d]	1,401,586
2,150,000	2.500%, 4/30/2015	2,290,591
1,050,000	3.500%, 5/15/2020	1,132,446
550,000	4.375%, 5/15/2040	585,838

	Total U.S. Government and Agencies	5,410,461

Utilities (<0.1%)
	NRG Energy, Inc.
120,000	7.375%, 2/1/2016	124,950

	Total Utilities	124,950

	Total Long-Term Fixed Income (cost $28,929,816)	32,144,192

Principal Amount	Short-Term Investments (7.8%)[e]	Value
	Corporate Asset Finance Company, LLC
11,500,000	0.220%, 11/1/2010	11,500,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.170%, 11/9/2010	4,999,811
10,000,000	0.145%, 11/19/2010	9,999,275
	Federal Home Loan Mortgage
	Corporation Discount Notes
5,000,000	0.160%, 11/5/2010	4,999,911
500,000	0.200%, 3/14/2011[d]	499,638
	GOVCO, Inc.
8,795,000	0.220%, 11/1/2010	8,795,000

	Total Short-Term Investments (at amortized cost)	40,793,635

	Total Investments (cost $512,188,143) 100.1%	$526,124,007

	Other Assets and Liabilities, Net (0.1%)	(769,085)

	Total Net Assets 100.0%	$525,354,922

The accompanying Notes to Financial Statements are an integral part of this schedule.
80

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $1,809,925 or 0.3% of total net assets.
d	At October 31, 2010, $1,901,224 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,933,705
Gross unrealized depreciation	(8,914,126)

Net unrealized appreciation (depreciation)	$10,019,579

Cost for federal income tax purposes	$516,104,428

The accompanying Notes to Financial Statements are an integral part of this schedule.
81

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	133,037,639	133,037,639	—	—
Fixed Income Mutual Funds	263,995,456	263,995,456	—	—

Common Stock
Consumer Discretionary	7,406,874	7,406,874	—	—
Consumer Staples	3,510,612	3,510,612	—	—
Energy	5,064,067	5,064,067	—	—
Financials	8,879,824	8,879,824	—	—
Health Care	6,930,576	6,930,576	—	—
Industrials	9,176,701	9,176,701	—	—
Information Technology	11,820,078	11,820,078	—	—
Materials	1,115,712	1,115,712	—	—
Telecommunications Services	921,991	921,991	—	—
Utilities	1,326,650	1,326,650	—	—

Long-Term Fixed Income
Asset-Backed Securities	5,955,385	—	5,955,385	—
Basic Materials	741,300	—	741,300	—
Capital Goods	507,625	—	507,625	—
Collateralized Mortgage Obligations	7,019,719	—	7,019,719	—
Commercial Mortgage-Backed Securities	8,872,351	—	8,872,351	—
Communications Services	917,775	—	917,775	—
Consumer Cyclical	952,279	—	952,279	—
Consumer Non-Cyclical	332,469	—	332,469	—
Energy	585,599	—	585,599	—
Financials	344,179	—	344,179	—
Technology	117,700	—	117,700	—
Transportation	262,400	—	262,400	—
U.S. Government and Agencies	5,410,461	—	5,410,461	—
Utilities	124,950	—	124,950	—
Short-Term Investments	40,793,635	—	40,793,635	—

Total	$526,124,007	$453,186,180	$72,937,827	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives Futures Contracts	1,043,069	1,043,069	—	—

Total Asset Derivatives	$1,043,069	$1,043,069	$—	$—

Liability Derivatives Futures Contracts	201,469	201,469	—	—

Total Liability Derivatives	$201,469	$201,469	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	(37)	December 2010	($2,396,671)	($2,598,140)	($201,469)
S&P 400 Index Mini-Futures	36	December 2010	2,725,839	2,979,000	253,161
S&P 500 Index Futures	50	December 2010	13,956,342	14,746,250	789,908
Total Futures Contracts					$841,600

The accompanying Notes to Financial Statements are an integral part of this schedule.
82

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,043,069
Total Equity Contracts		1,043,069

Total Asset Derivatives		$1,043,069

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	201,469
Total Equity Contracts		201,469

Total Liability Derivatives		$201,469

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,113,904

Total Equity Contracts		3,113,904

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(137)

Total Foreign Exchange Contracts		(137)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(245,100)

Total Credit Contracts		(245,100)

Total		$2,868,667

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,133,837
Total Equity Contracts		1,133,837

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	101,258
Total Credit Contracts		101,258

Total		$1,235,095

The accompanying Notes to Financial Statements are an integral part of this schedule.
83

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2010

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$21,310,126	4.6%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	N/A	N/A	N/A	N/A	N/A	N/A	1
Foreign Exchange Contracts	N/A	N/A	$40	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,418,047	0.3%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Real Estate Securities	$6,104,427	$1,063,092	$166,855	1,003,418	$9,522,437	$237,364
Partner Small Cap Value	6,833,744	472,417	83,427	609,262	8,767,282	59,553
Small Cap Stock	3,869,246	619,296	125,141	381,143	5,332,194	—
Partner Mid Cap Value	9,275,400	509,331	83,427	1,075,666	12,079,724	96,467
Mid Cap Stock	9,321,846	861,346	6,066,855	424,921	6,174,095	35,618
Partner Worldwide Allocation	11,494,368	8,458,752	232,197	2,526,210	22,306,437	207,295
Partner International Stock	15,179,007	330,929	101,513	1,705,154	16,795,766	330,929
Large Cap Growth	10,248,419	879,743	166,855	2,404,543	12,335,307	54,015
Large Cap Value	25,006,393	2,330,487	375,423	2,308,731	29,343,969	472,598
Large Cap Stock	6,666,240	486,547	1,382,312	306,278	6,447,145	74,798
Equity Income Plus	3,200,770	278,942	41,714	457,891	3,933,283	72,510
High Yield	19,140,061	6,505,995	5,461,088	4,533,052	22,030,631	1,863,788
Income	51,154,503	16,147,381	1,653,906	8,027,331	70,560,239	3,124,451
Government Bond	—	10,387,413	104,900	1,029,012	10,876,656	117,600
Limited Maturity Bond	141,143,815	25,200,594	10,090,986	12,760,567	160,527,930	5,011,216
Money Market	1,811,651	3,441,220	5,252,871	—	—	9
Total Value and Income Earned	320,449,890				397,033,095	11,758,211

The accompanying Notes to Financial Statements are an integral part of this schedule.
84

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (17.2%)
32,250	7 Days Group Holdings, Ltd. ADR[a]	$647,258
9,780	AnnTaylor Stores Corporation[a]	227,874
11,070	Asbury Automotive Group, Inc.[a]	159,629
3,910	Boyd Gaming Corporation[a,b]	32,492
31,780	Brunswick Corporation	502,760
22,730	Buffalo Wild Wings, Inc.[a,b]	1,068,992
11,140	California Pizza Kitchen, Inc.[a]	183,921
13,310	Capella Education Company[a,b]	729,787
3,380	Chico’s FAS, Inc.	32,854
4,400	Children’s Place Retail Stores, Inc.[a]	193,864
9,050	Citi Trends, Inc.[a]	189,869
7,300	Cooper Tire & Rubber Company	143,153
3,860	Cracker Barrel Old Country Store, Inc.	208,015
84,020	Crocs, Inc.[a]	1,170,399
13,620	Deckers Outdoor Corporation[a]	791,322
17,960	DineEquity, Inc.[a,b]	798,322
59,250	Finish Line, Inc.	906,525
22,280	Gaylord Entertainment Company[a,b]	742,815
22,400	hhgregg, Inc.[a,b]	516,096
6,080	IMAX Corporation[a,b]	131,632
3,620	Jo-Ann Stores, Inc.[a]	156,565
6,185	Joseph A. Bank Clothiers, Inc.[a]	269,666
80,720	Orient-Express Hotels, Ltd.[a]	1,021,915
5,370	Polaris Industries, Inc.	381,753
9,330	Ryland Group, Inc.	139,763
112,350	Saks, Inc.[a,b]	1,251,579
20,370	Sotheby’s Holdings, Inc.	893,021
3,690	Steven Madden, Ltd.[a]	156,087
26,270	Tempur-Pedic International, Inc.[a]	906,315
71,510	Texas Roadhouse, Inc.[a]	1,098,394
37,280	True Religion Apparel, Inc.[a]	762,376
30,040	Ulta Salon Cosmetics & Fragrance, Inc.[a]	921,928
10,160	Vera Bradley, Inc.[a]	277,876
22,800	Warnaco Group, Inc.[a]	1,210,908
15,470	WMS Industries, Inc.[a]	674,956

	Total Consumer Discretionary	19,500,681

Consumer Staples (2.9%)
1,740	Boston Beer Company, Inc.[a]	124,567
59,790	Cott Corporation[a]	490,278
15,720	Diamond Foods, Inc.[b]	694,824
4,380	Green Mountain Coffee Roasters, Inc.[a,b]	144,496
6,960	TreeHouse Foods, Inc.[a]	325,032
42,080	United Natural Foods, Inc.[a]	1,504,781

	Total Consumer Staples	3,283,978

Energy (4.5%)
4,430	BreitBurn Energy Partners LP	86,164
12,530	Brigham Exploration Company[a]	264,258
8,030	Carrizo Oil & Gas, Inc.[a]	189,669
47,840	James River Coal Company[a]	828,110
105,590	Key Energy Services, Inc.[a]	1,040,061
2,010	Lufkin Industries, Inc.	98,188
40,930	Oasis Petroleum, Inc.[a]	870,581
34,030	Patriot Coal Corporation[a,b]	459,065
29,010	Rex Energy Corporation[a]	357,403
25,940	Swift Energy Company[a]	826,189

Shares	Common Stock (98.2%)	Value
Energy (4.5%) - continued
3,510	T-3 Energy Services, Inc.[a]	$117,480

	Total Energy	5,137,168

Financials (5.0%)
16,750	Bank of the Ozarks, Inc.	636,668
16,780	DuPont Fabros Technology, Inc.	421,178
12,590	Green Dot Corporation[a,b]	639,572
6,330	Greenhill & Company, Inc.[b]	491,651
4,030	Harleysville Group, Inc.	138,350
2,120	IBERIABANK Corporation	110,346
7,180	iShares Russell 2000 Growth Index Fund[b]	560,614
43,780	National Financial Partners[a]	604,164
9,210	Oriental Financial Group, Inc.	121,848
25,080	Radian Group, Inc.	190,357
68,540	Sunstone Hotel Investors, Inc.[a]	743,659
18,700	Tanger Factory Outlet Centers, Inc.	896,104
6,270	Umpqua Holdings Corporation	68,970

	Total Financials	5,623,481

Health Care (18.4%)
10,490	Acorda Therapeutics, Inc.[a,b]	283,650
6,290	Alexion Pharmaceuticals, Inc.[a]	429,607
34,530	AMERIGROUP Corporation[a]	1,440,937
3,260	Ardea Biosciences, Inc.[a]	69,503
5,910	Bio-Reference Laboratories, Inc.[a]	127,420
25,290	Catalyst Health Solutions, Inc.[a]	957,227
15,200	Cepheid, Inc.[a]	319,808
22,910	Cooper Companies, Inc.	1,130,379
5,320	Dexcom, Inc.[a]	73,150
24,460	Emergency Medical Services Corporation[a]	1,330,135
51,370	Healthsouth Corporation[a]	929,283
1,030	HeartWare International, Inc.[a]	70,390
19,420	Hill-Rom Holdings, Inc.	752,525
13,140	HMS Holding Corporation[a]	789,845
33,140	ICON plc ADR[a]	641,259
57,300	Impax Laboratories, Inc.[a]	1,079,532
21,350	Incyte Corporation[a,b]	355,691
9,420	Kendle International, Inc.[a]	85,816
30,230	Medicis Pharmaceutical Corporation	899,342
4,480	Molina Healthcare, Inc.[a]	116,122
7,270	NxStage Medical, Inc.[a]	146,563
15,420	Onyx Pharmaceuticals, Inc.[a]	413,719
12,390	Orthofix International NVa	347,044
2,440	Par Pharmaceutical Companies, Inc.[a]	79,324
24,360	PAREXEL International Corporation[a]	523,740
21,320	Pharmasset, Inc.[a]	799,500
29,320	PSS World Medical, Inc.[a]	692,832
17,860	Quality Systems, Inc.[b]	1,147,684
12,690	Questcor Pharmaceuticals, Inc.[a]	155,706
7,900	Regeneron Pharmaceuticals, Inc.[a]	206,032
23,170	Salix Pharmaceuticals, Ltd.[a]	876,521
24,920	Seattle Genetics, Inc.[a]	408,439
29,000	SXC Health Solutions Corporation[a]	1,129,840
12,360	Targacept, Inc.[a]	306,034
186,240	Tenet Healthcare Corporation[a]	812,006
9,300	Thoratec Corporation[a]	303,552

The accompanying Notes to Financial Statements are an integral part of this schedule.
85

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (98.2%)	Value
Health Care (18.4%) - continued
22,360	Volcano Corporation[a]	$546,031

	Total Health Care	20,776,188

Industrials (18.0%)
41,550	Actuant Corporation	933,629
10,850	Alaska Air Group, Inc.[a]	572,880
1,210	American Science & Engineering, Inc.	99,644
82,570	ArvinMeritor, Inc.[a]	1,369,011
19,500	Baldor Electric Company	819,390
15,980	Belden, Inc.	445,842
8,830	Bucyrus International, Inc.	601,853
14,560	Clean Harbors, Inc.[a]	1,026,480
2,790	Consolidated Graphics, Inc.[a]	129,874
13,130	Copa Holdings SA	666,085
14,820	EnerNOC, Inc.[a,b]	445,637
26,210	EnPro Industries, Inc.[a]	921,019
4,460	ESCO Technologies, Inc.	152,889
23,800	GATX Corporation	753,508
26,730	Genesee & Wyoming, Inc.[a]	1,235,728
53,220	GrafTech International, Ltd.[a]	876,533
46,680	Hexcel Corporation[a]	829,504
34,760	Hub Group, Inc.[a]	1,128,657
6,420	Huron Consulting Group, Inc.[a]	127,822
64,830	Kforce, Inc.[a]	973,098
24,720	Knight Transportation, Inc.	441,746
2,870	Middleby Corporation[a]	214,274
19,010	Polypore International, Inc.[a]	632,463
16,990	Triumph Group, Inc.	1,420,194
50,300	TrueBlue, Inc.[a]	706,715
770	United Stationers, Inc.[a]	43,274
13,040	Watsco, Inc.	729,849
26,260	WESCO International, Inc.[a]	1,124,453
29,120	Woodward Governor Company	912,621

	Total Industrials	20,334,672

Information Technology (24.2%)
25,800	Acme Packet, Inc.[a]	1,020,390
8,290	Anixter International, Inc.	445,090
5,240	ANSYS, Inc.[a]	237,110
56,970	Ariba, Inc.[a]	1,069,897
65,250	Aruba Networks, Inc.[a]	1,429,627
23,860	Atheros Communications, Inc.[a]	740,614
7,320	Blue Coat Systems, Inc.[a]	197,420
5,410	Bottomline Technologies, Inc.[a]	97,488
4,570	Broadsoft, Inc.[a]	42,958
9,800	Camelot Information Systems, Inc. ADR[a]	157,094
38,090	Cavium Networks, Inc.[a,b]	1,213,928
45,500	Cirrus Logic, Inc.[a,b]	584,675
8,750	Cogo Group, Inc.[a]	66,588
5,170	Compellent Technologies, Inc.[a]	130,646
15,080	Concur Technologies, Inc.[a]	778,430
95,590	Entropic Communications, Inc.[a,b]	799,132
49,950	Finisar Corporation[a,b]	849,650
21,650	GSI Commerce, Inc.[a]	528,693
4,440	Hittite Microwave Corporation[a]	229,415
17,290	Hypercom Corporation[a]	103,048
29,290	Isilon Systems, Inc.[a]	833,886
30,680	Jack Henry & Associates, Inc.	833,269
6,880	Kenexa Corporation[a]	125,835
2,080	LogMeIn, Inc.[a]	82,638
7,380	Manhattan Associates, Inc.[a]	227,156
4,870	NETGEAR, Inc.[a]	150,045

Shares	Common Stock (98.2%)	Value
Information Technology (24.2%) - continued
44,510	Netlogic Microsystems, Inc.[a,b]	$1,337,971
5,760	NetScout Systems, Inc.[a]	135,187
48,050	OmniVision Technologies, Inc.[a]	1,303,596
4,510	Plexus Corporation[a]	136,879
3,640	Power Integrations, Inc.	124,342
15,020	Power-One, Inc.[a,b]	156,358
34,510	Quantum Corporation[a]	116,644
32,110	Rackspace Hosting, Inc.[a,b]	801,466
30,550	Radiant Systems, Inc.[a]	596,030
2,660	RealD, Inc.[a,b]	55,647
20,780	Riverbed Technology, Inc.[a]	1,195,681
64,330	Sapient Corporation	846,583
23,590	Semtech Corporation[a]	505,062
36,660	SuccessFactors, Inc.[a]	994,219
7,120	Synchronoss Technologies, Inc.[a]	151,727
36,240	Taleo Corporation[a]	1,039,726
115,740	Teradyne, Inc.[a]	1,300,918
10,810	Terremark Worldwide, Inc.[a]	107,992
43,530	TIBCO Software, Inc.[a]	836,647
28,780	Ultratech, Inc.[a]	526,962
21,760	Veeco Instruments, Inc.[a,b]	910,656
34,120	VeriFone Systems, Inc.[a]	1,154,280
2,850	Virnetx Holding Corporation	52,868
2,990	Xyratex, Ltd.[a]	46,285

	Total Information Technology	27,408,448

Materials (6.2%)
3,160	A. Schulman, Inc.	68,572
23,460	Allied Nevada Gold Corporation[a]	578,993
3,500	Domtar Corporation	277,760
22,610	Georgia Gulf Corporation[a,b]	457,400
11,320	Globe Specialty Metals, Inc.	175,913
25,720	Huntsman Corporation	356,222
19,310	Rock-Tenn Company	1,097,773
9,710	Schweitzer-Mauduit International, Inc.	623,188
65,790	Solutia, Inc.[a]	1,191,457
46,300	Stillwater Mining Company[a,b]	824,140
14,130	Temple-Inland, Inc.	292,774
53,850	Thompson Creek Metals Company, Inc.[a]	648,354
5,150	Walter Energy, Inc.	452,994

	Total Materials	7,045,540

Telecommunications Services (1.7%)
42,550	Syniverse Holdings, Inc.[a]	1,297,349
36,390	TW Telecom, Inc.[a]	669,576

	Total Telecommunications Services	1,966,925

Utilities (0.1%)
2,840	Artesian Resources Corporation	54,187

	Total Utilities	54,187

	Total Common Stock (cost $85,382,276)	111,131,268

The accompanying Notes to Financial Statements are an integral part of this schedule.
86

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Collateral Held for Securities Loaned (14.9%)	Value
16,835,133	Thrivent Financial Securities Lending Trust	$16,835,133
	Total Collateral Held for Securities Loaned (cost $16,835,133)	16,835,133

Principal Amount	Short-Term Investments (1.7%)[c]	Value
1,915,000	Charta, LLC 0.220%, 11/1/2010	1,915,000

	Total Short-Term Investments (at amortized cost)	1,915,000

	Total Investments (cost $104,132,409) 114.8%	$129,881,401

Principal Amount	Short-Term Investments (1.7%)[c]	Value
	Other Assets and Liabilities, Net (14.8%)	(16,727,577)

	Total Net Assets 100.0%	$113,153,824

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$26,358,528
Gross unrealized depreciation	(1,060,504)

Net unrealized appreciation (depreciation)	$25,298,024
Cost for federal income tax purposes	$104,583,377

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Partner Small Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	19,500,681	19,500,681	—	—
Consumer Staples	3,283,978	3,283,978	—	—
Energy	5,137,168	5,137,168	—	—
Financials	5,623,481	5,623,481	—	—
Health Care	20,776,188	20,776,188	—	—
Industrials	20,334,672	20,334,672	—	—
Information Technology	27,408,448	27,408,448	—	—
Materials	7,045,540	7,045,540	—	—
Telecommunications Services	1,966,925	1,966,925	—	—
Utilities	54,187	54,187	—	—
Collateral Held for Securities Loaned	16,835,133	16,835,133	—	—
Short-Term Investments	1,915,000	—	1,915,000	—
Total	$129,881,401	$127,966,401	$1,915,000	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(38,570)

Total Equity Contracts		(38,570)

Total		($38,570)

The accompanying Notes to Financial Statements are an integral part of this schedule.
87

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	95,458
Total Equity Contracts		95,458

Total		$95,458

The following table presents Partner Small Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$260,239	0.3%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$4,931,858	$2,387,194	$7,319,052	—	$—	$—
Thrivent Financial Securities Lending Trust	14,587,940	84,489,194	82,242,001	16,835,133	16,835,133	78,095
Total Value and Income Earned	19,519,798				16,835,133	78,095

The accompanying Notes to Financial Statements are an integral part of this schedule.
88

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (13.1%)
205,000	Aaron’s, Inc.[a]	$3,866,300
28,700	Ascent Media Corporation[b]	781,788
58,800	Brunswick Corporation	930,216
39,500	Cavco Industries, Inc.[b]	1,251,755
35,000	Corinthian Colleges, Inc.[a,b]	182,700
45,600	CSS Industries, Inc.	762,888
72,000	Dixie Group, Inc.[b]	261,360
57,000	Dorman Products, Inc.[b]	2,079,930
95,000	Drew Industries, Inc.[b]	2,001,650
82,000	Fred’s, Inc.	982,360
90,000	Haverty Furniture Companies, Inc.	962,100
38,700	Hooker Furniture Corporation[a]	409,059
63,000	M/I Homes, Inc.[b]	666,540
83,000	MarineMax, Inc.[b]	620,840
45,000	Matthews International Corporation	1,485,900
71,000	Men’s Wearhouse, Inc.	1,735,240
102,000	Meritage Homes Corporation[b]	1,867,620
181,000	Orient-Express Hotels, Ltd.[b]	2,291,460
537,000	Sealy Corporation[a,b]	1,412,310
137,000	Shiloh Industries, Inc.[b]	1,380,960
57,000	Stanley Furniture Company, Inc.[b]	220,020
142,000	Stein Mart, Inc.[b]	1,333,380
42,000	Steven Madden, Ltd.[b]	1,776,600
107,000	Winnebago Industries, Inc.[b]	1,070,000

	Total Consumer Discretionary	30,332,976

Consumer Staples (1.0%)
230,000	Alliance One International, Inc.[b]	1,016,600
30,700	Nash Finch Company	1,286,330

	Total Consumer Staples	2,302,930

Energy (7.0%)
17,300	Carbo Ceramics, Inc.[a]	1,449,221
69,000	Cloud Peak Energy, Inc.[a,b]	1,198,530
58,500	Forest Oil Corporation[b]	1,797,705
66,000	Gulf Island Fabrication, Inc.	1,507,440
248,900	Hercules Offshore, Inc.[b]	587,404
9,100	Oasis Petroleum, Inc.[b]	193,557
122,000	Penn Virginia Corporation	1,808,040
144,000	Tetra Technologies, Inc.[b]	1,405,440
63,832	Whiting Petroleum Corporation[b]	6,411,286

	Total Energy	16,358,623

Financials (22.4%)
82,500	Alterra Capital Holdings, Ltd.	1,666,500
186,000	Ares Capital Corporation	3,113,640
177,000	CBL & Associates Properties, Inc.	2,775,360
121,000	Cedar Shopping Centers, Inc.	763,510
93,000	Columbia Banking System, Inc.	1,693,530
79,800	East West Bancorp, Inc.	1,406,874
45,000	Employers Holdings, Inc.	728,550
139,900	First Opportunity Fund, Inc.	931,734
62,000	First Potomac Realty Trust	1,021,760
91,000	Glacier Bancorp, Inc.	1,183,000
64,000	Gladstone Capital Corporation[a]	734,080
73,200	Hatteras Financial Corporation[a]	2,143,296
122,400	Hercules Technology Growth Capital, Inc.	1,246,032
75,000	Home Bancshares, Inc.	1,542,750
18,000	iShares Russell 2000 Value Fund[a]	1,158,840
54,000	JMP Group, Inc.	359,100

Shares	Common Stock (97.6%)	Value
Financials (22.4%) - continued
55,000	Kilroy Realty Corporation	$1,879,350
190,000	Kite Realty Group Trust	908,200
73,500	LaSalle Hotel Properties	1,741,215
3,600	Markel Corporation[b]	1,206,072
92,000	Meadowbrook Insurance Group, Inc.	793,960
66,300	National Interstate Corporation	1,423,461
36,000	Parkway Properties, Inc.	560,160
39,000	Pebblebrook Hotel Trust[b]	764,010
166,000	PennantPark Investment Corporation	1,845,920
30,000	Piper Jaffray Companies[b]	929,100
68,000	Potlatch Corporation	2,315,400
67,500	ProAssurance Corporation[b]	3,880,575
130,000	Redwood Trust, Inc.	1,843,400
117,000	Safeguard Scientifics, Inc.[b]	1,722,240
138,000	Sandy Spring Bancorp, Inc.[a]	2,401,200
48,700	SeaBright Holdings, Inc.	407,619
51,500	SVB Financial Group[b]	2,232,010
282,800	Western Alliance Bancorp[a,b]	1,708,112
35,000	Wintrust Financial Corporation	1,047,900

	Total Financials	52,078,460

Health Care (5.0%)
65,000	Accelrys, Inc.[b]	471,250
35,000	Angiodynamics, Inc.[b]	497,700
6,300	Atrion Corporation	1,026,144
92,000	Infinity Pharmaceuticals, Inc.[a,b]	522,560
785,000	Lexicon Pharmaceuticals, Inc.[a,b]	1,389,450
33,700	National Healthcare Corporation	1,227,017
105,000	Owens & Minor, Inc.	2,990,400
86,000	Triple-S Management Corporation[b]	1,450,820
58,000	West Pharmaceutical Services, Inc.	2,070,020

	Total Health Care	11,645,361

Industrials (24.0%)
36,000	A.O. Smith Corporation	2,017,080
34,000	Alaska Air Group, Inc.[b]	1,795,200
26,800	Ameron International Corporation	1,842,768
37,000	Applied Industrial Technologies, Inc.	1,125,170
18,900	Astec Industries, Inc.[b]	556,983
138,500	Beacon Roofing Supply, Inc.[b]	2,044,260
45,200	Belden, Inc.	1,261,080
31,900	Cascade Corporation	1,128,941
27,000	Circor International, Inc.	947,160
62,000	Colfax Corporation[b]	996,340
82,000	Comfort Systems USA, Inc.	938,900
34,000	Courier Corporation	503,200
46,200	Dolan Company[b]	494,340
16,500	Franklin Electric Company, Inc.	595,815
23,800	FTI Consulting, Inc.[b]	843,948
54,500	G & K Services, Inc.	1,347,240
80,700	Genesee & Wyoming, Inc.[b]	3,730,761
92,500	Gibraltar Industries, Inc.[b]	844,525
105,800	Greenbrier Companies, Inc.[b]	1,925,560
62,000	Hub Group, Inc.[b]	2,013,140
51,500	IDEX Corporation	1,858,120
88,000	Insituform Technologies, Inc.[b]	1,900,800
45,500	Kaman Corporation	1,226,225
97,000	Kforce, Inc.[b]	1,455,970

The accompanying Notes to Financial Statements are an integral part of this schedule.
89

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.6%)	Value
Industrials (24.0%) - continued
80,500	Kirby Corporation[b]	$3,460,695
47,300	Kratos Defense & Security Solutions, Inc.[b]	539,220
103,700	McGrath Rentcorp	2,624,647
39,500	Mine Safety Appliances Company	1,112,320
113,000	Navigant Consulting, Inc.[b]	1,033,950
28,100	Nordson Corporation	2,192,362
67,000	Robbins & Myers, Inc.	1,945,010
90,000	SkyWest, Inc.	1,364,400
50,000	Sterling Construction Company, Inc.[b]	610,000
28,000	Sun Hydraulics Corporation	869,960
44,000	Universal Forest Products, Inc.	1,326,160
136,000	Vitran Corporation, Inc.[b]	1,521,840
44,000	Waste Connections, Inc.	1,792,560
62,300	Woodward Governor Company	1,952,482

	Total Industrials	55,739,132

Information Technology (10.5%)
128,000	Advanced Energy Industries, Inc.[b]	1,838,080
34,500	ATMI, Inc.[b]	609,615
130,000	Brooks Automation, Inc.[b]	882,700
15,000	Cabot Microelectronics Corporation[b]	579,450
63,000	Cognex Corporation	1,682,100
56,000	Cohu, Inc.	803,600
111,100	Electro Rent Corporation	1,650,946
51,000	Electro Scientific Industries, Inc.[b]	592,620
130,000	Ixia[b]	2,034,500
13,300	Littelfuse, Inc.[b]	564,319
13,600	Mattson Technology, Inc.[a,b]	34,680
82,000	Methode Electronics, Inc.	761,780
118,000	Monotype Imaging Holdings, Inc.[b]	1,124,540
82,000	Progress Software Corporation[b]	3,064,340
152,000	ShoreTel, Inc.[b]	951,520
295,000	Sonus Networks, Inc.[b]	917,450
46,000	Standard Microsystems Corporation[b]	1,110,440
75,600	StarTek, Inc.[b]	308,448
63,000	Synnex Corporation[b]	1,829,520
70,800	Teradyne, Inc.[b]	795,792
63,000	Xyratex, Ltd.[b]	975,240
280,000	Zarlink Semiconductor, Inc.[a,b]	560,000
76,000	Zygo Corporation[b]	813,200

	Total Information Technology	24,484,880

Materials (9.2%)
37,100	AMCOL International Corporation	1,029,154
75,400	AptarGroup, Inc.	3,383,952
72,000	Arch Chemicals, Inc.	2,556,720
54,000	Carpenter Technology Corporation	1,925,640
45,000	Clearwater Paper Corporation[b]	3,633,750
57,000	Franco-Nevada Corporation[b]	1,966,134
45,100	Innospec, Inc.[b]	763,543
22,500	Minerals Technologies, Inc.	1,320,075
113,000	Myers Industries, Inc.	997,790
205,300	North American Palladium, Ltd.[b]	954,645
91,000	Sims Metal Management, Ltd. ADR	1,451,450

Shares	Common Stock (97.6%)	Value
Materials (9.2%) - continued
179,000	Wausau Paper Corporation[b]	$1,510,760

	Total Materials	21,493,613

Telecommunications Services (0.3%)
90,000	Premiere Global Services, Inc.[b]	614,700

	Total Telecommunications Services	614,700

Utilities (5.1%)
41,300	Black Hills Corporation	1,314,992
95,000	Cleco Corporation	2,970,650
93,000	El Paso Electric Company[b]	2,287,800
21,700	Empire District Electric Company[a]	456,568
50,000	NorthWestern Corporation	1,488,500
62,000	Southwest Gas Corporation	2,155,120
42,000	Vectren Corporation	1,149,960

	Total Utilities	11,823,590

	Total Common Stock (cost $201,662,529)	226,874,265

Shares	Preferred Stock (0.9%)	Value
Financials (0.7%)
7,400	Assured Guaranty, Ltd., Convertible	586,746
705	East West Bancorp, Inc.[c]	892,706

	Total Financials	1,479,452

Health Care (0.2%)
40,200	National Healthcare Corporation, Convertible[c]	542,700

	Total Health Care	542,700

	Total Preferred Stock (cost $1,589,784)	2,022,152

Shares	Collateral Held for Securities Loaned (5.5%)	Value
12,796,600	Thrivent Financial Securities Lending Trust	12,796,600

	Total Collateral Held for Securities Loaned (cost $12,796,600)	12,796,600

Principal Amount	Short-Term Investments (1.7%)[d]	Value
	Nieuw Amsterdam Receivables Corporation
4,015,000	0.220%, 11/1/2010	4,015,000

	Total Short-Term Investments (at amortized cost)	4,015,000

	Total Investments (cost $220,063,913) 105.7%	$245,708,017

	Other Assets and Liabilities, Net (5.7%)	(13,265,228)

	Total Net Assets 100.0%	$232,442,789

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.
90

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2010

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,299,249
Gross unrealized depreciation	(20,727,668)

Net unrealized appreciation (depreciation)	$24,571,581

Cost for federal income tax purposes	$221,136,436

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Partner Small Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	30,332,976	30,332,976	—	—
Consumer Staples	2,302,930	2,302,930	—	—
Energy	16,358,623	16,358,623	—	—
Financials	52,078,460	52,078,460	—	—
Health Care	11,645,361	11,645,361	—	—
Industrials	55,739,132	55,739,132	—	—
Information Technology	24,484,880	24,484,880	—	—
Materials	21,493,613	19,527,479	1,966,134	—
Telecommunications Services	614,700	614,700	—	—
Utilities	11,823,590	11,823,590	—	—

Preferred Stock
Financials	1,479,452	—	1,479,452	—
Health Care	542,700	542,700	—	—
Collateral Held for Securities Loaned	12,796,600	12,796,600	—	—
Short-Term Investments	4,015,000	—	4,015,000	—

Total	$245,708,017	$238,247,431	$7,460,586	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Small Cap Value Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010

Preferred Stock Financials	531,764	—	54,982	—	—	—	(586,746)	—

Total	$531,764	$—	$54,982	$—	$—	$—	($586,746)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
91

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	224

Total Foreign Exchange Contracts		224

Total		$224

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)

Foreign Exchange Contracts	$749	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010

Money Market	$989,407	$5,964,093	$6,953,500	—	$—	$—
Thrivent Financial Securities Lending Trust	19,862,056	107,191,473	114,256,929	12,796,600	12,796,600	27,710
Total Value and Income Earned	20,851,463				12,796,600	27,710

The accompanying Notes to Financial Statements are an integral part of this schedule.
92

Small Cap Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (90.9%)	Value
Consumer Discretionary (14.3%)
449,121	Chico’s FAS, Inc.	$4,365,456
255,369	Cooper Tire & Rubber Company	5,007,786
313,800	Domino’s Pizza, Inc.[a]	4,656,792
3,000	DreamWorks Animation SKG, Inc.[a]	105,900
350,200	Foot Locker, Inc.	5,578,686
63,500	Knology, Inc.[a]	923,925
13,100	P.F. Chang’s China Bistro, Inc.[b]	601,552
25,500	Panera Bread Company[a]	2,282,505
575,100	Pier 1 Imports, Inc.[a]	4,991,868
103,500	Warnaco Group, Inc.[a]	5,496,885
145,100	Williams-Sonoma, Inc.	4,696,887
123,980	WMS Industries, Inc.[a]	5,409,248

	Total Consumer Discretionary	44,117,490

Consumer Staples (1.9%)
91,500	Herbalife, Ltd.	5,843,190

	Total Consumer Staples	5,843,190

Energy (9.3%)
175,300	Arch Coal, Inc.	4,310,627
11,900	Cloud Peak Energy, Inc.[a]	206,703
267,027	Complete Production Services, Inc.[a]	6,256,443
100,800	Dresser-Rand Group, Inc.[a]	3,449,376
158,900	Forest Oil Corporation[a]	4,882,997
850,400	International Coal Group, Inc.[a]	4,779,248
274,700	James River Coal Company[a,b]	4,755,057

	Total Energy	28,640,451

Financials (16.3%)
67,584	Affiliated Managers Group, Inc.[a]	5,785,866
150,800	DuPont Fabros Technology, Inc.[b]	3,785,080
146,100	First Niagara Financial Group, Inc.[b]	1,731,285
16,000	Greenhill & Company, Inc.[b]	1,242,720
160,662	Healthcare Realty Trust, Inc.	3,878,381
69,580	Home Bancshares, Inc.	1,431,260
41,300	IBERIABANK Corporation	2,149,665
52,500	MB Financial, Inc.	781,725
635,546	Ocwen Financial Corporation[a]	5,484,762
110,100	Potlatch Corporation	3,748,905
24,700	Prosperity Bancshares, Inc.	767,923
35,700	SCBT Financial Corporation	1,089,921
60,000	Solar Capital, Ltd.	1,339,200
89,800	Sunstone Hotel Investors, Inc.[a]	974,330
123,700	SVB Financial Group[a]	5,361,158
303,700	Texas Capital Bancshares, Inc.[a]	5,512,155
244,898	Zions Bancorporation[b]	5,059,593

	Total Financials	50,123,929

Health Care (10.6%)
258,300	Align Technology, Inc.[a,b]	4,398,849
174,100	Community Health Systems, Inc.[a]	5,236,928
108,200	Covance, Inc.[a]	5,084,318
268,796	Endologix, Inc.[a]	1,486,442
40,000	ICON plc ADR[a]	774,000
199,700	Lincare Holdings, Inc.	5,236,134
54,500	Masimo Corporation	1,644,265
69,900	PSS World Medical, Inc.[a,b]	1,651,737
31,900	STERIS Corporation	1,091,618

Shares	Common Stock (90.9%)	Value
Health Care (10.6%) - continued
98,900	United Therapeutics Corporation[a]	$5,934,000

	Total Health Care	32,538,291

Industrials (15.6%)
70,500	Deluxe Corporation	1,441,020
152,680	FTI Consulting, Inc.[a]	5,414,033
39,700	Genesee & Wyoming, Inc.[a]	1,835,331
64,900	Herman Miller, Inc.	1,248,027
55,300	ICF International, Inc.[a]	1,416,786
10,000	Kforce, Inc.[a]	150,100
53,500	Knight Transportation, Inc.	956,045
27,900	Landstar System, Inc.	1,049,598
559,902	Manitowoc Company, Inc.	6,237,308
114,300	Navigant Consulting, Inc.[a]	1,045,845
222,273	Old Dominion Freight Line, Inc.[a]	6,234,757
213,398	Oshkosh Corporation[a]	6,297,375
155,918	Shaw Group, Inc.[a]	4,764,854
21,500	Steelcase, Inc.	180,815
60,500	Sykes Enterprises, Inc.[a]	1,004,905
131,761	Teledyne Technologies, Inc.[a]	5,477,305
58,800	Waste Connections, Inc.	2,395,512
43,000	Werner Enterprises, Inc.	916,760

	Total Industrials	48,066,376

Information Technology (19.0%)
129,400	ADTRAN, Inc.	4,175,738
3,600	Arrow Electronics, Inc.[a]	106,596
599,525	Atmel Corporation[a]	5,311,791
165,400	Cogo Group, Inc.[a]	1,258,694
163,075	CommVault Systems, Inc.[a]	4,717,760
529,238	Compuware Corporation[a]	5,297,672
121,300	Informatica Corporation[a]	4,935,697
64,300	Ingram Micro, Inc.[a]	1,135,538
453,200	Monster Worldwide, Inc.[a,b]	8,184,792
146,003	Plantronics, Inc.	5,238,588
197,874	Polycom, Inc.[a]	6,684,184
36,300	Synnex Corporation[a]	1,054,152
5,700	Tech Data Corporation[a]	245,043
405,600	Teradyne, Inc.[a,b]	4,558,944
250,693	TIBCO Software, Inc.[a]	4,818,319
17,600	Zebra Technologies Corporation[a]	629,728

	Total Information Technology	58,353,236

Materials (0.7%)
100,000	Puda Coal, Inc.[a,b]	881,000
30,000	Reliance Steel & Aluminum Company	1,255,500

	Total Materials	2,136,500

Telecommunications Services (0.1%)
25,400	Cbeyond, Inc.[a,b]	344,170
4,700	NTELOS Holdings Corporation	85,399

	Total Telecommunications Services	429,569

Utilities (3.1%)
137,537	Southwest Gas Corporation	4,780,786
160,500	UGI Corporation	4,829,445

	Total Utilities	9,610,231

	Total Common Stock (cost $253,498,178)	279,859,263

The accompanying Notes to Financial Statements are an integral part of this schedule.
93

Small Cap Stock Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (0.2%)	Value
U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
$600,000	0.875%, 12/31/2010[c]	$600,680

	Total U.S. Government and Agencies	600,680

	Total Long-Term Fixed Income (cost $600,045)	600,680

Shares	Collateral Held for Securities Loaned (7.1%)	Value
21,723,500	Thrivent Financial Securities Lending Trust	21,723,500

	Total Collateral Held for Securities Loaned (cost $21,723,500)	21,723,500

Principal Amount	Short-Term Investments (7.4%)[d]	Value
	CRC Funding, LLC
6,875,000	0.220%, 11/1/2010	6,875,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.150%, 11/12/2010	4,999,771
10,000,000	0.145%, 11/19/2010	9,999,275
	U.S. Treasury Bill
1,000,000	0.153%, 12/30/2010[c]	999,750

	Total Short-Term Investments (at amortized cost)	22,873,796

	Total Investments (cost $298,695,519) 105.6%	$325,057,239

	Other Assets and Liabilities, Net (5.6%)	(17,315,860)

	Total Net Assets 100.0%	$307,741,379

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At October 31, 2010, $1,600,430 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$34,011,762
Gross unrealized depreciation	(8,111,853)

Net unrealized appreciation (depreciation)	$25,899,909

Cost for federal income tax purposes	$299,157,330

The accompanying Notes to Financial Statements are an integral part of this schedule.
94

Small Cap Stock Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Small Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	44,117,490	44,117,490	—	—
Consumer Staples	5,843,190	5,843,190	—	—
Energy	28,640,451	28,640,451	—	—
Financials	50,123,929	50,123,929	—	—
Health Care	32,538,291	32,538,291	—	—
Industrials	48,066,376	48,066,376	—	—
Information Technology	58,353,236	58,353,236	—	—
Materials	2,136,500	2,136,500	—	—
Telecommunications Services	429,569	429,569	—	—
Utilities	9,610,231	9,610,231	—	—

Long-Term Fixed Income
U.S. Government and Agencies	600,680	—	600,680	—
Collateral Held for Securities Loaned	21,723,500	21,723,500	—	—
Short-Term Investments	22,873,796	—	22,873,796	—

Total	$325,057,239	$301,582,763	$23,474,476	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	421,508	421,508	—	—
Total Asset Derivatives	$421,508	$421,508	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	217	December 2010	$14,816,232	$15,237,740	$421,508
Total Futures Contracts					$421,508

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	421,508
Total Equity Contracts		421,508

Total Asset Derivatives		$421,508

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.
95

Small Cap Stock Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/ (Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(478,326)

Total Equity Contracts		(478,326)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(15,742)

Total Foreign Exchange Contracts		(15,742)

Total		($494,068)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	421,508
Total Equity Contracts		421,508

Total		$421,508

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$6,097,102	2.0%	N/A	N/A
Foreign Exchange Contracts	N/A	NA	$15,111	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$208,223	$5,508,018	$5,716,241	—	$—	$—
Thrivent Financial Securities Lending Trust	24,626,885	166,086,442	168,989,827	21,723,500	21,723,500	195,556
Total Value and Income Earned	24,835,108				21,723,500	195,556

The accompanying Notes to Financial Statements are an integral part of this schedule.
96

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (92.9%)	Value
Consumer Discretionary (14.9%)
67,500	Abercrombie & Fitch Company	$2,893,050
176,700	American Eagle Outfitters, Inc.	2,828,967
58,800	Autoliv, Inc.	4,192,440
74,300	BorgWarner, Inc.[a]	4,168,973
89,400	Darden Restaurants, Inc.	4,086,474
84,050	Discovery Communications, Inc.[a]	3,749,470
99,600	Dollar Tree, Inc.[a]	5,110,476
86,800	DreamWorks Animation SKG, Inc.[a]	3,064,040
36,500	Guess ?, Inc.	1,420,580
85,300	Hasbro, Inc.	3,945,125
107,700	International Game Technology	1,679,043
50,200	J.C. Penney Company, Inc.	1,565,236
59,300	Jack in the Box, Inc.[a]	1,373,388
101,100	KB Home[b]	1,062,561
65,900	Leapfrog Enterprises, Inc.[a]	368,381
229,200	MGM Resorts International[a,b]	2,505,156
50,000	O’Reilly Automotive, Inc.[a]	2,925,000
39,600	P.F. Chang’s China Bistro, Inc.[b]	1,818,432
128,400	Toll Brothers, Inc.[a]	2,303,496
37,000	VF Corporation	3,079,880
40,000	WMS Industries, Inc.[a]	1,745,200
77,700	Zumiez, Inc.[a,b]	2,037,294

	Total Consumer Discretionary	57,922,662

Consumer Staples (5.3%)
132,900	Avon Products, Inc.	4,046,805
94,000	BJ’s Wholesale Club, Inc.[a]	3,922,620
54,700	Clorox Company	3,640,285
114,700	H.J. Heinz Company	5,632,917
91,200	Whole Foods Market, Inc.[a]	3,625,200

	Total Consumer Staples	20,867,827

Energy (10.2%)
109,500	Alpha Natural Resources, Inc.[a]	4,946,115
44,900	ENSCO International plc ADR	2,080,666
166,300	Forest Oil Corporation[a]	5,110,399
75,600	Frontline, Ltd.[b]	2,173,500
172,800	Nabors Industries, Ltd.[a]	3,611,520
270,000	Petrohawk Energy Corporation[a]	4,592,700
43,100	Range Resources Corporation	1,611,509
105,700	Sunoco, Inc.	3,960,579
136,600	Ultra Petroleum Corporation[a]	5,621,090
288,100	Weatherford International, Ltd.[a]	4,842,961
116,536	Willbros Group, Inc.[a]	1,032,509

	Total Energy	39,583,548

Financials (4.7%)
138,100	Discover Financial Services	2,437,465
18,600	IntercontinentalExchange, Inc.[a]	2,136,582
127,300	Lazard, Ltd.	4,697,370
56,500	MSCI, Inc.[a]	2,025,525
56,900	PartnerRe, Ltd.	4,513,308
197,493	TCF Financial Corporation[b]	2,599,008

	Total Financials	18,409,258

Health Care (10.3%)
34,700	Alexion Pharmaceuticals, Inc.[a]	2,370,010
63,300	Beckman Coulter, Inc.	3,370,092
348,800	Boston Scientific Corporation[a]	2,225,344
67,700	C.R. Bard, Inc.	5,627,224
31,700	Cephalon, Inc.[a]	2,106,148
103,200	CIGNA Corporation	3,631,608

Shares	Common Stock (92.9%)	Value
Health Care (10.3%) - continued
184,800	Hologic, Inc.[a]	$2,960,496
40,100	Hospira, Inc.[a]	2,385,148
50,200	Life Technologies Corporation[a]	2,519,036
186,900	Myriad Genetics, Inc.[a]	3,724,917
59,800	Shire Pharmaceuticals Group plc ADR	4,191,980
55,600	Thermo Fisher Scientific, Inc.[a]	2,858,952
52,800	Vertex Pharmaceuticals, Inc.[a]	2,023,824

	Total Health Care	39,994,779

Industrials (16.9%)
115,500	Aecom Technology Corporation[a]	3,059,595
183,200	BE Aerospace, Inc.[a]	6,734,432
34,300	C.H. Robinson Worldwide, Inc.	2,417,464
135,900	Delta Air Lines, Inc.[a]	1,887,651
128,240	Expeditors International of Washington, Inc.	6,329,927
24,900	Flowserve Corporation	2,490,000
54,129	FTI Consulting, Inc.[a]	1,919,414
116,900	JB Hunt Transport Services, Inc.	4,203,724
132,700	Knight Transportation, Inc.	2,371,349
84,200	Manpower, Inc.	4,608,266
94,800	Pentair, Inc.	3,102,804
44,600	Precision Castparts Corporation	6,091,468
101,200	Quanta Services, Inc.[a]	1,989,592
64,500	Roper Industries, Inc.	4,478,235
85,000	Ryanair Holdings plc ADR	2,773,550
94,400	Shaw Group, Inc.[a]	2,884,864
50,500	SPX Corporation	3,386,530
69,900	Stericycle, Inc.[a]	5,014,626

	Total Industrials	65,743,491

Information Technology (19.3%)
43,874	Akamai Technologies, Inc.[a]	2,266,970
45,600	Altera Corporation	1,423,176
642,000	Atmel Corporation[a]	5,688,120
34,700	Broadcom Corporation	1,413,678
51,300	CommVault Systems, Inc.[a]	1,484,109
176,900	Electronic Arts, Inc.[a]	2,803,865
80,200	F5 Networks, Inc.[a]	9,439,540
100,700	JDS Uniphase Corporation[a]	1,058,357
123,200	Juniper Networks, Inc.[a]	3,990,448
179,700	Marvell Technology Group, Ltd.[a]	3,470,007
104,600	Monster Worldwide, Inc.[a]	1,889,076
145,300	NetApp, Inc.[a]	7,737,225
91,996	Netlogic Microsystems, Inc.[a,b]	2,765,400
60,400	Nice Systems, Ltd. ADR[a]	2,022,796
222,319	Nuance Communications, Inc.[a]	3,492,631
268,300	NVIDIA Corporation[a]	3,227,649
168,200	Polycom, Inc.[a]	5,681,796
54,400	Red Hat, Inc.[a]	2,298,944
49,600	Riverbed Technology, Inc.[a]	2,853,984
188,500	Symantec Corporation[a]	3,049,930
61,300	Teradata Corporation[a]	2,412,768
142,200	Tyco Electronics, Ltd.	4,504,896

	Total Information Technology	74,975,365

Materials (8.4%)
13,000	Allegheny Technologies, Inc.	684,970
143,400	Celanese Corporation	5,112,210
65,300	Crown Holdings, Inc.[a]	2,102,007
90,100	Ecolab, Inc.	4,443,732
73,300	Newmont Mining Corporation	4,461,771

The accompanying Notes to Financial Statements are an integral part of this schedule.
97

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (92.9%)	Value
Materials (8.4%) - continued
113,500	Pan American Silver Corporation	$3,622,920
24,000	Randgold Resources, Ltd. ADR[b]	2,254,080
50,100	Rock-Tenn Company	2,848,185
93,236	Rockwood Holdings, Inc.[a]	3,162,565
45,200	Walter Energy, Inc.[b]	3,975,792

	Total Materials	32,668,232

Telecommunications Services (2.9%)
75,610	American Tower Corporation[a]	3,902,232
48,300	NII Holdings, Inc.[a]	2,019,423
140,300	SBA Communications
	Corporation[a]	5,508,178

	Total Telecommunications Services	11,429,833

	Total Common Stock (cost $291,834,287)	361,594,995

Shares	Collateral Held for Securities Loaned (4.5%)	Value
17,310,111	Thrivent Financial Securities
	Lending Trust	17,310,111

	Total Collateral Held for Securities Loaned (cost $17,310,111)	17,310,111

Principal Amount	Short-Term Investments (7.0%)[c]	Value
	CRC Funding, LLC
7,280,000	0.220%, 11/1/2010	7,280,000
	Federal Home Loan Bank Discount Notes
10,000,000	0.150%, 11/12/2010	9,999,542
5,000,000	0.145%, 11/19/2010	4,999,637
5,000,000	0.155%, 11/24/2010	4,999,505

	Total Short-Term Investments (at amortized cost)	27,278,684

	Total Investments (cost $336,423,082) 104.4%	$406,183,790

	Other Assets and Liabilities, Net (4.4%)	(16,951,299)

	Total Net Assets 100.0%	$389,232,491

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$81,855,338
Gross unrealized depreciation	(13,160,476)

Net unrealized appreciation (depreciation)	$68,694,862

Cost for federal income tax purposes	$337,488,928

The accompanying Notes to Financial Statements are an integral part of this schedule.
98

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Mid Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	57,922,662	57,922,662	—	—
Consumer Staples	20,867,827	20,867,827	—	—
Energy	39,583,548	39,583,548	—	—
Financials	18,409,258	18,409,258	—	—
Health Care	39,994,779	39,994,779	—	—
Industrials	65,743,491	65,743,491	—	—
Information Technology	74,975,365	74,975,365	—	—
Materials	32,668,232	32,668,232	—	—
Telecommunications Services	11,429,833	11,429,833	—	—
Collateral Held for Securities Loaned	17,310,111	17,310,111	—	—
Short-Term Investments	27,278,684	—	27,278,684	—

Total	$406,183,790	$378,905,106	$27,278,684	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$50,548	$1,833,068	$1,883,616	—	$—	$—
Thrivent Financial Securities Lending Trust	12,021,075	185,625,032	180,335,996	17,310,111	17,310,111	76,860
Total Value and Income Earned	12,071,623				17,310,111	76,860

The accompanying Notes to Financial Statements are an integral part of this schedule.
99

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (12.4%)
89,560	CBS Corporation	$1,516,251
96,890	DISH Network Corporation	1,924,235
32,721	Guess ?, Inc.	1,273,501
28,935	Hanesbrands, Inc.[a]	717,588
15,870	Harley-Davidson, Inc.	486,892
22,518	Lear Corporation[a]	1,990,591
98,023	Liberty Media Corporation - Interactive[a]	1,446,820
11,410	Mohawk Industries, Inc.[a]	654,249
85,107	Newell Rubbermaid, Inc.	1,502,139
1,254	NVR, Inc.[a]	786,772
25,890	TRW Automotive Holdings Corporation[a]	1,182,914
20,991	Urban Outfitters, Inc.[a]	645,893
2,220	Washington Post Company[b]	892,773

	Total Consumer Discretionary	15,020,618

Consumer Staples (5.2%)
55,300	ConAgra Foods, Inc.	1,243,697
64,161	Del Monte Foods Company	920,069
23,350	H.J. Heinz Company	1,146,719
22,750	Hansen Natural Corporation[a]	1,165,027
27,916	J.M. Smucker Company	1,794,440

	Total Consumer Staples	6,269,952

Energy (10.0%)
25,756	Alpha Natural Resources, Inc.[a]	1,163,398
14,016	Cameron International Corporation[a]	613,200
52,406	Forest Oil Corporation[a]	1,610,436
20,260	Helmerich & Payne, Inc.	866,723
47,479	Key Energy Services, Inc.[a]	467,668
53,840	Newfield Exploration Company[a]	3,209,941
47,290	QEP Resources, Inc.	1,561,989
33,197	Range Resources Corporation	1,241,236
80,344	Weatherford International, Ltd.[a]	1,350,583

	Total Energy	12,085,174

Financials (27.2%)
14,099	Alexandria Real Estate Equities, Inc.	1,035,995
16,021	Boston Properties, Inc.	1,380,850
41,293	Comerica, Inc.	1,477,464
16,060	Digital Realty Trust, Inc.[b]	959,264
43,635	Douglas Emmett, Inc.	782,812
12,134	Equity Residential	590,076
25,259	Everest Re Group, Ltd.	2,128,829
85,330	Fifth Third Bancorp	1,071,745
69,900	First Horizon National Corporation[a]	705,291
107,233	Genworth Financial, Inc.[a]	1,216,022
72,886	Hartford Financial Services Group, Inc.	1,747,806
76,544	Host Hotels & Resorts, Inc.	1,216,284
499	IntercontinentalExchange, Inc.[a]	57,320
81,945	Invesco, Ltd.	1,884,735
75,099	Janus Capital Group, Inc.	793,045
21,710	Lazard, Ltd.	801,099
8,778	M&T Bank Corporation[b]	656,155
51,345	Marsh & McLennan Companies, Inc.	1,282,598
145,180	MFA Mortgage Investments, Inc.	1,148,374
86,740	Principal Financial Group, Inc.	2,328,102

Shares	Common Stock (97.2%)	Value
Financials (27.2%) - continued
33,833	Progressive Corporation	$715,906
134,712	SLM Corporation[a]	1,603,073
74,460	SunTrust Banks, Inc.	1,862,989
18,640	Tanger Factory Outlet Centers, Inc.	893,229
26,750	Ventas, Inc.	1,432,730
65,860	W.R. Berkley Corporation	1,812,467
59,711	XL Group plc	1,262,888

	Total Financials	32,847,148

Health Care (6.1%)
57,740	Aetna, Inc.	1,724,116
35,395	Biogen Idec, Inc.[a]	2,219,620
15,530	C.R. Bard, Inc.	1,290,854
61,310	Hologic, Inc.[a]	982,186
29,963	Kinetic Concepts, Inc.[a]	1,139,493

	Total Health Care	7,356,269

Industrials (9.1%)
27,931	BE Aerospace, Inc.[a]	1,026,744
16,712	Cooper Industries plc	876,043
16,574	Eaton Corporation	1,472,268
95,890	JetBlue Airways Corporation[a,b]	669,312
25,588	Kansas City Southern, Inc.[a]	1,121,266
55,256	Masco Corporation	589,029
18,918	Parker Hannifin Corporation	1,448,173
41,790	Pentair, Inc.	1,367,787
33,845	Republic Services, Inc.	1,008,919
13,950	Ryder System, Inc.	610,313
37,010	Textron, Inc.[b]	770,548

	Total Industrials	10,960,402

Information Technology (6.4%)
42,894	Adobe Systems, Inc.[a]	1,207,466
21,955	Amphenol Corporation	1,100,604
33,810	BMC Software, Inc.[a]	1,537,003
14,940	Check Point Software Technologies, Ltd.[a]	638,684
143,444	ON Semiconductor Corporation[a]	1,100,216
47,141	Parametric Technology Corporation[a]	1,012,117
13,611	Polycom, Inc.[a]	459,780
14,320	Quest Software, Inc.[a]	374,754
7,628	VeriFone Systems, Inc.[a]	258,055

	Total Information Technology	7,688,679

Materials (5.5%)
22,572	Celanese Corporation	804,692
5,391	CF Industries Holdings, Inc.	660,559
9,365	Cliffs Natural Resources, Inc.	610,598
144,153	Huntsman Corporation	1,996,519
29,710	Owens-Illinois, Inc.[a]	832,771
55,930	Steel Dynamics, Inc.	812,104
46,130	Temple-Inland, Inc.	955,814

	Total Materials	6,673,057

Telecommunications Services (3.3%)
43,247	CenturyLink, Inc.	1,789,561
79,710	Clearwire Corporation[a,b]	565,144
382,379	Sprint Nextel Corporation[a]	1,575,401

	Total Telecommunications Services	3,930,106

The accompanying Notes to Financial Statements are an integral part of this schedule.
100

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.2%)	Value
Utilities (12.0%)
18,480	Alliant Energy Corporation	$675,075
94,361	CMS Energy Corporation	1,734,355
16,860	DPL, Inc.	440,046
40,956	Edison International, Inc.	1,511,277
12,479	FirstEnergy Corporation	453,237
31,440	Northeast Utilities	983,443
71,796	NV Energy, Inc.	980,733
18,090	Pinnacle West Capital Corporation	744,585
54,094	PPL Corporation	1,455,129
21,190	Progress Energy, Inc.	953,550
42,574	SCANA Corporation	1,738,722
14,430	Sempra Energy	771,716
87,577	Xcel Energy, Inc.	2,089,587

	Total Utilities	14,531,455

	Total Common Stock (cost $99,512,946)	117,362,860

Shares	Collateral Held for Securities Loaned (3.7%)	Value
4,538,968	Thrivent Financial Securities Lending Trust	4,538,968

	Total Collateral Held for Securities Loaned (cost $4,538,968)	4,538,968

Principal Amount	Short-Term Investments (2.9%)[c]	Value
	Charta, LLC
3,480,000	0.220%, 11/1/2010	3,480,000

	Total Short-Term Investments (at amortized cost)	3,480,000

	Total Investments (cost $107,531,914) 103.8%	$125,381,828

	Other Assets and Liabilities, Net (3.8%)	(4,604,428)

	Total Net Assets 100.0%	$120,777,400

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,833,021
Gross unrealized depreciation	(1,592,021)

Net unrealized appreciation (depreciation)	$17,241,000

Cost for federal income tax purposes	$108,140,828

The accompanying Notes to Financial Statements are an integral part of this schedule.
101

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Partner Mid Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	15,020,618	15,020,618	—	—
Consumer Staples	6,269,952	6,269,952	—	—
Energy	12,085,174	12,085,174	—	—
Financials	32,847,148	32,847,148	—	—
Health Care	7,356,269	7,356,269	—	—
Industrials	10,960,402	10,960,402	—	—
Information Technology	7,688,679	7,688,679	—	—
Materials	6,673,057	6,673,057	—	—
Telecommunications Services	3,930,106	3,930,106	—	—
Utilities	14,531,455	14,531,455	—	—
Collateral Held for Securities Loaned	4,538,968	4,538,968	—	—
Short-Term Investments	3,480,000	—	3,480,000	—

Total	$125,381,828	$121,901,828	$3,480,000	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$2,711,317	$1,221,112	$3,932,429	—	$—	$—
Thrivent Financial Securities Lending Trust	3,261,573	53,238,595	51,961,200	4,538,968	4,538,968	24,299
Total Value and Income Earned	5,972,890				4,538,968	24,299

The accompanying Notes to Financial Statements are an integral part of this schedule.
102

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (94.8%)	Value
Consumer Discretionary (11.2%)
262,811	Autoliv, Inc.	$18,738,424
255,271	Dollar Tree, Inc.[a]	13,097,955
465,100	Macy’s, Inc.	10,994,964
54,500	Netflix, Inc.[a,b]	9,455,750
257,400	Omnicom Group, Inc.	11,315,304
145,714	Panera Bread Company[a]	13,042,860
351,000	Williams-Sonoma, Inc.	11,361,870

	Total Consumer Discretionary	88,007,127

Consumer Staples (2.7%)
360,209	Flowers Foods, Inc.[b]	9,178,125
254,273	TreeHouse Foods, Inc.[a]	11,874,549

	Total Consumer Staples	21,052,674

Energy (9.2%)
183,034	Alpha Natural Resources, Inc.[a]	8,267,646
296,300	Arch Coal, Inc.	7,286,017
181,300	ENSCO International plc ADR	8,401,442
376,256	Forest Oil Corporation[a]	11,562,347
255,288	National Oilwell Varco, Inc.	13,724,283
749,600	Weatherford International, Ltd.[a]	12,600,776
106,800	Whiting Petroleum Corporation[a]	10,726,992

	Total Energy	72,569,503

Financials (18.8%)
283,500	Comerica, Inc.	10,143,630
645,333	Duke Realty Corporation	8,047,303
238,526	Endurance Specialty Holdings, Ltd.	9,874,976
554,756	Equity One, Inc.[b]	10,373,937
181,720	Hanover Insurance Group, Inc.	8,222,830
572,026	HCC Insurance Holdings, Inc.	15,147,248
740,209	Host Hotels & Resorts, Inc.	11,761,921
74,571	IntercontinentalExchange, Inc.[a]	8,565,971
1,197,200	KeyCorp	9,805,068
227,082	Lazard, Ltd.	8,379,326
291,590	Northern Trust Corporation	14,471,612
708,500	People’s United Financial, Inc.	8,721,635
545,212	W.R. Berkley Corporation	15,004,234
470,802	Zions Bancorporation[b]	9,726,769

	Total Financials	148,246,460

Health Care (9.3%)
128,000	Alexion Pharmaceuticals, Inc.[a]	8,742,400
135,214	C.R. Bard, Inc.	11,238,988
298,382	Community Health Systems, Inc.[a]	8,975,331
472,874	Coventry Health Care, Inc.[a]	11,074,709
397,600	Omnicare, Inc.	9,590,112
130,102	Varian Medical Systems, Inc.[a]	8,225,048
199,033	Vertex Pharmaceuticals, Inc.[a]	7,628,935
109,800	Waters Corporation[a]	8,139,474

	Total Health Care	73,614,997

Industrials (12.8%)
138,639	CSX Corporation	8,519,367
1,129,961	Manitowoc Company, Inc.	12,587,766
162,298	Manpower, Inc.	8,882,570
546,044	Oshkosh Corporation[a]	16,113,758
147,318	Parker Hannifin Corporation	11,277,193
503,000	Shaw Group, Inc.[a]	15,371,680
158,606	SPX Corporation	10,636,118
256,583	Tyco International, Ltd.	9,821,997

Shares	Common Stock (94.8%)	Value
Industrials (12.8%) - continued
342,642	Werner Enterprises, Inc.	$7,305,127

	Total Industrials	100,515,576

Information Technology (18.9%)
163,200	Alliance Data Systems Corporation[a,b]	9,909,504
1,576,533	Atmel Corporation[a]	13,968,082
1,627,350	Compuware Corporation[a]	16,289,774
335,053	eBay, Inc.[a]	9,987,930
71,266	F5 Networks, Inc.[a]	8,388,008
281,050	Juniper Networks, Inc.[a]	9,103,209
191,250	Lam Research Corporation[a]	8,757,337
436,400	Marvell Technology Group, Ltd.[a]	8,426,884
1,784,115	Teradyne, Inc.[a,b]	20,053,453
652,607	TIBCO Software, Inc.[a]	12,543,107
716,100	ValueClick, Inc.[a]	9,853,536
314,100	VeriFone Systems, Inc.[a]	10,626,003
402,596	Xilinx, Inc.[b]	10,793,599

	Total Information Technology	148,700,426

Materials (5.3%)
215,816	Albemarle Corporation	10,818,856
316,800	Silgan Holdings, Inc.[b]	10,692,000
683,894	Steel Dynamics, Inc.	9,930,141
515,100	Temple-Inland, Inc.	10,672,872

	Total Materials	42,113,869

Telecommunications Services (1.0%)
231,619	Telephone and Data Systems, Inc.	8,067,290

	Total Telecommunications Services	8,067,290

Utilities (5.6%)
203,401	Alliant Energy Corporation	7,430,239
518,600	CMS Energy Corporation[b]	9,531,868
702,138	NV Energy, Inc.	9,591,205
365,765	Portland General Electric Company	7,644,488
334,962	UGI Corporation	10,079,007

	Total Utilities	44,276,807

	Total Common Stock (cost $624,901,682)	747,164,729

Shares	Collateral Held for Securities Loaned (8.1%)	Value
64,107,848	Thrivent Financial Securities Lending Trust	64,107,848

	Total Collateral Held for Securities Loaned (cost $64,107,848)	64,107,848

Principal Amount	Short-Term Investments (5.4%)[c]	Value
	Barclays Bank plc Repurchase Agreement
12,425,000	0.220%, 11/1/2010[d]	12,425,000
	Charta, LLC
4,565,000	0.220%, 11/1/2010	4,565,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
103

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Short-Term Investments (5.4%)[c]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.170%, 11/9/2010	$4,999,811
5,000,000	0.150%, 11/12/2010	4,999,771
10,000,000	0.145%, 11/19/2010	9,999,275
5,000,000	0.155%, 11/24/2010	4,999,505

	Total Short-Term Investments (at amortized cost)	41,988,362

	Total Investments (cost $730,997,892) 108.3%	$853,260,939

	Other Assets and Liabilities, Net (8.3%)	(65,550,189)

	Total Net Assets 100.0%	$787,710,750

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Repurchase agreement dated October 29, 2010, $12,425,228 maturing November 1, 2010, collateralized by $12,673,574 U.S. Treasury Notes, 3.125% due January 31, 2017.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$133,310,439
Gross unrealized depreciation	(14,762,289)

Net unrealized appreciation (depreciation)	$118,548,150

Cost for federal income tax purposes	$734,712,789

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Mid Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	88,007,127	88,007,127	—	—
Consumer Staples	21,052,674	21,052,674	—	—
Energy	72,569,503	72,569,503	—	—
Financials	148,246,460	148,246,460	—	—
Health Care	73,614,997	73,614,997	—	—
Industrials	100,515,576	100,515,576	—	—
Information Technology	148,700,426	148,700,426	—	—
Materials	42,113,869	42,113,869	—	—
Telecommunications Services	8,067,290	8,067,290	—	—
Utilities	44,276,807	44,276,807	—	—
Collateral Held for Securities Loaned	64,107,848	64,107,848	—	—
Short-Term Investments	41,988,362	—	41,988,362	—

Total	$853,260,939	$811,272,577	$41,988,362	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$50,920	$—	$50,920	—	$—	$—
Thrivent Financial Securities Lending Trust	47,693,917	373,746,993	357,333,062	64,107,848	64,107,848	70,111
Total Value and Income Earned	47,744,837				64,107,848	70,111

The accompanying Notes to Financial Statements are an integral part of this schedule.
104

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (86.4%)	Value
Australia (3.6%)
20,090	Australia & New Zealand Banking
	Group, Ltd.	$490,118
70,280	BHP Billiton, Ltd.	2,903,991
11,922	Campbell Brothers, Ltd.	410,661
7,316	Cochlear, Ltd.	509,630
148,570	iiNet, Ltd.	415,295
32,940	Iluka Resources, Ltd.[a]	218,016
45,223	Mineral Resources, Ltd.	439,880
28,842	Monadelphous Group, Ltd.	472,564
20,015	Newcrest Mining, Ltd.	787,649
25,569	Ramsay Health Care, Ltd.	392,326
7,699	Rio Tinto, Ltd.	626,549
46,421	SAI Global, Ltd.	198,857
75,509	Seek, Ltd.	535,426
12,669	Westpac Banking Corporation	282,093
17,209	Woolworths, Ltd.	477,728

	Total Australia	9,160,783

Austria (0.4%)
8,223	Andritz AG	630,169
26,552	Wienerberger AGa	447,474

	Total Austria	1,077,643

Belgium (0.8%)
11,310	Anheuser-Busch InBev NV	710,301
2,433	Bekaert SA	745,829
12,892	Umicore	607,455

	Total Belgium	2,063,585

Bermuda (<0.1%)
12,000	Orient Overseas International, Ltd.	105,457

	Total Bermuda	105,457

Brazil (3.2%)
60,181	Banco Bradesco SA ADR	1,251,765
22,000	Lojas Renner SA	872,858
19,000	Multiplan Empreendimentos Imobiliarios SA	441,281
19,000	Petroleo Brasileiro SA ADR	648,280
39,000	Petroleo Brasileiro SA PREF ADR	1,216,409
13,300	Souza Cruz SA	695,780
15,000	Ultrapar Participacoes SA	911,310
21,250	Vale SA SP ADR	682,975
51,000	Vale SA SP PREF ADR	1,465,230

	Total Brazil	8,185,888

Canada (2.7%)
5,987	Agnico-Eagle Mines, Ltd.	464,332
5,980	Agrium, Inc.	528,989
5,147	Bank of Montreal	303,955
20,750	Brookfield Asset Management, Inc.	616,051
17,213	Brookfield Properties Corporation	297,375
7,008	Calfrac Well Services, Ltd.	176,179
3,631	Canadian Imperial Bank of Commerce	278,511
12,217	Canadian National Railway Company	791,308
17,281	CGI Group, Inc.[a]	265,849
31,245	Eldorado Gold Corporation	529,072
9,736	Enbridge, Inc.	538,492
2,000	George Weston, Ltd.	160,703
2,678	Inmet Mining Corporation	160,118

Shares	Common Stock (86.4%)	Value
Canada (2.7%) - continued
34,106	Kinross Gold Corporation	$613,633
7,200	Riocan Real Estate Investment Trust	162,722
3,812	Saputo, Inc.	145,692
4,687	Suncor Energy, Inc.	150,183
4,832	Toronto-Dominion Bank	347,985
13,024	Trican Well Service, Ltd.	225,771

	Total Canada	6,756,920

Cayman Islands (0.7%)
147,000	China Shineway Pharmaceutical Group, Ltd.	501,266
420,858	Kingboard Laminates Holdings, Ltd.	406,665
569,000	Peak Sport Products, Ltd.	454,463
16,635	Subsea 7, Inc.[a]	350,702

	Total Cayman Islands	1,713,096

Chile (0.3%)
7,600	Banco Santander Chile SA ADR	704,064

	Total Chile	704,064

China (1.5%)
3,015,750	Bank of China, Ltd.	1,811,325
1,513,614	Huaneng Power International, Inc.	865,857
884,000	PetroChina Company, Ltd.	1,088,130

	Total China	3,765,312

Denmark (1.2%)
3,919	Carlsberg AS	428,466
22,360	Christian Hansen Holding ASa	489,090
1,952	Coloplast AS	241,716
3,071	Danisco AS	264,891
27,936	DSV AS	572,831
9,352	Novo Nordisk AS	981,977

	Total Denmark	2,978,971

Finland (1.6%)
11,924	Cargotec Oyj	542,252
38,296	Kemira Oyj	563,759
2,894	Kesko Oyj	143,610
6,455	Kone Oyj	345,836
13,838	Outotec Oyj	646,143
14,198	Sampo Oyj	397,576
39,328	Stora Enso Oyj	390,762
12,905	UPM-Kymmene Oyj	214,419
3,021	Wartsila Corporation	211,853
20,833	YIT Oyj	503,660

	Total Finland	3,959,870

France (5.7%)
16,239	Alten, Ltd.	543,169
83,316	AXA SA	1,519,412
2,173	BNP Paribas SA	158,944
38,000	Cap Gemini SA	1,939,814
3,252	Christian Dior SA	470,608
20,170	Compagnie de Saint-Gobain	947,622
5,452	Euler Hermes SAa	513,480
4,099	Faurecia[a]	111,194
6,142	L’Oreal SA	721,454
10,224	Renault SAa	570,765
9,331	Rhodia SA	260,137
3,633	Rubis	402,801

The accompanying Notes to Financial Statements are an integral part of this schedule.
105

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (86.4%)	Value
France (5.7%) - continued
5,926	Safran SA	$188,001
2,236	Seche Environnement SA	180,312
2,836	Societe Generale	170,058
38,278	Total SA	2,083,602
3,500	Unibail-Rodamco[a]	730,256
18,298	Valeo SAa	989,072
2,773	Virbac SA	446,287
52,700	Vivendi SA	1,505,886

	Total France	14,452,874

Germany (4.1%)
10,250	Adidas AG	667,595
15,204	Aixtron AG	495,085
7,737	BASF SE	562,564
4,577	Continental AGa	397,377
39,024	Daimler AGa	2,569,859
11,154	Demag Cranes AGa	557,234
16,800	ElringKlinger AG	559,203
7,780	Henkel AG & Company KGaA	458,895
15,041	ProSiebenSat.1 Media AG	396,130
7,833	Rheinmetall AG	563,697
17,239	SAP AG ADR	898,125
10,526	Siemens AG	1,201,163
16,901	Symrise AG	513,289
23,947	Tognum AG	583,090

	Total Germany	10,423,306

Hong Kong (3.4%)
220,800	AIA Group, Ltd.[a]	656,592
72,000	Cathay Pacific Airways, Ltd.	193,987
139,000	China Mobile, Ltd.	1,419,501
495,000	Galaxy Entertainment Group, Ltd.[a]	467,629
149,000	Hang Lung Group, Ltd.	990,810
4,800	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 6/1/2011[a]	1,858
227,750	Hutchison Whampoa, Ltd.	2,249,293
693,522	New World Development Company, Ltd.	1,374,491
23,000	Swire Pacific, Ltd., Class A	327,378
230,000	Swire Pacific, Ltd., Class B	610,611
54,000	Wharf Holdings, Ltd.	355,547

	Total Hong Kong	8,647,697

Hungary (0.4%)
4,200	Richter Gedeon Nyrt	1,000,883

	Total Hungary	1,000,883

India (1.8%)
45,000	Bharti Airtel, Ltd.	331,053
7,600	GlaxoSmithKline Pharmaceuticals, Ltd.	380,945
9,500	Grasim Industries, Ltd.	478,764
14,100	Hero Honda Motors, Ltd.	592,746
54,000	Hindustan Unilever, Ltd.	359,262
63,500	Housing Development Finance Corporation	984,107
16,000	ICICI Bank, Ltd.	421,265
12,600	Infosys Technologies, Ltd.	844,958
5,428	Ultra Tech Cement, Ltd.	134,620

	Total India	4,527,720

Shares	Common Stock (86.4%)	Value
Indonesia (0.8%)
178,000	PT Astra International Tbk	$1,139,665
621,524	PT Telekomunikasi Indonesia	630,960
4,000	Telekomunik Indonesia SP ADR	161,560

	Total Indonesia	1,932,185

Israel (0.6%)
11,000	Check Point Software Technologies, Ltd.[a]	470,250
969	Delek Group, Ltd.	270,361
11,687	Teva Pharmaceutical Industries, Ltd.	606,101
5,300	Teva Pharmaceutical Industries, Ltd. ADR	275,070

	Total Israel	1,621,782

Italy (2.5%)
55,818	Azimut Holding SPA	569,274
269,250	Enel SPA	1,537,966
48,000	Eni SPA	1,080,818
19,292	Indesit Company SPA	238,539
41,033	Mediaset SPA	302,947
133,190	Piaggio & C. SPA	485,713
12,313	Saipem SPA	547,040
1,341,200	Telecom Italia SPA	1,645,467

	Total Italy	6,407,764

Japan (14.8%)
29,500	Aeon Company, Ltd.	347,429
17,300	Alps Electric Company, Ltd.	155,012
8,500	Asahi Breweries, Ltd.	171,439
24,000	Asahi Diamond Industrial Company, Ltd.	423,762
42,000	Asics Corporation	452,238
111,050	Bridgestone Corporation	1,987,939
3,900	Canon, Inc.	179,530
61	Central Japan Railway Company	461,391
44,000	Chiyoda Corporation	364,477
34,000	Chuo Mitsui Trust Holdings, Inc.	122,657
41,000	Daicel Chemical Industries, Ltd.	284,808
98,250	Daiichi Sankyo Company, Ltd.	2,082,078
31,671	Daito Trust Construction Company, Ltd.	1,915,164
317,944	Daiwa Securities Group, Inc.	1,296,329
96,000	Denki Kagaku Kogyo KK	422,489
10,300	Denso Corporation	320,310
22,500	East Japan Railway Company	1,389,455
13,242	Exedy Corporation	413,219
43,000	Fujitsu, Ltd.	293,323
10,200	Hamamatsu Photonics KK	329,918
97,000	Hitachi, Ltd.	438,406
5,100	Honda Motor Company, Ltd.	183,849
5,900	Japan Drilling Company, Ltd.	179,572
79,650	Kao Corporation	2,024,461
20,200	Keihin Corporation	430,032
2,300	Keyence Corporation	569,831
2,900	Kyocera Corporation	289,020
49,000	Marubeni Corporation	307,814
73,000	Minebea Company, Ltd.	400,876
60,000	Mitsubishi Electric Corporation	562,329
17,000	Mitsubishi Estate Company, Ltd.	297,813
25,100	Mitsubishi UFJ Financial Group, Inc.	116,489
42,752	MS and AD Insurance Group Holdings, Inc.	1,024,205

The accompanying Notes to Financial Statements are an integral part of this schedule.
106

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (86.4%)	Value
Japan (14.8%) - continued
33,100	Nabtesco Corporation	$586,488
13,119	Nichi-iko Pharmaceutical Company, Ltd.	462,293
17,251	Nifco, Inc.	434,029
53,900	Nippon Suisan Kaisha, Ltd.	171,465
235,600	Nissan Motor Company, Ltd.	2,070,643
14,800	Omron Corporation	342,863
4,390	ORIX Corporation	399,872
12,751	Pigeon Corporation	379,959
114,300	Pioneer Corporation[a]	394,364
49,200	Resona Holdings, Inc.	391,319
30,800	Secom Company, Ltd.	1,401,328
22,400	Sega Sammy Holdings, Inc.	365,445
19,900	Shin-Etsu Chemical Company, Ltd.	1,006,264
16,300	Softbank Corporation	523,475
11,200	Sony Corporation	378,415
66	Sony Financial Holdings, Inc.	229,523
149,700	Sumitomo Corporation	1,895,322
41,500	Sumitomo Electric Industries, Ltd.	528,077
331,722	Sumitomo Trust and Banking
	Company, Ltd.	1,811,138
40,000	Suruga Bank, Ltd.	360,164
24,800	Suzuki Motor Corporation	605,284
6,200	Sysmex Corporation	425,125
9,400	Takeda Pharmaceutical Company, Ltd.	440,637
11,800	Tokyo Electric Power Company, Inc.	281,762
150,000	Tosoh Corporation	401,199
8,298	Toyo Tanso Company, Ltd.	474,844
86	West Japan Railway Company	319,274

	Total Japan	37,318,235

Luxembourg (0.6%)
45,872	Acergy SA	929,024
17,000	Tenaris SA ADR	704,310

	Total Luxembourg	1,633,334

Malaysia (0.4%)
210,000	CIMB Group Holdings Berhad	560,801
135,500	Public Bank Berhad	555,674

	Total Malaysia	1,116,475

Mexico (1.1%)
168,000	Consorcio ARA SAB de CV	106,803
19,000	Fomento Economico Mexicano SAB de CV ADR	1,043,290
7,100	Grupo Aeroportuario del Sureste SAB de CV ADR	357,840
208,500	Grupo Financiero Banorte SAB de
	CV ADR	892,052
132,000	Organizacion Soriana SAB de CV	402,050

	Total Mexico	2,802,035

Netherlands (1.6%)
3,203	Heineken NV	162,599
13,679	Imtech NV	459,544
36,152	Koninklijke (Royal) KPN NV	603,776
15,889	Koninklijke (Royal) Philips Electronics NV	484,647
34,086	Koninklijke DSM NV	1,824,200
2,558	Nutreco NV	186,345

Shares	Common Stock (86.4%)	Value
Netherlands (1.6%) - continued
9,117	Unilever NV	$270,745

	Total Netherlands	3,991,856

Norway (1.7%)
23,500	Schibsted ASA	645,466
11,582	Seadrill, Ltd.	351,582
91,973	Statoil ASA	2,008,859
68,400	Storebrand ASA[a]	498,670
70,224	Tomra Systems ASA	427,922
9,102	Yara International ASA	479,929

	Total Norway	4,412,428

Philippines (0.4%)
1,400,000	Ayala Land, Inc.	545,844
339,466	Bank of the Philippine Islands	463,141

	Total Philippines	1,008,985

Poland (0.2%)
8,500	Bank Pekao SA	554,803

	Total Poland	554,803

Russia (0.3%)
15,500	LUKOIL ADR	864,356

	Total Russia	864,356

Singapore (1.7%)
520,000	Biosenors International Group, Ltd.[a]	451,178
28,000	Fraser and Neave, Ltd.	135,306
25,880	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	2,599
269,000	Goodpack, Ltd.	425,707
84,650	Keppel Corporation, Ltd.	654,721
554,000	Midas Holding, Ltd.	421,011
219,000	Raffles Medical Group, Ltd.	369,236
102,000	Singapore Airlines, Ltd.	1,250,921
233,000	Singapore Airport Terminal Services, Ltd.	513,705
154,000	Yangzijiang Shipbuilding Holdings, Ltd.	223,189

	Total Singapore	4,447,573

South Africa (0.8%)
61,000	Massmart Holdings, Ltd.	1,242,149
80,000	Truworths International, Ltd.	789,428

	Total South Africa	2,031,577

South Korea (2.4%)
13,399	Busan Bank	166,946
30,025	Eugene Technology Company, Ltd.	396,243
7,325	Fila Korea, Ltd.[a]	508,405
48,120	Iljin Display Company, Ltd.[a]	423,459
10,830	Lock & Lock Company, Ltd.	358,384
2,400	POSCO	990,547
2,500	Samsung Electronics Company, Ltd.	1,228,463
860	Shinsegae Company, Ltd.	435,978
2,690	SK Telecom Company, Ltd.	409,433
69,399	SK Telecom Company, Ltd. ADR	1,279,024

	Total South Korea	6,196,882

The accompanying Notes to Financial Statements are an integral part of this schedule.
107

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (86.4%)	Value
Spain (1.7%)
909	Construcciones y Auxiliar de Ferrocarriles SA	$512,679
79,200	Indra Sistemas SA	1,551,868
6,514	Industria de Diseno Textil SA (Inditex)	544,047
66,600	Telefonica SA	1,799,683

	Total Spain	4,408,277

Sweden (1.3%)
33,869	Atlas Copco AB	707,796
5,617	Elekta AB	212,458
32,833	Hexagon AB	668,090
15,128	Hoganas AB	532,654
14,815	Investor AB	304,086
38,925	Nordea Bank AB	428,586
13,043	Scania AB	277,324
14,050	Svenska Cellulosa AB	217,815

	Total Sweden	3,348,809

Switzerland (7.8%)
18,661	ABB, Ltd.[a]	386,518
25,750	Adecco SA	1,440,684
6,381	Aryzta AG	282,759
1,910	Burckhardt Compression Holding AG	454,549
11,324	Compagnie Financiere Richemont SA	564,791
33,800	Credit Suisse Group	1,399,202
1,532	Givaudan SA	1,578,494
14,910	Holcim, Ltd.	928,790
16,640	Meyer Burger Technology AGa	529,069
69,678	Nestle SA	3,816,381
46,313	Novartis AG	2,683,363
16,506	Roche Holding AG	2,423,851
2,028	Schindler Holding AG	217,323
252	Sika AG	499,669
1,204	Swatch Group AG	460,185
20,862	UBS AGa	354,374
7,894	Zurich Financial Services AG	1,931,701

	Total Switzerland	19,951,703

Taiwan (0.7%)
209,000	Taiwan Mobile Company, Ltd.	465,917
622,362	Taiwan Semiconductor Manufacturing Company, Ltd.	1,280,392

	Total Taiwan	1,746,309

Thailand (1.5%)
83,325	Bangkok Bank pcl	430,350
136,000	PTT Exploration & Production pcl	777,946
156,150	PTT pcl	1,581,905
87,400	Siam Cement pcl	961,585

	Total Thailand	3,751,786

Turkey (0.7%)
200,258	Akbank TAS	1,241,324
18,000	BIM Birlesik Magazalar AS	617,777

	Total Turkey	1,859,101

United Kingdom (11.4%)
249,175	Aegis Group plc	502,183
12,843	AMEC plc	223,383
4,808	Anglo American plc	224,012

Shares	Common Stock (86.4%)	Value
United Kingdom (11.4%) - continued
91,997	ARM Holdings plc	$537,079
4,113	AstraZeneca plc	206,886
52,044	Babcock International Group plc	483,648
288,895	BAE Systems plc	1,594,639
44,126	Barclays plc	193,897
19,399	BG Group plc	377,610
24,178	BHP Billiton plc	856,481
28,816	British American Tobacco plc	1,097,751
22,933	Burberry Group plc	374,483
17,338	Carillion plc	95,647
143,389	Centrica plc	762,942
67,055	Compass Group plc	549,494
13,730	Croda International plc	316,333
9,505	Diageo plc	175,339
77,972	GlaxoSmithKline plc	1,522,559
104,901	Halma plc	549,163
29,000	HSBC Holdings plc ADR	1,511,190
15,997	IMI plc	202,286
5,410	Imperial Tobacco Group plc	173,262
99,345	Intermediate Capital Group plc	513,614
83,384	J Sainsbury plc	520,599
186,588	Lloyds TSB Group plc[a]	205,064
72,150	Pearson plc	1,105,013
41,841	Pennon Group plc	417,545
9,197	Petrofac, Ltd.	215,510
15,377	Reckitt Benckiser Group plc	859,065
17,270	Rio Tinto plc	1,121,659
17,338	Rotork plc	464,898
22,032	Shire plc	517,012
158,155	Spirent plc	364,028
57,538	Standard Chartered plc	1,664,232
7,192	Standard Chartered plc Rights, 12.80 GBP, expires 11/8/2010[a]	60,558
62,625	Telecity Group plc[a]	499,896
298,756	Tesco plc	2,044,476
16,364	Ultra Electronics Holdings plc	487,666
14,853	Unilever plc	428,207
773,250	Vodafone Group plc	2,113,583
8,721	Whitbread plc	236,575
205,400	WPP plc	2,386,866
14,041	WS Atkins plc	169,529

	Total United Kingdom	28,925,862

	Total Common Stock (cost $188,106,683)	219,856,186

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Argentina (0.5%)
	Argentina Government International Bond
140,000	7.000%, 10/3/2015	133,840
270,000	7.000%, 4/17/2017	241,245
64,828	2.000%, 2/4/2018[b]	35,250
310,000	5.830%, 12/31/2033[b]	136,654
253,436	7.820%, 12/31/2033[c]	276,893
152,062	7.820%, 12/31/2033[c]	166,136
2,280,000	2.840%, 12/15/2035[c,d]	360,801
50,000	2.260%, 12/31/2038[c,e]	26,488

	Total Argentina	1,377,307

The accompanying Notes to Financial Statements are an integral part of this schedule.
108

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Belarus (0.2%)
	Belarus Government International Bond
$400,000	8.750%, 8/3/2015	$410,040

	Total Belarus	410,040

Brazil (0.4%)
	Banco Cruzeiro do Sul SA
100,000	8.875%, 9/22/2020[f]	104,750
	Brazil Government International Bond
470,000	4.875%, 1/22/2021	521,230
360,000	5.625%, 1/7/2041	399,600
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[f]	2,857
	Telemar Norte Leste SA
129,000	5.500%, 10/23/2020[f]	129,806

	Total Brazil	1,158,243

Canada (<0.1%)
	Sino-Forest Corporation
10,000	6.250%, 10/21/2017[f]	10,038

	Total Canada	10,038

Cayman Islands (0.1%)
	Dubai DOF Sukuk, Ltd.
100,000	6.396%, 11/3/2014	100,000
	TGI International, Ltd.
130,000	9.500%, 10/3/2017	150,313

	Total Cayman Islands	250,313

Chile (0.3%)
	Banco Central de Chile
120,000,000	6.000%, 5/1/2015[g]	254,975
	Banco del Estado de Chile
100,000	4.125%, 10/7/2020[f]	100,874
	Banco del Estado de Chile International Bond
100,000	4.125%, 10/7/2020	100,445
	Chile Government International Bond
100,000	3.875%, 8/5/2020	104,132
	Corporacion Nacional del Cobre de Chile - Codelco
100,000	3.750%, 11/4/2020[f,h]	99,620
110,000	6.150%, 10/24/2036	125,019

	Total Chile	785,065

Colombia (0.5%)
	Colombia Government International Bond
270,000	7.375%, 1/27/2017	336,555
200,000	7.375%, 3/18/2019	255,500
500,000	7.375%, 9/18/2037	667,500
100,000	6.125%, 1/18/2041	114,250

	Total Colombia	1,373,805

Costa Rica (0.1%)
	Costa Rica Government International Bond
20,000	6.548%, 3/20/2014	22,725
173,000	9.995%, 8/1/2020	248,255

	Total Costa Rica	270,980

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Dominican Republic (0.1%)
	Dominican Republic International Bond
$240,000	7.500%, 5/6/2021	$274,800
100,000	8.625%, 4/20/2027	120,125

	Total Dominican Republic	394,925

Egypt (<0.1%)
	Egypt Government International Bond
100,000	6.875%, 4/30/2040[f]	112,000

	Total Egypt	112,000

El Salvador (0.1%)
	El Salvador Government International Bond
140,000	7.650%, 6/15/2035	159,075

	Total El Salvador	159,075

Gabon (<0.1%)
	Gabon Government International Bond
25,000	8.200%, 12/12/2017	30,000

	Total Gabon	30,000

Germany (0.1%)
	Deutsche Bank AG
1,200,000	Zero Coupon, 11/4/2010[i]	207,592

	Total Germany	207,592

Ghana (<0.1%)
	Ghana Government International Bond
100,000	8.500%, 10/4/2017	114,500

	Total Ghana	114,500

Hungary (0.1%)
	Hungary Government International Bond
40,000	6.750%, 7/28/2014[c]	59,286
10,000	3.500%, 7/18/2016[c]	12,814
10,000	5.750%, 6/11/2018[c]	14,231
180,000	6.250%, 1/29/2020	195,974

	Total Hungary	282,305

Indonesia (0.7%)
	Adaro Indonesia PT
100,000	7.625%, 10/22/2019	111,125
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	113,591
100,000	6.875%, 1/17/2018	120,630
330,000	5.875%, 3/13/2020	383,708
290,000	8.500%, 10/12/2035	419,774
400,000	7.750%, 1/17/2038	537,999

	Total Indonesia	1,686,827

Iraq (0.1%)
	Iraq Government International Bond
250,000	5.800%, 1/15/2028	232,500

	Total Iraq	232,500

The accompanying Notes to Financial Statements are an integral part of this schedule.
109

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Ivory Coast (0.1%)
	Ivory Coast Government International Bond
$227,000	2.500%, 12/31/2032[e]	$139,605

	Total Ivory Coast	139,605

Kazakhstan (0.3%)
	KazMunaiGaz Finance Sub BV
380,000	11.750%, 1/23/2015	471,200
110,000	7.000%, 5/5/2020[f]	116,930
100,000	7.000%, 5/5/2020	106,300

	Total Kazakhstan	694,430

Lebanon (0.2%)
	Lebanon Government International Bond
60,000	9.000%, 3/20/2017	72,315
172,500	4.000%, 12/31/2017	168,662
145,000	6.375%, 3/9/2020	150,438
10,000	8.250%, 4/12/2021	11,725

	Total Lebanon	403,140

Luxembourg (0.2%)
	Gazprom International
92,753	7.201%, 2/1/2020	99,709
	Gazprom Via Gaz Capital SA
310,000	9.250%, 4/23/2019	384,400

	Total Luxembourg	484,109

Malaysia (0.1%)
	Malaysia Government International Bond
210,000	7.500%, 7/15/2011	216,294
	Petronas Capital, Ltd.
120,000	5.250%, 8/12/2019	132,926

	Total Malaysia	349,220

Mexico (0.6%)
	Cemex Finance, LLC
110,000	9.500%, 12/14/2016[f]	111,100
150,000	9.500%, 12/14/2016	152,438
	Mexico Government International Bond
50,000	5.750%, 10/12/2110	49,653
2,403,200	10.000%, 12/5/2024[j]	261,573
120,000	6.050%, 1/11/2040	138,000
	Pemex Project Funding Master Trust
243,000	5.750%, 3/1/2018	272,813
	Petroleos Mexicanos
140,000	8.000%, 5/3/2019	179,914
200,000	5.500%, 1/21/2021	217,440

	Total Mexico	1,382,931

Pakistan (<0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	90,750

	Total Pakistan	90,750

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Panama (<0.1%)
	Panama Government International Bond
$12,000	7.250%, 3/15/2015	$14,520

	Total Panama	14,520

Peru (0.3%)
	Peru Government International Bond
200,000	7.350%, 7/21/2025	265,500
106,000	8.750%, 11/21/2033	161,968
164,000	6.550%, 3/14/2037	201,310

	Total Peru	628,778

Philippines (0.5%)
	Philippines Government International Bond
100,000	8.375%, 6/17/2019	133,375
100,000	6.500%, 1/20/2020	120,120
200,000	4.000%, 1/15/2021	200,470
30,000	9.500%, 10/21/2024	44,700
114,000	9.500%, 2/2/2030	173,993
612,000	6.375%, 10/23/2034	708,390

	Total Philippines	1,381,048

Poland (0.2%)
	Poland Government International Bond
240,000	3.875%, 7/16/2015	254,636
160,000	6.375%, 7/15/2019	193,354

	Total Poland	447,990

Qatar (0.1%)
	Qatar Government International Bond
100,000	6.400%, 1/20/2040	115,500
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
288,390	5.298%, 9/30/2020	312,903

	Total Qatar	428,403

Romania (<0.1%)
	Romania Government International Bond
10,000	5.000%, 3/18/2015[c]	13,831
36,000	6.500%, 6/18/2018[c]	52,735

	Total Romania	66,566

Russia (0.6%)
	Russia Government International Bond
200,000	3.625%, 4/29/2015	204,500
1,069,524	7.500%, 3/31/2030	1,283,323

	Total Russia	1,487,823

Serbia (<0.1%)
	Serbia Government International Bond
96,667	6.750%, 11/1/2024	95,700

	Total Serbia	95,700

The accompanying Notes to Financial Statements are an integral part of this schedule.
110

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (8.6%)	Value
South Africa (0.3%)
	Peermont Global Proprietary, Ltd.
$170,000	7.750%, 4/30/2014[c]	$218,267
	South Africa Government International Bond
370,000	5.500%, 3/9/2020	419,025
90,000	5.875%, 5/30/2022	104,400

	Total South Africa	741,692

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
100,000	8.250%, 10/24/2012	109,032
100,000	6.250%, 10/4/2020[k]	103,875

	Total Sri Lanka	212,907

Turkey (0.7%)
	Akbank TAS
100,000	5.125%, 7/22/2015[f]	101,500
110,000	5.125%, 7/22/2015	111,650
	Turkey Government International Bond
762,000	5.625%, 3/30/2021	851,534
62,000	11.875%, 1/15/2030	112,065
400,000	7.250%, 3/5/2038	505,000
100,000	6.750%, 5/30/2040	118,500

	Total Turkey	1,800,249

Ukraine (0.1%)
	Ukraine Government International Bond
115,000	4.950%, 10/13/2015[c]	145,651

	Total Ukraine	145,651

United Arab Emirates (<0.1%)
	Dolphin Energy, Ltd.
95,930	5.888%, 6/15/2019	104,324

	Total United Arab Emirates	104,324

United States (0.1%)
	HSBC Bank USA
290,000	6.000%, 8/15/2040[l,m]	338,644

	Total United States	338,644

Uruguay (0.2%)
	Uruguay Government International Bond
40,000	7.875%, 1/15/2033	54,200
272,000	7.625%, 3/21/2036	360,400

	Total Uruguay	414,600

Venezuela (0.6%)
	Petroleos de Venezuela SA
110,000	5.000%, 10/28/2015	65,725
307,400	5.250%, 4/12/2017	181,366
280,000	8.500%, 11/2/2017[f,h,m]	196,778
	Venezuela Government International Bond
140,000	5.750%, 2/26/2016	99,750
80,000	13.625%, 8/15/2018	76,640
30,000	7.000%, 12/1/2018	20,250
50,000	7.750%, 10/13/2019	33,925
392,000	6.000%, 12/9/2020	233,632
400,000	8.250%, 10/13/2024	259,000

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Venezuela (0.6%) - continued
$320,000	7.650%, 4/21/2025	$194,560
20,000	9.250%, 5/7/2028	13,260

	Total Venezuela	1,374,886

	Total Long-Term Fixed Income (cost $20,439,352)	22,083,481

Principal Amount	Short-Term Investments (4.6%)[n]	Value
	Charta, LLC
3,455,000	0.220%, 11/1/2010	3,455,000
	Federal Home Loan Mortgage Corporation Discount Notes
400,000	0.200%, 3/14/2011[o]	399,710
	GOVCO, Inc.
2,635,000	0.220%, 11/1/2010	2,635,000
	Nieuw Amsterdam Receivables Corporation
3,065,000	0.220%, 11/1/2010	3,065,000
	Ranger Funding Company
2,155,000	0.220%, 11/1/2010	2,155,000

	Total Short-Term Investments (at amortized cost)	11,709,710

	Total Investments (cost $220,255,745) 99.6%	$253,649,377

	Other Assets and Liabilities, Net 0.4%	896,086

	Total Net Assets 100.0%	$254,545,463

a	Non-income producing security.
b	Principal amount is displayed in Argentine Pesos.
c	Principal amount is displayed in Euros.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2010.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $1,086,253 or 0.4% of total net assets.
g	Principal amount is displayed in Chilean Pesos.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Principal amount is displayed in Egyptian Pounds. Security is linked to Egyptian Government Bonds due November 2, 2010. j Principal amount is displayed in Mexican Pesos.

The accompanying Notes to Financial Statements are an integral part of this schedule.
111

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

k	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of October 31, 2010.

Security	Acquisition Date	Amortized Cost
Sri Lanka Government International Bond	9/27/2010	$100,000

l	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
m	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
o	At October 31, 2010, $399,710 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,476,611
Gross unrealized depreciation	(3,690,603)

Net unrealized appreciation (depreciation)	$31,786,008

Cost for federal income tax purposes	$221,863,369

The accompanying Notes to Financial Statements are an integral part of this schedule.
112

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	33,437,564	—	33,437,564	—
Consumer Staples	21,248,558	1,043,290	20,205,268	—
Energy	14,100,989	3,433,355	10,667,634	—
Financials	36,051,441	3,467,019	32,584,422	—
Health Care	17,886,858	275,070	17,611,788	—
Industrials	38,175,271	357,840	37,817,431	—
Information Technology	16,378,699	470,250	15,908,449	—
Materials	26,998,634	2,148,205	24,850,429	—
Telecommunications Services	10,859,957	1,440,584	9,419,373	—
Utilities	4,718,215	—	4,718,215	—

Long-Term Fixed Income
Basic Materials	335,764	—	236,144	99,620
Communications Services	129,806	—	129,806	—
Consumer Cyclical	218,267	—	218,267	—
Consumer Non-Cyclical	2,857	—	2,857	—
Energy	1,977,389	—	1,780,611	196,778
Financials	1,127,674	—	789,030	338,644
Foreign Government	18,031,664	—	18,031,664	—
Industrials	10,038	—	10,038	—
Transportation	150,313	—	150,313	—
Utilities	99,709	—	99,709	—
Short-Term Investments	11,709,710	—	11,709,710	—

Total	$253,649,377	$12,635,613	$240,378,722	$635,042

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	140,230	140,230	—	—
Foreign Currency Forward Contracts	33,677	—	33,677	—

Total Asset Derivatives	$173,907	$140,230	$33,677	—

Liability Derivatives
Foreign Currency Forward Contracts	115,250	—	115,250	—

Total Liability Derivatives	$115,250	$—	$115,250	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income
Basic Materials	—	—	1,381	98,239	—	—	—	99,620
Energy	—	—	888	195,890	—	—	—	196,778
Financials	—	—	(885)	339,529	—	—	—	338,644

Total	$—	$—	$1,384	$633,658	$—	$—	$—	$635,042

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of $1,244

The accompanying Notes to Financial Statements are an integral part of this schedule.
113

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

Futures Contracts		Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures		49	December 2010	$3,817,010	$3,957,240	$140,230
Total Futures Contracts						$140,230

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	SSB	6,340	11/3/2010	$6,223	$6,210	($13)
British Pound	SSB	58,580	11/1/2010 -11/3/2010	93,468	93,864	396
Chinese Yuan	BB	2,736,048	3/17/2011	406,696	413,360	6,664
Chinese Yuan	MSC	1,385,072	3/17/2011	208,000	209,256	1,256
Euro	JPM	56,910	11/1/2010	78,798	79,206	408
Euro	SSB	156,411	11/1/2010 -11/3/2010	217,175	217,692	517
Euro	BB	172,972	11/2/2010	239,636	240,741	1,105
Indian Rupee	CITI	4,782,750	1/18/2011	105,000	106,066	1,066
Israeli Shekel	HSBC	378,770	12/15/2010	100,438	104,139	3,701
Israeli Shekel	BB	446,611	12/15/2010	124,000	122,791	(1,209)
Malaysian Ringgit	UBS	324,818	1/18/2011	105,000	103,883	(1,117)
Mexican Peso	SSB	1,575,307	11/24/2010	124,703	127,384	2,681
Philippines Peso	CITI	4,588,733	1/18/2011	105,415	106,091	676
Polish Zloty	JPM	306,050	12/15/2010	98,396	107,101	8,705
Russian Ruble	BB	3,707,835	11/8/2010	123,000	120,137	(2,863)
Russian Ruble	CITI	7,407,750	11/8/2010	249,000	240,018	(8,982)
South African Rand	DB	422,667	11/10/2010	60,542	60,273	(269)
South African Rand	JPM	2,768,610	11/10/2010	400,499	394,811	(5,688)
Swiss Franc	SSB	260,352	11/1/2010	263,248	264,558	1,310
Turkish Lira	BB	155,820	12/15/2010	105,000	107,785	2,785

Total Purchases				$3,214,237	$3,225,366	$11,129

Sales
Brazilian Real	UBS	522,000	1/18/2011	$299,226	$302,445	($3,219)
British Pound	SSB	37,457	11/1/2010 - 11/2/2010	59,398	60,017	(619)
Chilean Peso	HSBC	124,450,912	11/8/2010	256,468	254,298	2,170
Euro	SSB	73,196	11/1/2010	100,579	101,874	(1,295)
Euro	CITI	306,000	12/15/2010	388,366	425,576	(37,210)
Euro	JPM	438,664	11/26/2010	607,074	610,233	(3,159)
Euro	BB	172,972	11/26/2010	239,568	240,624	(1,056)
Japanese Yen	SSB	3,206,521	11/1/2010 - 11/2/2010	39,279	39,847	(568)
Mexican Peso	BB	344,241	12/15/2010	27,316	27,794	(478)
Mexican Peso	DB	6,455,308	12/15/2010	489,373	521,192	(31,819)
Singapore Dollar	SSB	393,732	11/1/2010 - 11/3/2010	302,981	304,205	(1,224)
South African Rand	MSC	3,346,000	11/10/2010	463,982	477,148	(13,166)
Swiss Franc	SSB	210,351	11/1/2010	212,690	213,749	(1,059)

Total Sales				$3,486,300	$3,579,002	($92,702)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($81,573)

Counterparty

BB	-	Barclays Bank
CITI	-	Citibank
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.

The accompanying Notes to Financial Statements are an integral part of this schedule.
114

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$140,230
Total Equity Contracts		140,230

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	33,677
Total Foreign Exchange Contracts		33,677

Total Asset Derivatives		$173,907

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	115,250
Total Foreign Exchange Contracts		115,250

Total Liability Derivatives		$115,250

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(427,863)

Total Equity Contracts		(427,863)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	102,140

Total Foreign Exchange Contracts		102,140

Total		($325,723)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	222,857
Total Equity Contracts		222,857
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(88,067)

Total Foreign Exchange Contracts		(88,067)

Total		$134,790

The accompanying Notes to Financial Statements are an integral part of this schedule.
115

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2010

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,971,188	1.1%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$6,770,441	3.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$7,882,106	$10,558,224	$18,440,330	—	$—	$—
Total Value and Income Earned	7,882,106				—	—

The accompanying Notes to Financial Statements are an integral part of this schedule.
116

Partner International Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (98.8%)	Value
Australia (4.8%)
66,627	Australia & New Zealand Banking Group, Ltd.	$1,625,440
219,136	BHP Billiton, Ltd.	9,054,767
24,312	Cochlear, Ltd.	1,693,567
110,390	Iluka Resources, Ltd.[a]	730,624
67,083	Newcrest Mining, Ltd.	2,639,912
84,960	Ramsay Health Care, Ltd.	1,303,610
25,607	Rio Tinto, Ltd.	2,083,912
42,280	Westpac Banking Corporation	941,425
57,014	Woolworths, Ltd.	1,582,726

	Total Australia	21,655,983

Belgium (1.1%)
37,488	Anheuser-Busch InBev NV	2,354,356
2,024	Bekaert SA	620,451
43,090	Umicore	2,030,346

	Total Belgium	5,005,153

Bermuda (0.1%)
41,000	Orient Overseas International, Ltd.	360,311

	Total Bermuda	360,311

Brazil (0.8%)
53,900	Petroleo Brasileiro SA ADR	1,839,068
60,300	Vale SA SP ADR	1,938,042

	Total Brazil	3,777,110

Canada (4.9%)
20,145	Agnico-Eagle Mines, Ltd.[b]	1,562,378
20,041	Agrium, Inc.	1,772,820
17,375	Bank of Montreal[b]	1,026,077
69,544	Brookfield Asset Management, Inc.[b]	2,064,705
57,646	Brookfield Properties Corporation[b]	995,904
23,470	Calfrac Well Services, Ltd.	590,029
12,168	Canadian Imperial Bank of Commerce[b]	933,329
41,202	Canadian National Railway Company	2,668,697
57,914	CGI Group, Inc.[a]	890,941
104,882	Eldorado Gold Corporation[b]	1,775,970
32,660	Enbridge, Inc.[b]	1,806,404
6,800	George Weston, Ltd.	546,387
8,960	Inmet Mining Corporation	535,720
114,635	Kinross Gold Corporation	2,062,509
23,900	Riocan Real Estate Investment Trust	540,146
12,752	Saputo, Inc.	487,374
16,773	Suncor Energy, Inc.	537,446
10,371	Toronto-Dominion Bank	746,887
43,540	Trican Well Service, Ltd.	754,767

	Total Canada	22,298,490

Cayman Islands (0.3%)
55,580	Subsea 7, Inc.[a]	1,171,748

	Total Cayman Islands	1,171,748

China (1.6%)
8,242,800	Bank of China, Ltd.	4,950,805

Shares	Common Stock (98.8%)	Value
China (1.6%) - continued
4,417,800	Huaneng Power International, Inc.	$2,527,185

	Total China	7,477,990

Denmark (1.4%)
13,383	Carlsberg AS	1,463,169
6,568	Coloplast AS	813,314
10,326	Danisco AS	890,677
31,538	Novo Nordisk AS	3,311,548

	Total Denmark	6,478,708

Finland (1.3%)
9,681	Kesko Oyj	480,405
22,070	Kone Oyj	1,182,433
47,309	Sampo Oyj	1,324,757
131,799	Stora Enso Oyj	1,309,553
42,851	UPM-Kymmene Oyj	711,977
10,125	Wartsila Corporation	710,032

	Total Finland	5,719,157

France (7.7%)
231,000	AXA SA	4,212,688
7,146	BNP Paribas SA	522,693
106,100	Cap Gemini SA	5,416,165
10,816	Christian Dior SA	1,565,220
57,278	Compagnie de Saint-Gobain	2,691,022
13,593	Faurecia[a]	368,740
20,558	L’Oreal SA	2,414,791
34,130	Renault SAa	1,905,342
31,363	Rhodia SA	874,362
19,715	Safran SA	625,455
9,486	Societe Generale	568,818
111,166	Total SA	6,051,144
11,200	Unibail-Rodamco[a]	2,336,820
19,966	Valeo SAa	1,079,234
152,700	Vivendi SA	4,363,353

	Total France	34,995,847

Germany (5.1%)
33,932	Adidas AG	2,210,034
26,118	BASF SE	1,899,060
15,197	Continental AGa	1,319,408
117,821	Daimler AGa	7,758,903
26,077	Henkel AG & Company KGaA	1,538,126
51,093	ProSiebenSat.1 Media AG	1,345,620
57,138	SAP AG ADR	2,976,798
35,077	Siemens AG	4,002,771

	Total Germany	23,050,720

Hong Kong (2.8%)
241,200	AIA Group, Ltd.[a]	717,255
240,000	Cathay Pacific Airways, Ltd.	646,622
20,200	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 6/1/2011[a]	7,818
637,700	Hutchison Whampoa, Ltd.	6,298,021
1,939,900	New World Development
	Company, Ltd.	3,844,687
181,000	Wharf Holdings, Ltd.	1,191,740

	Total Hong Kong	12,706,143

Indonesia (0.5%)
1,672,700	PT Telekomunikasi Indonesia	1,698,094

The accompanying Notes to Financial Statements are an integral part of this schedule.
117

Partner International Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (98.8%)	Value
Indonesia (0.5%) - continued
14,500	Telekomunik Indonesia SP ADR	$585,655

	Total Indonesia	2,283,749

Israel (0.6%)
3,239	Delek Group, Ltd.	903,713
38,967	Teva Pharmaceutical Industries, Ltd.	2,020,875

	Total Israel	2,924,588

Italy (3.4%)
762,700	Enel SPA	4,356,572
133,800	Eni SPA	3,012,781
68,062	Indesit Company SPA	841,563
136,702	Mediaset SPA	1,009,273
41,370	Saipem SPA	1,837,980
3,738,325	Telecom Italia SPA	4,586,407

	Total Italy	15,644,576

Japan (20.4%)
100,100	Aeon Company, Ltd.	1,178,901
60,000	Alps Electric Company, Ltd.	537,613
28,200	Asahi Breweries, Ltd.	568,776
307,000	Bridgestone Corporation	5,495,699
13,200	Canon, Inc.	607,639
206	Central Japan Railway Company	1,558,140
116,000	Chuo Mitsui Trust Holdings, Inc.	418,476
146,000	Daicel Chemical Industries, Ltd.	1,014,196
272,150	Daiichi Sankyo Company, Ltd.	5,767,303
88,800	Daito Trust Construction Company, Ltd.	5,369,788
879,200	Daiwa Securities Group, Inc.	3,584,694
34,600	Denso Corporation	1,075,994
64,000	East Japan Railway Company	3,952,226
149,000	Fujitsu, Ltd.	1,016,397
34,300	Hamamatsu Photonics KK	1,109,429
335,000	Hitachi, Ltd.	1,514,083
18,600	Honda Motor Company, Ltd.	670,507
20,000	Japan Drilling Company, Ltd.	608,718
219,600	Kao Corporation	5,581,564
7,700	Keyence Corporation	1,907,696
10,100	Kyocera Corporation	1,006,589
168,000	Marubeni Corporation	1,055,362
200,000	Mitsubishi Electric Corporation	1,874,431
56,000	Mitsubishi Estate Company, Ltd.	981,033
84,500	Mitsubishi UFJ Financial Group, Inc.	392,165
119,355	MS and AD Insurance Group Holdings, Inc.	2,859,376
179,500	Nippon Suisan Kaisha, Ltd.	571,019
673,800	Nissan Motor Company, Ltd.	5,921,902
49,500	Omron Corporation	1,146,737
14,680	ORIX Corporation	1,337,158
164,500	Resona Holdings, Inc.[b]	1,308,375
86,900	Secom Company, Ltd.	3,953,746
74,300	Sega Sammy Holdings, Inc.	1,212,169
53,900	Shin-Etsu Chemical Company, Ltd.	2,725,508
54,600	Softbank Corporation	1,753,481
37,500	Sony Corporation	1,267,013
228	Sony Financial Holdings, Inc.	792,899
452,000	Sumitomo Corporation	5,722,685
142,600	Sumitomo Electric Industries, Ltd.	1,814,550
907,150	Sumitomo Trust and Banking Company, Ltd.	4,952,859

Shares	Common Stock (98.8%)	Value
Japan (20.4%) - continued
83,200	Suzuki Motor Corporation	$2,030,629
32,000	Takeda Pharmaceutical Company, Ltd.	1,500,040
39,600	Tokyo Electric Power Company, Inc.	945,575
510,000	Tosoh Corporation	1,364,078
287	West Japan Railway Company	1,065,485

	Total Japan	93,092,703

Luxembourg (0.2%)
36,646	Acergy SAb	742,174

	Total Luxembourg	742,174

Netherlands (2.4%)
10,806	Heineken NV	548,561
120,396	Koninklijke (Royal) KPN NV	2,010,739
53,124	Koninklijke (Royal) Philips Electronics NV	1,620,389
98,638	Koninklijke DSM NV	5,278,869
8,485	Nutreco NV	618,114
30,309	Unilever NV	900,079

	Total Netherlands	10,976,751

Norway (1.9%)
38,744	Seadrill, Ltd.	1,176,109
268,111	Statoil ASA	5,856,037
30,182	Yara International ASA	1,591,431

	Total Norway	8,623,577

Singapore (1.5%)
94,000	Fraser and Neave, Ltd.	454,240
152,578	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	15,325
283,850	Keppel Corporation, Ltd.	2,195,424
284,400	Singapore Airlines, Ltd.	3,487,860
514,000	Yangzijiang Shipbuilding Holdings, Ltd.	744,929

	Total Singapore	6,897,778

South Korea (1.7%)
7,400	POSCO	3,054,187
12,980	SK Telecom Company, Ltd.	1,975,628
157,550	SK Telecom Company, Ltd. ADR	2,903,647

	Total South Korea	7,933,462

Spain (2.5%)
221,700	Indra Sistemas SA	4,344,055
1,765	Industria de Diseno Textil SA (Inditex)[b]	1,817,806
186,000	Telefonica SA	5,026,142

	Total Spain	11,188,003

Sweden (1.6%)
112,346	Atlas Copco AB	2,347,814
18,643	Elekta AB	705,154
49,468	Investor AB	1,015,356
130,461	Nordea Bank AB	1,436,451
43,500	Scania AB	924,908
45,491	Svenska Cellulosa AB	705,240

	Total Sweden	7,134,923

The accompanying Notes to Financial Statements are an integral part of this schedule.
118

Partner International Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (98.8%)	Value
Switzerland (12.1%)
61,966	ABB, Ltd.[a]	$1,283,480
71,700	Adecco SA	4,011,536
21,183	Aryzta AG	938,673
38,004	Compagnie Financiere Richemont SA	1,895,474
94,500	Credit Suisse Group	3,911,970
4,351	Givaudan SA	4,483,046
42,285	Holcim, Ltd.	2,634,062
211,179	Nestle SA	11,566,626
138,609	Novartis AG	8,030,969
49,011	Roche Holding AG	7,197,102
6,704	Schindler Holding AG	718,408
4,048	Swatch Group AG	1,547,201
70,422	UBS AGa	1,196,229
23,882	Zurich Financial Services AG	5,844,043

	Total Switzerland	55,258,819

Thailand (1.3%)
233,025	Bangkok Bank Public Company, Ltd.	1,203,507
464,300	PTT pcl	4,703,675

	Total Thailand	5,907,182

United Kingdom (16.8%)
43,041	AMEC plc	748,628
15,784	Anglo American plc	735,401
308,179	ARM Holdings plc	1,799,151
13,717	AstraZeneca plc	689,971
175,617	Babcock International Group plc	1,632,020
854,598	BAE Systems plc	4,717,199
150,609	Barclays plc	661,801
66,028	BG Group plc	1,285,266
81,345	BHP Billiton plc	2,881,563
95,462	British American Tobacco plc	3,636,642
75,916	Burberry Group plc	1,239,665
480,534	Centricia plc	2,556,817
223,117	Compass Group plc	1,828,372
45,849	Croda International plc	1,056,342
31,582	Diageo plc	582,595
237,857	GlaxoSmithKline plc	4,644,634
82,400	HSBC Holdings plc ADR	4,293,865
53,423	IMI plc	675,547
18,967	Imperial Tobacco Group plc	607,442
279,442	J Sainsbury plc	1,744,666
633,315	Lloyds TSB Group plc[a]	696,027
214,200	Pearson plc	3,280,579
140,203	Pennon Group plc	1,399,132
30,821	Petrofac, Ltd.	722,217
51,538	Reckitt Benckiser Group plc	2,879,266
58,145	Rio Tinto plc	3,776,425
73,450	Shire, Ltd.	1,723,609
103,919	Standard Chartered plc	3,005,758
12,989	Standard Chartered plc Rights, 12.80 GBP, expires 11/8/2010[a]	109,369
858,367	Tesco plc	5,874,057
49,947	Unilever plc	1,439,956
2,135,087	Vodafone Group plc	5,835,996
29,140	Whitbread plc	790,483
543,300	WPP plc	6,313,458

Shares	Common Stock (98.8%)	Value
United Kingdom (16.8%) - continued
46,884	WS Atkins plc	$566,071

	Total United Kingdom	76,429,990

	Total Common Stock (cost $397,702,778)	449,735,635

Shares	Collateral Held for Securities Loaned (4.2%)	Value
19,253,447	Thrivent Financial Securities Lending Trust	19,253,447

	Total Collateral Held for Securities Loaned (cost $19,253,447)	19,253,447

Principal Amount	Short-Term Investments (1.0%)[c]	Value
4,405,000	Ranger Funding Company 0.220%, 11/1/2010	4,405,000

	Total Short-Term Investments (at amortized cost)	4,405,000

	Total Investments (cost $421,361,225) 104.0%	$473,394,082

	Other Assets and Liabilities, Net (4.0%)	(18,272,415)

	Total Net Assets 100.0%	$455,121,667

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,706,596
Gross unrealized depreciation	(12,214,020)

Net unrealized appreciation (depreciation)	$48,492,576

Cost for federal income tax purposes	$424,901,506

The accompanying Notes to Financial Statements are an integral part of this schedule.
119

Partner International Stock Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Partner International Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	64,777,325	—	64,777,325	—
Consumer Staples	52,279,252	—	52,279,252	—
Energy	23,829,798	1,839,068	21,990,730	—
Financials	69,347,250	4,293,865	65,053,385	—
Health Care	40,292,373	—	40,292,373	—
Industrials	70,092,640	—	70,092,640	—
Information Technology	28,165,362	—	28,165,362	—
Materials	64,544,046	1,938,042	62,606,004	—
Telecommunications Services	24,622,308	3,489,302	21,133,006	—
Utilities	11,785,281	—	11,785,281	—
Collateral Held for Securities Loaned	19,253,447	19,253,447	—	—
Short-Term Investments	4,405,000	—	4,405,000	—

Total	$473,394,082	$30,813,724	$442,580,358	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	5,501	—	5,501	—

Total Asset Derivatives	$5,501	$—	$5,501	$—

Liability Derivatives
Foreign Currency Forward Contracts	6,091	—	6,091	—

Total Liability Derivatives	$6,091	$—	$6,091	$—

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Euro	SSB	427,466	11/1/2010 - 11/3/2010	$593,513	$594,941	$1,428
Swiss Franc	SSB	701,503	11/1/2010	709,306	712,838	3,532

Total Purchases				$1,302,819	$1,307,779	$4,960

Sales
Singapore Dollar	SSB	658,401	11/1/2010 - 11/3/2010	$506,162	$508,693	($2,531)
Swiss Franc	SSB	599,783	11/1/2010	606,454	609,473	(3,019)

Total Sales				$1,112,616	$1,118,166	($5,550)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($590)

Counterparty

SSB	-	State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.
120

Partner International Stock Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	5,501
Total Foreign Exchange Contracts		5,501

Total Asset Derivatives		$5,501

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	6,091
Total Foreign Exchange Contracts		6,091

Total Liability Derivatives		$6,091

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(388,864)

Total Foreign Exchange Contracts		(388,864)

Total		($388,864)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	23,785

Total Foreign Exchange Contracts		23,785

Total		$23,785

The following table presents Partner International Stock Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$6,116,877	1.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.
121

Partner International Stock Fund

Schedule of Investments as of October 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$1,759,004	$4,505,139	$6,264,143	—	$—	$—
Thrivent Financial Securities Lending Trust	—	116,373,341	97,119,894	19,253,447	19,253,447	232,570
Total Value and Income Earned	1,759,004				19,253,447	232,570

The accompanying Notes to Financial Statements are an integral part of this schedule.
122

Large Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (15.3%)
21,050	Abercrombie & Fitch Company	$902,203
18,241	Amazon.com, Inc.[a]	3,012,319
60,600	Carnival Corporation	2,616,102
33,250	Discovery Communications, Inc.[a]	1,483,282
128,800	Expedia, Inc.	3,728,760
214,050	Ford Motor Company[a]	3,024,526
62,332	Kohl’s Corporation[a]	3,191,398
32,400	Las Vegas Sands Corporation[a,b]	1,486,512
62,750	Marriott International, Inc.	2,324,888
50,350	McDonald’s Corporation	3,915,719
186,100	MGM Resorts International[a,c]	2,034,073
37,950	NIKE, Inc.	3,090,648
30,850	Nordstrom, Inc.	1,188,034
69,400	OfficeMax, Inc.[a]	1,228,380
115,000	Starbucks Corporation	3,275,200
91,500	TJX Companies, Inc.	4,198,935
46,050	Urban Outfitters, Inc.[a]	1,416,959
167,100	Walt Disney Company	6,033,981
9,700	Wynn Resorts, Ltd.	1,039,549

	Total Consumer Discretionary	49,191,468

Consumer Staples (5.1%)
55,450	Avon Products, Inc.	1,688,452
52,850	Kraft Foods, Inc.	1,705,470
48,950	Kroger Company	1,076,900
93,232	PepsiCo, Inc.	6,088,050
42,200	Philip Morris International, Inc.	2,468,700
62,750	Wal-Mart Stores, Inc.	3,399,167

	Total Consumer Staples	16,426,739

Energy (7.7%)
62,850	Baker Hughes, Inc.	2,911,840
66,450	Denbury Resources, Inc.[a]	1,130,979
20,500	EOG Resources, Inc.	1,962,260
33,300	Halliburton Company	1,060,938
78,350	Occidental Petroleum Corporation	6,160,661
20,050	Pioneer Natural Resources Company	1,399,490
85,389	Schlumberger, Ltd.	5,967,837
19,200	Superior Energy Services, Inc.[a]	530,304
74,500	Ultra Petroleum Corporation[a]	3,065,675
5,700	Whiting Petroleum Corporation[a]	572,508

	Total Energy	24,762,492

Financials (6.2%)
124,550	American Express Company	5,163,843
49,100	Fifth Third Bancorp	616,696
20,871	Goldman Sachs Group, Inc.	3,359,187
37,664	IntercontinentalExchange, Inc.[a]	4,326,464
136,250	Itau Unibanco Holding SA ADR	3,346,300
31,600	NASDAQ OMX Group, Inc.[a]	664,232
181,450	Regions Financial Corporation	1,143,135
32,850	State Street Corporation	1,371,816

	Total Financials	19,991,673

Health Care (12.2%)
57,450	Abbott Laboratories	2,948,334
55,869	Allergan, Inc.	4,045,474
18,200	Amgen, Inc.[a]	1,040,858
101,090	Celgene Corporation[a]	6,274,656
26,000	Express Scripts, Inc.[a,b]	1,261,520
9,550	Genzyme Corporation[a]	688,842

Shares	Common Stock (97.5%)	Value
Health Care (12.2%) - continued
53,978	Gilead Sciences, Inc.[a]	$2,141,307
40,150	Hospira, Inc.[a]	2,388,122
70,551	Medco Health Solutions, Inc.[a]	3,706,044
46,150	St. Jude Medical, Inc.[a]	1,767,545
94,889	Teva Pharmaceutical Industries, Ltd. ADR	4,924,739
131,797	Thermo Fisher Scientific, Inc.[a]	6,777,002
20,650	United Therapeutics Corporation[a]	1,239,000

	Total Health Care	39,203,443

Industrials (12.2%)
20,350	Boeing Company	1,437,524
24,100	Bucyrus International, Inc.	1,642,656
41,000	Caterpillar, Inc.	3,222,600
22,400	Cummins, Inc.[b]	1,973,440
73,484	Danaher Corporation	3,186,266
231,200	Delta Air Lines, Inc.[a]	3,211,368
46,096	Dover Corporation	2,447,698
49,250	FedEx Corporation	4,320,210
41,050	Fluor Corporation	1,978,199
19,800	Goodrich Corporation	1,624,986
13,550	Navistar International Corporation[a]	652,839
32,400	Norfolk Southern Corporation	1,992,276
26,800	Siemens AG ADR	3,063,508
78,750	Southwest Airlines Company	1,083,600
37,450	Union Pacific Corporation	3,283,616
26,050	United Parcel Service, Inc.	1,754,207
30,000	United Technologies Corporation	2,243,100

	Total Industrials	39,118,093

Information Technology (34.8%)
36,550	Accenture plc	1,634,150
62,150	Adobe Systems, Inc.[a]	1,749,523
76,752	Apple, Inc.[a]	23,092,374
10,950	Baidu.com, Inc. ADR[a]	1,204,610
56,950	Broadcom Corporation	2,320,143
426,152	Cisco Systems, Inc.[a]	9,729,050
51,050	Cognizant Technology Solutions Corporation[a]	3,327,949
219,106	EMC Corporation[a]	4,603,417
8,150	Equinix, Inc.[a]	686,556
7,400	F5 Networks, Inc.[a]	870,980
20,853	Google, Inc.[a]	12,782,680
129,000	Hewlett-Packard Company	5,425,740
51,679	Intel Corporation	1,037,198
88,850	Juniper Networks, Inc.[a]	2,877,851
135,050	Marvell Technology Group, Ltd.[a]	2,607,816
417,700	Microsoft Corporation	11,127,528
99,250	NVIDIA Corporation[a]	1,193,977
171,514	Oracle Corporation	5,042,512
111,650	QUALCOMM, Inc.	5,038,765
105,200	Visa, Inc.	8,223,484
41,250	VMware, Inc.[a]	3,153,975
110,700	Western Union Company	1,948,320
78,950	Xilinx, Inc.	2,116,650

	Total Information Technology	111,795,248

Materials (2.0%)
11,550	CF Industries Holdings, Inc.	1,415,221
15,872	Freeport-McMoRan Copper & Gold, Inc.	1,502,761
56,650	International Paper Company	1,432,112

The accompanying Notes to Financial Statements are an integral part of this schedule.
123

Large Cap Growth Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.5%)	Value
Materials (2.0%) - continued
34,950	Newmont Mining Corporation	$2,127,407

	Total Materials	6,477,501

Telecommunications Services (2.0%)
19,150	American Tower Corporation[a]	988,331
73,950	NII Holdings, Inc.[a]	3,091,850
57,500	SBA Communications Corporation[a]	2,257,450

	Total Telecommunications Services	6,337,631

	Total Common Stock (cost $279,634,898)	313,304,288

Shares	Collateral Held for Securities Loaned (0.6%)	Value
2,018,813	Thrivent Financial Securities Lending Trust	2,018,813

	Total Collateral Held for Securities Loaned (cost $2,018,813)	2,018,813

Principal Amount	Short-Term Investments (3.7%)[d]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.150%, 11/12/2010	4,999,771
	Nieuw Amsterdam Receivables Corporation
6,645,000	0.220%, 11/1/2010	6,645,000

	Total Short-Term Investments (at amortized cost)	11,644,771

	Total Investments (cost $293,298,482) 101.8%	$326,967,872

	Other Assets and Liabilities, Net (1.8%)	(5,678,140)

	Total Net Assets 100.0%	$321,289,732

a	Non-income producing security.
b	All or a portion of the security was earmarked to cover written options.
c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,619,004
Gross unrealized depreciation	(3,662,540)

Net unrealized appreciation (depreciation)	$29,956,464

Cost for federal income tax purposes	$297,011,408

The accompanying Notes to Financial Statements are an integral part of this schedule.
124

Large Cap Growth Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Large Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	49,191,468	49,191,468	—	—
Consumer Staples	16,426,739	16,426,739	—	—
Energy	24,762,492	24,762,492	—	—
Financials	19,991,673	19,991,673	—	—
Health Care	39,203,443	39,203,443	—	—
Industrials	39,118,093	39,118,093	—	—
Information Technology	111,795,248	111,795,248	—	—
Materials	6,477,501	6,477,501	—	—
Telecommunications Services	6,337,631	6,337,631	—	—
Collateral Held for Securities Loaned	2,018,813	2,018,813	—	—
Short-Term Investments	11,644,771	—	11,644,771	—

Total	$326,967,872	$315,323,101	$11,644,771	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Call Options Written	7,083	7,083	—	—

Total Asset Derivatives	$7,083	$7,083	$—	$—

Liability Derivatives
Call Options Written	2,250	2,250	—	—

Total Liability Derivatives	$2,250	$2,250	$—	$—

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Cummins, Inc.	100	$95.00	November 2010	($8,000)	$4,136
Express Scripts, Inc.	126	52.50	November 2010	(2,520)	2,947
Las Vegas Sands Corporation	72	50.00	November 2010	(5,040)	(2,250)
Total Call Options Written				($15,560)	$4,833

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	7,083
Total Equity Contracts		7,083

Total Asset Derivatives		$7,083

Liability Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	2,250
Total Equity Contracts		2,250

Total Liability Derivatives		$2,250

The accompanying Notes to Financial Statements are an integral part of this schedule.
125

Large Cap Growth Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	168,807

Total Equity Contracts		168,807

Total		$168,807

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	4,833
Total Equity Contracts		4,833

Total		$4,833

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	82

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$61,038	$4,909,163	$4,970,201	—	$—	$—
Thrivent Financial Securities Lending Trust	6,482,949	70,634,918	75,099,054	2,018,813	2,018,813	12,893
Total Value and Income Earned	6,543,987				2,018,813	12,893

The accompanying Notes to Financial Statements are an integral part of this schedule.
126

Large Cap Value Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (9.5%)
72,966	Carnival Corporation	$3,149,943
546,340	Dana Holding Corporation[a]	7,730,711
247,742	Macy’s, Inc.	5,856,621
64,520	Omnicom Group, Inc.	2,836,299
181,860	Target Corporation	9,445,808
136,450	Time Warner Cable, Inc.	7,896,362
316,996	Walt Disney Company	11,446,726

	Total Consumer Discretionary	48,362,470

Consumer Staples (8.0%)
172,570	Avon Products, Inc.	5,254,757
543,016	Kraft Foods, Inc.	17,523,126
265,806	Philip Morris International, Inc.	15,549,651
77,020	Unilever NV ADR	2,286,724

	Total Consumer Staples	40,614,258

Energy (12.7%)
127,734	Apache Corporation	12,903,689
236,720	Baker Hughes, Inc.	10,967,237
198,016	Chevron Corporation	16,358,102
88,006	ConocoPhillips	5,227,556
250,670	ENSCO International plc ADR	11,616,048
91,700	Occidental Petroleum
	Corporation	7,210,371

	Total Energy	64,283,003

Financials (20.3%)
85,400	ACE, Ltd.	5,074,468
75,782	Allstate Corporation	2,310,593
188,690	Ameriprise Financial, Inc.	9,753,386
348,058	Bank of America Corporation	3,981,784
89,360	Chubb Corporation	5,184,667
2,484,960	Citigroup, Inc.[a]	10,362,283
293,290	Comerica, Inc.	10,493,916
18,602	Everest Re Group, Ltd.	1,567,777
270,426	Fifth Third Bancorp	3,396,551
23,240	Franklin Resources, Inc.	2,665,628
48,520	Goldman Sachs Group, Inc.	7,809,294
313,788	J.P. Morgan Chase & Company	11,807,842
198,894	Morgan Stanley	4,946,494
72,080	Northern Trust Corporation	3,577,330
268,764	Principal Financial Group, Inc.	7,213,626
52,972	SVB Financial Group[a]	2,295,806
73,518	Travelers Companies, Inc.	4,058,194
68,440	Vanguard REIT ETF[b]	3,733,402
103,310	Wells Fargo & Company	2,694,325

	Total Financials	102,927,366

Health Care (10.9%)
92,660	Abbott Laboratories	4,755,311
86,020	C.R. Bard, Inc.	7,149,982
184,200	Covidien, Ltd.	7,344,054
83,688	Johnson & Johnson	5,328,415
185,030	Novartis AG ADR[b]	10,722,489
419,398	UnitedHealth Group, Inc.	15,119,298
96,100	Zimmer Holdings, Inc.[a]	4,558,984

	Total Health Care	54,978,533

Industrials (15.0%)
71,108	3M Company	5,988,716
38,690	Avery Dennison Corporation	1,406,381
71,450	Boeing Company	5,047,228
82,270	Caterpillar, Inc.	6,466,422

Shares	Common Stock (97.7%)	Value
Industrials (15.0%) - continued
73,420	Eaton Corporation	$6,521,899
156,090	Emerson Electric Company	8,569,341
50,540	Fluor Corporation	2,435,523
69,510	General Dynamics Corporation	4,735,021
402,580	General Electric Company	6,449,331
118,600	Honeywell International, Inc.	5,587,246
92,992	Ingersoll-Rand plc	3,655,515
133,760	Norfolk Southern Corporation	8,224,902
123,630	Textron, Inc.[b]	2,573,977
76,206	United Technologies Corporation	5,697,923
57,550	WESCO International, Inc.[a]	2,464,291

	Total Industrials	75,823,716

Information Technology (8.9%)
101,642	Avnet, Inc.[a]	3,026,899
180,800	EMC Corporation[a]	3,798,608
71,804	International Business Machines Corporation	10,311,054
261,010	Oracle Corporation	7,673,694
107,944	Tyco Electronics, Ltd.	3,419,666
1,027,670	Xerox Corporation	12,023,739
184,960	Xilinx, Inc.	4,958,778

	Total Information Technology	45,212,438

Materials (4.8%)
96,430	Allegheny Technologies, Inc.	5,080,896
405,592	E.I. du Pont de Nemours and Company	19,176,390

	Total Materials	24,257,286

Telecommunications Services (3.9%)
261,506	AT&T, Inc.	7,452,921
384,200	Verizon Communications, Inc.	12,474,974

	Total Telecommunications Services	19,927,895

Utilities (3.7%)
243,530	American Electric Power Company, Inc.	9,117,763
199,390	Duke Energy Corporation	3,630,892
31,748	Entergy Corporation	2,366,179
154,676	Xcel Energy, Inc.	3,690,569

	Total Utilities	18,805,403

	Total Common Stock (cost $437,216,080)	495,192,368

Shares	Collateral Held for Securities Loaned (3.4%)	Value
17,426,288	Thrivent Financial Securities Lending Trust	17,426,288

	Total Collateral Held for Securities Loaned (cost $17,426,288)	17,426,288

Principal Amount	Short-Term Investments (2.3%)[c]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.145%, 11/19/2010	4,999,637

The accompanying Notes to Financial Statements are an integral part of this schedule.
127

Large Cap Value Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Short-Term Investments (2.3%)[c]	Value
	Nieuw Amsterdam Receivables Corporation
6,715,000	0.220%, 11/1/2010	$6,715,000

	Total Short-Term Investments (at amortized cost)	11,714,637

	Total Investments (cost $466,357,005) 103.4%	$524,333,293

	Other Assets and Liabilities, Net (3.4%)	(17,215,705)

	Total Net Assets 100.0%	$507,117,588

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$65,910,827
Gross unrealized depreciation	(8,494,697)

Net unrealized appreciation (depreciation)	$57,416,130

Cost for federal income tax purposes	$466,917,163

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Large Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	48,362,470	48,362,470	—	—
Consumer Staples	40,614,258	40,614,258	—	—
Energy	64,283,003	64,283,003	—	—
Financials	102,927,366	102,927,366	—	—
Health Care	54,978,533	54,978,533	—	—
Industrials	75,823,716	75,823,716	—	—
Information Technology	45,212,438	45,212,438	—	—
Materials	24,257,286	24,257,286	—	—
Telecommunications Services	19,927,895	19,927,895	—	—
Utilities	18,805,403	18,805,403	—	—
Collateral Held for Securities Loaned	17,426,288	17,426,288	—	—
Short-Term Investments	11,714,637	—	11,714,637	—

Total	$524,333,293	$512,618,656	$11,714,637	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
128

Large Cap Value Fund

Schedule of Investments as of October 31, 2010

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$129,108	$—	$129,108	—	$—	$9
Thrivent Financial Securities Lending Trust	6,903,957	120,674,731	110,152,400	17,426,288	17,426,288	10,378
Total Value and Income Earned	7,033,065				17,426,288	10,387

The accompanying Notes to Financial Statements are an integral part of this schedule.
129

Large Cap Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (11.2%)
190,354	Carnival Corporation[a]	$8,217,582
861,580	Dana Holding Corporation[b]	12,191,357
600,800	Expedia, Inc.	17,393,160
306,500	Kohl’s Corporation[b,c]	15,692,800
397,470	Macy’s, Inc.	9,396,191
100,000	McDonald’s Corporation	7,777,000
975,100	MGM Resorts International[b,c]	10,657,843
101,660	Omnicom Group, Inc.	4,468,974
386,400	Starbucks Corporation	11,004,672
283,560	Target Corporation	14,728,106
212,710	Time Warner Cable, Inc.	12,309,528
347,900	TJX Companies, Inc.	15,965,131
431,500	Urban Outfitters, Inc.[b]	13,277,255
1,122,290	Walt Disney Company	40,525,892
	Total Consumer Discretionary	193,605,491

Consumer Staples (9.3%)
65,500	Altria Group, Inc.	1,665,010
524,760	Avon Products, Inc.	15,978,942
181,900	Coca-Cola Company	11,154,108
224,400	Colgate-Palmolive Company	17,305,728
82,200	Kellogg Company	4,131,372
853,960	Kraft Foods, Inc.	27,557,289
212,400	PepsiCo, Inc.	13,869,720
578,689	Philip Morris International, Inc.	33,853,307
332,100	Procter & Gamble Company	21,111,597
236,900	Wal-Mart Stores, Inc.	12,832,873
	Total Consumer Staples	159,459,946

Energy (10.3%)
198,300	Apache Corporation	20,032,266
753,460	Baker Hughes, Inc.	34,907,802
393,440	Chevron Corporation	32,502,078
396,150	ENSCO International plc ADR	18,357,591
473,550	Occidental Petroleum Corporation	37,235,236
250,239	Schlumberger, Ltd.	17,489,204
405,450	Ultra Petroleum Corporation[b]	16,684,268
	Total Energy	177,208,445

Financials (13.9%)
133,620	ACE, Ltd.	7,939,700
574,900	American Express Company[a]	23,835,354
296,930	Ameriprise Financial, Inc.	15,348,312
539,650	Bank of America Corporation	6,173,596
266,170	Chubb Corporation	15,443,183
3,920,470	Citigroup, Inc.[b]	16,348,360
459,580	Comerica, Inc.[c]	16,443,772
715,330	Fifth Third Bancorp	8,984,545
36,240	Franklin Resources, Inc.	4,156,728
156,900	Goldman Sachs Group, Inc.	25,253,055
119,550	IntercontinentalExchange, Inc.[b]	13,732,708
508,100	Itau Unibanco Holding SA ADR	12,478,936
488,438	J.P. Morgan Chase & Company	18,379,922
314,000	Morgan Stanley	7,809,180
229,380	Northern Trust Corporation	11,384,129
421,953	Principal Financial Group, Inc.	11,325,219
640,400	U.S. Bancorp	15,484,872
106,540	Vanguard REIT ETF[c]	5,811,757
162,170	Wells Fargo & Company	4,229,394
	Total Financials	240,562,722

Shares	Common Stock (95.9%)	Value
Health Care (11.5%)
356,630	Abbott Laboratories	$18,302,252
173,300	Allergan, Inc.	12,548,653
134,130	C.R. Bard, Inc.	11,148,886
321,150	Celgene Corporation[b]	19,933,780
286,710	Covidien, Ltd.	11,431,128
167,900	Hospira, Inc.[b]	9,986,692
128,630	Johnson & Johnson	8,189,872
204,396	Medco Health Solutions, Inc.[b]	10,736,922
283,360	Novartis AG ADR[c]	16,420,712
383,400	Teva Pharmaceutical Industries, Ltd. ADR	19,898,460
567,700	Thermo Fisher Scientific, Inc.[b]	29,191,134
659,490	UnitedHealth Group, Inc.	23,774,614
149,580	Zimmer Holdings, Inc.[b]	7,096,075
	Total Health Care	198,659,180

Industrials (12.0%)
113,980	3M Company	9,599,396
67,170	Avery Dennison Corporation	2,441,629
112,930	Boeing Company	7,977,375
129,780	Caterpillar, Inc.	10,200,708
933,000	Delta Air Lines, Inc.[b]	12,959,370
255,750	Dover Corporation	13,580,325
126,630	Eaton Corporation	11,248,543
246,710	Emerson Electric Company	13,544,379
158,500	FedEx Corporation	13,903,620
276,610	Fluor Corporation	13,329,836
634,770	General Electric Company	10,169,015
185,470	Honeywell International, Inc.	8,737,492
346,840	Ingersoll-Rand plc	13,634,280
495,910	Norfolk Southern Corporation	30,493,506
156,200	Siemens AG ADR	17,855,222
194,500	Textron, Inc.[c]	4,049,490
119,800	United Technologies Corporation	8,957,446
90,570	WESCO International, Inc.[b]	3,878,208
	Total Industrials	206,559,840

Information Technology (20.9%)
208,478	Apple, Inc.[b]	62,724,776
1,356,555	Cisco Systems, Inc.[b]	30,970,151
157,100	Cognizant Technology Solutions Corporation[b]	10,241,349
883,020	EMC Corporation[b]	18,552,250
43,200	Equinix, Inc.[b]	3,639,168
56,542	Google, Inc.[b]	34,659,680
475,600	Hewlett-Packard Company	20,003,736
112,680	International Business Machines Corporation	16,180,848
233,100	Juniper Networks, Inc.[b]	7,550,109
708,100	Marvell Technology Group, Ltd.[b]	13,673,411
1,275,100	Microsoft Corporation	33,968,664
409,370	Oracle Corporation	12,035,478
378,400	QUALCOMM, Inc.	17,077,192
361,870	Tyco Electronics, Ltd.	11,464,042
311,800	Visa, Inc.	24,373,406
121,300	VMware, Inc.[b]	9,274,598
1,621,680	Xerox Corporation	18,973,656
588,620	Xilinx, Inc.[c]	15,780,902
	Total Information Technology	361,143,416

Materials (2.4%)
149,120	Allegheny Technologies, Inc.[c]	7,857,133

The accompanying Notes to Financial Statements are an integral part of this schedule.
130

Large Cap Stock Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (95.9%)	Value
Materials (2.4%) - continued
641,001	E.I. du Pont de Nemours and Company	$30,306,527
114,600	International Paper Company	2,897,088

	Total Materials	41,060,748

Telecommunications Services (2.6%)
407,740	AT&T, Inc.	11,620,590
320,400	NII Holdings, Inc.[b]	13,395,924
612,770	Verizon Communications, Inc.	19,896,642

	Total Telecommunications Services	44,913,156

Utilities (1.8%)
636,330	American Electric Power Company, Inc.	23,824,195
208,030	Duke Energy Corporation	3,788,227
161,620	Xcel Energy, Inc.	3,856,253

	Total Utilities	31,468,675

	Total Common Stock (cost $1,455,708,115)	1,654,641,619

Shares	Collateral Held for Securities Loaned (3.9%)	Value
67,901,380	Thrivent Financial Securities Lending Trust	67,901,380

	Total Collateral Held for Securities Loaned (cost $67,901,380)	67,901,380

Principal Amount	Short-Term Investments (4.3%)[d]	Value
	CRC Funding, LLC
13,580,000	0.220%, 11/1/2010	13,580,000
	Federal Home Loan Bank Discount Notes
10,000,000	0.170%, 11/9/2010	9,999,622
10,000,000	0.155%, 11/10/2010	9,999,612
15,000,000	0.155%, 11/19/2010	14,998,838
5,000,000	0.155%, 11/24/2010	4,999,505
	Federal Home Loan Mortgage Corporation Discount Notes
3,700,000	0.200%, 3/14/2011[e]	3,697,321
	GOVCO, Inc.
7,980,000	0.220%, 11/1/2010	7,980,000
	Louis Dreyfus Corporation
8,435,000	0.230%, 11/1/2010	8,435,000

	Total Short-Term Investments (at amortized cost)	73,689,898

	Total Investments (cost $1,597,299,393) 104.1%	$1,796,232,897

	Other Assets and Liabilities, Net (4.1%)	(70,444,699)

	Total Net Assets 100.0%	$1,725,788,198

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	At October 31, 2010, $3,497,466 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$208,465,240
Gross unrealized depreciation	(24,951,842)

Net unrealized appreciation (depreciation)	$183,513,398

Cost for federal income tax purposes	$1,612,719,499

The accompanying Notes to Financial Statements are an integral part of this schedule.
131

Large Cap Stock Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Large Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	193,605,491	193,605,491	—	—
Consumer Staples	159,459,946	159,459,946	—	—
Energy	177,208,445	177,208,445	—	—
Financials	240,562,722	240,562,722	—	—
Health Care	198,659,180	198,659,180	—	—
Industrials	206,559,840	206,559,840	—	—
Information Technology	361,143,416	361,143,416	—	—
Materials	41,060,748	41,060,748	—	—
Telecommunications Services	44,913,156	44,913,156	—	—
Utilities	31,468,675	31,468,675	—	—
Collateral Held for Securities Loaned	67,901,380	67,901,380	—	—
Short-Term Investments	73,689,898	—	73,689,898	—

Total	$1,796,232,897	$1,722,542,999	$73,689,898	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,321,391	1,321,391	—	—
Call Options Written	5,938	5,938	—	—

Total Asset Derivatives	$1,327,329	$1,327,329	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	74	December 2010	$20,503,059	$21,824,450	$1,321,391
Total Futures Contracts					$1,321,391

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures Call Option	100	$1,215.00	November 2010	($35,000)	$3,500
S&P 500 Index Mini-Futures Call Option	250	1,200.00	November 2010	(150,000)	2,438
Total Call Options Written				($185,000)	$5,938

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	5,938
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,321,391
Total Equity Contracts		1,327,329

Total Asset Derivatives		$1,327,329

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.
132

Large Cap Stock Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(1,010,899)
Futures	Net realized gains/(losses) on Futures contracts	17,948,571
Total Equity Contracts		16,937,672

Total		$16,937,672

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	5,938
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,187,976
Total Equity Contracts		1,193,914

Total		$1,193,914

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$82,409,204	4.7%	808
*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$177,525	$1,246,872	$1,424,397	—	$—	$—
Thrivent Financial Securities Lending Trust	51,698,493	505,204,570	489,001,683	67,901,380	67,901,380	71,774
Total Value and Income Earned	51,876,018				67,901,380	71,774

The accompanying Notes to Financial Statements are an integral part of this schedule.
133

Balanced Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (66.2%)	Value
Consumer Discretionary (9.2%)
13,400	Autoliv, Inc.	$955,420
50,000	Carnival Corporation	2,158,500
67,000	Chico’s FAS, Inc.	651,240
102,900	Comcast Corporation	2,117,682
37,900	Cooper Tire & Rubber Company	743,219
19,300	Discovery Communications, Inc.[a]	860,973
15,350	Dollar Tree, Inc.[a]	787,609
67,900	Home Depot, Inc.	2,096,752
109,800	Leapfrog Enterprises, Inc.[a]	613,782
32,100	Macy’s, Inc.	758,844
35,800	Time Warner Cable, Inc.	2,071,746
47,600	TJX Companies, Inc.	2,184,364
59,700	Walt Disney Company	2,155,767
18,300	WMS Industries, Inc.[a]	798,429
	Total Consumer Discretionary	18,954,327

Consumer Staples (6.4%)
72,000	Avon Products, Inc.	2,192,400
23,300	British American Tobacco plc ADR	1,776,159
29,400	Colgate-Palmolive Company	2,267,328
16,700	Herbalife, Ltd.	1,066,462
20,000	Kellogg Company	1,005,200
71,200	Kraft Foods, Inc.	2,297,624
7,912	Procter & Gamble Company	502,966
61,700	Walgreen Company	2,090,396
	Total Consumer Staples	13,198,535

Energy (8.7%)
23,900	Alpha Natural Resources, Inc.[a]	1,079,563
46,300	Baker Hughes, Inc.	2,145,079
26,400	Chevron Corporation	2,180,904
17,900	ENSCO International plc ADR	829,486
20,700	EOG Resources, Inc.	1,981,404
27,800	Forest Oil Corporation[a]	854,294
171,000	International Coal Group, Inc.[a]	961,020
25,300	Occidental Petroleum Corporation	1,989,339
46,200	Peabody Energy Corporation	2,443,980
36,000	Schlumberger, Ltd.	2,516,040
8,500	Whiting Petroleum Corporation[a]	853,740
	Total Energy	17,834,849

Financials (10.0%)
47,000	American Express Company	1,948,620
38,100	Chubb Corporation	2,210,562
461,000	Citigroup, Inc.[a]	1,922,370
148,200	Fifth Third Bancorp	1,861,392
17,100	Franklin Resources, Inc.	1,961,370
29,200	Healthcare Realty Trust, Inc.	704,888
46,700	Host Hotels & Resorts, Inc.	742,063
19,900	Lazard, Ltd.	734,310
85,800	Morgan Stanley	2,133,846
17,300	Nationwide Health Properties, Inc.	706,359
67,900	Ocwen Financial Corporation[a]	585,977
51,700	People’s United Financial, Inc.	636,427
17,900	Potlatch Corporation	609,495
84,200	Principal Financial Group, Inc.	2,259,928
41,200	Texas Capital Bancshares, Inc.[a]	747,780
32,600	Zions Bancorporation[b]	673,516
	Total Financials	20,438,903

Shares	Common Stock (66.2%)	Value
Health Care (7.8%)
39,800	Biogen Idec, Inc.[a,b]	$2,495,858
2,700	C.R. Bard, Inc.	224,424
28,000	Community Health Systems, Inc.[a]	842,240
55,800	Covidien, Ltd.	2,224,746
14,900	Hospira, Inc.[a]	886,252
128,000	Pfizer, Inc.	2,227,200
13,000	Teva Pharmaceutical Industries, Ltd. ADR	674,700
46,000	Thermo Fisher Scientific, Inc.[a]	2,365,320
15,500	United Therapeutics Corporation[a]	930,000
62,200	UnitedHealth Group, Inc.	2,242,310
12,800	Varian Medical Systems, Inc.[a]	809,216
	Total Health Care	15,922,266

Industrials (7.1%)
19,300	BE Aerospace, Inc.[a]	709,468
38,500	CSX Corporation	2,365,825
22,600	FedEx Corporation	1,982,472
38,700	Fluor Corporation	1,864,953
24,750	FTI Consulting, Inc.[a]	877,635
73,800	Manitowoc Company, Inc.	822,132
39,600	Norfolk Southern Corporation	2,435,004
32,600	Old Dominion Freight Line, Inc.[a]	914,430
23,100	Shaw Group, Inc.[a]	705,936
26,600	United Technologies Corporation	1,988,882
	Total Industrials	14,666,737

Information Technology (12.1%)
54,900	Accenture plc	2,454,579
87,778	Atmel Corporation[a]	777,713
24,500	CommVault Systems, Inc.[a]	708,785
107,100	EMC Corporation[a]	2,250,171
7,800	Equinix, Inc.[a]	657,072
114,900	Flextronics International, Ltd.[a]	822,684
57,200	Hewlett-Packard Company	2,405,832
76,400	Microsoft Corporation	2,035,296
54,700	Nuance Communications, Inc.[a]	859,337
20,200	Plantronics, Inc.	724,776
24,400	Polycom, Inc.[a]	824,232
77,100	Teradyne, Inc.[a]	866,604
82,800	Texas Instruments, Inc.	2,448,396
21,492	VMware, Inc.[a]	1,643,278
220,800	Xerox Corporation	2,583,360
164,900	Yahoo!, Inc.[a]	2,722,499
	Total Information Technology	24,784,614

Materials (2.3%)
21,900	Freeport-McMoRan Copper & Gold, Inc.	2,073,492
30,300	Newmont Mining Corporation	1,844,361
10,300	Walter Energy, Inc.[b]	905,988
	Total Materials	4,823,841

Utilities (2.6%)
47,000	American Electric Power Company, Inc.	1,759,680
39,700	Exelon Corporation	1,620,554
27,900	Southwest Gas Corporation	969,804

The accompanying Notes to Financial Statements are an integral part of this schedule.
134

Balanced Fund

Schedule of Investments as of October 31, 2010

Shares	Common Stock (66.2%)	Value
Utilities (2.6%) - continued
40,500	Xcel Energy, Inc.	$966,330

	Total Utilities	5,316,368

	Total Common Stock (cost $121,525,747)	135,940,440

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Asset-Backed Securities (2.0%)
	Carrington Mortgage Loan Trust
150,000	0.406%, 8/25/2036[c]	75,569
	Countrywide Asset-Backed Certificates
314,836	5.549%, 8/25/2021[d]	230,081
	First Horizon ABS Trust
581,601	0.386%, 10/25/2026[c,d]	413,516
	GMAC Mortgage Corporation Loan Trust
655,894	0.436%, 8/25/2035[c,d]	331,586
598,838	0.436%, 12/25/2036[c,d]	319,262
	Goldman Sachs Alternative Mortgage Products Trust
270,342	0.336%, 8/25/2036[c]	249,139
	Green Tree Financial Corporation
310,225	6.330%, 11/1/2029	318,446
	Popular ABS Mortgage Pass-Through Trust
250,000	5.297%, 11/25/2035	227,077
	Renaissance Home Equity Loan Trust
1,258,532	5.608%, 5/25/2036	1,100,342
500,000	5.285%, 1/25/2037	410,183
	Wachovia Asset Securitization, Inc.
752,550	0.396%, 7/25/2037[c,d,e]	506,090

	Total Asset-Backed Securities	4,181,291

Basic Materials (0.9%)
	ArcelorMittal
250,000	6.125%, 6/1/2018	273,414
200,000	5.250%, 8/5/2020	202,359
	Dow Chemical Company
200,000	8.550%, 5/15/2019	256,867
	Gold Fields Orogen Holding BVI, Ltd.
200,000	4.875%, 10/7/2020[f]	196,307
	Noble Group, Ltd.
300,000	6.750%, 1/29/2020[f]	333,507
	Rio Tinto Finance USA, Ltd.
200,000	9.000%, 5/1/2019	281,597
	Vale Overseas, Ltd.
200,000	4.625%, 9/15/2020	207,061

	Total Basic Materials	1,751,112

Capital Goods (0.4%)
	Hutchinson Whampoa Finance, Ltd.
250,000	5.750%, 9/11/2019[f]	276,564
	Republic Services, Inc.
100,000	5.000%, 3/1/2020	108,821
200,000	5.250%, 11/15/2021	221,859

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Capital Goods (0.4%) - continued
	Textron, Inc.
$100,000	7.250%, 10/1/2019	$119,022

	Total Capital Goods	726,266

Collateralized Mortgage Obligations (1.2%)
	Banc of America Mortgage Securities, Inc.
746,191	3.176%, 9/25/2035	638,297
	Bear Stearns Mortgage Funding Trust
205,034	0.536%, 8/25/2036[c]	41,298
	HomeBanc Mortgage Trust
537,895	5.947%, 4/25/2037	352,214
	J.P. Morgan Alternative Loan Trust
544,826	5.292%, 3/25/2036	358,768
	J.P. Morgan Mortgage Trust
152,422	5.695%, 6/25/2036	148,121
	Merrill Lynch Mortgage Investors, Inc.
684,959	2.752%, 6/25/2035	613,199
	Thornburg Mortgage Securities Trust
398,101	0.366%, 11/25/2046[c]	387,814

	Total Collateralized Mortgage Obligations	2,539,711

Commercial Mortgage-Backed Securities (4.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
250,000	5.613%, 6/11/2050	263,498
1,500,000	0.406%, 3/15/2022[c,e]	1,392,588
782,099	4.487%, 2/11/2041	792,853
	Citigroup/Deutsche Bank Commercial Mortgage
250,000	5.322%, 12/11/2049	260,776
	Commercial Mortgage Pass-Through Certificates
1,000,000	0.386%, 12/15/2020[c,e]	853,917
750,000	0.436%, 6/15/2022[c,e]	681,739
	Credit Suisse Mortgage Capital Certificates
1,500,000	0.426%, 10/15/2021[c,f]	1,324,172
	Government National Mortgage Association
692,742	3.214%, 1/16/2040	728,964
	GS Mortgage Securities Corporation II
1,000,000	0.387%, 3/6/2020[c,f]	957,586
275,000	4.761%, 7/10/2039	287,232
	Morgan Stanley Capital I, Inc.
500,000	4.970%, 4/14/2040	523,611
	Wachovia Bank Commercial Mortgage Trust
375,000	5.765%, 7/15/2045	410,879
	WaMu Commercial Mortgage Securities Trust
121,542	3.830%, 1/25/2035[f]	122,508

	Total Commercial Mortgage-Backed Securities	8,600,323

The accompanying Notes to Financial Statements are an integral part of this schedule.
135

Balanced Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Communications Services (1.3%)
	America Movil SAB de CV
$200,000	5.000%, 3/30/2020	$218,597
	American Tower Corporation
200,000	5.050%, 9/1/2020	208,802
	CBS Corporation
200,000	8.875%, 5/15/2019	259,120
	Crown Castle Towers, LLC
200,000	6.113%, 1/15/2020[f]	222,440
200,000	4.883%, 8/15/2020[f]	203,752
	Frontier Communications Corporation
120,000	6.250%, 1/15/2013	127,200
	News America, Inc.
75,000	7.280%, 6/30/2028	85,036
125,000	6.400%, 12/15/2035	135,565
	Rogers Communications, Inc.
280,000	6.750%, 3/15/2015	335,054
40,000	8.750%, 5/1/2032	51,755
	SBA Tower Trust
200,000	5.101%, 4/15/2017[f]	215,122
	Telecom Italia Capital SA
200,000	5.250%, 10/1/2015	219,903
	Time Warner Cable, Inc.
200,000	8.750%, 2/14/2019	266,151
	Verizon Communications, Inc.
100,000	8.950%, 3/1/2039	144,523

	Total Communications Services	2,693,020

Consumer Cyclical (0.6%)
	CVS Caremark Corporation
250,000	6.125%, 9/15/2039	269,411
	Ford Motor Credit Company, LLC
150,000	7.000%, 4/15/2015	165,775
	Nissan Motor Acceptance Corporation
315,000	5.625%, 3/14/2011[f]	320,633
200,000	4.500%, 1/30/2015[f]	213,981
	Wal-Mart Stores, Inc.
230,000	5.875%, 4/5/2027	260,555

	Total Consumer Cyclical	1,230,355

Consumer Non-Cyclical (0.9%)
	Altria Group, Inc.
200,000	9.700%, 11/10/2018	275,887
	AmerisourceBergen Corporation
200,000	4.875%, 11/15/2019	214,567
	Amgen, Inc.
200,000	3.450%, 10/1/2020	200,660
	Anheuser-Busch InBev Worldwide, Inc.
200,000	5.375%, 11/15/2014[f]	225,947
	CareFusion Corporation
150,000	6.375%, 8/1/2019	177,762
	HCA, Inc
150,000	9.250%, 11/15/2016	162,375
	Kraft Foods, Inc.
250,000	5.375%, 2/10/2020	280,091
	Life Technologies Corporation
200,000	4.400%, 3/1/2015	214,046

	Total Consumer Non-Cyclical	1,751,335

Principal Amount	Long-Term Fixed Income (33.6%)	Value

Energy (0.6%)
	CenterPoint Energy Resources Corporation
$300,000	6.125%, 11/1/2017	$346,190
	NuStar Logistics, LP
200,000	4.800%, 9/1/2020	203,431
	ONEOK Partners, LP
200,000	8.625%, 3/1/2019	260,255
	Valero Energy Corporation
200,000	6.125%, 2/1/2020	221,382
	XTO Energy, Inc.
200,000	5.500%, 6/15/2018	237,908

	Total Energy	1,269,166

Financials (6.0%)
	AMB Property, LP
200,000	6.125%, 12/1/2016	224,886
	American Express Company
200,000	7.000%, 3/19/2018	240,230
	Axis Specialty Finance, LLC
250,000	5.875%, 6/1/2020	255,868
	Bank of America Corporation
150,000	6.500%, 8/1/2016	167,263
260,000	5.625%, 7/1/2020	269,604
	Barclays Bank plc
200,000	2.500%, 1/23/2013	205,760
	Barclays Bank plc, Convertible
500,000	1.000%, 6/25/2017[g]	539,600
	Bear Stearns Companies, Inc.
200,000	6.400%, 10/2/2017	233,239
	Blackstone Holdings Finance Company, LLC
150,000	6.625%, 8/15/2019[f]	158,195
	Capital One Bank USA NA
100,000	8.800%, 7/15/2019	126,841
	Capital One Capital V
150,000	10.250%, 8/15/2039	162,750
	Citigroup, Inc.
250,000	2.384%, 8/13/2013[c]	252,030
200,000	6.500%, 8/19/2013	223,158
	CNA Financial Corporation
200,000	6.500%, 8/15/2016	221,370
	Commonwealth Bank of Australia
200,000	3.750%, 10/15/2014[f]	213,605
	Corestates Capital Trust I
375,000	8.000%, 12/15/2026[f]	386,392
	Credit Suisse Securities USA, LLC, Convertible
300,000	1.000%, 4/28/2017[g]	292,020
	Fifth Third Bancorp
200,000	5.450%, 1/15/2017	212,359
	General Electric Capital Corporation
100,000	6.000%, 8/7/2019	112,971
200,000	4.375%, 9/16/2020	201,743
	Goldman Sachs Group, Inc., Convertible
4,750	0.250%, 11/7/2011[h,i]	125,172
500,000	1.000%, 1/31/2015[g]	470,362
	Health Care REIT, Inc.
200,000	6.125%, 4/15/2020	217,511
	HSBC Holdings plc
165,000	6.500%, 5/2/2036	176,264

The accompanying Notes to Financial Statements are an integral part of this schedule.
136

Balanced Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Financials (6.0%) - continued
	International Lease Finance Corporation
$100,000	8.625%, 9/15/2015[f]	$112,500
	J.P. Morgan Chase & Company
200,000	4.950%, 3/25/2020	212,110
	Liberty Property, LP
200,000	5.500%, 12/15/2016	223,502
	Lincoln National Corporation
150,000	8.750%, 7/1/2019	193,419
	Merrill Lynch & Company, Inc.
200,000	6.875%, 4/25/2018	224,471
	Morgan Stanley
200,000	7.300%, 5/13/2019	230,671
200,000	5.500%, 1/26/2020	208,177
	MUFG Capital Finance 1, Ltd.
200,000	6.346%, 7/29/2049[j]	201,645
	Nationwide Building Society
200,000	6.250%, 2/25/2020[f]	219,756
	Nordea Bank AB
200,000	4.875%, 1/27/2020[f]	215,244
	PNC Funding Corporation
200,000	5.125%, 2/8/2020	217,057
	Principal Financial Group, Inc.
200,000	8.875%, 5/15/2019	261,265
	ProLogis
100,000	6.875%, 3/15/2020	108,663
	Prudential Financial, Inc.
250,000	6.100%, 6/15/2017	281,027
100,000	5.700%, 12/14/2036	98,656
	Rabobank Nederland NV
300,000	4.750%, 1/15/2020[f]	326,458
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	324,725
	Royal Bank of Scotland Group plc
200,000	6.400%, 10/21/2019	218,159
	Royal Bank of Scotland plc
150,000	4.875%, 8/25/2014[f]	160,543
	Santander US Debt SA Unipersonal
200,000	2.991%, 10/7/2013[f]	201,047
	Simon Property Group, LP
200,000	4.375%, 3/1/2021	204,917
	SLM Corporation
100,000	8.000%, 3/25/2020	101,077
	Swiss RE Capital I, LP
275,000	6.854%, 5/29/2049[f,j]	273,009
	TNK-BP Finance SA
200,000	6.250%, 2/2/2015[f]	212,250
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	119,136
	UnitedHealth Group, Inc.
150,000	6.500%, 6/15/2037	165,445
	USB Capital XIII Trust
200,000	6.625%, 12/15/2039	203,494
	Wachovia Bank NA
285,000	4.875%, 2/1/2015	309,864
	Wachovia Corporation
150,000	5.250%, 8/1/2014	162,885
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
225,000	6.750%, 9/2/2019[f]	265,059
	Westpac Banking Corporation
200,000	2.250%, 11/19/2012	204,686

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Financials (6.0%) - continued
	Willis North America, Inc.
$220,000	6.200%, 3/28/2017	$235,615

	Total Financials	12,385,725

Foreign Government (0.5%)
	Chile Government International Bond
200,000	3.875%, 8/5/2020	208,264
	Corporacion Andina de Fomento
500,000	5.750%, 1/12/2017	542,004
	Poland Government International Bond
100,000	3.875%, 7/16/2015	106,099
	Qatar Government International Bond
200,000	4.000%, 1/20/2015[f]	210,750

	Total Foreign Government	1,067,117

Mortgage-Backed Securities (7.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,700,000	4.000%, 11/1/2025[h]	3,871,702
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,850,000	4.500%, 11/1/2040[h]	4,041,299
3,600,000	5.500%, 11/1/2040[h]	3,864,938
2,750,000	6.000%, 11/1/2040[h]	2,985,469
1,000,000	6.500%, 11/1/2040[h]	1,103,438

	Total Mortgage-Backed Securities	15,866,846

Technology (0.1%)
	Affiliated Computer Services, Inc.
200,000	5.200%, 6/1/2015	218,667

	Total Technology	218,667

Transportation (0.7%)
	American Airlines Pass Through Trust
98,625	10.375%, 7/2/2019	117,857
	Continental Airlines, Inc.
200,000	7.250%, 11/10/2019	222,000
	CSX Corporation
200,000	3.700%, 10/30/2020	197,854
	Delta Air Lines, Inc.
196,722	7.750%, 12/17/2019	220,329
	ERAC USA Finance, LLC
200,000	5.250%, 10/1/2020[f]	213,741
	FedEx Corporation
311,647	6.720%, 1/15/2022	338,710
	United Air Lines, Inc.
194,905	10.400%, 11/1/2016	220,243

	Total Transportation	1,530,734

U.S. Government and Agencies (4.8%)
	U.S. Treasury Bonds
900,000	4.625%, 2/15/2040	998,719
	U.S. Treasury Notes
500,000	3.500%, 5/31/2013	540,196
750,000	1.125%, 6/15/2013	763,418
2,500,000	1.500%, 12/31/2013	2,573,437

The accompanying Notes to Financial Statements are an integral part of this schedule.
137

Balanced Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (33.6%)	Value
U.S. Government and Agencies (4.8%) - continued
$350,000	2.375%, 9/30/2014	$371,109
200,000	3.625%, 2/15/2020	218,359
200,000	3.500%, 2/15/2039	183,125
	U.S. Treasury Notes, TIPS
1,162,032	2.500%, 7/15/2016	1,337,699
1,278,013	1.875%, 7/15/2019	1,444,953
1,388,076	1.375%, 1/15/2020	1,507,255

	Total U.S. Government and Agencies	9,938,270

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
150,000	6.718%, 1/1/2049	155,998

	Total U.S. Municipals	155,998

Utilities (1.6%)
	Abu Dhabi National Energy Company
150,000	6.250%, 9/16/2019[f]	159,925
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	268,862
	Enterprise Products Operating, LLC
200,000	5.200%, 9/1/2020	219,675
	Exelon Generation Company, LLC
145,000	5.750%, 10/1/2041	142,381
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015	162,012
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[f]	256,557
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	261,744
	NiSource Finance Corporation
100,000	6.125%, 3/1/2022	113,719
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	217,614
	Petrobras International Finance Company
250,000	5.750%, 1/20/2020	279,661
	Power Receivables Finance, LLC
151,267	6.290%, 1/1/2012[e]	151,299
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
288,390	5.298%, 9/30/2020[f]	312,903
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
111,525	5.832%, 9/30/2016[f]	121,327
	Union Electric Company
350,000	6.400%, 6/15/2017	406,913
	Williams Partners, LP
200,000	5.250%, 3/15/2020	218,478

	Total Utilities	3,293,070

	Total Long-Term Fixed Income (cost $68,681,545)	69,199,006

Shares	Mutual Funds (0.9%)	Value
Fixed Income Mutual Funds (0.9%)
366,132	Thrivent High Yield Fund	$1,779,402

	Total Fixed Income Mutual Funds	1,779,402

	Total Mutual Funds (cost $1,400,000)	1,779,402

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
1,150	Citigroup, Inc., Convertible, 7.500%	142,071
12,000	Federal National Mortgage Association, 8.250%[a,j]	6,600
4,000	HSBC Holdings plc, 8.000%[j]	110,600

	Total Financials	259,271

	Total Preferred Stock (cost $392,431)	259,271

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
20	$122.50, expires 11/27/2010	$1,875
20	$124.00, expires 11/27/2010	5,625

	Total Options Purchased (cost $13,245)	7,500

Shares	Collateral Held for Securities Loaned (2.2%)	Value
4,547,275	Thrivent Financial Securities Lending Trust	4,547,275

	Total Collateral Held for Securities Loaned (cost $4,547,275)	4,547,275

Principal Amount	Short-Term Investments (6.5%)[k]	Value
	Federal Home Loan Bank Discount Notes
12,000,000	0.156%, 11/10/2010	11,999,533
	Federal Home Loan Mortgage Corporation Discount Notes
400,000	0.200%, 3/14/2011[l,m]	399,710
	Ranger Funding Company
775,000	0.220%, 11/1/2010	775,000

	Total Short-Term Investments (at amortized cost)	13,174,243

	Total Investments (cost $209,734,486) 109.5%	$224,907,137

	Other Assets and Liabilities, Net (9.5%)	(19,472,486)

	Total Net Assets 100.0%	$205,434,651

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
d	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.
138

Balanced Fund

Schedule of Investments as of October 31, 2010

e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of October 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$1,500,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	$750,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$1,000,000
Power Receivables Finance, LLC	9/30/2003	$151,835
Wachovia Asset Securitization, Inc.	3/16/2007	$752,550

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $8,631,780 or 4.2% of total net assets.
g	Denotes equity-linked structured securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Security is displayed in shares. This security is an Equity-Linked Structured Security as discussed in item 2(Q) of the Notes to Financial Statements. This security is linked to the common stock of Microsoft Corporation.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
l	At October 31, 2010, $299,782 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At October 31, 2010, $99,928 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

    Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,816,526
Gross unrealized depreciation	(4,347,500)

Net unrealized appreciation (depreciation)	$14,469,026

Cost for federal income tax purposes	$210,438,111

The accompanying Notes to Financial Statements are an integral part of this schedule.
139

Balanced Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Balanced Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	18,954,327	18,954,327	—	—
Consumer Staples	13,198,535	13,198,535	—	—
Energy	17,834,849	17,834,849	—	—
Financials	20,438,903	20,438,903	—	—
Health Care	15,922,266	15,922,266	—	—
Industrials	14,666,737	14,666,737	—	—
Information Technology	24,784,614	24,784,614	—	—
Materials	4,823,841	4,823,841	—	—
Utilities	5,316,368	5,316,368	—	—

Long-Term Fixed Income
Asset-Backed Securities	4,181,291	—	3,675,201	506,090
Basic Materials	1,751,112	—	1,751,112	—
Capital Goods	726,266	—	726,266	—
Collateralized Mortgage Obligations	2,539,711	—	2,539,711	—
Commercial Mortgage-Backed Securities	8,600,323	—	8,600,323	—
Communications Services	2,693,020	—	2,693,020	—
Consumer Cyclical	1,230,355	—	1,230,355	—
Consumer Non-Cyclical	1,751,335	—	1,751,335	—
Energy	1,269,166	—	1,269,166	—
Financials	12,385,725	—	11,428,933	956,792
Foreign Government	1,067,117	—	1,067,117	—
Mortgage-Backed Securities	15,866,846	—	15,866,846	—
Technology	218,667	—	218,667	—
Transportation	1,530,734	—	750,305	780,429
U.S. Government and Agencies	9,938,270	—	9,938,270	—
U.S. Municipals	155,998	—	155,998	—
Utilities	3,293,070	—	3,293,070	—

Mutual Funds
Fixed Income Mutual Funds	1,779,402	1,779,402	—	—
Preferred Stock
Financials	259,271	259,271	—	—
Options Purchased	7,500	7,500	—	—
Collateral Held for Securities Loaned	4,547,275	4,547,275	—	—
Short-Term Investments	13,174,243	—	13,174,243	—

Total	$224,907,137	$142,533,888	$80,129,938	$2,243,311

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	135,742	135,742	—	—

Total Asset Derivatives	$135,742	$135,742	$—	$—

Liability Derivatives
Futures Contracts	141,921	141,921	—	—
Credit Default Swaps	29,679	—	29,679	—

Total Liability Derivatives	$171,600	$141,921	$29,679	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
140

Balanced Fund

Schedule of Investments as of October 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	390,506	—	215,723	—	(100,139)	—	—	506,090
Commercial Mortgage-Backed Securities	506,250	28,281	(6,250)	—	(528,281)	—	—	—
Financials	—	—	31,915	924,877	—	—	—	956,792
Transportation	204,000	—	72,426	200,000	(9,747)	313,750	—	780,429

Total	$1,100,756	$28,281	$313,814	$1,124,877	($638,167)	$313,750	$—	$2,243,311

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of $266,038.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	December 2010	($3,287,064)	($3,299,766)	($12,702)
5-Yr. U.S. Treasury Bond Futures	15	December 2010	1,794,530	1,823,672	29,142
10-Yr. U.S. Treasury Bond Futures	(60)	December 2010	(7,481,301)	(7,576,875)	(95,574)
20-Yr. U.S. Treasury Bond Futures	20	December 2010	2,652,395	2,618,750	(33,645)
S&P 500 Index Futures	5	December 2010	1,368,025	1,474,625	106,600
Total Futures Contracts					($6,179)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 14, 5 Year, at 1.00%; Bank of America	Buy	12/20/2015	$1,500,000	($3,903)	($7,872)	($11,775)
CDX IG, Series 14, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	2,250,000	(6,097)	(11,807)	(17,904)
Total Credit Default Swaps					($19,679)	($29,679)

1	As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.
141

Balanced Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	$7,500
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	29,142
Total Interest Rate Contracts		36,642

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	106,600
Total Equity Contracts		106,600

Total Asset Derivatives		$143,242

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	141,921
Total Interest Rate Contracts		141,921

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	29,679
Total Credit Contracts		29,679

Total Liability Derivatives		$171,600

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	440,627

Total Equity Contracts		440,627

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	53,055
Futures	Net realized gains/(losses) on Futures contracts	(138,366)

Total Interest Rate Contracts		(85,311)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	17,250

Total Credit Contracts		17,250

Total		$372,566

The accompanying Notes to Financial Statements are an integral part of this schedule.
142

Balanced Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(5,745)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(73,931)
Total Interest Rate Contracts		(79,676)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	82,450
Total Equity Contracts		82,450
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(62,372)
Total Credit Contracts		(62,372)

Total		($59,598)

The following table presents Balanced Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$1,155,750	0.6%	N/A	N/A	N/A
Interest Rate Contracts	10,127,815	5.0%	N/A	N/A	32
Credit Contracts	N/A	N/A	$2,860,701	1.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
High Yield	$1,636,610	$—	$—	366,132	$1,779,402	$140,845
Money Market	1,841,222	1,882,217	3,723,439	—	—	5
Thrivent Financial
Securities Lending Trust	2,435,412	52,498,038	50,386,175	4,547,275	4,547,275	54,395
Total Value and Income Earned	5,913,244				6,326,677	195,245

The accompanying Notes to Financial Statements are an integral part of this schedule.
143

High Yield Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Bank Loans (1.8%)[a]	Value
Consumer Non-Cyclical (0.1%)
	Spectrum Brands, Inc., Term Loan
$360,000	8.000%, 6/16/2016	$366,700

	Total Consumer Non-Cyclical	366,700

Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
3,530,000	12.500%, 7/31/2015	3,827,120

	Total Financials	3,827,120

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,386,000	8.750%, 9/27/2013	1,400,844

	Total Transportation	1,400,844

Utilities (1.0%)
	Energy Future Holdings, Term Loan
9,469,469	3.923%, 10/10/2014	7,369,898

	Total Utilities	7,369,898

	Total Bank Loans (cost $13,588,454)	12,964,562

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Asset-Backed Securities (0.7%)
	Countrywide Asset-Backed Certificates
385,985	0.366%, 6/25/2021[b,c]	333,055
	J.P. Morgan Mortgage Acquisition Corporation
2,400,000	5.461%, 10/25/2036	1,900,253
	Renaissance Home Equity Loan Trust
2,294,546	5.746%, 5/25/2036	1,642,160
1,600,000	6.011%, 5/25/2036	1,150,317

	Total Asset-Backed Securities	5,025,785

Basic Materials (8.8%)
	ABI Escrow Corporation
2,340,000	10.250%, 10/15/2018[d]	2,497,950
	Arch Coal, Inc.
1,500,000	7.250%, 10/1/2020	1,642,500
	Arch Western Finance, LLC
1,537,000	6.750%, 7/1/2013	1,552,370
	Cascades, Inc.
750,000	7.750%, 12/15/2017	801,562
	Cellu Tissue Holdings, Inc.
1,450,000	11.500%, 6/1/2014	1,689,250
	CONSOL Energy, Inc.
2,200,000	8.000%, 4/1/2017[d]	2,409,000
2,430,000	8.250%, 4/1/2020[d]	2,709,450
	Domtar Corporation
3,140,000	7.125%, 8/15/2015	3,430,450
	Drummond Company, Inc.
700,000	9.000%, 10/15/2014[d]	749,000
4,005,000	7.375%, 2/15/2016	4,125,150
	FMG Finance, Pty., Ltd.
2,370,000	7.000%, 11/1/2015[d]	2,429,250
4,715,000	10.625%, 9/1/2016[d]	6,954,625

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Basic Materials (8.8%) - continued
	Graphic Packaging International, Inc.
$700,000	9.500%, 6/15/2017	$771,750
1,400,000	7.875%, 10/1/2018[e]	1,480,500
	Griffin Coal Mining Company, Pty., Ltd.
1,515,000	9.500%, 12/1/2016[d,f]	916,575
	Hexion Finance Escrow, LLC
4,450,000	8.875%, 2/1/2018[e]	4,778,188
	Hexion US Finance Corporation/ Hexion Nova Scotia Finance ULC
2,850,000	9.000%, 11/15/2020[d,g]	2,964,000
	LBI Escrow Corporation
2,900,000	8.000%, 11/1/2017[d]	3,175,500
	Lyondell Chemical Company
2,376,667	11.000%, 5/1/2018	2,661,867
	NOVA Chemicals Corporation
4,890,000	8.625%, 11/1/2019	5,427,900
	Ryerson Holding Corporation
4,230,000	Zero Coupon, 2/1/2015[d]	1,945,800
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015	1,768,000
	Severstal Columbus, LLC
1,400,000	10.250%, 2/15/2018[d]	1,484,000
	Steel Dynamics, Inc.
2,920,000	7.750%, 4/15/2016	3,117,100

	Total Basic Materials	61,481,737

Capital Goods (10.0%)
	Abengoa Finance SAU
6,640,000	8.875%, 11/1/2017[d]	6,540,400
	Associated Materials, LLC
1,860,000	9.875%, 11/15/2016	2,232,000
4,200,000	9.125%, 11/1/2017[d]	4,410,000
	BE Aerospace, Inc.
3,280,000	6.875%, 10/1/2020	3,485,000
	Berry Plastics Escrow Corporation
2,240,000	8.875%, 9/15/2014	2,279,200
	Berry Plastics Holding Corporation
1,200,000	8.875%, 9/15/2014[e]	1,221,000
	Case New Holland, Inc.
2,800,000	7.875%, 12/1/2017[d]	3,129,000
	Coleman Cable, Inc.
2,580,000	9.000%, 2/15/2018[e]	2,699,325
	DRS Technologies, Inc.
2,600,000	6.625%, 2/1/2016	2,672,257
	EnergySolutions, Inc.
2,350,000	10.750%, 8/15/2018[d]	2,567,375
	General Cable Corporation, Convertible
1,868,000	4.500%, 11/15/2029[h]	1,928,710
	Goodman Global Group, Inc.
4,200,000	Zero Coupon, 12/15/2014	2,703,750
	Graham Packaging Company, LP
940,000	8.250%, 10/1/2018[d]	972,900
	Graham Packaging Company, LP/GPC Capital Corporation I
3,030,000	9.875%, 10/15/2014	3,143,625
2,200,000	8.250%, 1/1/2017[d]	2,282,500
	Leucadia National Corporation
5,070,000	7.125%, 3/15/2017	5,215,763

The accompanying Notes to Financial Statements are an integral part of this schedule.
144

High Yield Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Capital Goods (10.0%) - continued
	Liberty Tire Recycling
$2,340,000	11.000%, 10/1/2016[d]	$2,436,525
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020[e]	4,456,812
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,272,400
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[d]	2,672,850
500,000	10.625%, 8/15/2019[d]	555,000
	RBS Global, Inc./Rexnord Corporation
1,170,000	11.750%, 8/1/2016[e]	1,257,750
3,980,000	8.500%, 5/1/2018[e]	4,179,000
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019[d]	1,475,025
	RSC Equipment Rental, Inc.
2,380,000	9.500%, 12/1/2014	2,484,125

	Total Capital Goods	70,272,292

Communications Services (16.5%)
	CCO Holdings, LLC
3,750,000	7.250%, 10/30/2017[d]	3,871,875
	Cengage Learning Acquisitions, Inc.
4,660,000	10.500%, 1/15/2015[d]	4,823,100
	Cincinnati Bell, Inc.
7,020,000	8.250%, 10/15/2017	7,125,300
	Clear Channel Worldwide Holdings, Inc.
4,500,000	9.250%, 12/15/2017	4,916,250
	Cricket Communications, Inc.
2,330,000	9.375%, 11/1/2014[e]	2,440,675
	CSC Holdings, Inc.
3,050,000	8.500%, 6/15/2015	3,358,813
850,000	8.625%, 2/15/2019	982,812
	Equinix, Inc.
1,910,000	8.125%, 3/1/2018	2,024,600
	Frontier Communications Corporation
2,810,000	8.250%, 4/15/2017	3,203,400
2,820,000	8.125%, 10/1/2018	3,214,800
5,000,000	8.500%, 4/15/2020	5,775,000
	Intelsat Bermuda, Ltd.
1,000,000	11.250%, 2/4/2017	1,071,250
6,005,781	11.500%, 2/4/2017	6,493,751
	Intelsat Jackson Holdings SA
3,980,000	7.250%, 10/15/2020[d]	4,069,550
	Intelsat Jackson Holdings, Ltd.
2,120,000	8.500%, 11/1/2019[d]	2,316,100
	MetroPCS Wireless, Inc.
3,740,000	7.875%, 9/1/2018	4,011,150
	Nielsen Finance, LLC/Nielsen Finance Company
2,400,000	10.000%, 8/1/2014	2,523,000
1,500,000	11.500%, 5/1/2016	1,725,000
4,200,000	7.750%, 10/15/2018[d]	4,352,250
	NII Capital Corporation
4,670,000	8.875%, 12/15/2019	5,195,375
	PAETEC Holding Corporation
5,600,000	9.500%, 7/15/2015[e]	5,922,000
	Quebecor Media, Inc.
3,210,000	7.750%, 3/15/2016	3,350,437

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Communications Services (16.5%) - continued
	Qwest Communications International, Inc.
$1,420,000	7.500%, 2/15/2014	$1,448,400
4,190,000	7.500%, 2/15/2014	4,273,800
	TW Telecom Holdings, Inc.
2,100,000	8.000%, 3/1/2018	2,268,000
	Umbrella Acquisition
3,403,375	9.750%, 3/15/2015[d]	3,611,832
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[d]	4,370,000
	Videotron Ltee
1,710,000	9.125%, 4/15/2018	1,925,887
	Virgin Media Finance plc
4,510,000	9.125%, 8/15/2016	4,820,063
1,560,000	8.375%, 10/15/2019	1,739,400
	Wind Acquisition Finance SA
4,750,000	11.750%, 7/15/2017[d]	5,415,000
	XM Satellite Radio, Inc.
3,320,000	7.625%, 11/1/2018[d]	3,411,300

	Total Communications Services	116,050,170

Consumer Cyclical (19.7%)
	AMC Entertainment, Inc.
2,810,000	8.750%, 6/1/2019[e]	3,010,212
	American Axle & Manufacturing, Inc.
1,850,000	5.250%, 2/11/2014[e]	1,799,125
1,870,000	7.875%, 3/1/2017	1,891,037
	Beazer Homes USA, Inc.
3,750,000	6.875%, 7/15/2015	3,539,063
1,400,000	9.125%, 6/15/2018	1,361,500
	Bon-Ton Stores, Inc.
1,880,000	10.250%, 3/15/2014[e]	1,917,600
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
4,480,000	10.125%, 3/1/2012	4,132,800
	DineEquity, Inc.
2,850,000	9.500%, 10/30/2018[d]	3,035,250
	FireKeepers Development Authority
4,400,000	13.875%, 5/1/2015[d]	5,159,000
	Ford Motor Credit Company, LLC
9,120,000	8.000%, 6/1/2014	10,210,661
4,680,000	7.000%, 4/15/2015	5,172,186
	Gaylord Entertainment Company
5,800,000	6.750%, 11/15/2014[e]	5,814,500
	Goodyear Tire & Rubber Company
2,800,000	10.500%, 5/15/2016[e]	3,206,000
2,810,000	8.250%, 8/15/2020[e]	2,992,650
	KB Home
3,040,000	6.250%, 6/15/2015[e]	2,929,800
	Lear Corporation
1,950,000	7.875%, 3/15/2018	2,120,625
1,950,000	8.125%, 3/15/2020[e]	2,169,375
	Levi Strauss & Company
2,570,000	7.625%, 5/15/2020[e]	2,704,925
	Macy’s Retail Holdings, Inc.
1,860,000	8.375%, 7/15/2015	2,171,550

The accompanying Notes to Financial Statements are an integral part of this schedule.
145

High Yield Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Consumer Cyclical (19.7%) - continued
	Marina District Finance Company, Inc.
$4,240,000	9.500%, 10/15/2015[d,e]	$4,181,700
470,000	9.875%, 8/15/2018[d,e]	464,125
	MGM Resorts International
7,120,000	10.000%, 11/1/2016[d]	6,977,600
	NCL Corporation, Ltd.
3,730,000	11.750%, 11/15/2016	4,312,813
	Peninsula Gaming, LLC
1,830,000	8.375%, 8/15/2015	1,939,800
3,510,000	10.750%, 8/15/2017	3,738,150
	Pinnacle Entertainment, Inc.
3,500,000	7.500%, 6/15/2015	3,482,500
	Realogy Corporation
1,880,000	10.500%, 4/15/2014[e]	1,687,300
	Rite Aid Corporation
2,500,000	7.500%, 3/1/2017	2,409,375
1,320,000	9.500%, 6/15/2017	1,122,000
	Sears Holdings Corporation
5,400,000	6.625%, 10/15/2018[d]	5,386,500
	Seminole Indian Tribe of Florida
4,875,000	7.804%, 10/1/2020[d]	4,581,525
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,684,000
	Shingle Springs Tribal Gaming Authority
5,075,000	9.375%, 6/15/2015[d]	3,451,000
	Starwood Hotels & Resorts Worldwide, Inc.
2,600,000	7.875%, 10/15/2014	2,977,000
	Toys R Us Property Company I, LLC
2,610,000	10.750%, 7/15/2017[e]	2,981,925
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015[i]	3,844,013
	Universal City Development Partners, Ltd.
1,520,000	8.875%, 11/15/2015	1,611,200
2,330,000	10.875%, 11/15/2016	2,568,825
	West Corporation
4,350,000	8.625%, 10/1/2018[d]	4,513,125
	WMG Acquisition Corporation
2,400,000	9.500%, 6/15/2016	2,586,000
	Wyndham Worldwide Corporation
4,200,000	6.000%, 12/1/2016	4,485,096
825,000	5.750%, 2/1/2018	857,281
1,400,000	7.375%, 3/1/2020[e]	1,552,715

	Total Consumer Cyclical	138,733,427

Consumer Discretionary (0.2%)
	Libbey Glass, Inc.
1,540,000	10.000%, 2/15/2015[d]	1,674,750

	Total Consumer Discretionary	1,674,750

Consumer Non-Cyclical (13.0%)
	Apria Healthcare Group, Inc.
3,660,000	12.375%, 11/1/2014	4,094,625
	Biomet, Inc.
1,700,000	10.375%, 10/15/2017	1,895,500
1,690,000	11.625%, 10/15/2017	1,903,362

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Consumer Non-Cyclical (13.0%) - continued
	Capella Healthcare, Inc.
$3,540,000	9.250%, 7/1/2017[d]	$3,858,600
	DaVita, Inc.
780,000	6.375%, 11/1/2018	797,550
3,000,000	6.625%, 11/1/2020	3,086,250
	Diversey Holdings, Inc.
2,488,203	10.500%, 5/15/2020	2,892,536
	Diversey, Inc.
1,420,000	8.250%, 11/15/2019	1,553,125
	DJO Finance, LLC/DJO Finance Corporation
4,927,000	10.875%, 11/15/2014	5,401,224
1,350,000	9.750%, 10/15/2017[d]	1,404,000
	HCA, Inc.
3,226,000	9.625%, 11/15/2016	3,508,275
3,040,000	8.500%, 4/15/2019	3,420,000
3,730,000	7.250%, 9/15/2020	4,079,688
	Ingles Markets, Inc.
1,900,000	8.875%, 5/15/2017	2,099,500
	Jarden Corporation
3,330,000	7.500%, 5/1/2017	3,542,287
930,000	7.500%, 1/15/2020	985,800
	JBS Finance II, Ltd.
4,450,000	8.250%, 1/29/2018[d]	4,705,875
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014	3,366,562
	Michael Foods, Inc.
2,810,000	9.750%, 7/15/2018[d]	3,062,900
	Mylan, Inc.
3,790,000	7.875%, 7/15/2020[d]	4,225,850
	Pinnacle Foods Finance, LLC
3,155,000	9.250%, 4/1/2015[e]	3,324,581
	Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corporation
930,000	9.250%, 4/1/2015[d]	979,988
	Revlon Consumer Products Corporation
3,270,000	9.750%, 11/15/2015	3,408,975
	Select Medical Corporation
4,160,000	7.625%, 2/1/2015	4,217,200
1,300,000	6.237%, 9/15/2015[c,e]	1,163,500
	Spectrum Brands, Inc.
1,400,000	9.500%, 6/15/2018[d]	1,554,875
	Tenet Healthcare Corporation
3,740,000	8.000%, 8/1/2020[d]	3,800,775
	U.S. Oncology, Inc.
1,700,000	10.750%, 8/15/2014	1,761,625
	Visant Corporation
3,410,000	10.000%, 10/1/2017[d]	3,631,650
	Warner Chilcott Company, LLC
7,600,000	7.750%, 9/15/2018[d]	7,904,000

	Total Consumer Non-Cyclical	91,630,678

Energy (9.8%)
	Anadarko Petroleum Corporation
2,810,000	6.375%, 9/15/2017	3,121,663
	Chesapeake Energy Corporation
2,810,000	6.875%, 8/15/2018	2,971,575
	Citgo Petroleum Corporation
4,450,000	11.500%, 7/1/2017[d]	5,162,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
146

High Yield Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Energy (9.8%) - continued
	Coffeyville Resources, LLC
$1,990,000	9.000%, 4/1/2015[d,e]	$2,134,275
3,900,000	10.875%, 4/1/2017[d]	4,153,500
	Compagnie Generale de Geophysique-Veritas
1,690,000	7.500%, 5/15/2015	1,744,925
1,070,000	9.500%, 5/15/2016	1,182,350
	Connacher Oil and Gas, Ltd.
1,030,000	11.750%, 7/15/2014[d]	1,112,400
3,060,000	10.250%, 12/15/2015[d]	3,052,350
	Denbury Resources, Inc.
2,765,000	7.500%, 12/15/2015	2,868,687
700,000	9.750%, 3/1/2016	792,750
369,000	8.250%, 2/15/2020	411,435
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019	3,563,737
	Harvest Operations Corporation
2,340,000	6.875%, 10/1/2017[d]	2,457,000
	Helix Energy Solutions Group, Inc.
2,550,000	9.500%, 1/15/2016[d]	2,639,250
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020[d]	2,430,000
1,930,000	7.750%, 2/1/2021[d]	1,992,725
	McJunkin Red Man Corporation
3,710,000	9.500%, 12/15/2016[d,e]	3,413,200
	Newfield Exploration Company
3,390,000	6.625%, 4/15/2016	3,525,600
	Offshore Group Investments, Ltd.
940,000	11.500%, 8/1/2015[d,e]	996,400
	Petrohawk Energy Corporation
2,810,000	7.250%, 8/15/2018[d]	2,915,375
	PetroHawk Energy Corporation
650,000	10.500%, 8/1/2014	742,625
	Pioneer Natural Resources Company
2,800,000	7.500%, 1/15/2020	3,153,637
	Plains Exploration & Production Company
1,450,000	7.750%, 6/15/2015	1,529,750
3,730,000	10.000%, 3/1/2016	4,256,863
	QEP Resources, Inc.
3,230,000	6.875%, 3/1/2021	3,512,625
	Southwestern Energy Company
2,550,000	7.500%, 2/1/2018	2,932,500

	Total Energy	68,769,197

Financials (4.5%)
	Ally Financial, Inc.
1,920,000	7.500%, 12/31/2013	2,054,400
2,350,000	8.000%, 3/15/2020[d]	2,596,750
4,910,000	7.500%, 9/15/2020[d]	5,302,800
	Bank of America Corporation
3,340,000	8.125%, 12/29/2049[e,j]	3,370,628
	CIT Group, Inc.
6,600,000	7.000%, 5/1/2017	6,567,000
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,050,036
	ING Capital Funding Trust III
1,400,000	8.439%, 12/31/2049[j]	1,344,000

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Financials (4.5%) - continued
	International Lease Finance Corporation
$2,250,000	8.625%, 9/15/2015[d]	$2,531,250
2,050,000	8.750%, 3/15/2017[d]	2,331,875
1,400,000	8.875%, 9/1/2017[e]	1,599,500
	Pinafore, LLC
700,000	9.000%, 10/1/2018[d]	749,000

	Total Financials	31,497,239

Technology (2.7%)
	Advanced Micro Devices, Inc.
2,800,000	8.125%, 12/15/2017[e]	3,024,000
820,000	7.750%, 8/1/2020[d]	869,200
	First Data Corporation
3,440,000	9.875%, 9/24/2015	2,906,800
	Freescale Semiconductor, Inc.
1,500,000	10.125%, 12/15/2016[e]	1,464,375
3,970,000	10.750%, 8/1/2020[d,e]	4,118,875
	Jabil Circuit, Inc.
1,210,000	5.625%, 12/15/2020	1,217,562
	NXP BV/NXP Funding, LLC
2,810,000	9.500%, 10/15/2015[e]	2,968,063
2,340,000	9.750%, 8/1/2018[d]	2,553,525

	Total Technology	19,122,400

Transportation (3.4%)
	Air Medical Group Holdings, Inc.
960,000	9.250%, 11/1/2018[d]	993,600
	American Petroleum Tankers LLC
1,170,000	10.250%, 5/1/2015[d]	1,216,800
	Avis Budget Car Rental, LLC
4,740,000	8.250%, 1/15/2019[d]	4,787,400
	Continental Airlines, Inc.
2,750,000	6.750%, 9/15/2015[d]	2,863,438
	Delta Air Lines, Inc.
1,240,000	9.500%, 9/15/2014[d]	1,364,000
	Kansas City Southern de Mexico SA de CV
2,420,000	7.625%, 12/1/2013	2,510,750
870,000	7.375%, 6/1/2014	909,150
	Navios Maritime Acquisition Corporation
950,000	8.625%, 11/1/2017[d]	959,500
	Navios Maritime Holdings, Inc.
2,700,000	9.500%, 12/15/2014	2,801,250
1,170,000	8.875%, 11/1/2017[d]	1,248,975
	United Air Lines, Inc.
1,808,278	9.750%, 1/15/2017	2,124,727
	United Maritime Group, LLC/United Maritime Group Finance Corporation
1,860,000	11.750%, 6/15/2015	1,857,675

	Total Transportation	23,637,265

Utilities (3.8%)
	AES Corporation
3,670,000	7.750%, 10/15/2015	4,018,650
	Crosstex Energy/Crosstex Energy Finance Corporation
3,270,000	8.875%, 2/15/2018	3,531,600
	Holly Energy Partners LP
1,870,000	8.250%, 3/15/2018[d]	1,982,200

The accompanying Notes to Financial Statements are an integral part of this schedule.
147

High Yield Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (93.1%)	Value
Utilities (3.8%) - continued
	Inergy, LP
$4,440,000	7.000%, 10/1/2018[d]	$4,639,800
	NRG Energy, Inc.
5,500,000	7.375%, 2/1/2016	5,726,875
	Regency Energy Partners, LP
3,330,000	6.875%, 12/1/2018	3,488,175
	Targa Resources Partners, LP
3,040,000	7.875%, 10/15/2018[d]	3,222,400

	Total Utilities	26,609,700

	Total Long-Term Fixed Income (cost $608,120,213)	654,504,640

Shares	Preferred Stock (1.4%)	Value
Financials (1.4%)
3,014	Ally Financial, Inc., 7.000%[d,j]	2,678,504
48,000	Citigroup, Inc., 7.875%[h,k]	1,272,000
23,500	Citigroup, Inc., Convertible, 7.500%	2,903,190
3,000	Wells Fargo & Company, Convertible, 7.500%[j]	3,000,000

	Total Financials	9,853,694

	Total Preferred Stock (cost $7,254,411)	9,853,694

Shares	Common Stock (0.4%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[k,l]	0

	Total Consumer Discretionary	0

Materials (0.4%)
108,297	Smurfit-Stone Container Corporation[k]	2,490,831

	Total Materials	2,490,831

Telecommunications Services (<0.1%)
23	USA Mobility, Inc.	387

	Total Telecommunications Services	387

	Total Common Stock (cost $5,683,957)	2,491,218

Shares	Collateral Held for Securities Loaned (9.1%)	Value
63,913,080	Thrivent Financial Securities Lending Trust	63,913,080

	Total Collateral Held for Securities Loaned (cost $63,913,080)	63,913,080

Principal Amount	Short-Term Investments (2.0%)[m]	Value
	Federal Home Loan Bank Discount Notes
4,000,000	0.170%, 11/9/2010	$3,999,849
5,000,000	0.150%, 11/12/2010	4,999,771
5,000,000	0.145%, 11/19/2010	4,999,637

	Total Short-Term Investments (at amortized cost)	13,999,257

	Total Investments (cost $712,559,372) 107.8%	$757,726,451

	Other Assets and Liabilities, Net (7.8%)	(55,091,270)

	Total Net Assets 100.0%	$702,635,181

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $245,539,187 or 34.9% of total net assets.
e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
f	In bankruptcy. Interest is not being accrued.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2010.
i	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2010.

Security	Acquisition Date	Amortized Cost
Tunica-Biloxi Gaming Authority	11/8/2005	$4,208,846

j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	Non-income producing security.
l	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.
148

High Yield Fund

Schedule of Investments as of October 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,138,284
Gross unrealized depreciation	(8,087,126)

Net unrealized appreciation (depreciation)	$45,051,158

Cost for federal income tax purposes	$712,675,293

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing High Yield Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Consumer Non-Cyclical	366,700	—	366,700	—
Financials	3,827,120	—	3,827,120	—
Transportation	1,400,844	—	1,400,844	—
Utilities	7,369,898	—	7,369,898	—

Long-Term Fixed Income
Asset-Backed Securities	5,025,785	—	5,025,785	—
Basic Materials	61,481,737	—	61,481,737	—
Capital Goods	70,272,292	—	70,272,292	—
Communications Services	116,050,170	—	116,050,170	—
Consumer Cyclical	138,733,427	—	138,733,427	—
Consumer Discretionary	1,674,750	—	1,674,750	—
Consumer Non-Cyclical	91,630,678	—	91,630,678	—
Energy	68,769,197	—	68,769,197	—
Financials	31,497,239	—	31,497,239	—
Technology	19,122,400	—	19,122,400	—
Transportation	23,637,265	—	23,637,265	—
Utilities	26,609,700	—	26,609,700	—

Preferred Stock
Financials	9,853,694	7,175,190	2,678,504	—

Common Stock
Consumer Discretionary	—	—	—	—
Materials	2,490,831	2,490,831	—	—
Telecommunications Services	387	387	—	—
Collateral Held for Securities Loaned	63,913,080	63,913,080	—	—
Short-Term Investments	13,999,257	—	13,999,257	—

Total	$757,726,451	$73,579,488	$684,146,963	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciatio/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income
Communications Services	6,588,150	81,506	(3,006)	—	(6,666,650)	—	—	—
Transportation	2,861,159	30,346	23,883	—	(2,915,388)	—	—	—
Common Stock
Consumer Discretionary**	—	—	—	—	—	—	—	—
Materials	—	(99,578)	99,578	—	—	—	—	—

Total	$9,449,309	$12,274	$120,455	$—	($9,582,038)	$—	$—	$—

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of $0.
**	Security in this section is fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.
149

High Yield Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,134,583

Total Credit Contracts		1,134,583

Total		$1,134,583

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$3,226,469	0.5%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
Money Market	$—	$1,657,475	$1,657,475	—	$—	$—
Thrivent Financial Securities Lending Trust	21,394,873	267,849,420	225,331,213	63,913,080	63,913,080	192,116
Total Value and Income Earned	21,394,873				63,913,080	192,116

The accompanying Notes to Financial Statements are an integral part of this schedule.
150

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Alabama (0.2%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$1,000,000	5.750%, 12/1/2020	$1,010,140
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
1,500,000	5.000%, 5/1/2029, Series Aa	1,814,745

	Total Alabama	2,824,885

Alaska (0.5%)
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
2,855,000	0.180%, 10/1/2025[b]	2,855,000
	Valdez, Alaska Marine Terminal Revenue Bonds (ExxonMobil)
4,740,000	0.180%, 12/1/2029[b]	4,740,000

	Total Alaska	7,595,000

Arizona (0.9%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing Program) (NATL-RE FGIC Insured)
975,000	5.000%, 6/1/2011, Series Cc	988,884
1,020,000	5.000%, 6/1/2012, Series Cc	1,055,210
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	1,069,730
1,200,000	5.000%, 4/1/2018	1,276,032
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
500,000	5.750%, 5/15/2021, Series Aa	519,725
2,500,000	5.000%, 5/15/2031	2,541,625
1,000,000	5.000%, 5/15/2035	1,009,040
	Phoenix, Arizona Civic Improvement Corporation Airport Revenue Bonds
3,000,000	5.250%, 7/1/2033, Series A	3,172,110
	Pima County Industrial Development Authority Multifamily Housing Revenue Refunding Bonds (La Hacienda) (GNMA Collateralized)
1,285,000	7.000%, 12/20/2031[a,c]	1,412,678
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
500,000	6.000%, 8/1/2033, Series A	509,165

	Total Arizona	13,554,199

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Arkansas (0.2%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
$2,400,000	5.000%, 10/1/2023, Series Bc	$2,481,648
	Pope County, Arkansas Pollution Control Revenue Refunding Bonds (Arkansas Power and Light Company) (AGM-CR Insured)
875,000	6.300%, 12/1/2016[c]	878,360

	Total Arkansas	3,360,008

California (12.4%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Series Ac	4,631,968
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	3,525,100
	California Educational Facilities Authority Revenue Bonds (Stanford University)
10,000,000	5.250%, 4/1/2040	12,110,300
	California General Obligation Refunding Bonds
2,765,000	5.000%, 9/1/2015	3,158,542
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Series Aa,c	6,192,400
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,211,290
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
1,000,000	5.875%, 10/1/2034	1,067,870
	California Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Exxon)
6,400,000	0.130%, 12/1/2012[b]	6,400,000
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Collateralized)
35,000	7.100%, 6/1/2031, Series D, AMT[c]	36,208

The accompanying Notes to Financial Statements are an integral part of this schedule.
151

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
California (12.4%) - continued
	California State Department of Water Resources Supply Revenue Bonds
$1,750,000	5.000%, 5/1/2016	$2,032,765
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (AGM Insured)
4,000,000	5.375%, 10/1/2015, Series Ac	4,330,400
	California Various Purpose General Obligation Bonds
2,000,000	5.250%, 11/1/2021	2,154,720
10,000	5.250%, 4/1/2029	10,385
3,990,000	5.250%, 4/1/2029[a]	4,586,265
10,000,000	5.250%, 3/1/2038	10,225,000
10,000,000	6.000%, 4/1/2038	11,129,100
5,000,000	6.000%, 11/1/2039	5,592,900
	California Various Purpose General Obligation Bonds (NATL-RE Insured)
300,000	6.000%, 8/1/2016[c]	303,768
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,310,800
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a,c]	4,966,491
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue/Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Ac	10,698,300
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Ac	521,073
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds (Election 2008)
10,000,000	6.000%, 8/1/2033, Series A	11,423,200
	Los Angeles Department of Airports Revenue Bonds (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Series A	8,201,120
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	5,159,300
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[c]	2,245,450

Principal Amount	Long-Term Fixed Income (99.3%)	Value
California (12.4%) - continued
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
$3,580,000	7.600%, 5/1/2023, Series Aa,c	$4,665,456
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (GNMA Collateralized)
1,275,000	7.500%, 5/1/2023, Series Aa,c	1,647,326
	San Diego Community College District, San Diego County, California General Obligation Bonds (AGM Insured)
10,000,000	5.000%, 5/1/2030[c]	10,474,700
	San Diego County, California Certificates of Participation
5,000,000	5.250%, 7/1/2030	5,215,200
	San Diego Unified School District General Obligation Bonds
10,000,000	6.000%, 7/1/2033, Series A	6,385,500
	San Francisco, California City & County Airport Commission Revenue Bonds (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Series E	7,894,198
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[c]	7,671,760
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Ac	2,809,928
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds
5,000,000	Zero Coupon, 8/1/2025, Series C	2,362,500
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,200,880
	University of California General Revenue Bonds
5,000,000	5.250%, 5/15/2039, Series O	5,425,450

	Total California	182,977,613

Colorado (5.4%)
	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue Bonds (Cherry Creek Project)
570,000	6.000%, 4/1/2021	571,886
1,280,000	6.000%, 4/1/2030	1,281,229

The accompanying Notes to Financial Statements are an integral part of this schedule.
152

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Colorado (5.4%) - continued
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Bromley East Charter School)
$2,000,000	7.250%, 9/15/2030, Series Aa	$2,117,300
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Series A	484,989
1,000,000	5.375%, 6/15/2038, Series A	1,033,360
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Classical Academy)
2,825,000	7.250%, 12/1/2030[a]	3,035,462
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	983,460
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	2,970,780
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (University Lab School)
1,000,000	5.750%, 6/1/2016[a]	1,030,190
750,000	6.125%, 6/1/2021[a]	774,262
6,250,000	6.250%, 6/1/2031[a]	6,456,688
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
275,000	6.250%, 12/1/2010[a]	275,105
1,920,000	6.800%, 12/1/2020	1,961,856
3,080,000	6.800%, 12/1/2020[a]	3,157,123
1,000,000	6.125%, 6/1/2038, Series A	1,030,120
	Colorado Health Facilities Authority Hospital Revenue Bonds (Parkview Medical Center, Inc.)
1,000,000	6.500%, 9/1/2020[a]	1,048,120
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,097,920
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
405,000	5.500%, 11/1/2027[a]	509,927
1,095,000	5.500%, 11/1/2027	1,203,296

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Colorado (5.4%) - continued
	Colorado Housing and Finance Authority Single Family Program Bonds
$75,000	7.450%, 10/1/2016, Series A- 2, AMT	$80,474
245,000	6.700%, 8/1/2017, Series B-3	254,122
500,000	6.600%, 9/1/2025[a]	524,470
420,000	6.350%, 11/1/2029, Series D- 2, AMT	446,729
20,000	7.150%, 10/1/2030, Series C- 3	20,509
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (AGM Insured)
20,000	6.250%, 9/1/2013, Series Ac	20,075
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
3,525,000	5.250%, 11/1/2021, Series Ac	3,662,863
	Denver Health and Hospital Authority Healthcare Revenue Bonds
2,000,000	5.250%, 12/1/2031, Series A	1,921,100
	Denver Health and Hospital Authority Healthcare Revenue Bonds (ACA-CBI Insured)
2,000,000	6.250%, 12/1/2016, Series Aa,c	2,124,120
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Ac	5,357,600
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029	6,333,720
	Denver, Colorado Health & Hospital Authority Healthcare Revenue Bonds
5,000,000	5.500%, 12/1/2030	5,045,600
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (AGM Insured)
10,000,000	5.000%, 12/15/2016, Series Ac	11,583,800
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL- RE-IBC Insured)
3,000,000	7.000%, 12/15/2016[c]	3,455,940
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	Zero Coupon, 6/15/2021, Series Ca,c,d	4,615,560

The accompanying Notes to Financial Statements are an integral part of this schedule.
153

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Colorado (5.4%) - continued
	University of Colorado University Enterprise Revenue Bonds
$1,250,000	5.375%, 6/1/2032, Series A	$1,370,862

	Total Colorado	79,840,617

District of Columbia (0.7%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
4,600,000	5.000%, 12/1/2028, Series C	5,076,054
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
5,255,000	6.250%, 5/15/2024	5,321,318

	Total District of Columbia	10,397,372

Florida (4.6%)
	Brevard County Housing Finance Authority Homeowner Mortgage Revenue Refunding Bonds (GNMA Collateralized)
249,000	6.500%, 9/1/2022, Series Bc	267,961
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,220,500
	Florida Refunding Bonds (Jacksonville Transportation Authority)
1,520,000	5.000%, 7/1/2019	1,524,256
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
365,000	9.125%, 6/1/2014[c]	419,506
	Greater Orlando Aviation Authority Airport Facilities Revenue Bonds
1,500,000	5.000%, 10/1/2039, Series C	1,542,300
	Gulf Breeze, Florida Revenue Refunding Bonds
2,000,000	5.000%, 12/1/2033	2,022,020
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
2,500,000	5.150%, 9/1/2025, Series Bb	2,727,650
	Jacksonville Health Facilities Authority Hospital Revenue Bonds
1,500,000	5.750%, 8/15/2015, Series Ca	1,513,350
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[a]	1,606,137
	Miami-Dade County Authority Toll System Revenue Bonds (Florida Expressway)
2,000,000	5.000%, 7/1/2040, Series A	2,042,920

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Florida (4.6%) - continued
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
$7,500,000	5.500%, 10/1/2036, Series B	$7,826,925
8,000,000	5.500%, 10/1/2041, Series A	8,307,760
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[c]	2,135,100
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Health, Inc.)
5,000,000	5.125%, 10/1/2026	5,087,450
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Ac	3,138,210
	Orange County, Orlando Expressway Authority Revenue Bonds
4,070,000	5.000%, 7/1/2035, Series Ce	4,160,517
	Orange County, Orlando Expressway Authority Revenue Bonds (Florida Expressway)
3,600,000	5.000%, 7/1/2030, Series A	3,782,772
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
6,000,000	5.000%, 8/15/2032	6,155,640
	St. Johns County Industrial Development Authority Revenue Bonds (Presbyterian Retirement Communities)
5,500,000	5.875%, 8/1/2040, Series A	5,678,585
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,212,160

	Total Florida	67,371,719

Georgia (2.1%)
	Brunswick, Georgia Water and Sewer Revenue Refunding and Improvement Bonds (NATL-RE Insured)
450,000	6.000%, 10/1/2011[a,c]	472,428
1,500,000	6.100%, 10/1/2019[a,c]	1,875,360
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Series C	6,413,460

The accompanying Notes to Financial Statements are an integral part of this schedule.
154

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Georgia (2.1%) - continued
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
$1,000,000	6.125%, 1/1/2024, Series A	$1,002,940
1,560,000	5.750%, 1/1/2029, Series A	1,480,721
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
4,970,000	5.500%, 8/1/2018[c]	5,749,644
	Gainesville Redevelopment Authority Educational Facilities Refunding Revenue Bonds (Riverside Military Academy)
5,275,000	5.125%, 3/1/2027	4,233,240
	Georgia General Obligation Bonds
1,965,000	5.650%, 3/1/2012, Series B	2,101,194
35,000	5.650%, 3/1/2012, Series Ba	37,460
3,500,000	5.000%, 8/1/2012, Series D	3,776,395
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College and State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[a]	2,960,025
	Savannah Economic Development Authority Student Housing Revenue Bonds (University Financing Foundation, Inc. - Savannah State University) (ACA Insured)
1,500,000	6.750%, 11/15/2020, Series Aa,c	1,533,000

	Total Georgia	31,635,867

Hawaii (1.5%)
	Hawaii Airports System Revenue Bonds
3,040,000	5.250%, 7/1/2030, Series A	3,293,688
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Series Ac	5,235,300
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Ac	2,996,197
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
10,000,000	5.250%, 3/1/2027, Series Ac	10,706,900

	Total Hawaii	22,232,085

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Idaho (0.1%)
	Idaho Falls, Idaho General Obligation Electric Refunding Deferred Interest Bonds (NATL- RE FGIC Insured)
$2,000,000	Zero Coupon, 4/1/2011[c]	$1,984,580

	Total Idaho	1,984,580

Illinois (7.8%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
1,365,000	5.250%, 7/1/2012	1,365,341
1,000,000	5.375%, 7/1/2015	1,000,230
	Chicago Collateralized Single Family Mortgage Revenue Bonds (GNMA/FNMA/FHLMC Collateralized)
95,000	7.000%, 3/1/2032, SeriesC, AMT[c]	95,000
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[c]	5,180,600
	Chicago Parking Facilities Bonds (Lakefront Millennium) (NATL-RE Insured)
3,000,000	5.750%, 1/1/2029[a,c]	3,245,820
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Series Ac	5,901,984
	Chicago, Illinois Midway Airport Revenue Bonds
2,000,000	5.000%, 1/1/2034, Series Bb	2,198,860
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,c]	901,470
	Cook County, Illinois General Obligation Refunding Bonds (NATL-RE Insured)
2,500,000	6.250%, 11/15/2011, Series Ac	2,638,050
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,250,000	8.500%, 12/1/2011[c]	1,344,862
1,565,000	8.500%, 12/1/2014[c]	1,946,109
1,815,000	8.500%, 12/1/2016[c]	2,393,005
	Illinois Development Finance Authority Revenue Bonds (Midwestern University)
1,000,000	6.000%, 5/15/2026, Series Ba	1,040,780
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[a,b]	5,877,648

The accompanying Notes to Financial Statements are an integral part of this schedule.
155

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value

Illinois (7.8%) - continued
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund, Inc. - University Center Project)
$1,000,000	6.625%, 5/1/2017[a]	$1,101,160
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
3,000,000	7.250%, 11/1/2038, Series A	3,385,560
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Bc	2,014,260
	Illinois Health Facilities Authority Revenue Bonds (Advocate Health Care Network) (NATL-RE-IBC Insured)
660,000	5.250%, 8/15/2018, Series Bc	660,997
	Illinois Health Facilities Authority Revenue Bonds (Bethesda Home and Retirement Center)
1,600,000	6.250%, 9/1/2014, Series A	1,613,392
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
2,000,000	5.250%, 9/1/2018	2,001,560
	Illinois Health Facilities Authority Revenue Bonds (Rush-Presbyterian-St. Luke’s Medical Center) (NATL-RE Insured)
2,785,000	5.250%, 11/15/2014, Series Ac	2,790,041
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System) (AGM-CR Insured)
2,000,000	6.000%, 4/1/2018, Series Cc	2,352,820
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
3,900,000	5.250%, 8/15/2018	3,902,379
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds)
3,065,000	7.450%, 6/15/2012, Series L	3,374,933
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL- RE-FGIC Insured)
7,975,000	5.750%, 6/15/2018, 2nd Series[c]	9,512,022
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
1,455,000	0.180%, 10/1/2024[b]	1,455,000

Principal Amount	Long-Term Fixed Income (99.3%)	Value

Illinois (7.8%) - continued
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (AGM Insured)
$3,035,000	9.000%, 12/1/2017[c]	$4,188,330
	McLean County, Illinois, Bloomington-Normal Airport Authority Passenger Facility Charge Revenue Bonds (Central Illinois Regional Airport)
4,000,000	6.050%, 12/15/2019, AMT	4,018,080
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
885,000	5.500%, 6/15/2015, Series Ac	1,004,192
17,505,000	Zero Coupon, 6/15/2020, Series Ac	11,176,942
1,410,000	5.250%, 12/15/2028[c]	1,425,341
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	Zero Coupon, 6/15/2020, Series Bc,d	6,895,840
3,100,000	Zero Coupon, 6/15/2024, Series Ac	1,536,856
2,000,000	Zero Coupon, 12/15/2024, Series Ac	966,300
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
7,280,000	5.250%, 12/1/2032, Series C	8,677,469
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
3,000,000	6.700%, 11/1/2021, Series Ac	3,716,070
	University of Illinois Auxiliary Facilities System Revenue Bonds
2,500,000	5.750%, 4/1/2038, Series A	2,770,225

	Total Illinois	115,669,528

Indiana (1.7%)
	Ball State University Student Fee Bonds (FGIC Insured)
700,000	5.750%, 7/1/2020, Series Ka,c	743,421
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
970,000	6.250%, 1/5/2016	1,042,837
	Indiana Bond Bank Special Program Bonds (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Series D	7,472,220

The accompanying Notes to Financial Statements are an integral part of this schedule.
156

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Indiana (1.7%) - continued
	Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds (United States Steel Corporation)
$2,000,000	6.000%, 12/1/2026	$2,139,500
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,671,480
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
500,000	5.250%, 5/15/2041, Series Ec	514,340
	Indiana Transportation Finance Authority Highway Revenue Bonds
250,000	6.800%, 12/1/2016, Series A	288,098
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
3,150,000	7.250%, 6/1/2015, Series Ac	3,559,185
310,000	7.250%, 6/1/2015, Series Aa,c	322,409
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,515,950
	Purdue University Student Fee Bonds
2,120,000	5.000%, 7/1/2020, Series Lb	2,197,804

	Total Indiana	25,467,244

Iowa(0.3%)
	Coralville, Iowa Annual Appropriation Urban Renewal Tax Increment Revenue Bonds
745,000	5.000%, 6/1/2011, Series H2	756,160
3,125,000	5.000%, 6/1/2021, Series H2	3,131,031
	Iowa Finance Authority Single Family Mortgage Bonds (GNMA/FNMA Collateralized)
475,000	5.000%, 1/1/2037, Series E, AMT[c]	475,827

	Total Iowa	4,363,018

Kansas (0.9%)
	Kansas Development Finance Authority Health Facilities Revenue Bonds (Stormont-Vail HealthCare, Inc.) (NATL-RE Insured)
90,000	5.375%, 11/15/2024, Series Ka,c	94,748
910,000	5.375%, 11/15/2024, Series Kc	1,008,134
	Kansas Development Finance Authority Revenue Bonds
3,500,000	5.000%, 5/15/2030, Series Se	3,461,220

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Kansas (0.9%) - continued
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center) (AMBAC Insured)
$2,000,000	5.500%, 9/1/2025, Series Ac	$2,003,500
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,749,409
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
140,000	6.700%, 6/1/2029, Series A-2[b,c]	150,266
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
4,350,000	5.000%, 12/1/2020, Series B	4,543,140

	Total Kansas	13,010,417

Kentucky (0.7%)
	Kentucky Economic Development Finance Authority Hospital Revenue Bonds (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Series A	6,322,235
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.) (AGM Insured)
1,000,000	6.000%, 12/1/2033, Series A-1[c]	1,088,010
	Paducah, Kentucky Electric Plant Board Revenue Bonds (AGM Insured)
2,500,000	5.250%, 10/1/2035, Series Ac	2,660,600

	Total Kentucky	10,070,845

Louisiana (3.3%)
	Louisiana Public Facilities Authority Hospital Revenue Bonds (Lake Charles Memorial Hospital Project) (AMBAC- TCRS Insured)
3,000,000	8.625%, 12/1/2030[a,c]	3,078,270
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[c]	4,768,250
	Louisiana State Gas and Fuels Tax Revenue Bonds
5,000,000	5.000%, 5/1/2033, Series B	5,350,950
7,000,000	5.000%, 5/1/2045, Series B	7,378,630

The accompanying Notes to Financial Statements are an integral part of this schedule.
157

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Louisiana (3.3%) - continued
	New Orleans, Louisiana General Obligation Refunding Bonds (AMBAC Insured)
$6,500,000	Zero Coupon, 9/1/2012[c]	$6,157,905
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Ac	2,803,084
	Regional Transportation Authority, Louisiana Sales Tax Revenue Bonds (AGM Insured)
500,000	5.000%, 12/1/2030[c]	533,845
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
13,000,000	5.125%, 6/1/2037, Series A	12,841,400
	St. Tammany Parish, Louisiana Utilities Revenue Bonds
2,000,000	5.500%, 8/1/2035, Series B	2,130,220
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
3,820,000	5.500%, 5/15/2030, Series B	3,855,068

	Total Louisiana	48,897,622

Maryland (0.5%)
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[c]	1,335,790
	Maryland Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical Systems)
1,000,000	6.000%, 7/1/2022[a]	1,090,860
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
4,500,000	6.050%, 7/1/2015[c]	5,009,310

	Total Maryland	7,435,960

Massachusetts (3.5%)
	Massachusetts Bay Transportation Authority Sales Tax Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Bc	6,177,950
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds
6,000,000	5.250%, 7/1/2031, Series A	7,103,700
	Massachusetts Development Finance Agency Revenue Bonds (Devens Electric Systems)
725,000	5.625%, 12/1/2016	741,073

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Massachusetts (3.5%) - continued
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
$4,935,000	5.250%, 1/1/2013, Series Ac	$5,412,363
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	18,387,750
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Partners Healthcare System)
1,000,000	6.000%, 7/1/2016, Series C	1,035,440
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	6,656,148
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	6,031,450

	Total Massachusetts	51,545,874

Michigan (2.0%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
2,000,000	5.700%, 4/1/2020	2,374,400
	Grand Valley State University General Revenue Bonds
1,000,000	5.750%, 12/1/2034	1,071,270
	Kalamazoo Hospital Finance Authority Hospital Revenue Bonds (AGM Insured)
4,000,000	5.250%, 5/15/2036[b,c]	4,108,600
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Series Ac	3,344,445
	Michigan Public Power Agency Revenue Bonds (Combustion Turbine No. 1) (AMBAC Insured)
1,380,000	5.250%, 1/1/2016, Series Ac	1,421,193
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,786,878

The accompanying Notes to Financial Statements are an integral part of this schedule.
158

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Michigan (2.0%) - continued
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
$2,600,000	5.375%, 8/15/2014, Series Pa,c	$2,829,242
80,000	5.375%, 8/15/2014, Series Pa,c	87,054
	Michigan State Trunk Line Fund Refunding Bonds (AGM Insured)
5,000,000	5.000%, 11/1/2022[c]	5,502,050
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-REQ- SBLF Insured)
4,500,000	5.000%, 5/1/2019[c]	5,105,475
	Sault Ste. Marie Chippewa Indians Housing Authority Health Facility Revenue Bonds (Tribal Health and Human Services Center)
1,320,000	7.750%, 9/1/2012	1,325,900

	Total Michigan	29,956,507

Minnesota (2.9%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	1,020,170
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	828,520
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (AMBAC Insured)
5,000,000	5.000%, 1/1/2035, Series Ac	5,105,000
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (NATL-RE FGIC Insured)
4,750,000	5.000%, 1/1/2031, Series Cc	4,886,135
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Series Ac	85,073
	Minnesota Higher Education Facilities Authority Revenue Bonds
1,575,000	5.250%, 12/1/2035	1,597,648

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Minnesota (2.9%) - continued
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
$530,000	5.250%, 10/1/2019, Series 5-Y	$578,802
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,019,460
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Series Ac	2,129,780
	Northfield, Minnesota Hospital Revenue Bonds
1,000,000	6.000%, 11/1/2021, Series Ca	1,052,840
1,300,000	6.000%, 11/1/2026, Series Ca	1,368,692
2,040,000	6.000%, 11/1/2031, Series Ca	2,147,794
	Rochester, Minnesota Health Care Facilities Revenue Bonds (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,020,970
	St. Cloud, Minnesota Health Care Revenue Bonds (CentraCare Health System)
2,000,000	5.125%, 5/1/2030, Series A	2,087,860
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
2,000,000	5.250%, 7/1/2030, Series Ba	2,288,480
1,000,000	5.750%, 7/1/2030, Series C	1,042,010
5,500,000	5.750%, 7/1/2039	5,700,585
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,301,800
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	238,653
1,500,000	5.250%, 5/15/2036	1,454,850
	White Earth Band of Chippewa Indians Revenue Bonds (ACA Insured)
2,205,000	7.000%, 12/1/2011, Series Ac	2,241,162

	Total Minnesota	43,196,284

Missouri (1.3%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[c]	7,909,125

The accompanying Notes to Financial Statements are an integral part of this schedule.
159

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Missouri (1.3%) - continued
	Missouri Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
$40,000	6.550%, 9/1/2028, Series C-1[c]	$40,399
75,000	7.450%, 9/1/2031, Series B-1, AMT[c]	77,642
155,000	7.150%, 3/1/2032, Series C- 1, AMT[c]	165,439
	Missouri State Environmental Improvement and Energy Resources Authority Pollution Control Refunding Revenue Bonds (Associated Cooperative, Inc.)
2,000,000	4.375%, 12/1/2034[b]	2,021,620
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds
175,000	5.250%, 1/1/2018	188,200
825,000	5.250%, 1/1/2018[a]	908,746
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
3,000,000	5.250%, 5/15/2014, Series A	3,269,310
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
2,500,000	5.000%, 5/15/2020, Series A	2,668,875
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,540,980

	Total Missouri	18,790,336

Montana (0.6%)
	Montana Board of Housing Single Family Mortgage Bonds
20,000	6.000%, 6/1/2016, Series A-1	20,010
	6.250%, 6/1/2019, Series A-
75,000	2, AMT	75,086
	Montana Board of Regents of Higher Education Facilities Improvement and Refunding Revenue Bonds (University of Montana) (NATL-RE Insured)
1,165,000	5.750%, 5/15/2016, Series Fc	1,191,702
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	4,074,539

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Montana (0.6%) - continued
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
$2,830,000	5.000%, 10/1/2024	$3,015,903

	Total Montana	8,377,240

Nebraska (1.5%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	2,054,100
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Bc	2,714,925
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
1,760,000	6.150%, 2/1/2012, Series Ba	1,831,526
5,780,000	5.000%, 2/1/2046, Series A	5,911,495
	Omaha, Nebraska Special Obligation Bonds (Riverfront Redevelopment)
1,675,000	5.500%, 2/1/2015, Series A	1,778,448
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series B	5,376,800
	University of Nebraska Student Housing Revenue Bonds
1,680,000	5.000%, 5/15/2040, Series B	1,779,255

	Total Nebraska	21,446,549

New Jersey (1.3%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[c]	2,281,720
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
1,000,000	5.500%, 9/1/2036, Series A	1,081,210
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series Lc	1,198,460
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (AGM Insured)
5,000,000	5.500%, 12/15/2016, Series Ac	5,889,200
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
3,695,000	6.500%, 1/1/2016, Series Ca,c	4,301,017
745,000	6.500%, 1/1/2016, Series Cc	852,935
260,000	6.500%, 1/1/2016, Series Ca,c	302,643

The accompanying Notes to Financial Statements are an integral part of this schedule.
160

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
New Jersey (1.3%) - continued
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
$3,180,000	5.250%, 1/1/2025[c]	$3,909,333

	Total New Jersey	19,816,518

New Mexico (0.9%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,680,705
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,609,390

	Total New Mexico	13,290,095

New York (6.8%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	5,979,350
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
2,360,000	5.750%, 7/1/2013, Series Oa	2,510,356
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,660,560
1,750,000	5.500%, 8/1/2022, Series A	1,907,815
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
11,000,000	5.750%, 6/15/2040, Series A	12,507,880
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds (AMBAC Insured)
2,000,000	5.875%, 6/15/2012,Series Aa,c	2,176,260
	New York City Transitional Finance Authority Future Tax Secured Bonds
735,000	5.375%, 11/15/2021, Series A	794,138
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
1,805,000	5.375%, 11/15/2021, Series Aa	1,988,605
8,940,000	5.500%, 11/1/2026, Series Ad	9,348,826
13,000,000	5.250%, 2/1/2029, Series B	13,147,940
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
2,000,000	7.500%, 5/15/2013, Series A	2,318,360
5,000,000	5.875%, 5/15/2017, Series A	5,972,100
4,000,000	5.250%, 11/15/2023, Series Bb	4,261,840

Principal Amount	Long-Term Fixed Income (99.3%)	Value

New York (6.8%) - continued
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
$2,000,000	5.250%, 4/1/2016, Series Ec	$2,343,160
	New York State Urban Development Corporation Correctional and Youth Service Contract Revenue Bonds
20,000,000	5.000%, 1/1/2017, Series Aa	20,152,800
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
2,000,000	5.000%, 3/15/2036, Series B- 1	2,123,400

	Total New York	101,193,390

North Carolina (2.4%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,620,050
4,000,000	5.375%, 1/1/2017, Series C	4,291,960
7,170,000	5.250%, 1/1/2020, Series A	8,133,146
1,535,000	5.500%, 1/1/2021, Series B	1,539,820
2,000,000	5.000%, 1/1/2026, Series B	2,188,980
1,475,000	6.000%, 1/1/2026, Series Aa	1,932,973
	North Carolina Municipal Power Agency #1 Catawba Electric Revenue Bonds
3,200,000	5.000%, 1/1/2025, Series A	3,492,928
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
1,250,000	5.000%, 1/1/2030, Series A	1,317,537
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds (NATL-RE Insured)
4,000,000	6.000%, 1/1/2011[c]	4,034,160
	Raleigh-Durham, North Carolina Airport Authority Revenue Bonds
1,935,000	5.000%, 5/1/2036, Series A	2,036,588
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
1,000,000	5.375%, 2/1/2017	1,052,990

	Total North Carolina	35,641,132

North Dakota (0.6%)
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series A	3,090,925

The accompanying Notes to Financial Statements are an integral part of this schedule.
161

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
North Dakota (0.6%) - continued
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
$3,250,000	6.250%, 7/1/2021, Series B	$3,253,412
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	2,920,968

	Total North Dakota	9,265,305

Ohio (2.5%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
875,000	6.000%, 12/1/2012[c]	920,631
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
6,465,000	5.125%, 6/1/2024, Series A-2	5,618,085
	Lorain County, Ohio Hospital Facilities Revenue Refunding and Improvement Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021, Series A	2,066,080
	Lucas County, Ohio Health Care Facilities Revenue Refunding and Improvement Bonds
2,000,000	6.550%, 8/15/2024, Series A	2,022,840
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Series B	2,472,720
	Ohio Higher Educational Facility Commission Revenue Bonds (Kenyon College)
4,740,000	5.250%, 7/1/2044	4,910,450
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Ac	2,349,660
10,000,000	5.500%, 2/15/2026, Series Ac	11,739,900
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,705,060
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Dc	2,825,943

	Total Ohio	36,631,369

Oklahoma (0.5%)
	Oklahoma Development Finance Authority Hospital Revenue Refunding Bonds (Unity Health Center)
1,040,000	5.000%, 10/1/2011	1,062,495

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Oklahoma (0.5%) - continued
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program)
$35,000	7.550%, 9/1/2028, Series C-2, AMT	$36,281
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
95,000	7.100%, 9/1/2028, Series D-2, AMT[c]	98,579
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,500,000	6.000%, 1/1/2038, Series A	1,643,055
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds (NATL- RE Insured)
1,030,000	5.875%, 1/1/2012, Series Bc	1,062,054
	Payne County Economic Development Authority Student Housing Revenue Bonds (Collegiate Housing Foundation - Stillwater)
2,900,000	6.375%, 6/1/2030, Series Aa	3,000,572

	Total Oklahoma	6,903,036

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	318,693
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
5,000,000	Zero Coupon, 6/15/2028, Series B	2,259,500

	Total Oregon	2,578,193

Pennsylvania (3.0%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,412,313
2,000,000	5.625%, 8/15/2039	2,158,600
	Allegheny County, Pennsylvania Redevelopment Authority Tax Increment Bonds (Waterfront)
295,000	6.000%, 12/15/2010, Series B	295,000
1,705,000	6.550%, 12/15/2017, Series Ca	1,728,989

The accompanying Notes to Financial Statements are an integral part of this schedule.
162

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Pennsylvania (3.0%) - continued
	Cornwall-Lebanon School District, Lebanon County, Pennsylvania General Obligation Notes (AGM Insured)
$2,000,000	Zero Coupon, 3/15/2016[c]	$1,738,320
1,520,000	Zero Coupon, 3/15/2017[c]	1,263,834
	Cumberland County Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,749,808
2,000,000	5.000%, 1/1/2036	1,877,140
	Cumberland County, Pennsylvania Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,000,000	6.125%, 1/1/2029	2,127,060
	Delaware County, Pennsylvania Industrial Development Authority Airport Facilities Revenue Bonds
3,500,000	0.230%, 12/1/2015[b]	3,500,000
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[a]	2,254,900
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
5,795,000	5.750%, 7/1/2039, Series A	6,026,800
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (AGM Insured)
8,000,000	Zero Coupon, 6/1/2033, Series Cc,d	6,495,200
5,000,000	6.250%, 6/1/2038, Series Cc	5,680,000
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
2,000,000	5.250%, 9/1/2026	1,851,760
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
1,000,000	5.500%, 12/1/2012[c]	1,091,210

	Total Pennsylvania	44,250,934

Puerto Rico (1.2%)
	Puerto Rico Electric Power Authority Power Revenue Bonds
10,000,000	5.250%, 7/1/2040, Series XX	10,422,500

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Puerto Rico (1.2%) - continued
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
$7,655,000	6.625%, 6/1/2026, AMT	$7,709,197

	Total Puerto Rico	18,131,697

South Carolina (1.7%)
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Memorial Hospital)
1,000,000	5.500%, 10/1/2026	1,007,670
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,316,488
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL-RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[c]	4,949,000
5,000,000	5.000%, 1/1/2022[c]	5,012,150
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
4,895,000	6.875%, 8/1/2027, Series Ca	5,674,382
605,000	6.875%, 8/1/2027, Series Ca	701,328
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
2,500,000	5.500%, 1/1/2038, Series A	2,738,725
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,c]	2,308,680

	Total South Carolina	24,708,423

South Dakota (1.1%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
5,000,000	6.500%, 6/1/2032, Series B	5,090,750
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
1,170,000	5.625%, 4/1/2032	1,177,909
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	4,996,900
1,250,000	5.500%, 11/1/2040	1,301,262

The accompanying Notes to Financial Statements are an integral part of this schedule.
163

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
South Dakota (1.1%) - continued
	South Dakota Health and Educational Facilities Authority Revenue Refunding Bonds (Prairie Lakes Health Care System) (ACA-CBI Insured)
$1,770,000	5.650%, 4/1/2022[c]	$1,775,257
	South Dakota State Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
2,215,000	5.650%, 4/1/2022	2,221,579

	Total South Dakota	16,563,657

Tennessee (1.1%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson- Madison County General Hospital)
2,000,000	5.625%, 4/1/2038	2,061,540
3,450,000	5.750%, 4/1/2041	3,573,855
	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,747,500
2,000,000	5.350%, 9/1/2012	2,120,720
	Nashville and Davidson Counties Industrial Development Board Multifamily Housing Revenue Refunding Bonds (Beechwood Terrace Apartments) (GNMA Collateralized)
4,155,000	6.625%, 3/20/2036, Series Ac	4,302,419

	Total Tennessee	16,806,034

Texas (11.0%)
	Alliance Airport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,285,000	4.850%, 4/1/2021, AMT	10,475,581
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[c]	2,114,160
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
2,250,000	6.000%, 11/15/2013[c]	2,383,740
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Series Ac	1,922,994

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Texas (11.0%) - continued
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Pan American Apartments) (GNMA Collateralized)
$1,680,000	7.000%, 3/20/2031, Series A- 1[a,c]	$1,803,766
	Bluebonnet Trails Community Mental Health and Mental Retardation Center Revenue Bonds
1,000,000	6.125%, 12/1/2016	1,015,290
	Clifton Higher Education Finance Corporation Education Revenue Bonds (Uplift Education)
4,000,000	6.250%, 12/1/2045, Series A	4,191,680
	Corpus Christi, Texas General Improvement Refunding Bonds (FSA Insured)
260,000	5.000%, 3/1/2012, Series Ac	269,170
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL- RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[c]	1,054,210
500,000	5.500%, 11/1/2017, Series A, AMT[c]	524,025
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (XLCA Insured)
9,750,000	6.125%, 11/1/2018, Series C- 2, AMT[c]	9,777,885
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[c]	12,018,800
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[c]	1,509,007
	Denton, Texas Utility System Revenue Bonds (AGM Insured)
3,210,000	5.250%, 12/1/2015, Series Aa,c	3,528,978
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	6.375%, 6/1/2029, Series Aa	2,089,320
2,000,000	7.250%, 12/1/2035, Series B	2,304,560

The accompanying Notes to Financial Statements are an integral part of this schedule.
164

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value

Texas (11.0%) - continued
	Harris County, Texas General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
$7,000,000	Zero Coupon, 8/15/2024[c]	$4,217,430
	Harris County, Texas Industrial Development Corporation Pollution Control Revenue Bonds
1,100,000	0.180%, 3/1/2024[b]	1,100,000
500,000	0.180%, 3/1/2024[b]	500,000
	Harris County, Texas Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	6,851,585
	Houston, Texas Airport System Revenue Bonds (AGM Insured)
2,000,000	5.625%, 7/1/2030, Series A, AMT[c]	2,001,140
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (AGM Insured)
10,000,000	5.750%, 12/1/2032, Series Aa,c	13,020,300
	Leander Independent School District, Williamson and Travis Counties, Texas Unlimited Tax School Building General Obligation Bonds (PSF-GTD Insured)
5,000,000	5.000%, 8/15/2035[c]	5,386,150
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF- GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	4,070,652
	Lower Colorado River Authority, Texas Unrefunded Balance Revenue Bonds (AGM Insured)
215,000	5.875%, 5/15/2015, Series Ac	215,752
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,103,500
2,000,000	5.250%, 2/1/2029[c]	2,435,440
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[a]	2,974,868
	North Texas Tollway Authority System Revenue Refunding Bonds
1,000,000	5.625%, 1/1/2033, Series A	1,065,010
	North Texas Tollway Authority System Revenue Refunding Bonds (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Series Dc	2,117,450
26,125,000	Zero Coupon, 1/1/2034, Series Dc	7,519,559

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Texas (11.0%) - continued
	Pharr, Texas Higher Education Finance Authority Education Revenue Bonds (Idea Public Schools)
$2,500,000	6.250%, 8/15/2029, Series A	$2,625,425
2,000,000	6.500%, 8/15/2039, Series A	2,104,900
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033[c]	1,062,610
2,795,000	6.150%, 11/20/2041[c]	2,965,411
	San Antonio, Texas General Obligation Bonds
425,000	5.250%, 2/1/2014	429,773
	San Antonio, Texas Water System Revenue Refunding Bonds (AGM Insured)
1,000,000	5.500%, 5/15/2018[c]	1,071,480
1,000,000	5.500%, 5/15/2019[c]	1,071,160
1,000,000	5.500%, 5/15/2020[c]	1,069,570
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,204,857
1,000,000	5.125%, 6/1/2027	1,023,770
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,c]	9,915,842
	Southwest Higher Education Authority, Inc. Higher Education Revenue Bonds (Southern Methodist University)
4,000,000	5.000%, 10/1/2041	4,207,360
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,559,714
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Series Bc	1,311,100
2,000,000	5.250%, 9/1/2027, Series Bc	2,096,280
1,000,000	5.250%, 9/1/2028, Series Bc	1,047,400
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,084,060
	Westlake, Texas Certificates of Obligation
315,000	6.500%, 5/1/2013	351,691
350,000	6.500%, 5/1/2015	401,754
335,000	6.500%, 5/1/2017[a]	400,034
1,650,000	5.750%, 5/1/2024	1,784,657
2,000,000	5.800%, 5/1/2032[a]	2,340,140

The accompanying Notes to Financial Statements are an integral part of this schedule.
165

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Texas (11.0%) - continued
	Wylie, Texas Independent School District General Obligation Bonds (PSF-GTD Insured)
$745,000	6.875%, 8/15/2014[a,c]	$783,233
430,000	6.875%, 8/15/2014[c]	450,911
3,280,000	7.000%, 8/15/2024[c]	3,406,444

	Total Texas	163,331,578

Utah (0.7%)
	Riverton, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
3,000,000	5.000%, 8/15/2041	3,109,830
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,336,660
	Utah State Charter School Finance Authority Charter School Revenue Bonds (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,022,500

	Total Utah	10,468,990

Virginia (0.5%)
	Fairfax County, Virginia Industrial Development Authority Health Care Revenue Bonds (Inova Health System)
1,000,000	5.000%, 5/15/2025, Series C	1,073,920
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,857,475
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
1,630,000	5.250%, 6/1/2019[a]	1,689,674
	Virginia Port Authority Port Facilities Revenue Refunding Bonds
2,000,000	5.000%, 7/1/2040	2,092,860

	Total Virginia	7,713,929

Washington (5.0%)
	Energy Northwest Columbia Generating Station Refunding Electric Revenue Bonds (NATL-RE Insured)
1,000,000	5.750%, 7/1/2018, Series Ac	1,079,600
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[c]	6,681,960
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,678,025

Principal Amount	Long- Term Fixed Income (99.3%)	Value
Washington (5.0%) - continued
	King County, Washington Sewer Revenue Refunding Bonds (AGM Insured)
$10,000,000	5.500%, 1/1/2013, Series Bc	$10,563,600
	Tobacco Settlement Authority Tobacco Settlement Asset-Backed Bonds
7,105,000	6.500%, 6/1/2026	7,326,534
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[c]	5,789,780
	Washington General Obligation Bonds
340,000	6.250%, 2/1/2011, Series A & AT-6	344,964
2,000,000	6.000%, 6/1/2012, Series B & AT-7	2,171,320
1,290,000	5.750%, 10/1/2012, Series 93A	1,375,140
25,000	5.750%, 10/1/2012, Series 93Aa	26,688
5,000,000	6.750%, 2/1/2015, Series A	5,553,600
	Washington General Obligation Bonds (AGM Insured)
5,000,000	5.000%, 7/1/2021, Series Ac	5,599,800
	Washington Health Care Facilities Authority Revenue Bonds
2,500,000	5.250%, 12/1/2030, Series Ae	2,433,350
5,000,000	5.250%, 10/1/2032, Series A	5,195,450
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center) (AGM Insured)
1,000,000	5.000%, 12/1/2030, Series Ac	1,014,080
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	5,679,950
	Washington Health Care Facilities Authority Revenue Bonds (Swedish Health Services) (AMBAC Insured)
2,000,000	5.125%, 11/15/2018[c]	2,002,380
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Series B	5,471,970
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,392,439
1,000,000	5.625%, 10/1/2040	1,052,530

The accompanying Notes to Financial Statements are an integral part of this schedule.
166

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Washington (5.0%) - continued
	Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Revenue Bonds (Crista Ministries)
$1,000,000	5.350%, 7/1/2014, Series A	$1,001,720

	Total Washington	74,434,880

Wisconsin (1.7%)
	Monroe, Wisconsin Redevelopment Authority Development Revenue Bonds (Monroe Clinic, Inc.)
3,500,000	5.875%, 2/15/2039	3,635,555
	Wisconsin Health and Educational Facilities Authority Revenue and Refunding Bonds (Wheaton Franciscan Services, Inc.)
6,000,000	5.750%, 8/15/2025[a]	6,466,860
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Aurora Health Care, Inc.)
1,500,000	5.500%, 2/15/2015, Series B	1,504,530
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
2,000,000	5.750%, 6/1/2034	2,090,420
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc.) (Radian Insured)
1,000,000	5.750%, 8/15/2020[c]	1,011,140
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic)
2,000,000	6.000%, 2/15/2025, Series B	2,021,400
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,000,000	5.500%, 12/15/2038, Series A	5,151,400
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.) (Radian Insured)
2,000,000	5.500%, 8/15/2029[c]	2,006,880
	Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds (Marquette University)
1,000,000	5.000%, 10/1/2033, Series B-1	1,024,260

	Total Wisconsin	24,912,445

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Wyoming (1.5%)
	Kemmerer, Wyoming Pollution Control Revenue Bonds (Exxon)
$930,000	0.180%, 11/1/2014[b]	$930,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
1,230,000	0.180%, 11/1/2014, Series Cb	1,230,000
5,215,000	0.180%, 11/1/2014, Series Db	5,215,000
505,000	0.180%, 11/1/2014, Series Bb	505,000
3,245,000	0.180%, 11/1/2014, Series Ab	3,245,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,410,774
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
5,825,000	5.750%, 10/1/2020	6,787,115

	Total Wyoming	21,322,889

	Total Long-Term Fixed Income (cost $1,376,270,066)	1,469,965,863

	Total Investments (cost $1,376,270,066) 99.3%	$1,469,965,863

	Other Assets and Liabilities, Net 0.7%	9,825,003

	Total Net Assets 100.0%	$1,479,790,866

a	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
c	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2010.
e	Denotes investments purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this schedule.
167

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Definitions:

ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
CR	-	Custodial Receipts
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance, Inc.
GNMA	-	Government National Mortgage Association
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Public School Fund Guaranteed
Q-SBLF	-	Qualified School Bond Loan Fund
Radian	-	Radian Guaranty, Inc.
TCRS	-	Temporary Custodial Receipts
VA	-	Department of Veterans’ Affairs
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$96,641,451
Gross unrealized depreciation	(2,954,101)

Net unrealized appreciation (depreciation)	$93,687,350

Cost for federal income tax purposes	$1,376,278,513

The accompanying Notes to Financial Statements are an integral part of this schedule.
168

Municipal Bond Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Municipal Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Education	140,408,810	—	140,408,810	—
Electric Revenue	84,886,855	—	84,886,855	—
Escrowed/Pre-refunded	185,555,341	—	185,555,341	—
General Obligation	268,141,162	—	268,141,162	—
Health Care	201,969,440	—	201,969,440	—
Housing Finance	16,992,053	—	16,992,053	—
Industrial Development Revenue	76,248,018	—	76,248,018	—
Other Revenue	155,238,357	—	155,238,357	—
Tax Revenue	111,094,612	—	111,094,612	—
Transportation	153,605,092	—	153,605,092	—
Water & Sewer	75,826,123	—	75,826,123	—

Total	$1,469,965,863	$—	$1,469,965,863	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Municipal Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(170,751)

Total Interest Rate Contracts		(170,751)

Total		($170,751)

The following table presents Municipal Bond Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$922,815	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund

The accompanying Notes to Financial Statements are an integral part of this schedule.
169

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Bank Loans (0.9%)[a]	Value
Basic Materials (0.2%)
	CF Industries, Inc., Term Loan
$341,261	4.500%, 4/5/2015	$344,353
	Lyondell Chemical Company, Term Loan
728,175	5.500%, 3/14/2016	734,000
	Smurfit-Stone Container Enterprises, Inc., Term Loan
748,125	6.750%, 1/2/2016	754,140

	Total Basic Materials	1,832,493

Communications Services (0.2%)
	Charter Communications Operating, LLC, Term Loan
654,310	7.250%, 3/16/2014	676,884
	Lamar Media Corporation, Term Loan
738,750	4.250%, 12/31/2016	741,675

	Total Communications Services	1,418,559

Consumer Cyclical (0.1%)
	Universal City Development, Term Loan
744,361	5.500%, 10/20/2014	749,944

	Total Consumer Cyclical	749,944

Consumer Non-Cyclical (0.2%)
	Dole Food Company, Term Loan
373,125	5.051%, 3/3/2017	374,815
	HCA, Inc., Term Loan
627,529	2.539%, 11/17/2013	614,665
	Michael Food, Inc., Term Loan
748,125	6.250%, 6/14/2016	760,986

	Total Consumer Non-Cyclical	1,750,466

Financials (<0.1%)
	American General Finance Corporation, Term Loan
200,000	7.250%, 4/21/2015	201,626

	Total Financials	201,626

Technology (0.1%)
	Freescale Semiconductor, Term Loan
600,586	4.504%, 12/1/2016	565,385

	Total Technology	565,385

Utilities (0.1%)
	Calpine Corporation, Term Loan
191,983	3.165%, 3/29/2014	190,783
369,075	7.000%, 4/21/2017	375,689

	Total Utilities	566,472

	Total Bank Loans (cost $6,980,888)	7,084,945

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Asset-Backed Securities (1.7%)
	Capitalsource Commercial Loan Trust
451,920	0.386%, 3/20/2017[b,c]	440,809

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Asset-Backed Securities (1.7%) - continued
	Carrington Mortgage Loan Trust
$1,100,000	0.406%, 8/25/2036[c]	$554,175
	Countrywide Asset-Backed Certificates
1,368,852	5.549%, 8/25/2021[d]	1,000,353
	First Horizon ABS Trust
1,499,512	0.416%, 10/25/2034[c,d]	758,627
	GMAC Mortgage Corporation Loan Trust
3,577,605	0.436%, 8/25/2035[c,d]	1,808,651
3,892,448	0.436%, 12/25/2036[c,d]	2,075,200
	Goldman Sachs Alternative Mortgage Products Trust
4,505,697	0.336%, 8/25/2036[c]	4,152,325
	IndyMac Seconds Asset-Backed Trust
1,734,748	0.426%, 10/25/2036[c,d]	422,850
	Renaissance Home Equity Loan Trust
2,007,728	5.746%, 5/25/2036	1,436,890
1,400,000	6.011%, 5/25/2036	1,006,527

	Total Asset-Backed Securities	13,656,407

Basic Materials (6.6%)
	ABI Escrow Corporation
740,000	10.250%, 10/15/2018[e]	789,950
	Alcoa, Inc.
1,875,000	6.150%, 8/15/2020	1,979,089
	Anglo American Capital plc
925,000	4.450%, 9/27/2020[e]	961,485
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,831,267
1,650,000	6.125%, 6/1/2018	1,804,531
2,250,000	5.250%, 8/5/2020	2,276,537
	Arch Coal, Inc.
150,000	7.250%, 10/1/2020	164,250
	Arch Western Finance, LLC
521,000	6.750%, 7/1/2013	526,210
	Ashland, Inc.
740,000	9.125%, 6/1/2017	852,850
	Celulosa Arauco y Constitucion SA
1,480,000	5.000%, 1/21/2021[e]	1,526,019
	CONSOL Energy, Inc.
290,000	8.000%, 4/1/2017[e]	317,550
940,000	8.250%, 4/1/2020[e]	1,048,100
	Corporacion Nacional del Cobre de Chile - Codelco
1,575,000	3.750%, 11/4/2020[e,f]	1,569,015
	Domtar Corporation
1,100,000	7.125%, 8/15/2015	1,201,750
	Dow Chemical Company
1,750,000	5.900%, 2/15/2015	1,971,981
1,850,000	8.550%, 5/15/2019	2,376,023
	FMG Finance, Pty., Ltd.
1,110,000	7.000%, 11/1/2015[e]	1,137,750
1,100,000	10.625%, 9/1/2016[e]	1,622,500
	Georgia-Pacific, LLC
1,100,000	7.125%, 1/15/2017[e]	1,182,500
1,300,000	5.400%, 11/1/2020[e,f]	1,313,000
	Gerdau SA
1,850,000	5.750%, 1/30/2021[e]	1,917,062

The accompanying Notes to Financial Statements are an integral part of this schedule.
170

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Basic Materials (6.6%) - continued
	Gold Fields Orogen Holding BVI, Ltd.
$2,225,000	4.875%, 10/7/2020[e]	$2,183,918
	International Paper Company
2,250,000	7.500%, 8/15/2021	2,743,740
750,000	7.300%, 11/15/2039	854,870
	Lyondell Chemical Company
1,130,000	11.000%, 5/1/2018	1,265,600
	Mosaic Global Holdings, Inc., Convertible
1,500,000	7.375%, 12/1/2014[e]	1,553,628
	Noble Group, Ltd.
750,000	4.875%, 8/5/2015[e]	792,623
1,850,000	6.750%, 1/29/2020[e]	2,056,628
	NOVA Chemicals Corporation
750,000	8.625%, 11/1/2019	832,500
	Peabody Energy Corporation
750,000	7.375%, 11/1/2016	849,375
	Rio Tinto Finance USA, Ltd.
800,000	8.950%, 5/1/2014	998,998
1,965,000	6.500%, 7/15/2018	2,414,199
800,000	9.000%, 5/1/2019	1,126,387
1,100,000	3.500%, 11/2/2020	1,098,625
	Teck Resources, Ltd.
827,000	10.250%, 5/15/2016	1,021,345
750,000	4.500%, 1/15/2021	782,779
	Vale Overseas, Ltd.
1,875,000	6.875%, 11/10/2039	2,151,407

	Total Basic Materials	51,096,041

Capital Goods (2.1%)
	Abengoa Finance SAU
830,000	8.875%, 11/1/2017[e]	817,550
	BE Aerospace, Inc.
220,000	6.875%, 10/1/2020	233,750
	Bombardier, Inc.
550,000	7.750%, 3/15/2020[e]	610,500
	Case New Holland, Inc.
950,000	7.875%, 12/1/2017[e]	1,061,625
	CRH America, Inc.
1,100,000	8.125%, 7/15/2018	1,323,373
	Crown Americas, LLC
700,000	7.625%, 5/15/2017	763,000
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	1,963,369
	L-3 Communications Corporation
750,000	5.875%, 1/15/2015	765,000
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	418,920
900,000	5.000%, 3/1/2020	979,388
1,300,000	5.250%, 11/15/2021	1,442,082
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,672,817
	Waste Management, Inc.
2,700,000	7.375%, 3/11/2019	3,400,763
550,000	4.750%, 6/30/2020	591,424

	Total Capital Goods	16,043,561

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Collateralized Mortgage Obligations (1.8%)
	Banc of America Mortgage Securities, Inc.
$3,979,686	3.176%, 9/25/2035	$3,404,252
	Bear Stearns Mortgage Funding Trust
820,135	0.536%, 8/25/2036[c]	165,194
	Countrywide Alternative Loan Trust
2,708,128	6.000%, 1/25/2037	1,930,121
	HomeBanc Mortgage Trust
1,882,631	5.947%, 4/25/2037	1,232,749
	Merrill Lynch Mortgage Investors, Inc.
2,739,837	2.752%, 6/25/2035	2,452,795
	Wachovia Mortgage Loan Trust, LLC
2,389,644	5.076%, 5/20/2036	1,834,269
	Washington Mutual Mortgage Pass-Through Certificates
1,537,836	0.546%, 10/25/2045[c]	1,248,450
3,743,545	1.103%, 2/25/2047[c]	1,765,613

	Total Collateralized Mortgage Obligations	14,033,443

Commercial Mortgage-Backed Securities (5.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.406%, 3/15/2022[b,c]	2,785,176
2,500,000	5.331%, 2/11/2044	2,602,698
	Citigroup Commercial Mortgage Trust
7,500,000	0.396%, 4/15/2022[c,e]	6,638,557
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,356,034
	Commercial Mortgage Pass-Through Certificates
4,000,000	0.386%, 12/15/2020[b,c]	3,415,668
3,500,000	0.436%, 6/15/2022[b,c]	3,181,451
	Credit Suisse Mortgage Capital Certificates
4,000,000	0.426%, 10/15/2021[c,e]	3,531,124
2,500,000	5.467%, 9/15/2039	2,669,127
	GS Mortgage Securities Corporation II
2,600,000	4.761%, 7/10/2039	2,715,648
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,250,000	5.336%, 5/15/2047	6,576,219
	Wachovia Bank Commercial Mortgage Trust
5,000,000	0.376%, 9/15/2021[b,c]	4,134,820
	WaMu Commercial Mortgage Securities Trust
347,261	3.830%, 1/25/2035[e]	350,024

	Total Commercial Mortgage-Backed Securities	39,956,546

The accompanying Notes to Financial Statements are an integral part of this schedule.
171

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Communications Services (10.4%)
	Alltel Corporation
$2,350,000	7.000%, 3/15/2016	$2,851,333
	America Movil SAB de CV
2,200,000	5.000%, 3/30/2020	2,404,571
	American Tower Corporation
2,400,000	4.625%, 4/1/2015	2,585,678
1,500,000	5.050%, 9/1/2020	1,566,018
	Cablevision Systems Corporation
750,000	8.000%, 4/15/2020	829,687
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,943,403
700,000	7.875%, 9/1/2023	842,428
	CCO Holdings, LLC
1,120,000	7.250%, 10/30/2017[e]	1,156,400
	Charter Communications Operating, LLC
1,120,000	8.000%, 4/30/2012[e]	1,191,400
	Cincinnati Bell, Inc.
1,530,000	8.250%, 10/15/2017	1,552,950
	Clear Channel Worldwide Holdings, Inc.
1,120,000	9.250%, 12/15/2017	1,223,600
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,304,551
1,100,000	5.700%, 5/15/2018	1,257,927
1,800,000	5.150%, 3/1/2020	1,979,752
1,300,000	6.400%, 5/15/2038	1,424,294
	Cox Communications, Inc.
2,100,000	9.375%, 1/15/2019[e]	2,847,083
1,500,000	8.375%, 3/1/2039[e]	1,972,209
	Cricket Communications, Inc.
1,110,000	7.750%, 5/15/2016	1,196,025
	Crown Castle Towers, LLC
3,000,000	4.883%, 8/15/2020[e]	3,056,283
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
1,400,000	6.375%, 6/15/2015	1,449,000
1,510,000	7.625%, 5/15/2016	1,691,200
	DISH DBS Corporation
1,125,000	7.125%, 2/1/2016	1,192,500
	Equinix, Inc.
650,000	8.125%, 3/1/2018	689,000
	Frontier Communications Corporation
920,000	8.250%, 4/15/2017	1,048,800
	Inmarsat Finance plc
680,000	7.375%, 12/1/2017[e]	727,600
	Intelsat Jackson Holdings SA
560,000	7.250%, 10/15/2020[e]	572,600
	Intelsat Jackson Holdings, Ltd.
190,000	8.500%, 11/1/2019[e]	207,575
	Intelsat Subsidiary Holding Company, Ltd.
1,300,000	8.875%, 1/15/2015	1,345,500
	Lamar Media Corporation
90,000	7.875%, 4/15/2018	96,075
	MetroPCS Wireless, Inc.
1,120,000	7.875%, 9/1/2018	1,201,200
	NBC Universal, Inc.
2,250,000	5.150%, 4/30/2020[e]	2,441,578
2,225,000	4.375%, 4/1/2021[e]	2,272,584

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Communications Services (10.4%) - continued
	News America, Inc.
$1,100,000	6.900%, 3/1/2019	$1,365,361
1,100,000	7.280%, 6/30/2028	1,247,188
1,350,000	6.400%, 12/15/2035	1,464,102
	Nextel Communications, Inc.
730,000	7.375%, 8/1/2015	732,737
	NII Capital Corporation
1,100,000	8.875%, 12/15/2019	1,223,750
	Qwest Communications International, Inc.
1,100,000	7.125%, 4/1/2018[e]	1,168,750
	Qwest Corporation
400,000	8.375%, 5/1/2016	482,000
1,800,000	6.500%, 6/1/2017	2,011,500
	Rogers Communications, Inc.
1,420,000	8.750%, 5/1/2032	1,837,293
	SBA Tower Trust
2,000,000	5.101%, 4/15/2017[e]	2,151,216
	Sprint Capital Corporation
750,000	8.375%, 3/15/2012	801,562
	Telecom Italia Capital SA
1,500,000	7.175%, 6/18/2019	1,808,658
	Telemar Norte Leste SA
2,200,000	5.500%, 10/23/2020[e]	2,213,750
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	1,952,201
1,400,000	6.750%, 6/15/2039	1,604,613
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,541,048
	UPC Holding BV
680,000	9.875%, 4/15/2018[e]	742,900
	Verizon Communications, Inc.
1,500,000	8.750%, 11/1/2018	2,062,197
1,350,000	8.950%, 3/1/2039	1,951,066
	Virgin Media Finance plc
1,480,000	9.500%, 8/15/2016	1,681,650
380,000	8.375%, 10/15/2019	423,700
	Wind Acquisition Finance SA
750,000	11.750%, 7/15/2017[e]	855,000
	Windstream Corporation
925,000	8.125%, 9/1/2018[e,g]	996,687

	Total Communications Services	80,439,733

Consumer Cyclical (5.6%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[e]	2,628,093
	Ameristar Casinos, Inc.
1,110,000	9.250%, 6/1/2014	1,201,575
	AOL Time Warner, Inc.
1,400,000	7.700%, 5/1/2032	1,723,029
	CVS Caremark Corporation
1,150,000	6.600%, 3/15/2019	1,398,193
1,500,000	6.302%, 6/1/2037	1,391,250
	FireKeepers Development Authority
760,000	13.875%, 5/1/2015[e]	891,100
	Ford Motor Credit Company, LLC
1,100,000	7.000%, 10/1/2013[g]	1,199,849
1,250,000	8.000%, 6/1/2014	1,399,487

The accompanying Notes to Financial Statements are an integral part of this schedule.
172

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Consumer Cyclical (5.6%) - continued
$1,070,000	7.000%, 4/15/2015	$1,182,530
370,000	6.625%, 8/15/2017	413,822
	Goodyear Tire & Rubber Company
825,000	8.250%, 8/15/2020[g]	878,625
	Home Depot, Inc.
375,000	3.950%, 9/15/2020	383,923
2,100,000	5.875%, 12/16/2036	2,181,545
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[e]	2,056,216
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[e]	1,555,677
	J.C. Penney Company, Inc.
1,050,000	5.650%, 6/1/2020	1,015,875
	Macy’s Retail Holdings, Inc.
870,000	8.375%, 7/15/2015	1,015,725
	MGM Resorts International
740,000	10.000%, 11/1/2016[e]	725,200
1,100,000	11.125%, 11/15/2017	1,265,000
	Nissan Motor Acceptance Corporation
2,650,000	5.625%, 3/14/2011[e]	2,697,390
	QVC, Inc.
730,000	7.125%, 4/15/2017[e]	777,450
180,000	7.375%, 10/15/2020[e]	192,600
	Royal Caribbean Cruises, Ltd.
750,000	6.875%, 12/1/2013	806,250
	Sears Holdings Corporation
480,000	6.625%, 10/15/2018[e]	478,800
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,273,625
	Time Warner, Inc.
1,800,000	4.875%, 3/15/2020	1,975,927
	Toll Bros Finance Corporation
1,000,000	6.750%, 11/1/2019	1,043,781
	Toys R Us Property Company I, LLC
1,100,000	10.750%, 7/15/2017	1,256,750
	Universal City Development Partners, Ltd.
730,000	8.875%, 11/15/2015	773,800
	Viacom, Inc.
1,900,000	6.250%, 4/30/2016	2,249,355
	Volvo Treasury AB
1,900,000	5.950%, 4/1/2015[e]	2,090,961
	WMG Acquisition Corporation
750,000	9.500%, 6/15/2016	808,125
	Wyndham Worldwide Corporation
2,120,000	6.000%, 12/1/2016	2,263,906
320,000	5.750%, 2/1/2018	332,521

	Total Consumer Cyclical	43,527,955

Consumer Non-Cyclical (5.5%)
	Altria Group, Inc.
700,000	4.125%, 9/11/2015	755,956
1,750,000	9.700%, 11/10/2018	2,414,011
1,500,000	9.950%, 11/10/2038	2,160,906
	Amgen, Inc.
2,250,000	3.450%, 10/1/2020	2,257,423

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Consumer Non-Cyclical (5.5%) - continued
	Anheuser-Busch InBev Worldwide, Inc.
$1,875,000	5.375%, 11/15/2014[e]	$2,118,249
1,100,000	6.875%, 11/15/2019[e]	1,374,732
1,450,000	5.375%, 1/15/2020	1,646,320
1,475,000	5.000%, 4/15/2020	1,635,406
	Boston Scientific Corporation
2,200,000	4.500%, 1/15/2015	2,311,472
750,000	5.125%, 1/12/2017	766,805
	Celgene Corporation
1,500,000	3.950%, 10/15/2020	1,496,283
	Constellation Brands, Inc.
800,000	7.250%, 5/15/2017	877,000
	DaVita, Inc.
590,000	6.375%, 11/1/2018	603,275
	Del Monte Corporation
750,000	7.500%, 10/15/2019	823,125
	Fortune Brands, Inc.
1,500,000	6.375%, 6/15/2014	1,651,392
700,000	5.375%, 1/15/2016	748,779
	Hasbro, Inc.
1,750,000	6.350%, 3/15/2040	1,761,475
	HCA, Inc.
750,000	9.625%, 11/15/2016	815,625
1,510,000	8.500%, 4/15/2019	1,698,750
730,000	7.250%, 9/15/2020	798,437
	JBS Finance II, Ltd.
750,000	8.250%, 1/29/2018[e]	793,125
	Kraft Foods, Inc.
1,850,000	4.125%, 2/9/2016	2,013,936
1,900,000	5.375%, 2/10/2020	2,128,694
	Life Technologies Corporation
1,100,000	6.000%, 3/1/2020	1,236,074
	Medco Health Solutions, Inc.
1,850,000	4.125%, 9/15/2020	1,865,605
	Mylan, Inc.
1,475,000	7.875%, 7/15/2020[e]	1,644,625
	Tenet Healthcare Corporation
1,850,000	8.000%, 8/1/2020[e]	1,880,063
	TreeHouse Foods, Inc.
740,000	7.750%, 3/1/2018	811,225
	Visant Corporation
280,000	10.000%, 10/1/2017[e]	298,200
	Warner Chilcott Company, LLC
1,390,000	7.750%, 9/15/2018[e]	1,445,600

	Total Consumer Non-Cyclical	42,832,568

Energy (9.1%)
	Anadarko Petroleum Corporation
1,100,000	5.950%, 9/15/2016	1,203,015
2,100,000	6.375%, 9/15/2017	2,332,915
	BP Capital Markets plc
1,300,000	3.125%, 10/1/2015	1,334,194
925,000	4.500%, 10/1/2020	958,139
	Cenovus Energy, Inc.
1,500,000	6.750%, 11/15/2039	1,795,880
	CenterPoint Energy Resources Corporation
3,650,000	6.125%, 11/1/2017	4,211,983
	Chesapeake Energy Corporation
750,000	7.250%, 12/15/2018	819,375
750,000	6.625%, 8/15/2020	794,063

The accompanying Notes to Financial Statements are an integral part of this schedule.
173

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Energy (9.1%) - continued
	Citgo Petroleum Corporation
$560,000	11.500%, 7/1/2017[e]	$649,600
	Denbury Resources, Inc.
880,000	8.250%, 2/15/2020	981,200
	Enbridge Energy Partners, LP
550,000	5.200%, 3/15/2020	601,831
2,200,000	8.050%, 10/1/2037	2,254,124
	Energy Transfer Partners, LP
3,350,000	6.700%, 7/1/2018	3,889,598
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,445,500
2,250,000	6.300%, 9/15/2017	2,625,786
	EQT Corporation
800,000	8.125%, 6/1/2019	984,303
	Ferrellgas Partners, LP
1,130,000	6.750%, 5/1/2014	1,144,125
	Kinder Morgan Energy Partners, LP
750,000	5.950%, 2/15/2018	857,169
1,900,000	5.800%, 3/1/2021	2,130,480
	Linn Energy, LLC
1,120,000	7.750%, 2/1/2021[e]	1,156,400
	Magellan Midstream Partners, LP
1,800,000	6.450%, 6/1/2014	2,065,293
	Marathon Oil Canada Corporation
1,900,000	8.375%, 5/1/2012	2,085,978
	Marathon Oil Corporation
1,400,000	5.900%, 3/15/2018	1,630,107
	McJunkin Red Man Corporation
750,000	9.500%, 12/15/2016[e]	690,000
	Nexen, Inc.
700,000	6.200%, 7/30/2019	828,837
1,925,000	6.400%, 5/15/2037	2,103,382
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,470,129
	Noble Holding International, Ltd.
560,000	3.450%, 8/1/2015	593,384
	NuStar Logistics, LP
2,100,000	4.800%, 9/1/2020	2,136,025
	ONEOK Partners, LP
1,750,000	6.850%, 10/15/2037	1,958,331
	PetroHawk Energy Corporation
1,300,000	10.500%, 8/1/2014	1,485,250
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,638,360
	Plains All American Pipeline, LP
1,500,000	3.950%, 9/15/2015	1,588,449
1,850,000	6.500%, 5/1/2018	2,156,969
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,254,300
	QEP Resources, Inc.
370,000	6.875%, 3/1/2021	402,375
	Reliance Holdings USA, Inc.
1,100,000	4.500%, 10/19/2020[e]	1,073,241
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,567,364
	Transocean, Inc.
1,300,000	4.950%, 11/15/2015	1,377,541
1,100,000	6.000%, 3/15/2018	1,192,090

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Energy (9.1%) - continued
	Valero Energy Corporation
$1,875,000	6.125%, 2/1/2020	$2,075,454
	Weatherford International, Inc.
1,300,000	6.350%, 6/15/2017	1,484,926
	Weatherford International, Ltd.
1,900,000	6.000%, 3/15/2018	2,130,567
	Woodside Finance, Ltd.
1,875,000	4.500%, 11/10/2014[e]	2,021,124

	Total Energy	70,179,156

Financials (29.9%)
	Abbey National Capital Trust I
1,910,000	8.963%, 12/29/2049[h]	2,078,957
	Aegon NV
1,400,000	2.628%, 7/29/2049[h]	936,740
	Ally Financial, Inc.
750,000	6.875%, 8/28/2012	787,500
1,680,000	7.500%, 9/15/2020[e]	1,814,400
	AMB Property, LP
1,050,000	4.500%, 8/15/2017	1,072,385
	American Express Credit Corporation
850,000	7.300%, 8/20/2013	972,009
2,250,000	5.125%, 8/25/2014	2,483,757
1,850,000	2.750%, 9/15/2015	1,865,799
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,485,804
	AXA SA
2,600,000	6.463%, 12/31/2049[e,h]	2,431,000
	Axis Specialty Finance, LLC
1,750,000	5.875%, 6/1/2020	1,791,072
	BAC Capital Trust VI
1,850,000	5.625%, 3/8/2035	1,676,237
	BAC Capital Trust XI
700,000	6.625%, 5/23/2036	685,458
	Bank of America Corporation
1,800,000	6.500%, 8/1/2016	2,007,149
1,700,000	5.750%, 12/1/2017	1,801,760
1,100,000	8.000%, 12/29/2049[h]	1,110,087
	Bank of Nova Scotia
1,850,000	1.650%, 10/29/2015[e]	1,811,423
	Barclays Bank plc
1,240,000	5.140%, 10/14/2020	1,226,283
2,300,000	7.434%, 9/15/2049[e,h]	2,334,500
	BBVA International Preferred SA Unipersonal
1,850,000	5.919%, 12/29/2049[h]	1,634,775
	Bear Stearns Companies, Inc.
1,100,000	6.400%, 10/2/2017	1,282,816
	Blackstone Holdings Finance Company, LLC
1,860,000	5.875%, 3/15/2021[e]	1,874,958
	BNP Paribas Home Loan Covered Bonds SA
2,600,000	2.200%, 11/2/2015[e,f]	2,614,490
	Boston Properties, Inc.
2,250,000	5.875%, 10/15/2019	2,538,340
	Cantor Fitzgerald, LP
1,050,000	7.875%, 10/15/2019[e]	1,096,573
	Capital One Capital V
1,075,000	10.250%, 8/15/2039	1,166,375

The accompanying Notes to Financial Statements are an integral part of this schedule.
174

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (29.9%) - continued
	Capital One Financial Corporation
$930,000	6.150%, 9/1/2016	$1,031,776
	CIGNA Corporation
1,750,000	6.350%, 3/15/2018	2,044,783
	CIT Group, Inc.
1,902,313	7.000%, 5/1/2017	1,892,801
	Citigroup, Inc.
1,875,000	2.384%, 8/13/2013[c]	1,890,223
1,500,000	6.500%, 8/19/2013	1,673,687
1,875,000	6.010%, 1/15/2015	2,077,933
1,500,000	4.750%, 5/19/2015	1,599,011
1,300,000	6.125%, 5/15/2018	1,449,656
875,000	5.375%, 8/9/2020	920,910
	CME Group Index Services, LLC
1,400,000	4.400%, 3/15/2018[e]	1,489,389
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019[g]	2,507,606
700,000	5.875%, 8/15/2020	716,086
	Commonwealth Bank of Australia
1,750,000	5.000%, 3/19/2020[e]	1,907,948
	CommonWealth REIT
1,850,000	6.250%, 8/15/2016	1,963,540
	Corestates Capital Trust I
1,000,000	8.000%, 12/15/2026[e]	1,030,379
	Corporacion Andina de Fomento
1,250,000	8.125%, 6/4/2019	1,552,139
	Credit Suisse New York, NY
2,450,000	4.375%, 8/5/2020	2,520,722
	Developers Diversified Realty Corporation
750,000	5.375%, 10/15/2012	766,452
	Discover Bank
1,125,000	8.700%, 11/18/2019	1,361,491
644,000	7.000%, 4/15/2020	710,776
	DnB NOR Boligkreditt
2,600,000	2.100%, 10/14/2015[e]	2,604,040
	Duke Realty, LP
1,900,000	5.950%, 2/15/2017	2,050,165
	Endurance Specialty Holdings, Ltd.
2,800,000	6.150%, 10/15/2015	3,048,648
	ERP Operating, LP
1,500,000	5.125%, 3/15/2016	1,648,506
	Fifth Third Bancorp
1,700,000	5.450%, 1/15/2017	1,805,048
	Fifth Third Bank
1,850,000	0.479%, 5/17/2013[c]	1,772,984
	GATX Corporation
1,125,000	4.750%, 10/1/2012	1,181,743
	General Electric Capital Corporation
2,500,000	6.375%, 11/15/2067	2,471,875
1,100,000	6.000%, 8/7/2019	1,242,682
1,500,000	4.375%, 9/16/2020	1,513,071
925,000	6.875%, 1/10/2039	1,063,542
	Goldman Sachs Group, Inc.
3,200,000	6.250%, 9/1/2017	3,616,083
1,650,000	5.950%, 1/18/2018	1,833,630
1,500,000	5.375%, 3/15/2020	1,587,111
700,000	6.750%, 10/1/2037	733,980
	Health Care Property Investors, Inc.
1,900,000	5.625%, 5/1/2017	2,006,410

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (29.9%) - continued
	Health Care REIT, Inc.
$1,800,000	6.125%, 4/15/2020	$1,957,603
	HSBC USA, Inc.
1,850,000	5.000%, 9/27/2020	1,853,391
	Hutchinson Whampoa Finance, Ltd.
1,450,000	6.000%, 12/29/2049[e,h]	1,417,375
	Icahn Enterprises, LP
1,150,000	8.000%, 1/15/2018	1,183,063
	ING Capital Funding Trust III
1,800,000	8.439%, 12/31/2049[h]	1,728,000
	International Lease Finance Corporation
1,850,000	5.300%, 5/1/2012	1,877,750
1,875,000	6.750%, 9/1/2016[e]	2,043,750
	J.P. Morgan Chase & Company
1,875,000	4.400%, 7/22/2020	1,907,972
1,850,000	5.500%, 10/15/2040	1,863,560
2,800,000	7.900%, 4/29/2049[h]	2,984,828
	J.P. Morgan Chase Capital XXV
900,000	6.800%, 10/1/2037	894,757
	KeyCorp
1,875,000	3.750%, 8/13/2015	1,930,401
	LBG Capital No. 1 plc
1,900,000	7.875%, 11/1/2020	1,881,000
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	2,045,043
1,125,000	4.750%, 10/1/2020	1,159,451
	Lincoln National Corporation
560,000	4.300%, 6/15/2015	596,153
750,000	6.250%, 2/15/2020	836,060
	Lloyds TSB Bank plc
1,600,000	5.800%, 1/13/2020[e]	1,712,286
1,850,000	6.500%, 9/14/2020[e]	1,929,977
	Manulife Financial Corporation
2,250,000	3.400%, 9/17/2015	2,285,350
	Merrill Lynch & Company, Inc.
3,400,000	6.875%, 4/25/2018	3,816,004
2,000,000	7.750%, 5/14/2038	2,183,168
	MetLife Capital Trust X
1,000,000	9.250%, 4/8/2038[e]	1,205,000
	Morgan Stanley
1,875,000	4.200%, 11/20/2014	1,949,306
1,875,000	4.000%, 7/24/2015	1,931,912
1,100,000	5.450%, 1/9/2017	1,168,030
1,550,000	6.625%, 4/1/2018	1,741,008
1,100,000	5.625%, 9/23/2019	1,155,065
2,300,000	5.500%, 1/26/2020	2,394,040
	MUFG Capital Finance 1, Ltd.
3,020,000	6.346%, 7/29/2049[h]	3,044,846
	National City Bank
1,900,000	5.800%, 6/7/2017	2,103,731
	Nationwide Building Society
2,600,000	6.250%, 2/25/2020[e]	2,856,831
	New York Life Insurance Company
1,500,000	6.750%, 11/15/2039[e]	1,782,087
	Nordea Bank AB
1,500,000	3.700%, 11/13/2014[e]	1,598,082
	PNC Funding Corporation
1,900,000	3.000%, 5/19/2014	1,978,901
	Preferred Term Securities XXIII, Ltd.
3,140,616	0.492%, 12/22/2036[b,c]	1,538,902

The accompanying Notes to Financial Statements are an integral part of this schedule.
175

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (29.9%) - continued
	ProLogis
$1,400,000	5.625%, 11/15/2015	$1,484,742
725,000	7.375%, 10/30/2019	808,967
	Prudential Financial, Inc.
750,000	6.200%, 1/15/2015	851,846
1,600,000	6.000%, 12/1/2017	1,805,141
1,875,000	5.375%, 6/21/2020	2,038,877
725,000	5.700%, 12/14/2036	715,257
	Qatari Diar Finance QSC
1,900,000	5.000%, 7/21/2020[e]	1,988,610
	Rabobank Nederland NV
1,850,000	2.125%, 10/13/2015	1,864,891
	Regency Centers, LP
1,500,000	5.875%, 6/15/2017	1,646,904
	Regions Financial Corporation
1,125,000	5.750%, 6/15/2015	1,159,537
	Reinsurance Group of America, Inc.
3,100,000	5.625%, 3/15/2017	3,355,487
	Resona Bank, Ltd.
2,600,000	5.850%, 9/29/2049[e,h]	2,582,525
	Royal Bank of Scotland Group plc
1,850,000	5.000%, 10/1/2014	1,879,313
	Royal Bank of Scotland plc
1,200,000	5.625%, 8/24/2020	1,262,815
	Simon Property Group, LP
1,485,000	5.750%, 12/1/2015	1,695,956
750,000	10.350%, 4/1/2019	1,060,193
1,750,000	4.375%, 3/1/2021	1,793,027
	SLM Corporation
750,000	5.125%, 8/27/2012	767,536
1,800,000	5.000%, 10/1/2013	1,807,510
1,700,000	5.375%, 5/15/2014	1,704,998
	Standard Chartered plc
2,225,000	3.850%, 4/27/2015[e,g]	2,351,447
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[e,h]	2,581,176
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,432,815
	UBS AG/Stamford, Connecticut
1,800,000	5.875%, 12/20/2017	2,063,237
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,654,444
	Unum Group
1,500,000	7.125%, 9/30/2016	1,731,450
	Wachovia Bank NA
1,220,000	4.875%, 2/1/2015	1,326,435
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,628,845
	WEA Finance, LLC
1,000,000	7.125%, 4/15/2018[e]	1,183,743
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,150,000	7.500%, 6/2/2014[e]	1,339,206
	Westpac Banking Corporation
1,900,000	4.200%, 2/27/2015	2,062,807
	Willis North America, Inc.
2,940,000	6.200%, 3/28/2017	3,148,678
1,100,000	7.000%, 9/29/2019	1,201,117
	XL Capital, Ltd.
1,900,000	6.250%, 5/15/2027	1,867,328

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Financials (29.9%) - continued
	ZFS Finance USA Trust II
$1,500,000	6.450%, 12/15/2065[e]	$1,440,000

	Total Financials	231,689,016

Foreign Government (0.9%)
	Brazil Government International Bond
650,000	4.875%, 1/22/2021	720,850
1,850,000	5.625%, 1/7/2041	2,053,500
	Export-Import Bank of Korea
1,050,000	5.125%, 6/29/2020	1,135,569
1,850,000	4.000%, 1/29/2021	1,811,226
	Korea Development Bank/ Republic of Korea
1,500,000	4.375%, 8/10/2015	1,615,021

	Total Foreign Government	7,336,166

Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,750,000	4.000%, 11/1/2025[f]	8,109,646
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
10,550,000	4.500%, 11/1/2040[f]	11,074,208
8,000,000	5.500%, 11/1/2040[f]	8,588,752
5,500,000	6.000%, 11/1/2040[f]	5,970,938

	Total Mortgage-Backed Securities	33,743,544

Technology (1.0%)
	Affiliated Computer Services, Inc.
1,900,000	5.200%, 6/1/2015	2,077,335
	CA, Inc.
1,925,000	5.375%, 12/1/2019	2,085,125
	Flextronics International, Ltd.
1,110,000	6.250%, 11/15/2014	1,130,813
	Iron Mountain, Inc.
800,000	8.000%, 6/15/2020	872,000
	Jabil Circuit, Inc.
170,000	5.625%, 12/15/2020	171,062
	JDA Software Group, Inc.
190,000	8.000%, 12/15/2014[e]	203,300
	Xerox Corporation
750,000	6.400%, 3/15/2016	884,788
550,000	5.625%, 12/15/2019	616,172

	Total Technology	8,040,595

Transportation (2.5%)
	American Airlines Pass Through Trust
1,084,874	10.375%, 7/2/2019	1,296,425
	Avis Budget Car Rental, LLC
1,120,000	8.250%, 1/15/2019[e]	1,131,200
	Continental Airlines, Inc.
1,300,000	6.750%, 9/15/2015[e]	1,353,625
675,000	7.250%, 11/10/2019	749,250
1,302,239	5.983%, 4/19/2022	1,377,118
	CSX Corporation
793,000	7.900%, 5/1/2017	1,003,254
1,107,000	6.220%, 4/30/2040	1,219,197

The accompanying Notes to Financial Statements are an integral part of this schedule.
176

Income Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Transportation (2.5%) - continued
	Delta Air Lines, Inc.
$674,000	9.500%, 9/15/2014[e]	$741,400
2,016,400	7.750%, 12/17/2019	2,258,368
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[e]	2,190,847
	FedEx Corporation
2,413,610	6.720%, 1/15/2022	2,623,204
	Kansas City Southern de Mexico SA de CV
740,000	7.375%, 6/1/2014	773,300
	Navios Maritime Holdings, Inc.
990,000	8.875%, 11/1/2017[e]	1,056,825
	United Air Lines, Inc.
1,656,691	10.400%, 11/1/2016	1,872,060

	Total Transportation	19,646,073

U.S. Government and Agencies (3.0%)
	U.S. Treasury Notes
3,000,000	2.500%, 3/31/2015	3,196,890
1,900,000	3.000%, 2/28/2017	2,049,328
2,600,000	2.750%, 5/31/2017	2,756,203
2,500,000	3.125%, 5/15/2019	2,651,172
3,000,000	3.500%, 5/15/2020	3,235,560
	U.S. Treasury Notes, TIPS
1,979,857	1.625%, 1/15/2018	2,187,124
2,964,989	1.875%, 7/15/2019	3,352,291
3,230,432	1.375%, 1/15/2020	3,507,794

	Total U.S. Government and Agencies	22,936,362

Utilities (6.7%)
	Abu Dhabi National Energy Company
900,000	6.250%, 9/16/2019[e]	959,551
	AES Corporation
935,000	7.750%, 10/15/2015	1,023,825
	Ameren Illinois Power Company
1,800,000	6.125%, 11/15/2017	2,054,475
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017	1,168,725
	CMS Energy Corporation
1,490,000	4.250%, 9/30/2015	1,519,588
	Columbus Southern Power Company
1,600,000	6.050%, 5/1/2018	1,871,053
	Commonwealth Edison Company
2,170,000	7.500%, 7/1/2013	2,508,160
1,000,000	6.150%, 9/15/2017	1,179,575
	Consolidated Natural Gas Company
1,100,000	5.000%, 12/1/2014	1,237,691
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,578,927
	El Paso Corporation
1,330,000	8.250%, 2/15/2016	1,511,213
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	662,306
1,500,000	4.000%, 10/1/2020	1,493,398
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,195,258

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Utilities (6.7%) - continued
	Inergy, LP
$650,000	7.000%, 10/1/2018[e]	$679,250
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[e]	2,279,864
2,500,000	6.050%, 1/31/2018[e]	2,850,642
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	1,996,052
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,961,309
1,800,000	5.450%, 9/15/2020	1,942,556
	NRG Energy, Inc.
1,250,000	7.375%, 2/1/2016	1,301,563
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,058,507
	Ohio Power Company
1,300,000	5.375%, 10/1/2021	1,473,486
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,502,561
	Petrobras International Finance Company
1,200,000	5.750%, 1/20/2020	1,342,373
	Power Receivables Finance, LLC
605,068	6.290%, 1/1/2012[b]	605,195
	Progress Energy, Inc.
725,000	7.000%, 10/30/2031	869,924
	PSEG Power, LLC
3,200,000	5.000%, 4/1/2014	3,525,875
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,424,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,753,405
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,860,173
	Williams Partners, LP
1,500,000	5.250%, 3/15/2020	1,638,588

	Total Utilities	52,029,068

	Total Long-Term Fixed Income (cost $705,765,327)	747,186,234

Shares	Mutual Funds (1.7%)	Value
Fixed Income Mutual Funds (1.7%)
2,749,045	Thrivent High Yield Fund	13,360,360

	Total Fixed Income Mutual Funds	13,360,360

	Total Mutual Funds (cost $9,700,000)	13,360,360

Shares	Preferred Stock (0.5%)	Value
Financials (0.5%)
100	Ally Financial, Inc., 7.000%[e,h]	88,869
28,000	Citigroup Capital XII, 8.500%	738,360
17,760	Citigroup, Inc., 7.875%[i,j]	470,640
13,000	Citigroup, Inc., Convertible, 7.500%	1,606,020
238,000	Federal National Mortgage Association, 8.250%[h,i]	130,900

The accompanying Notes to Financial Statements are an integral part of this schedule.
177

Income Fund

Schedule of Investments as of October 31, 2010

Shares	Preferred Stock (0.5%)	Value
Financials (0.5%) - continued
43,750	HSBC Holdings plc, 8.000%[h]	$1,209,687

	Total Financials	4,244,476

	Total Preferred Stock (cost $8,044,654)	4,244,476

Shares	Common Stock (0.1%)	Value
Financials (0.1%)
9,893	CIT Group, Inc.[i]	428,664

	Total Financials	428,664

	Total Common Stock (cost $313,151)	428,664

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
350	$124.00, expires 11/27/2010	$98,438

	Total Options Purchased (cost $159,644)	98,438

Shares	Collateral Held for Securities Loaned (0.8%)	Value
5,860,500	Thrivent Financial Securities Lending Trust	5,860,500

	Total Collateral Held for Securities Loaned (cost $5,860,500)	5,860,500

Principal Amount	Short-Term Investments (5.0%)[k]	Value
	Charta, LLC
9,905,000	0.220%, 11/1/2010	9,905,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.150%, 11/3/2010	4,999,958
5,000,000	0.170%, 11/9/2010	4,999,811
17,685,000	0.155%, 11/10/2010	17,684,315
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.200%, 3/14/2011[l]	999,276

	Total Short-Term Investments (at amortized cost)	38,588,360

	Total Investments (cost $775,412,524) 105.3%	$816,851,977

	Other Assets and Liabilities, Net (5.3%)	(41,030,207)

	Total Net Assets 100.0%	$775,821,770

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	$451,920
Commercial Mortgage Pass- Through Certificates	10/18/2006	$4,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	$3,500,000
Power Receivables Finance, LLC	9/30/2003	$604,890
Preferred Term Securities XXIII, Ltd.	9/14/2006	$3,140,617
Wachovia Bank Commercial Mortgage Trust	5/2/2007	$5,000,306

c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
d	All or a portion of the security is insured or guaranteed.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $149,349,737 or 19.3% of total net assets.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Non-income producing security.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2010.
k	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
l	At October 31, 2010, $999,276 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.
178

Income Fund

Schedule of Investments as of October 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$62,743,086
Gross unrealized depreciation	(21,303,633)

Net unrealized appreciation (depreciation)	$41,439,453

Cost for federal income tax purposes	$775,412,524

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Income Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans

Basic Materials	1,832,493	—	1,832,493	—
Communications Services	1,418,559	—	1,418,559	—
Consumer Cyclical	749,944	—	749,944	—
Consumer Non-Cyclical	1,750,466	—	1,750,466	—
Financials	201,626	—	201,626	—
Technology	565,385	—	565,385	—
Utilities	566,472	—	566,472	—

Long-Term Fixed Income
Asset-Backed Securities	13,656,407	—	13,656,407	—
Basic Materials	51,096,041	—	49,527,026	1,569,015
Capital Goods	16,043,561	—	16,043,561	—
Collateralized Mortgage Obligations	14,033,443	—	14,033,443	—
Commercial Mortgage-Backed Securities	39,956,546	—	39,956,546	—
Communications Services	80,439,733	—	80,439,733	—
Consumer Cyclical	43,527,955	—	43,527,955	—
Consumer Non-Cyclical	42,832,568	—	42,832,568	—
Energy	70,179,156	—	70,179,156	—
Financials	231,689,016	—	228,732,739	2,956,277
Foreign Government	7,336,166	—	7,336,166	—
Mortgage-Backed Securities	33,743,544	—	33,743,544	—
Technology	8,040,595	—	8,040,595	—
Transportation	19,646,073	—	12,092,852	7,553,221
U.S. Government and Agencies	22,936,362	—	22,936,362	—
Utilities	52,029,068	—	52,029,068	—

Mutual Funds
Fixed Income Mutual Funds	13,360,360	13,360,360	—	—

Preferred Stock
Financials	4,244,476	4,155,607	88,869	—

Common Stock
Financials	428,664	428,664	—	—
Options Purchased	98,438	98,438	—	—
Collateral Held for Securities Loaned	5,860,500	5,860,500	—	—
Short-Term Investments	38,588,360	—	38,588,360	—

Total	$816,851,977	$23,903,569	$780,869,895	$12,078,513

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	137,652	137,652	—	—
Credit Default Swaps	18,621	—	18,621	—

Total Asset Derivatives	$156,273	$137,652	$18,621	$—

Liability Derivatives
Futures Contracts	1,980,014	1,980,014	—	—
Credit Default Swaps	259,713	—	259,713	—

Total Liability Derivatives	$2,239,727	$1,980,014	$259,713	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
179

Income Fund

Schedule of Investments as of October 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income
Basic Materials	—	—	21,751	1,547,264	—	—	—	1,569,015
Commercial Mortgage- Backed Securities	6,581,250	367,656	(81,250)	—	(6,867,656)	—	—	—
Financials	—	—	190,381	1,450,000	(60,647)	1,376,543	—	2,956,277
Transportation	4,426,000	36,416	673,282	2,110,500	(1,598,258)	1,905,281	—	7,553,221

Total	$11,007,250	$404,072	$804,164	$5,107,764	($8,526,561)	$3,281,824	$—	$12,078,513

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of $816,332.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	December 2010	$33,959,927	$34,097,579	$137,652
5-Yr. U.S. Treasury Bond Futures	(335)	December 2010	(40,277,496)	(40,728,674)	(451,178)
10-Yr. U.S. Treasury Bond Futures	(940)	December 2010	(117,915,724)	(118,704,375)	(788,651)
20-Yr. U.S. Treasury Bond Futures	440	December 2010	58,352,686	57,612,501	(740,185)
Total Futures Contracts					($1,842,362)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDS Fortune Brand, Inc., 5 Year, at 1.00%; Barclays Capital	Buy	12/20/2015	$1,850,000	($65,239)	$83,860	$18,621
CDX HY, Series 14, 5 Year, at 5.00%; Bank of America	Buy	6/20/2015	5,600,000	(130,003)	(106,762)	(236,765)
CDX IG, Series 15, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2015	9,300,000	3,390	(26,338)	(22,948)
Total Credit Default Swaps					($49,240)	($241,092)

1	As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.
180

Income Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	$98,438

Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	137,652
Total Interest Rate Contracts		236,090

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	18,621

Total Credit Contracts		18,621

Total Asset Derivatives		$254,711

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,980,014
Total Interest Rate Contracts		1,980,014

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	259,713
Total Credit Contracts		259,713

Total Liability Derivatives		$2,239,727

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	10,466

Total Equity Contracts		10,466

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	330

Total Foreign Exchange Contracts		330

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(138,819)
Futures	Net realized gains/(losses) on Futures contracts	(4,890,463)

Total Interest Rate Contracts		(5,029,282)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(224,974)

Total Credit Contracts		(224,974)

Total		($5,243,460)

The accompanying Notes to Financial Statements are an integral part of this schedule.
181

Income Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(61,206)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,254,607)
Total Interest Rate Contracts		(1,315,813)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(360,960)
Total Credit Contracts		(360,960)

Total		($1,676,773)

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$227,692	<0.1%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	226,719,349	30.3%	N/A	N/A	N/A	N/A	72
Foreign Exchange Contracts	N/A	N/A	$556	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$10,404,713	1.4%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
High Yield	$12,288,232	$—	$—	2,749,045	$13,360,360	$1,057,511
Money Market	120,371	995,131	1,115,502	—	—	—
Thrivent Financial Securities Lending Trust	1,776,500	112,018,434	107,934,434	5,860,500	5,860,500	8,086
Total Value and Income Earned	14,185,103				19,220,860	1,065,597

The accompanying Notes to Financial Statements are an integral part of this schedule.
182

Core Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Asset-Backed Securities (5.3%)
	Carrington Mortgage Loan Trust
$650,000	0.406%, 8/25/2036[a]	$327,467
	Countrywide Asset-Backed Certificates
958,197	5.549%, 8/25/2021[b]	700,247
	Credit Based Asset Servicing and Securitization, LLC
859,281	5.501%, 12/25/2036	608,927
	First Horizon ABS Trust
2,326,406	0.386%, 10/25/2026[a,b]	1,654,063
1,999,349	0.416%, 10/25/2034[a,b]	1,011,502
	GMAC Mortgage Corporation Loan Trust
2,981,337	0.436%, 8/25/2035[a,b]	1,507,209
2,395,353	0.436%, 12/25/2036[a,b]	1,277,046
	Goldman Sachs Alternative Mortgage Products Trust
947,984	0.336%, 8/25/2036[a]	873,636
	Green Tree Financial Corporation
379,069	7.650%, 10/15/2027	384,642
	Popular ABS Mortgage Pass-Through Trust
900,000	5.297%, 11/25/2035	817,479
	Renaissance Home Equity Loan Trust
4,195,105	5.608%, 5/25/2036	3,667,806
1,000,000	5.285%, 1/25/2037	820,366
	Wachovia Asset Securitization, Inc.
3,010,200	0.396%, 7/25/2037[a,b,c]	2,024,360
	Total Asset-Backed Securities	15,674,750

Basic Materials (3.3%)
	Anglo American Capital plc
500,000	4.450%, 9/27/2020[d]	519,722
	ArcelorMittal
1,000,000	6.125%, 6/1/2018	1,093,655
800,000	5.250%, 8/5/2020	809,435
	Corporacion Nacional del Cobre de Chile - Codelco
750,000	3.750%, 11/4/2020[d,e]	747,150
	Dow Chemical Company
800,000	8.550%, 5/15/2019	1,027,470
	Gold Fields Orogen Holding BVI, Ltd.
1,300,000	4.875%, 10/7/2020[d]	1,275,997
	Noble Group, Ltd.
1,200,000	6.750%, 1/29/2020[d]	1,334,029
	Rio Tinto Finance USA, Ltd.
800,000	9.000%, 5/1/2019	1,126,387
	Teck Resources, Ltd.
1,000,000	10.250%, 5/15/2016	1,235,000
	Vale Overseas, Ltd.
800,000	4.625%, 9/15/2020	828,243
	Total Basic Materials	9,997,088

Capital Goods (1.0%)
	Hutchinson Whampoa Finance, Ltd.
1,000,000	5.750%, 9/11/2019[d]	1,106,258
	Republic Services, Inc.
400,000	5.000%, 3/1/2020	435,284
800,000	5.250%, 11/15/2021	887,435

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Capital Goods (1.0%) - continued
	Textron, Inc.
$500,000	7.250%, 10/1/2019	$595,109
	Total Capital Goods	3,024,086

Collateralized Mortgage Obligations (4.0%)
	Banc of America Mortgage Securities, Inc.
2,487,304	3.176%, 9/25/2035	2,127,657
	Bear Stearns Mortgage Funding Trust
820,135	0.536%, 8/25/2036[a]	165,194
	Chase Mortgage Finance Corporation
457,601	5.398%, 1/25/2036	128,215
	Countrywide Alternative Loan Trust
1,441,627	6.000%, 1/25/2037	1,027,467
	HomeBanc Mortgage Trust
1,882,631	5.947%, 4/25/2037	1,232,749
	J.P. Morgan Alternative Loan Trust
2,724,131	5.292%, 3/25/2036	1,793,840
	J.P. Morgan Mortgage Trust
435,492	5.695%, 6/25/2036	423,202
	Merrill Lynch Mortgage Investors, Inc.
2,283,198	2.752%, 6/25/2035	2,043,996
	Thornburg Mortgage Securities Trust
1,592,404	0.366%, 11/25/2046[a]	1,551,254
	WaMu Mortgage Pass Through Certificates
691,026	5.738%, 8/25/2046	614,989
	Wells Fargo Mortgage Backed Securities Trust
799,775	6.000%, 7/25/2037	730,944
	Total Collateralized Mortgage Obligations	11,839,507

Commercial Mortgage-Backed Securities (10.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.613%, 6/11/2050	1,580,987
5,000,000	0.406%, 3/15/2022[a,c]	4,641,960
	Citigroup/Deutsche Bank Commercial Mortgage
1,250,000	5.322%, 12/11/2049	1,303,879
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.386%, 12/15/2020[a,c]	3,415,668
	Credit Suisse Mortgage Capital Certificates
4,000,000	0.426%, 10/15/2021[a,d]	3,531,124
1,200,000	5.467%, 9/15/2039	1,281,181
	Government National Mortgage Association
2,474,079	3.214%, 1/16/2040	2,603,444
	GS Mortgage Securities Corporation II
3,000,000	0.387%, 3/6/2020[a,d]	2,872,758
2,000,000	4.761%, 7/10/2039	2,088,960

The accompanying Notes to Financial Statements are an integral part of this schedule.
183

Core Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Commercial Mortgage-Backed Securities (10.4%) - continued
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
$2,000,000	5.336%, 5/15/2047	$2,104,390
	Morgan Stanley Capital I, Inc.
1,500,000	4.970%, 4/14/2040	1,570,834
	Wachovia Bank Commercial Mortgage Trust
2,000,000	5.765%, 7/15/2045	2,191,354
1,500,000	5.308%, 11/15/2048	1,625,511
	Total Commercial Mortgage- Backed Securities	30,812,050

Communications Services (4.7%)
	America Movil SAB de CV
800,000	5.000%, 3/30/2020	874,390
	American Tower Corporation
1,000,000	5.050%, 9/1/2020	1,044,012
	CBS Corporation
800,000	8.875%, 5/15/2019	1,036,482
	Cox Communications, Inc.
750,000	8.375%, 3/1/2039[d]	986,104
	Crown Castle Towers, LLC
800,000	6.113%, 1/15/2020[d]	889,759
800,000	4.883%, 8/15/2020[d]	815,009
	Frontier Communications Corporation
681,000	6.250%, 1/15/2013	721,860
	NBC Universal, Inc.
1,000,000	4.375%, 4/1/2021[d]	1,021,386
500,000	5.950%, 4/1/2041[d]	510,634
	News America, Inc.
425,000	7.280%, 6/30/2028	481,868
510,000	6.400%, 12/15/2035	553,105
	Rogers Communications, Inc.
975,000	6.750%, 3/15/2015	1,166,706
130,000	8.750%, 5/1/2032	168,203
	SBA Tower Trust
800,000	5.101%, 4/15/2017[d]	860,486
	Telecom Italia Capital SA
975,000	5.250%, 10/1/2015	1,072,027
	Telemar Norte Leste SA
1,000,000	5.500%, 10/23/2020[d]	1,006,250
	Time Warner Cable, Inc.
200,000	8.750%, 2/14/2019	266,151
	Verizon Communications, Inc.
350,000	8.950%, 3/1/2039	505,832
	Total Communications Services	13,980,264

Consumer Cyclical (2.1%)
	CVS Caremark Corporation
1,000,000	6.125%, 9/15/2039	1,077,645
	Ford Motor Credit Company, LLC
600,000	7.000%, 4/15/2015	663,101
	Hyundai Motor Manufacturing Czech
1,000,000	4.500%, 4/15/2015[d]	1,054,696
	Nissan Motor Acceptance Corporation
1,110,000	5.625%, 3/14/2011[d]	1,129,850
800,000	4.500%, 1/30/2015[d]	855,925

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Consumer Cyclical (2.1%) - continued
	Wal-Mart Stores, Inc.
$800,000	5.875%, 4/5/2027	$906,277
	Wyndham Worldwide Corporation
500,000	7.375%, 3/1/2020	554,541
	Total Consumer Cyclical	6,242,035

Consumer Non-Cyclical (2.5%)
	Altria Group, Inc.
525,000	9.700%, 11/10/2018	724,203
	Amgen, Inc.
800,000	3.450%, 10/1/2020	802,639
	Anheuser-Busch InBev Worldwide, Inc.
800,000	5.375%, 11/15/2014[d]	903,786
	CareFusion Corporation
350,000	6.375%, 8/1/2019	414,778
	Celgene Corporation
1,000,000	3.950%, 10/15/2020	997,522
	HCA, Inc.
850,000	9.250%, 11/15/2016	920,125
	Hospira, Inc.
500,000	5.600%, 9/15/2040	498,523
	Kraft Foods, Inc.
1,000,000	5.375%, 2/10/2020	1,120,365
	Life Technologies Corporation
800,000	4.400%, 3/1/2015	856,186
	Total Consumer Non-Cyclical	7,238,127

Energy (2.9%)
	Anadarko Petroleum Corporation
500,000	6.375%, 9/15/2017	555,456
	BP Capital Markets plc
1,000,000	4.500%, 10/1/2020	1,035,826
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017	1,327,063
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019	1,051,250
	NuStar Logistics, LP
800,000	4.800%, 9/1/2020	813,724
	ONEOK Partners, LP
450,000	8.625%, 3/1/2019	585,573
	Reliance Holdings USA, Inc.
1,000,000	4.500%, 10/19/2020[d]	975,674
	Valero Energy Corporation
800,000	6.125%, 2/1/2020	885,527
	Weatherford International, Ltd.
500,000	5.125%, 9/15/2020	523,442
	XTO Energy, Inc.
800,000	5.500%, 6/15/2018	951,632
	Total Energy	8,705,167

Financials (19.7%)
	AMB Property, LP
800,000	6.125%, 12/1/2016	899,544
	American Express Bank FSB/Salt Lake City, UT
500,000	6.000%, 9/13/2017	572,357
	American Express Company
400,000	7.000%, 3/19/2018	480,460
	Axis Specialty Finance, LLC
1,100,000	5.875%, 6/1/2020	1,125,817

The accompanying Notes to Financial Statements are an integral part of this schedule.
184

Core Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (19.7%) - continued
	Bank of America Corporation
$1,100,000	6.500%, 8/1/2016	$1,226,591
1,040,000	5.625%, 7/1/2020	1,078,417
	Barclays Bank plc
550,000	5.140%, 10/14/2020	543,916
	Barclays Bank plc, Convertible
2,000,000	1.000%, 6/25/2017[f]	2,158,400
	Bear Stearns Companies, Inc.
800,000	6.400%, 10/2/2017	932,957
	Blackstone Holdings Finance Company, LLC
850,000	6.625%, 8/15/2019[d]	896,438
	Cantor Fitzgerald, LP
1,750,000	7.875%, 10/15/2019[d]	1,827,621
	Capital One Bank USA NA
900,000	8.800%, 7/15/2019	1,141,566
	Capital One Capital V
850,000	10.250%, 8/15/2039	922,250
	Citigroup, Inc.
1,250,000	2.384%, 8/13/2013[a]	1,260,149
300,000	6.500%, 8/19/2013	334,737
	CNA Financial Corporation
800,000	6.500%, 8/15/2016	885,482
500,000	5.875%, 8/15/2020	511,490
	Commonwealth Bank of Australia
800,000	3.750%, 10/15/2014[d]	854,420
	Corestates Capital Trust I
1,250,000	8.000%, 12/15/2026[d]	1,287,974
	Credit Suisse Securities USA, LLC, Convertible
1,200,000	1.000%, 4/28/2017[f]	1,168,080
	Discover Bank
500,000	7.000%, 4/15/2020	551,845
	Federal Realty Investment Trust
500,000	5.900%, 4/1/2020	552,922
	Fifth Third Bancorp
650,000	5.450%, 1/15/2017	690,165
	General Electric Capital Corporation
400,000	6.000%, 8/7/2019	451,884
800,000	4.375%, 9/16/2020	806,971
300,000	6.875%, 1/10/2039	344,932
	Goldman Sachs Group, Inc., Convertible
21,850	0.250%, 11/7/2011[e,g]	575,791
2,000,000	1.000%, 1/31/2015[f]	1,881,447
	Health Care REIT, Inc.
800,000	6.125%, 4/15/2020	870,046
	HSBC BANK USA, NA
750,000	4.875%, 8/24/2020	779,235
	HSBC Holdings plc
575,000	6.500%, 5/2/2036	614,255
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015[d]	337,500
	J.P. Morgan Chase & Company
800,000	4.950%, 3/25/2020	848,441
	Liberty Property, LP
630,000	5.500%, 12/15/2016	704,031
	Lincoln National Corporation
850,000	8.750%, 7/1/2019	1,096,041
	Lloyds TSB Bank plc
1,000,000	6.500%, 9/14/2020[d]	1,043,231

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (19.7%) - continued
	Merrill Lynch & Company, Inc.
$475,000	6.875%, 4/25/2018	$533,118
	Morgan Stanley
800,000	7.300%, 5/13/2019	922,686
800,000	5.500%, 1/26/2020	832,710
	MUFG Capital Finance 1, Ltd.
800,000	6.346%, 7/29/2049[h]	806,582
	Nationwide Building Society
800,000	6.250%, 2/25/2020[d]	879,025
	Nordea Bank AB
800,000	4.875%, 1/27/2020[d]	860,976
	PNC Funding Corporation
800,000	5.125%, 2/8/2020	868,226
	Principal Financial Group, Inc.
800,000	8.875%, 5/15/2019	1,045,061
	ProLogis
350,000	6.875%, 3/15/2020	380,322
	Prudential Financial, Inc.
1,150,000	6.100%, 6/15/2017	1,292,724
390,000	5.700%, 12/14/2036	384,759
	Rabobank Nederland
500,000	11.000%, 12/29/2049[d,h]	667,500
	Rabobank Nederland NV
1,200,000	4.750%, 1/15/2020[d]	1,305,830
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	1,028,294
1,000,000	6.450%, 11/15/2019	1,096,552
	Royal Bank of Scotland Group plc
800,000	6.400%, 10/21/2019	872,636
	Royal Bank of Scotland plc
850,000	4.875%, 8/25/2014[d]	909,743
	Santander US Debt SA Unipersonal
800,000	2.991%, 10/7/2013[d]	804,189
	Simon Property Group, LP
800,000	4.375%, 3/1/2021	819,670
	SLM Corporation
400,000	8.000%, 3/25/2020	404,307
	State Street Capital Trust III
1,200,000	8.250%, 3/15/2042[h]	1,221,900
	SVB Financial Group
1,000,000	5.375%, 9/15/2020	1,014,863
	Swiss RE Capital I, LP
850,000	6.854%, 5/29/2049[d,h]	843,846
	TNK-BP Finance SA
800,000	6.250%, 2/2/2015[d]	849,000
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	397,120
	UnitedHealth Group, Inc.
550,000	6.500%, 6/15/2037	606,630
	USB Capital XIII Trust
800,000	6.625%, 12/15/2039	813,976
	Wachovia Bank NA
770,000	4.875%, 2/1/2015	837,176
	Wachovia Corporation
850,000	5.250%, 8/1/2014	923,012
	Westpac Banking Corporation
800,000	2.250%, 11/19/2012	818,743
	Willis North America, Inc.
760,000	6.200%, 3/28/2017	813,944
	Total Financials	58,112,523

The accompanying Notes to Financial Statements are an integral part of this schedule.
185

Core Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Foreign Government (1.7%)
	Brazil Government International Bond
$750,000	4.875%, 1/22/2021	$831,750
	Chile Government International Bond
800,000	3.875%, 8/5/2020	833,056
	Corporacion Andina de Fomento
2,000,000	5.750%, 1/12/2017	2,168,018
	Poland Government International Bond
250,000	3.875%, 7/16/2015	265,246
	Qatar Government International Bond
800,000	4.000%, 1/20/2015[d]	843,000

	Total Foreign Government	4,941,070

Mortgage-Backed Securities (20.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
10,300,000	4.000%, 11/1/2025[e]	10,777,982
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
11,700,000	4.500%, 11/1/2040[e]	12,281,349
23,500,000	5.500%, 11/1/2040[e]	25,229,459
5,200,000	6.000%, 11/1/2040[e]	5,645,250
5,000,000	6.500%, 11/1/2040[e]	5,517,190
	Total Mortgage-Backed Securities	59,451,230

Technology (0.3%)
	Affiliated Computer Services, Inc.
800,000	5.200%, 6/1/2015	874,667
	Total Technology	874,667

Transportation (2.2%)
	American Airlines Pass Through Trust
887,625	10.375%, 7/2/2019	1,060,711
	Continental Airlines, Inc.
800,000	7.250%, 11/10/2019	888,000
	CSX Corporation
800,000	3.700%, 10/30/2020	791,417
	Delta Air Lines, Inc.
786,888	7.750%, 12/17/2019	881,314
	ERAC USA Finance, LLC
800,000	5.250%, 10/1/2020[d]	854,965
	FedEx Corporation
1,027,773	6.720%, 1/15/2022	1,117,024
	United Air Lines, Inc.
779,619	10.400%, 11/1/2016	880,970
	Total Transportation	6,474,401

U.S. Government and Agencies (15.6%)
	Federal Home Loan Banks
2,400,000	0.291%, 2/10/2012[a]	2,397,643
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	1,637,343
775,000	4.625%, 2/15/2040	860,008
	U.S. Treasury Notes
2,000,000	3.500%, 5/31/2013	2,160,782
3,500,000	1.500%, 12/31/2013	3,602,812

Principal Amount	Long-Term Fixed Income (100.9%)	Value
U.S. Government and Agencies (15.6%) - continued
$500,000	1.750%, 1/31/2014	$518,594
4,000,000	1.875%, 4/30/2014	4,165,312
1,650,000	2.375%, 9/30/2014	1,749,515
5,500,000	1.875%, 6/30/2015	5,699,375
2,000,000	3.625%, 8/15/2019	2,193,750
800,000	3.625%, 2/15/2020	873,438
1,050,000	3.500%, 5/15/2020	1,132,446
800,000	3.500%, 2/15/2039	732,500
	U.S. Treasury Notes, TIPS
5,539,920	2.500%, 7/15/2016	6,377,401
5,367,652	1.875%, 7/15/2019	6,068,802
5,299,928	1.375%, 1/15/2020	5,754,974
	Total U.S. Government and Agencies	45,924,695

U.S. Municipals (0.3%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
850,000	6.718%, 1/1/2049	883,991
	Total U.S. Municipals	883,991

Utilities (4.7%)
	Abu Dhabi National Energy Company
850,000	6.250%, 9/16/2019[d]	906,243
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	905,350
	Enterprise Products Operating, LLC
800,000	5.200%, 9/1/2020	878,700
	Exelon Generation Company, LLC
1,000,000	4.000%, 10/1/2020	995,599
515,000	5.750%, 10/1/2041	505,697
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015	918,066
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[d]	883,699
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	901,565
	NiSource Finance Corporation
400,000	6.125%, 3/1/2022	454,874
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	870,456
	Petrobras International Finance Company
1,000,000	5.750%, 1/20/2020	1,118,644
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	832,600
	Power Receivables Finance, LLC
302,534	6.290%, 1/1/2012[c]	302,597
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
672,910	5.298%, 9/30/2020[d]	730,107
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
334,575	5.832%, 9/30/2016[d]	363,981
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,336,999

The accompanying Notes to Financial Statements are an integral part of this schedule.
186

Core Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Utilities (4.7%) - continued
	Williams Partners, LP
$ 800,000	5.250%, 3/15/2020	$ 873,914
	Total Utilities	13,779,091

	Total Long-Term Fixed Income (cost $293,265,770)	297,954,742

Shares	Mutual Funds (4.4%)	Value
Fixed Income Mutual Funds (4.4%)
2,646,014	Thrivent High Yield Fund	12,859,626
	Total Fixed Income Mutual Funds	12,859,626

	Total Mutual Funds (cost $9,800,000)	12,859,626

Shares	Preferred Stock (0.4%)	Value
Financials (0.4%)
4,850	Citigroup, Inc., Convertible, 7.500%	599,169
56,005	Federal National Mortgage Association, 8.250%[h,i]	30,803
16,000	HSBC Holdings plc, 8.000%[h]	442,400
	Total Financials	1,072,372

	Total Preferred Stock (cost $1,713,096)	1,072,372

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
110	$122.50, expires 11/27/2010	$10,312
110	$124.00, expires 11/27/2010	30,938
	Total Options Purchased (cost $72,848)	41,250

Principal Amount	Short-Term Investments (13.7%)[j]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.150%, 11/3/2010	4,999,958
30,000,000	0.155%, 11/10/2010	29,998,838
5,000,000	0.155%, 11/24/2010	4,999,505
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.200%, 3/14/2011[k,l]	499,638
	Total Short-Term Investments (at amortized cost)	40,497,939
	Total Investments (cost $345,349,653) 119.4%	$352,425,929
	Other Assets and Liabilities, Net (19.4%)	(57,334,336)
	Total Net Assets 100.0%	$295,091,593

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
b	All or a portion of the security is insured or guaranteed.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of October 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$5,000,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$4,000,000
Power Receivables Finance, LLC	9/30/2003	$302,445
Wachovia Asset Securitization, Inc.	3/16/2007	$3,010,200

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $40,345,885 or 13.7% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes equity-linked structured securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
g	Security is displayed in shares. This security is an Equity-Linked Structured Security as discussed in item 2(Q) of the Notes to Financial Statements. This security is linked to the common stock of Microsoft Corporation.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	At October 31, 2010, $399,710 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
l	At October 31, 2010, $99,928 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,440,560
Gross unrealized depreciation	(11,997,540)

Net unrealized appreciation (depreciation)	$6,443,020

Cost for federal income tax purposes	$345,982,909

The accompanying Notes to Financial Statements are an integral part of this schedule.
187

Core Bond Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Core Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	15,674,750	—	13,650,390	2,024,360
Basic Materials	9,997,088	—	9,249,938	747,150
Capital Goods	3,024,086	—	3,024,086	—
Collateralized Mortgage Obligations	11,839,507	—	11,839,507	—
Commercial Mortgage-Backed Securities	30,812,050	—	30,812,050	—
Communications Services	13,980,264	—	13,980,264	—
Consumer Cyclical	6,242,035	—	6,242,035	—
Consumer Non-Cyclical	7,238,127	—	7,238,127	—
Energy	8,705,167	—	8,705,167	—
Financials	58,112,523	—	54,210,252	3,902,271
Foreign Government	4,941,070	—	4,941,070	—
Mortgage-Backed Securities	59,451,230	—	59,451,230	—
Technology	874,667	—	874,667	—
Transportation	6,474,401	—	2,763,406	3,710,995
U.S. Government and Agencies	45,924,695	—	45,924,695	—
U.S. Municipals	883,991	—	883,991	—
Utilities	13,779,091	—	13,779,091	—

Mutual Funds
Fixed Income Mutual Funds	12,859,626	12,859,626	—	—

Preferred Stock
Financials	1,072,372	1,072,372	—	—
Options Purchased	41,250	41,250	—	—
Short-Term Investments	40,497,939	—	40,497,939	—

Total	$352,425,929	$13,973,248	$328,067,905	$10,384,776

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Futures Contracts	730,338	730,338	—	—
Credit Default Swaps	236,183	—	236,183	—

Total Liability Derivatives	$966,521	$730,338	$236,183	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Core Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	1,562,025	—	862,892	—	(400,557)	—	—	2,024,360
Basic Materials	—	—	10,357	736,793	—	—	—	747,150
Commercial Mortgage-Backed Securities	2,025,000	113,125	(25,000)	—	(2,113,125)	—	—	—

Financials	—	—	127,834	3,774,437	—	—	—	3,902,271
Transportation	816,000	—	330,863	800,000	(45,868)	1,810,000	—	3,710,995

Total	$4,403,025	$113,125	$1,306,946	$5,311,230	($2,559,550)	$1,810,000	$—	$10,384,776

* Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of $1,116,603.

The accompanying Notes to Financial Statements are an integral part of this schedule.
188

Core Bond Fund

Schedule of Investments as of October 31, 2010

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	December 2010	($21,913,758)	($21,998,438)	($84,680)
5-Yr. U.S. Treasury Bond Futures	(45)	December 2010	(5,390,019)	(5,471,016)	(80,997)
10-Yr. U.S. Treasury Bond Futures	(270)	December 2010	(33,665,856)	(34,095,938)	(430,082)
20-Yr. U.S. Treasury Bond Futures	80	December 2010	10,609,579	10,475,000	(134,579)
Total Futures Contracts					($730,338)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)

CDX IG, Series 14, 5 Year, at 1.00%; Bank of America	Buy	12/20/2015	$12,000,000	($30,734)	($62,973)	($93,707)
CDX IG, Series 14, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2015	18,000,000	(48,018)	(94,458)	(142,476)
Total Credit Default Swaps					($157,431)	($236,183)

1	As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	41,250

Total Interest Rate Contracts		41,250

Total Asset Derivatives		$41,250

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	730,338
Total Interest Rate Contracts		730,338

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	236,183

Total Credit Contracts		236,183

Total Liability Derivatives		$966,521

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.
189

Core Bond Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	210,793
Futures	Net realized gains/(losses) on Futures contracts	(2,285,664)

Total Interest Rate Contracts		(2,074,871)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	15,661

Total Credit Contracts		15,661

Total		($2,059,210)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(31,598)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(110,758)
Total Interest Rate Contracts		(142,356)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(399,873)
Total Credit Contracts		(399,873)

Total		($542,229)

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$53,322,238	18.3%	N/A	N/A	149
Credit Contracts	N/A	N/A	$22,786,633	7.8%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
High Yield	$11,827,681	$—	$—	2,646,014	$12,859,626	$1,017,876
Money Market	309,880	3,031,739	3,341,619	—	—	—
Total Value and Income Earned	12,137,561				12,859,626	1,017,876

The accompanying Notes to Financial Statements are an integral part of this schedule.
190

Government Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Commercial Mortgage-Backed Securities (2.8%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
$988,511	3.342%, 12/25/2019	$1,045,114
	Government National Mortgage Association
995,801	2.164%, 3/16/2033	1,017,124
989,632	3.214%, 1/16/2040	1,041,377

	Total Commercial Mortgage-Backed Securities	3,103,615

Financials (8.4%)
	Achmea Hypotheekbank NV
1,000,000	3.200%, 11/3/2014[a]	1,071,721
	Bank of Nova Scotia
1,000,000	1.450%, 7/26/2013[a]	1,014,717
	Canadian Imperial Bank of Commerce
1,000,000	2.600%, 7/2/2015[a]	1,045,584
	CIE Financement Foncier
1,000,000	2.125%, 4/22/2013[a]	1,021,137
	Dexia Credit Local SA
1,000,000	2.750%, 4/29/2014[a]	1,027,435
	International Bank for Reconstruction & Development
1,000,000	2.375%, 5/26/2015	1,055,275
	NCUA Guaranteed Notes
1,000,000	0.706%, 10/7/2020[b]	1,000,000
	Royal Bank of Canada
1,000,000	3.125%, 4/14/2015[a]	1,062,903
	Toronto-Dominion Bank
1,000,000	2.200%, 7/29/2015[a]	1,017,988

	Total Financials	9,316,760

Foreign Government (2.1%)
	Finland Government International Bond
500,000	1.250%, 10/19/2015[a]	497,798
	Kommunalbanken AS
1,000,000	2.750%, 5/5/2015[a]	1,055,067
	Kreditanstalt fuer Wiederaufbau
825,000	1.250%, 6/15/2012	835,779

	Total Foreign Government	2,388,644

Mortgage-Backed Securities (8.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,000,000	4.000%, 11/1/2025[c]	2,092,812
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,000,000	6.000%, 11/1/2040[c]	3,249,843
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,000,000	4.500%, 11/1/2040[c,d]	4,198,752

	Total Mortgage-Backed Securities	9,541,407

Principal Amount	Long-Term Fixed Income (98.0%)	Value
U.S. Government and Agencies (76.1%)
	FDIC Structured Sale Guaranteed Notes
$400,000	Zero Coupon, 1/7/2012[a]	$397,000
400,000	Zero Coupon, 1/7/2014[a]	386,296
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,029,092
	Federal Home Loan Banks
3,750,000	5.375%, 5/18/2016	4,499,029
4,400,000	5.000%, 11/17/2017	5,255,043
	Federal Home Loan Mortgage Corporation
2,300,000	2.500%, 1/7/2014	2,428,660
2,750,000	4.875%, 6/13/2018	3,251,704
1,375,000	3.750%, 3/27/2019	1,503,888
	Federal National Mortgage Association
5,125,000	0.500%, 10/30/2012	5,132,016
4,100,000	2.000%, 4/15/2013	4,125,986
1,025,000	4.375%, 10/15/2015	1,170,302
1,250,000	6.250%, 5/15/2029	1,614,684
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,377,521
	U.S. Treasury Bonds
1,600,000	4.625%, 2/15/2040	1,775,501
	U.S. Treasury Bonds, TIPS
328,253	2.125%, 2/15/2040	384,415
	U.S. Treasury Notes
725,000	1.125%, 6/15/2013	737,970
9,150,000	1.750%, 1/31/2014	9,490,270
2,050,000	1.875%, 6/30/2015	2,124,312
2,800,000	2.625%, 2/29/2016	2,989,874
10,500,000	3.250%, 3/31/2017	11,477,812
6,500,000	3.625%, 2/15/2020	7,096,681
2,500,000	3.500%, 5/15/2020	2,696,300
2,125,000	7.625%, 2/15/2025	3,204,766
	U.S. Treasury Notes, TIPS
1,167,959	3.375%, 1/15/2012	1,222,798
1,497,589	0.625%, 4/15/2013	1,547,430
1,594,958	2.000%, 1/15/2014	1,725,793
1,257,597	1.625%, 1/15/2015	1,361,939
1,243,104	2.500%, 7/15/2016	1,431,027
1,474,620	2.625%, 7/15/2017	1,729,914
1,261,887	1.375%, 1/15/2020	1,370,232
318,483	2.375%, 1/15/2025	379,766

	Total U.S. Government and Agencies	84,918,021

	Total Long-Term Fixed Income (cost $103,528,319)	109,268,447

The accompanying Notes to Financial Statements are an integral part of this schedule.
191

Government Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Short-Term Investments (9.9%)[e]	Value

	Federal Home Loan Mortgage Corporation Discount Notes
11,015,000	0.100%, 11/1/2010	$11,015,000
	Total Short-Term Investments (at amortized cost)	11,015,000
	Total Investments (cost $114,543,319) 107.9%	$120,283,447
	Other Assets and Liabilities, Net (7.9%)	(8,770,488)
	Total Net Assets 100.0%	$111,512,959

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $9,597,646 or 8.6% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security was earmarked to cover written options.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,740,146
Gross unrealized depreciation	(6,522)
Net unrealized appreciation (depreciation)	$5,733,624

Cost for federal income tax purposes	$114,549,823

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Government Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Commercial Mortgage-Backed Securities	3,103,615	—	3,103,615	—
Financials	9,316,760	—	8,316,760	1,000,000
Foreign Government	2,388,644	—	2,388,644	—
Mortgage-Backed Securities	9,541,407	—	9,541,407	—
U.S. Government and Agencies	84,918,021	—	84,918,021	—
Short-Term Investments	11,015,000	—	11,015,000	—
Total	$120,283,447	—	$119,283,447	$1,000,000

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Call Options Written	3,094	—	—	3,094
Total Liability Derivatives	$3,094	—	—	$3,094

The accompanying Notes to Financial Statements are an integral part of this schedule.
192

Government Bond Fund

Schedule of Investments as of October 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Government Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value February 26, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income Financials	—	—	—	1,000,000	—	—	—	1,000,000

Total	$—	$—	$—	$1,000,000	$—	$—	$—	$1,000,000

Other Financial Instruments
Liability Derivatives Call Options Written	—	—	3,094	—	—	—	—	3,094

Total	$—	$—	$3,094	$—	$—	$—	$—	$3,094

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of ($3,094).

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
FNCL Mortgage Backed Call Options	2	$104.53	November 2010	($11,000)	($3,094)
Total Call Options Written				($11,000)	($3,094)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	3,094

Total Interest Rate Contracts		3,094

Total Liability Derivatives		$3,094

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(3,094)
Total Interest Rate Contracts		(3,094)

Total		($3,094)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Options (Contracts)
Interest Rate Contracts	2

The accompanying Notes to Financial Statements are an integral part of this schedule.
193

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Asset-Backed Securities (14.7%)
	Avis Budget Rental Car Funding AESOP, LLC
$2,500,000	5.680%, 2/20/2014[a]	$2,674,520
	Bank of America Auto Trust
3,500,000	1.390%, 3/15/2014[a]	3,531,598
	Cabela’s Master Credit Card Trust
4,500,000	4.310%, 12/16/2013[a]	4,520,732
	Carmax Auto Owner Trust
2,500,000	4.120%, 3/15/2013	2,552,700
	Carrington Mortgage Loan Trust
1,000,000	0.406%, 8/25/2036[b]	503,795
	Chase Funding Issuance Trust
5,000,000	2.400%, 6/17/2013	5,061,145
	Chrysler Financial Auto Securitization
3,700,744	2.820%, 1/15/2016	3,766,539
	Chrysler Financial Lease Trust
2,165,564	1.780%, 6/15/2011[a]	2,170,684
	CIT Equipment
2,439,538	3.070%, 8/15/2016[a]	2,467,747
	CNH Equipment Trust
1,650,000	7.210%, 12/16/2013	1,794,038
	Countrywide Asset-Backed Certificates
547,541	5.549%, 8/25/2021[c]	400,141
	Countrywide Home Loans, Inc.
1,447,716	6.085%, 6/25/2021[c]	568,561
	Credit Based Asset Servicing and Securitization, LLC
902,245	5.501%, 12/25/2036	639,373
	Discover Card Master Trust
4,500,000	5.100%, 10/15/2013	4,597,051
	First Financial Bank USA
1,500,000	4.750%, 10/15/2015[a]	1,500,318
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
556,939	0.386%, 9/25/2029[b,c]	411,925
	Ford Credit Auto Owner Trust
2,824,046	3.960%, 5/15/2013	2,878,539
	Ford Credit Floor Plan Master Owner Trust
5,000,000	1.500%, 9/15/2015	5,015,135
	GE Capital Credit Card Master Note Trust
4,200,000	2.540%, 9/15/2014	4,263,701
3,650,000	3.690%, 7/15/2015	3,809,921
	GMAC Mortgage Corporation Loan Trust
894,401	0.436%, 8/25/2035[b,c]	452,163
1,283,106	5.750%, 10/25/2036[c]	742,407
1,796,514	0.436%, 12/25/2036[b,c]	957,785
	Goldman Sachs Alternative Mortgage Products Trust
2,523,190	0.336%, 8/25/2036[b]	2,325,302
	GSAMP Trust
2,321,960	0.436%, 2/25/2036[b]	2,022,680
	Harley-Davidson Motorcycle Trust
1,500,000	3.190%, 11/15/2013	1,525,275
	Honda Auto Receivables Owner Trust
2,500,000	4.430%, 7/15/2015	2,653,403

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Asset-Backed Securities (14.7%) - continued
	Household Home Equity Loan Trust
$1,636,864	5.320%, 3/20/2036	$1,643,679
	J.P. Morgan Mortgage Trust
1,246,435	4.941%, 2/25/2036	1,078,502
	John Deere Owner Trust
1,500,000	3.960%, 5/16/2016	1,576,874
	Merrill Auto Trust Securitization
1,359,853	5.500%, 3/15/2012	1,373,110
	Mortgage Equity Conversion Asset Trust
2,683,369	0.710%, 1/25/2042[b,d]	2,543,834
2,654,462	0.740%, 2/25/2042[b,d]	2,523,066
	Nissan Auto Receivables Owner Trust
3,886,353	4.280%, 6/16/2014	3,984,946
3,000,000	4.740%, 8/17/2015	3,207,660
	Renaissance Home Equity Loan Trust
1,678,042	5.608%, 5/25/2036	1,467,122
750,000	5.285%, 1/25/2037	615,275
	Santander Drive Auto Receivables Trust
4,500,000	0.950%, 8/15/2013	4,505,459
	Toyota Auto Receivables Owner Trust
7,000,000	1.270%, 12/16/2013	7,060,620
	USAA Auto Owner Trust
2,500,000	4.770%, 9/15/2014	2,665,020
	Volkswagen Auto Lease Trust
3,442,022	3.410%, 4/16/2012	3,490,131
	Volkswagen Auto Loan Enhanced Trust
1,500,000	1.310%, 1/20/2014	1,512,873
	Wachovia Asset Securitization, Inc.
1,128,825	0.396%, 7/25/2037[b,c,d]	759,135
	World Financial Network Credit Card
7,000,000	4.600%, 9/15/2015	7,230,706
	World Omni Auto Receivables Trust
2,500,000	1.340%, 12/16/2013	2,520,523
1,000,000	5.120%, 5/15/2014	1,074,715
	World Omni Automobile Lease Securitization Trust
3,774,199	1.020%, 1/16/2012	3,780,022

	Total Asset-Backed Securities	118,420,450

Basic Materials (1.3%)
	Anglo American Capital plc
2,000,000	2.150%, 9/27/2013[a]	2,033,716
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,831,268
1,750,000	3.750%, 8/5/2015	1,802,064
	Dow Chemical Company
2,200,000	4.850%, 8/15/2012	2,337,940
	Noble Group, Ltd.
1,000,000	4.875%, 8/5/2015[a]	1,056,831

The accompanying Notes to Financial Statements are an integral part of this schedule.
194

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Basic Materials (1.3%) - continued
	Rio Tinto Finance USA, Ltd.
$1,000,000	9.000%, 5/1/2019	$1,407,984

	Total Basic Materials	10,469,803

Capital Goods (1.3%)
	Caterpillar Financial Services Corporation
2,500,000	2.000%, 4/5/2013	2,565,942
	Hutchinson Whampoa Finance, Ltd.
1,700,000	4.625%, 9/11/2015[a]	1,838,921
	L-3 Communications Corporation
2,000,000	5.875%, 1/15/2015	2,040,000
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,449,774
	Tyco International Finance SA
1,000,000	4.125%, 10/15/2014	1,091,375
	Waste Management, Inc.
1,150,000	6.375%, 3/11/2015	1,350,950

	Total Capital Goods	10,336,962

Collateralized Mortgage Obligations (3.3%)
	American Home Mortgage Assets Trust
1,698,339	1.273%, 11/25/2046[b]	769,417
	Banc of America Mortgage Securities, Inc.
746,191	3.176%, 9/25/2035	638,297
	Bear Stearns Adjustable Rate Mortgage Trust
1,013,617	2.560%, 10/25/2035[b]	892,632
	Chase Mortgage Finance Corporation
672,942	5.398%, 1/25/2036	188,551
	Countrywide Alternative Loan Trust
2,077,206	5.500%, 11/25/2035	2,011,582
989,339	5.500%, 2/25/2036	864,677
902,709	6.000%, 1/25/2037	643,374
	Countrywide Home Loans, Inc.
1,262,746	5.159%, 3/20/2036	772,827
1,314,397	5.521%, 9/20/2036	787,322
	Deutsche Alt-A Securities, Inc.
2,032,567	1.123%, 4/25/2047[b]	1,236,785
	GSR Mortgage Loan Trust
2,755,183	0.446%, 8/25/2046[b]	2,282,810
	HomeBanc Mortgage Trust
1,075,789	5.947%, 4/25/2037	704,428
	Impac CMB Trust
358,635	0.576%, 8/25/2035[b]	270,621
	J.P. Morgan Alternative Loan Trust
2,040,374	5.292%, 3/25/2036	1,343,586
	J.P. Morgan Mortgage Trust
1,197,604	5.695%, 6/25/2036	1,163,805
1,251,367	5.808%, 10/25/2036	1,170,053
	Merrill Lynch Mortgage Investors, Inc.
1,625,180	2.752%, 6/25/2035	1,454,917
	Residential Accredit Loans, Inc.
988,829	3.860%, 9/25/2035	681,998

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Collateralized Mortgage Obligations (3.3%) - continued
	Thornburg Mortgage Securities Trust
$597,152	0.366%, 11/25/2046[b]	$581,720
	Wachovia Mortgage Loan Trust, LLC
910,341	5.076%, 5/20/2036	698,769
	WaMu Mortgage Pass Through Certificates
1,770,188	1.233%, 10/25/2046[b]	1,115,640
2,148,577	1.173%, 12/25/2046[b]	1,343,398
2,040,191	1.093%, 1/25/2047[b]	1,184,884
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,646,203	1.273%, 9/25/2046[b]	731,790
	Washington Mutual Mortgage Pass-Through Certificates
699,016	0.546%, 10/25/2045[b]	567,478
2,470,740	1.103%, 2/25/2047[b]	1,165,305
	Wells Fargo Mortgage Backed Securities Trust
395,946	4.339%, 3/25/2036	351,151
1,448,340	4.703%, 3/25/2036	1,303,452

	Total Collateralized Mortgage Obligations	26,921,269

Commercial Mortgage-Backed Securities (9.8%)
	Banc of America Large Loan, Inc.
1,024,292	0.366%, 10/15/2019[a,b]	976,799
	Bear Stearns Commercial Mortgage Securities, Inc.
4,500,000	5.613%, 6/11/2050	4,742,960
2,000,000	0.406%, 3/15/2022[b,d]	1,856,784
1,500,000	5.665%, 6/11/2040	1,565,422
2,466,605	5.422%, 9/11/2042	2,539,723
5,736,000	5.205%, 2/11/2044	5,901,811
1,000,000	5.331%, 2/11/2044	1,041,079
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,663,749
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.386%, 12/15/2020[b,d]	853,917
1,500,000	0.436%, 6/15/2022[b,d]	1,363,479
1,000,000	5.306%, 12/10/2046	1,049,274
	Credit Suisse First Boston Mortgage Securities Corporation
4,525,000	4.691%, 4/15/2037	4,589,427
	Credit Suisse Mortgage Capital Certificates
1,500,000	0.426%, 10/15/2021[a,b]	1,324,172
1,750,000	5.467%, 9/15/2039	1,868,389
	Government National Mortgage Association
3,472,438	2.870%, 3/16/2051	3,641,893
5,000,000	1.864%, 8/16/2031	5,079,810
6,821,240	2.164%, 3/16/2033	6,967,296
6,432,606	3.214%, 1/16/2040	6,768,954

The accompanying Notes to Financial Statements are an integral part of this schedule.
195

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Commercial Mortgage-Backed Securities (9.8%) - continued
	Greenwich Capital Commercial Funding Corporation
$2,697,000	5.074%, 1/5/2036	$2,827,613
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,500,000	5.429%, 12/12/2043	3,761,954
1,985,000	5.336%, 5/15/2047	2,088,607
	LB-UBS Commercial Mortgage Trust
661,281	4.567%, 6/15/2029	665,814
23,649	4.187%, 8/15/2029	23,667
6,220,336	5.303%, 2/15/2040	6,422,914
	Morgan Stanley Capital I, Inc.
3,765,000	4.970%, 4/14/2040	3,942,795
	Wachovia Bank Commercial Mortgage Trust
695,078	3.894%, 11/15/2035	695,842
1,500,000	5.765%, 7/15/2045	1,643,515
1,500,000	5.308%, 11/15/2048	1,625,511
	WaMu Commercial Mortgage Securities Trust
848,913	3.830%, 1/25/2035[a]	855,668

	Total Commercial Mortgage-Backed Securities	78,348,838

Communications Services (3.6%)
	Alltel Corporation
1,325,000	7.000%, 7/1/2012	1,451,266
	British Telecom plc
1,000,000	9.375%, 12/15/2010	1,003,650
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,943,403
	Crown Castle Towers, LLC
1,750,000	4.523%, 1/15/2015[a]	1,872,792
1,500,000	3.214%, 8/15/2015[a]	1,534,424
850,000	4.174%, 8/15/2017[a]	865,905
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
2,500,000	3.125%, 2/15/2016	2,560,360
	NBC Universal, Inc.
3,000,000	2.100%, 4/1/2014[a]	3,036,087
	Qwest Corporation
3,000,000	8.875%, 3/15/2012	3,292,500
	Rogers Communications, Inc.
1,120,000	7.875%, 5/1/2012	1,232,907
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[a]	3,738,445
	Telecom Italia Capital SA
600,000	6.200%, 7/18/2011	621,354
	Telefonica SA
2,000,000	4.949%, 1/15/2015	2,208,184
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[a]	503,125
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012	1,176,659
1,650,000	7.500%, 4/1/2014	1,945,838

	Total Communications Services	28,986,899

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Consumer Cyclical (0.7%)
	American Honda Finance Corporation
$2,500,000	2.500%, 9/21/2015[a]	$2,554,760
	Ford Motor Credit Company, LLC
1,500,000	7.000%, 4/15/2015	1,657,752
	Nissan Motor Acceptance Corporation
1,000,000	4.500%, 1/30/2015[a]	1,069,906

	Total Consumer Cyclical	5,282,418

Consumer Non-Cyclical (2.5%)
	Altria Group, Inc.
2,000,000	4.125%, 9/11/2015[f]	2,159,874
	Amgen, Inc., Convertible
2,500,000	0.125%, 2/1/2011	2,490,625
	Anheuser-Busch InBev Worldwide, Inc.
2,000,000	3.000%, 10/15/2012	2,078,832
2,000,000	5.375%, 11/15/2014[a]	2,259,466
	Cargill, Inc.
1,000,000	5.200%, 1/22/2013[a]	1,083,544
	Celgene Corporation
1,500,000	2.450%, 10/15/2015	1,507,652
	Dr. Pepper Snapple Group, Inc.
1,000,000	2.350%, 12/21/2012	1,027,285
	Kraft Foods, Inc.
1,500,000	4.125%, 2/9/2016	1,632,921
	Kroger Company
1,000,000	5.000%, 4/15/2013	1,090,218
	Life Technologies Corporation
1,750,000	3.375%, 3/1/2013	1,803,753
750,000	4.400%, 3/1/2015	802,674
	Wm. Wrigley, Jr. Company
2,500,000	1.664%, 6/28/2011[a,b]	2,500,612

	Total Consumer Non-Cyclical	20,437,456

Energy (2.5%)
	Anadarko Petroleum Corporation
1,000,000	6.375%, 9/15/2017	1,110,912
	BP Capital Markets plc
1,500,000	3.125%, 10/1/2015	1,539,455
	Cenovus Energy, Inc.
1,000,000	4.500%, 9/15/2014	1,104,654
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,103,357
	Marathon Oil Canada Corporation
650,000	8.375%, 5/1/2012	713,624
	Nabors Industries, Inc., Convertible
3,000,000	0.940%, 5/15/2011	2,985,000
	ONEOK Partners, LP
350,000	8.625%, 3/1/2019	455,446
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,567,363
	Statoil ASA
1,786,000	5.125%, 4/30/2014[a]	2,008,553
	Transocean, Inc., Convertible
2,500,000	1.500%, 12/15/2037	2,450,000
	Valero Energy Corporation
1,000,000	4.500%, 2/1/2015	1,073,370
350,000	6.125%, 2/1/2020	387,418

The accompanying Notes to Financial Statements are an integral part of this schedule.
196

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Energy (2.5%) - continued
	Williams Partners, LP
$2,000,000	3.800%, 2/15/2015	$2,117,292
	Woodside Finance, Ltd.
1,000,000	8.125%, 3/1/2014[a]	1,180,174

	Total Energy	19,796,618

Financials (28.9%)
	Abbey National Treasury Services plc
1,500,000	3.875%, 11/10/2014[a]	1,547,505
	Achmea Hypotheekbank NV
5,500,000	3.200%, 11/3/2014[a]	5,894,465
	Allstate Corporation
700,000	6.200%, 5/16/2014	815,903
	AMB Property, LP
1,000,000	6.125%, 12/1/2016	1,124,430
	American Express Credit Corporation
2,500,000	2.750%, 9/15/2015	2,521,350
	ANZ National International, Ltd.
2,000,000	2.375%, 12/21/2012[a]	2,042,402
	Avalon Bay Communities, Inc.
1,000,000	5.700%, 3/15/2017	1,134,960
	Bank of America Corporation
1,750,000	4.500%, 4/1/2015	1,822,389
2,500,000	3.700%, 9/1/2015[f]	2,519,857
1,500,000	6.500%, 8/1/2016	1,672,625
	Bank of Nova Scotia
5,000,000	1.450%, 7/26/2013[a]	5,073,585
	Bank of Tokyo - Mitsubishi UFJ, Ltd.
2,500,000	2.600%, 1/22/2013[a]	2,580,138
	Barclays Bank plc
1,500,000	2.500%, 1/23/2013	1,543,201
3,000,000	2.500%, 9/21/2015[a]	3,021,765
	Barclays Bank plc, Convertible
3,000,000	1.000%, 6/25/2017[g]	3,237,600
	BB&T Corporation
1,650,000	5.700%, 4/30/2014	1,861,992
	Bear Stearns Companies, Inc.
1,500,000	6.400%, 10/2/2017	1,749,294
	Berkshire Hathaway Finance Corporation
1,750,000	0.414%, 1/13/2012[b]	1,751,442
2,500,000	5.000%, 8/15/2013	2,776,607
	BlackRock, Inc.
2,000,000	3.500%, 12/10/2014	2,126,740
	BNP Paribas Home Loan Covered Bonds SA
4,500,000	2.200%, 11/2/2015[a,h]	4,525,078
	Canadian Imperial Bank of Commerce
3,500,000	2.000%, 2/4/2013[a]	3,592,141
1,500,000	2.600%, 7/2/2015[a]	1,568,376
	Capital One Bank USA NA
500,000	8.800%, 7/15/2019	634,203
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[a]	4,186,820
	CIE Financement Foncier
4,000,000	2.125%, 4/22/2013[a]	4,084,548
	Citigroup, Inc.
1,600,000	5.300%, 10/17/2012	1,705,565
1,000,000	5.500%, 4/11/2013	1,082,670

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Financials (28.9%) - continued
$2,400,000	2.384%, 8/13/2013[b]	$2,419,486
	CME Group Index Services, LLC
1,500,000	4.400%, 3/15/2018[a]	1,595,774
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,213,704
1,000,000	5.875%, 8/15/2020	1,022,980
	Commonwealth Bank of Australia
2,000,000	2.750%, 10/15/2012[a]	2,064,350
3,300,000	2.500%, 12/10/2012[a]	3,425,007
	Corestates Capital Trust I
300,000	8.000%, 12/15/2026[a]	309,114
	Credit Suisse Securities USA, LLC, Convertible
3,000,000	1.000%, 4/28/2017[g]	2,920,200
	Dexia Credit Local SA
5,000,000	2.750%, 4/29/2014[a]	5,137,175
	DnB NOR Boligkreditt
3,500,000	2.100%, 10/14/2015[a]	3,505,439
	Duke Realty, LP
1,000,000	7.375%, 2/15/2015	1,148,245
	Fifth Third Bank
2,250,000	0.479%, 5/17/2013[b]	2,156,333
	GATX Corporation
1,000,000	4.750%, 10/1/2012	1,050,438
1,000,000	4.750%, 5/15/2015	1,079,876
	General Electric Capital Corporation
2,500,000	1.875%, 9/16/2013	2,529,803
3,000,000	0.552%, 9/15/2014[b]	2,882,139
	Goldman Sachs Group, Inc., Convertible
66,550	0.250%, 11/7/2011[h,i]	1,753,726
2,500,000	1.000%, 1/31/2015[g]	2,351,809
	Health Care REIT, Inc.
500,000	6.125%, 4/15/2020	543,779
	HSBC Bank plc
2,500,000	1.625%, 8/12/2013[a]	2,526,762
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015[a]	787,500
	Irish Life & Permanent plc
5,500,000	3.600%, 1/14/2013[a]	5,153,049
	J.P. Morgan Chase & Company
3,000,000	1.039%, 9/30/2013[b]	3,010,338
	KeyCorp
2,000,000	3.750%, 8/13/2015	2,059,094
	Lehman Brothers Holdings E-Capital Trust I
1,500,000	1.132%, 8/19/2065[j]	150
	Lincoln National Corporation
550,000	5.650%, 8/27/2012	587,773
650,000	4.750%, 2/15/2014	693,664
1,000,000	4.300%, 6/15/2015[f]	1,064,559
350,000	8.750%, 7/1/2019	451,311
	Lloyds TSB Bank plc
3,500,000	4.375%, 1/12/2015[a]	3,669,515
500,000	6.500%, 9/14/2020[a]	521,615
	Manulife Financial Corporation
2,000,000	3.400%, 9/17/2015	2,031,422
	MassMutual Global Funding II
1,000,000	3.625%, 7/16/2012[a]	1,042,652
	Merrill Lynch & Company, Inc.
1,000,000	5.300%, 9/30/2015	1,088,575

The accompanying Notes to Financial Statements are an integral part of this schedule.
197

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Financials (28.9%) - continued
	MetLife, Inc.
$3,500,000	1.674%, 8/6/2013[b,f]	$3,548,527
	Metropolitan Life Global Funding
1,320,000	5.125%, 4/10/2013[a]	1,437,765
	Morgan Stanley
1,000,000	4.750%, 4/1/2014	1,044,007
2,000,000	4.200%, 11/20/2014	2,079,260
	National Australia Bank, Ltd.
3,500,000	2.500%, 1/8/2013[a]	3,589,747
	Nationwide Building Society
2,000,000	4.650%, 2/25/2015[a]	2,111,540
	NCUA Guaranteed Notes
5,000,000	0.706%, 10/7/2020[b]	5,000,000
	New York Life Global Funding
2,000,000	2.250%, 12/14/2012[a]	2,052,994
2,000,000	3.000%, 5/4/2015[a]	2,117,056
	Nordea Bank AB
4,000,000	2.500%, 11/13/2012[a]	4,105,644
	PNC Funding Corporation
2,000,000	3.000%, 5/19/2014	2,083,054
	ProLogis
1,000,000	6.250%, 3/15/2017	1,070,408
	Prudential Financial, Inc.
825,000	3.625%, 9/17/2012	857,703
1,000,000	6.100%, 6/15/2017	1,124,108
	Qatari Diar Finance QSC
2,000,000	3.500%, 7/21/2015[a]	2,039,724
	Rabobank Nederland NV
2,000,000	2.125%, 10/13/2015	2,016,098
	Regions Financial Corporation
1,000,000	5.750%, 6/15/2015	1,030,700
	Reinsurance Group of America, Inc.
1,500,000	6.450%, 11/15/2019	1,644,828
	Royal Bank of Canada
4,175,000	3.125%, 4/14/2015[a]	4,437,620
	Royal Bank of Scotland Group plc
5,000,000	2.625%, 5/11/2012[a]	5,104,250
	Royal Bank of Scotland plc
2,000,000	4.875%, 8/25/2014[a]	2,140,572
	Santander US Debt SA Unipersonal
2,000,000	2.991%, 10/7/2013[a]	2,010,472
	SLM Corporation
1,000,000	8.000%, 3/25/2020	1,010,768
	Societe Generale
3,000,000	2.200%, 9/14/2013[a]	3,041,475
	Stadshypotek AB
4,000,000	0.839%, 9/30/2013[a,b]	4,002,040
	Standard Chartered plc
1,000,000	3.850%, 4/27/2015[a]	1,056,830
	State Street Capital Trust III
1,000,000	8.250%, 3/15/2042[k]	1,018,250
	Svenske Exportkredit AB
2,500,000	3.250%, 9/16/2014	2,686,013
	Swedbank AB
2,500,000	2.800%, 2/10/2012[a]	2,571,758
	TD Ameritrade Holding Corporation
3,000,000	2.950%, 12/1/2012	3,084,045
	Toronto-Dominion Bank
2,500,000	2.200%, 7/29/2015[a]	2,544,970

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Financials (28.9%) - continued
	U.S. Bank National Association
$3,000,000	3.778%, 4/29/2020	$3,139,473
	U.S. Central Federal Credit Union
3,500,000	1.900%, 10/19/2012	3,592,288
	UBS AG of Stamford, Connecticut
3,000,000	2.250%, 8/12/2013	3,065,067
	UnitedHealth Group, Inc.
1,000,000	5.500%, 11/15/2012	1,082,724
	Vestjysk Bank A/S
5,500,000	0.842%, 6/17/2013[a,b]	5,547,514
	Wachovia Corporation
2,000,000	5.250%, 8/1/2014	2,171,794
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,650,000	5.750%, 9/2/2015[a]	1,853,978
	Westpac Banking Corporation
3,000,000	2.250%, 11/19/2012	3,070,287
	Westpac Securities New Zealand, Ltd.
2,400,000	3.450%, 7/28/2014[a]	2,555,681

	Total Financials	232,736,039

Foreign Government (3.4%)
	Corporacion Andina de Fomento
2,500,000	5.750%, 1/12/2017	2,710,023
	Finland Government International Bond
3,000,000	1.250%, 10/19/2015[a]	2,986,791
	Japan Finance Corporation
4,000,000	1.875%, 9/24/2015	4,055,308
	Kommunalbanken AS
5,000,000	2.750%, 5/5/2015[a]	5,275,335
	Korea Development Bank/ Republic of Korea
2,000,000	4.375%, 8/10/2015	2,153,362
	Kreditanstalt fuer Wiederaufbau
5,500,000	1.250%, 6/15/2012	5,571,857
	Nova Scotia Government Notes
2,000,000	2.375%, 7/21/2015	2,062,570
	Poland Government International Bond
650,000	3.875%, 7/16/2015	689,641
	Qatar Government International Bond
2,000,000	4.000%, 1/20/2015[a]	2,107,500

	Total Foreign Government	27,612,387

Mortgage-Backed Securities (3.7%)
	FDIC Structured Sale Guaranteed Notes
4,334,031	0.755%, 11/29/2037[a,b]	4,334,031
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,500,000	4.000%, 11/1/2025[h]	3,662,421
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,454,781	6.500%, 9/1/2037	2,707,765
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
2,174,450	6.000%, 8/1/2024	2,405,364

The accompanying Notes to Financial Statements are an integral part of this schedule.
198

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Mortgage-Backed Securities (3.7%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$2,759,406	5.918%, 9/1/2037[b]	$2,966,447
1,702,628	5.750%, 10/1/2037[b]	1,831,008
11,000,000	6.000%, 11/1/2040[h]	11,941,875

	Total Mortgage-Backed Securities	29,848,911

Technology (0.4%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,093,334
	Symantec Corporation
1,000,000	2.750%, 9/15/2015	1,015,049
	Xerox Corporation
1,000,000	8.250%, 5/15/2014	1,202,609

	Total Technology	3,310,992

Transportation (1.7%)
	American Airlines Pass Through Trust
196,472	6.978%, 10/1/2012	199,911
	Continental Airlines, Inc.
1,350,000	6.750%, 9/15/2015[a]	1,405,688
2,000,000	7.250%, 11/10/2019	2,220,000
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,764,378
	Delta Air Lines, Inc.
1,500,000	7.920%, 11/18/2010	1,501,289
1,475,415	7.750%, 12/17/2019	1,652,465
	Erac USA Finance Company
2,500,000	2.750%, 7/1/2013[a]	2,571,765
	Northwest Airlines, Inc.
1,085,000	6.841%, 10/1/2012	1,109,412
	United Air Lines, Inc.
974,524	10.400%, 11/1/2016	1,101,212

	Total Transportation	13,526,120

U.S. Government and Agencies (15.5%)
	FDIC Structured Sale Guaranteed Notes
6,000,000	Zero Coupon, 1/7/2013[a]	5,894,040
	Federal Agricultural Mortgage Corporation
2,500,000	2.125%, 9/15/2015	2,572,730
	Federal Farm Credit Bank
5,000,000	1.375%, 6/25/2013	5,113,950
	Federal Home Loan Banks
6,000,000	0.291%, 2/10/2012[b]	5,994,108
	Federal Home Loan Mortgage Corporation
7,000,000	0.375%, 11/30/2012	6,990,130
	Federal National Mortgage Association
3,500,000	0.500%, 10/30/2012	3,504,791
3,000,000	2.000%, 4/15/2013	3,019,014
	U.S. Treasury Notes
8,000,000	1.125%, 6/15/2013	8,143,120
3,000,000	1.000%, 7/15/2013	3,044,520
10,000,000	1.500%, 12/31/2013	10,293,750
2,500,000	1.750%, 1/31/2014	2,592,970
15,700,000	1.875%, 4/30/2014	16,348,850

Principal Amount	Long-Term Fixed Income (95.3%)	Value
U.S. Government and Agencies (15.5%) - continued
$8,500,000	2.375%, 9/30/2014	$9,012,652
2,500,000	2.375%, 2/28/2015	2,648,625
19,000,000	1.875%, 6/30/2015	19,688,750
	U.S. Treasury Notes, TIPS
5,404,800	2.500%, 7/15/2016	6,221,854
5,725,496	1.875%, 7/15/2019	6,473,389
6,561,815	1.375%, 1/15/2020	7,125,206

	Total U.S. Government and Agencies	124,682,449

U.S. Municipals (0.1%)
	Houston, Texas Combined Utility System Revenue Refunding Bonds
650,000	5.000%, 5/15/2034	664,924

	Total U.S. Municipals	664,924

Utilities (1.9%)
	Abu Dhabi National Energy Company
2,000,000	4.750%, 9/15/2014[a]	2,079,904
	CMS Energy Corporation
1,000,000	4.250%, 9/30/2015	1,019,858
	Commonwealth Edison Company
1,700,000	6.150%, 3/15/2012	1,821,225
	Enterprise Products Operating, LLC
1,500,000	5.200%, 9/1/2020	1,647,562
	National Rural Utilities Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,512,038
	Oncor Electric Delivery Company
1,300,000	5.750%, 9/30/2020[a]	1,449,170
	Power Receivables Finance, LLC
100,845	6.290%, 1/1/2012[d]	100,866
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,700,000	4.500%, 9/30/2012[a]	1,781,347
557,625	5.832%, 9/30/2016[a]	606,635
	Sierra Pacific Power Company
2,000,000	6.250%, 4/15/2012	2,133,110
	Virginia Electric & Power Company
640,000	5.100%, 11/30/2012	695,297

	Total Utilities	14,847,012

	Total Long-Term Fixed Income (cost $755,393,607)	766,229,547

Shares	Mutual Funds (1.4%)	Value
Fixed Income Mutual Funds (1.4%)
2,247,228	Thrivent High Yield Fund	10,921,529

	Total Fixed Income Mutual Funds	10,921,529

	Total Mutual Funds (cost $8,300,000)	10,921,529

The accompanying Notes to Financial Statements are an integral part of this schedule.
199

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Shares	Preferred Stock (0.4%)	Value
Financials (0.4%)
20,000	Calenergy Capital Trust III, Convertible, 6.500%	$977,500
10,250	Citigroup, Inc., Convertible, 7.500%	1,266,285
72,400	Federal National Mortgage Association, 8.250%[k,l]	39,820
39,000	HSBC Holdings plc, 8.000%[k]	1,078,350

	Total Financials	3,361,955

	Total Preferred Stock (cost $4,548,226)	3,361,955

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
120	$122.50, expires 11/27/2010	$11,250
120	$124.00, expires 11/27/2010	33,750

	Total Options Purchased (cost $79,470)	45,000

Shares	Collateral Held for Securities Loaned (0.9%)	Value
6,975,715	Thrivent Financial Securities Lending Trust	6,975,715

	Total Collateral Held for Securities Loaned (cost $6,975,715)	6,975,715

Principal Amount	Short-Term Investments (4.8%)[m]	Value
	Barton Capital Corporation
12,040,000	0.210%, 11/1/2010	12,040,000
	Federal Home Loan Bank Discount Notes
5,000,000	0.150%, 11/3/2010	4,999,958
5,000,000	0.170%, 11/9/2010	4,999,811
10,000,000	0.155%, 11/10/2010	9,999,613
5,000,000	0.155%, 11/24/2010	4,999,505
	Federal Home Loan Mortgage Corporation Discount Notes
1,400,000	0.200%, 3/14/2011[n,o]	1,398,986

	Total Short-Term Investments (at amortized cost)	38,437,873

	Total Investments (cost $813,734,891) 102.8%	$825,971,619

	Other Assets and Liabilities, Net (2.8%)	(22,564,563)

	Total Net Assets 100.0%	$803,407,056

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $201,828,110 or 25.1% of total net assets.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
c	All or a portion of the security is insured or guaranteed.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,000,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	1,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	1,500,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	85,895
Mortgage Equity Conversion Asset Trust	1/18/2007	2,683,369
Mortgage Equity Conversion Asset Trust	2/14/2007	2,654,462
Power Receivables Finance, LLC	9/30/2003	100,815
Wachovia Asset Securitization, Inc.	3/16/2007	1,128,825

e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
g	Denotes equity-linked structured securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	Security is displayed in shares. This security is an Equity-Linked Structured Security as discussed in item 2(Q) of the Notes to Financial Statements. This security is linked to the common stock of Microsoft Corporation.
j	In bankruptcy. Interest is not being accrued.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
n	At October 31, 2010, $1,299,058 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	At October 31, 2010, $99,928 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.
200

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,937,352
Gross unrealized depreciation	(18,100,678)

Net unrealized appreciation (depreciation)	$11,836,674

Cost for federal income tax purposes	$814,134,945

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Limited Maturity Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	118,420,450	—	112,594,415	5,826,035
Basic Materials	10,469,803	—	10,469,803	—
Capital Goods	10,336,962	—	10,336,962	—
Collateralized Mortgage Obligations	26,921,269	—	26,921,269	—
Commercial Mortgage-Backed Securities	78,348,838	—	78,348,838	—
Communications Services	28,986,899	—	28,986,899	—
Consumer Cyclical	5,282,418	—	5,282,418	—
Consumer Non-Cyclical	20,437,456	—	20,437,456	—
Energy	19,796,618	—	19,796,618	—
Financials	232,736,039	—	219,824,513	12,911,526
Foreign Government	27,612,387	—	27,612,387	—
Mortgage-Backed Securities	29,848,911	4,797,455	20,717,425	4,334,031
Technology	3,310,992	—	3,310,992	—
Transportation	13,526,120	—	7,243,120	6,283,000
U.S. Government and Agencies	124,682,449	—	124,682,449	—
U.S. Municipals	664,924	—	664,924	—
Utilities	14,847,012	—	14,847,012	—

Mutual Funds
Fixed Income Mutual Funds	10,921,529	10,921,529	—	—

Preferred Stock
Financials	3,361,955	2,384,455	977,500	—
Options Purchased	45,000	45,000	—	—
Collateral Held for Securities Loaned	6,975,715	6,975,715	—	—
Short-Term Investments	38,437,873		38,437,873	—

Total	$825,971,619	$25,124,154	$771,492,873	$29,354,592

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Futures Contracts	2,381,654	2,381,654	—	—
Credit Default Swaps	257,218	—	257,218	—

Total Liability Derivatives	$2,638,872	$2,381,654	$257,218	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
201

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation) *	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value October 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	5,809,042	—	415,770	—	(398,777)	—	—	5,826,035
Commercial Mortgage- Backed Securities	2,652,750	—	115,444	—	(2,768,194)	—	—	—
Financials	—	—	161,925	12,749,600	—	—	—	12,911,525
Mortgage-Backed Securities	—	—	—	4,500,000	(165,969)	—	—	4,334,031
Transportation	2,755,687	3,855	531,446	1,590,103	(625,591)	2,027,500	—	6,283,000

Total	$11,217,479	$3,855	$1,224,585	$18,839,703	($3,958,531)	$2,027,500	$—	$29,354,591

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on October 31, 2010 of $1,012,826.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	December 2010	($18,626,694)	($18,698,672)	($71,978)
5-Yr. U.S. Treasury Bond Futures	(1,100)	December 2010	(131,756,020)	(133,735,943)	(1,979,923)
10-Yr. U.S. Treasury Bond Futures	(205)	December 2010	(25,574,726)	(25,887,657)	(312,931)
20-Yr. U.S. Treasury Bond Futures	10	December 2010	1,326,197	1,309,375	(16,822)
Total Futures Contracts					($2,381,654)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 14, 5 Year, at 1.00%; Bank of America	Buy	12/20/2015	$13,000,000	($33,829)	($68,220)	($102,049)
CDX IG, Series 14, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2015	19,500,000	(52,838)	(102,331)	(155,169)
Total Credit Default Swaps					($170,551)	($257,218)

1	As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.
202

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2010, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	45,000
Total Interest Rate Contracts		45,000

Total Asset Derivatives		$45,000

Liability Derivatives

Interest Rate Contracts Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,381,654

Total Interest Rate Contracts		2,381,654

Credit Contracts Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	257,218

Total Credit Contracts		257,218

Total Liability Derivatives		$2,638,872

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2010, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts Options Purchased	Net realized gains/(losses) on Investments	533,111
Futures	Net realized gains/(losses) on Futures contracts	(11,959,126)

Total Interest Rate Contracts		(11,426,015)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(64,839)

Total Credit Contracts		(64,839)

Total		($11,490,854)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2010, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(34,470)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(546,860)
Total Interest Rate Contracts		(581,330)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(350,840)
Total Credit Contracts		(350,840)

Total		($932,170)

The accompanying Notes to Financial Statements are an integral part of this schedule.
203

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2010

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$161,808,779	23.5%	N/A	N/A	263
Credit Contracts	N/A	N/A	$24,688,144	3.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at October 31, 2010	Value October 31, 2010	Income Earned November 1, 2009 - October 31, 2010
High Yield	$10,045,110	$—	$—	2,247,228	$10,921,529	$864,470
Money Market	68,918	615,383	684,301	—	—	—
Thrivent Financial Securities Lending Trust	10,892,000	149,702,948	153,619,233	6,975,715	6,975,715	4,721
Total Value and Income Earned	21,006,028				17,897,244	869,191

The accompanying Notes to Financial Statements are an integral part of this schedule.
204

Money Market Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Asset Backed Commercial Paper (13.4%)[a]	Value
	Falcon Asset Securitization Corporation, LLC
$6,100,000	0.300%, 12/10/2010[b]	$6,098,017
7,710,000	0.290%, 2/14/2011[b]	7,703,479
	Golden Funding Corporation
13,573,000	0.270%, 11/1/2010[b]	13,573,000
4,000,000	0.300%, 11/8/2010[b]	3,999,766
	Liberty Street Funding, LLC
8,000,000	0.280%, 12/15/2010[b]	7,997,262
	Nieuw Amsterdam Receivables Corporation
3,890,000	0.280%, 11/16/2010[b]	3,889,546
7,860,000	0.320%, 1/13/2011[b]	7,854,900
	Old Line Funding, LLC
7,440,000	0.270%, 1/20/2011[b]	7,435,536
	Straight-A Funding, LLC
8,000,000	0.280%, 11/8/2010	7,999,564
7,865,000	0.280%, 11/9/2010	7,864,511
4,000,000	0.250%, 12/6/2010	3,999,028
8,000,000	0.260%, 12/20/2010	7,997,169
3,799,000	0.260%, 12/21/2010	3,797,628
	Thunder Bay Funding, Inc.
7,800,000	0.250%, 11/8/2010[b]	7,799,621

	Total Asset Backed Commercial Paper	98,009,027

Principal Amount	Financial Company Commercial Paper (22.5%)[a]	Value
	Bank of America NA
13,640,000	0.470%, 12/23/2010[b,c]	13,645,167
	BNP Paribas Finance, Inc.
3,880,000	0.300%, 12/2/2010[b]	3,878,998
	General Electric Capital Corporation
11,650,000	0.603%, 12/1/2010	11,695,081
7,800,000	0.530%, 2/16/2011	7,787,713
12,550,000	0.373%, 3/11/2011[b,c]	12,556,732
	J.P. Morgan Chase & Company
9,900,000	0.419%, 2/23/2011[b,c]	9,903,274
13,620,000	0.420%, 4/1/2011[b]	13,620,000
	New York Life Global Funding
4,420,000	0.256%, 4/1/2011[c,d]	4,419,638
7,950,000	0.417%, 6/16/2011[c,d]	7,956,857
	Rabobank Nederland NV
5,415,000	0.635%, 8/5/2011[c,d]	5,422,517
	Royal Bank of Canada
8,300,000	0.430%, 11/22/2010[c]	8,300,000
9,000,000	0.690%, 6/23/2011[c]	9,023,625
	Societe Generale North America, Inc.
12,000,000	0.240%, 11/1/2010[b]	12,000,000
12,000,000	0.240%, 11/4/2010[b]	11,999,760
	Svenska Handelsbanken AB
3,900,000	0.448%, 2/9/2011[c,d]	3,900,018
	Toronto-Dominion Bank NY
3,700,000	0.325%, 10/28/2011[c]	3,700,000
	US Bank NA
8,000,000	0.530%, 11/30/2010	7,996,585
7,710,000	0.410%, 4/11/2011	7,695,863

Principal Amount	Financial Company Commercial Paper (22.5%)[a]	Value
	Variable Funding Capital Company, LLC
$8,000,000	0.270%, 11/16/2010[b]	$7,999,100

	Total Financial Company Commercial Paper	163,500,928

Principal Amount	Government Agency Debt (25.3%)[a]	Value
	Eksportfinans ASA
32,510,000	0.230%, 11/1/2010	32,510,000
	Federal Home Loan Banks
5,000,000	0.159%, 11/22/2010[c]	4,998,893
5,000,000	0.166%, 8/12/2011[c]	4,992,481
7,800,000	0.270%, 9/20/2011[c]	7,800,000
7,900,000	0.330%, 3/20/2012[c]	7,898,893
	Federal Home Loan Mortgage Corporation
15,100,000	0.269%, 1/14/2011[c]	15,101,404
10,288,000	0.362%, 3/9/2011[c]	10,292,365
15,380,000	0.216%, 9/19/2011[c]	15,373,015
8,300,000	0.206%, 12/21/2011[c]	8,295,205
3,500,000	0.190%, 1/13/2012[c]	3,495,747
8,300,000	0.190%, 1/25/2012[c]	8,276,115
	Federal National Mortgage Association
9,000,000	0.216%, 9/19/2011[c]	8,996,780
8,000,000	0.430%, 9/13/2012[c]	8,002,995
8,000,000	0.286%, 9/17/2012[c]	8,000,000
	Financing Corporation
19,950,000	0.347%, 3/7/2011	19,925,609
	Overseas Private Investment Corporation
4,455,172	0.240%, 3/15/2017[b,c]	4,455,172
2,327,586	0.240%, 6/15/2017[b,c]	2,327,586
4,824,562	0.240%, 6/15/2024[b,c]	4,824,562
	U.S. Central Federal Credit Union
10,250,000	0.289%, 10/19/2011[b,c]	10,250,000

	Total Government Agency Debt	185,816,822

Shares	Investment Company (4.8%)	Value
	AIM Investments Institutional Government and Agency Portfolio
100,000	0.090%	100,000
	BlackRock Cash Funds
32,313,000	0.230%	32,313,000
	DWS Money Market Series
2,245,000	0.190%	2,245,000

	Total Investment Company	34,658,000

Principal Amount	Other Commercial Paper (15.1%)[a]	Value
	ENI Coordination Center SA
16,000,000	0.240%, 11/5/2010[b]	15,999,573
	ENI Finance USA, Inc.
20,000,000	0.230%, 11/1/2010[b]	20,000,000
16,000,000	0.240%, 11/2/2010[b]	15,999,893
	Georgia Transmission Corporation
2,850,000	0.370%, 11/22/2010	2,849,385
3,241,000	0.370%, 11/29/2010	3,240,067

The accompanying Notes to Financial Statements are an integral part of this schedule.
205

Money Market Fund

Schedule of Investments as of October 31, 2010

Principal Amount	Other Commercial Paper (15.1%)[a]	Value
	Louis Dreyfus Corporation
$7,400,000	0.330%, 12/27/2010[b]	$7,396,201
	MLTC Funding, Inc.
3,880,000	0.500%, 11/30/2010[b]	3,878,437
	Novartis Finance Corporation
3,930,000	0.340%, 2/9/2011[b]	3,926,288
	Novartis Securities Investment, Ltd.
3,880,000	0.270%, 12/6/2010[b]	3,878,982
	Private Export Funding Corporation
7,720,000	0.300%, 2/18/2011	7,712,988
	River Fuel Funding Company, No. 3
7,400,000	0.350%, 1/31/2011[b]	7,393,453
	Toyota Credit Canada, Inc.
8,000,000	0.300%, 12/15/2010	7,997,067
	Toyota Motor Credit Corporation
3,050,000	0.300%, 12/8/2010	3,049,060
7,430,000	0.360%, 2/16/2011	7,422,050

	Total Other Commercial Paper	110,743,444

Principal Amount	Other Municipal Debt (8.6%)[a]	Value
	Alaska Housing Finance Corporation
7,785,000	0.350%, 11/4/2010	7,784,773
8,800,000	0.400%, 11/9/2010	8,799,218
11,500,000	0.320%, 12/7/2010	11,496,320
7,905,000	0.320%, 12/8/2010	7,902,400
	Cliffside Park, New Jersey General Obligation Bonds
3,900,000	1.500%, 2/14/2011	3,911,685
	Texas Public Finance Authority
7,790,000	0.320%, 12/7/2010[b]	7,790,000
7,790,000	0.320%, 12/8/2010[b]	7,790,000
7,790,000	0.320%, 12/9/2010[b]	7,790,000

	Total Other Municipal Debt	63,264,396

Principal Amount	Variable Rate Demand Note (11.1%)[a]	Value
	Denver, Colorado Airport System Revenue Bonds
8,000,000	0.260%, 11/15/2022[b,c]	8,000,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
3,870,000	0.270%, 6/1/2031[b,c]	3,870,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
9,000,000	0.300%, 9/15/2040[b,c]	9,000,000
	Miami-Dade County, Florida Industrial Development Authority Revenue Bonds (American Public Media Group)
6,410,000	0.300%, 12/1/2038[b,c]	6,410,000

Principal Amount	Variable Rate Demand Note (11.1%)[a]	Value
	Midcities Metropolitan District No. 1, Broomfield, Colorado Revenue Refunding Bonds
$8,210,000	0.270%, 12/1/2031[b,c]	$8,210,000
	New York Liberty Development Corporation Multi-Modal Liberty Revenue Bonds (World Trade Center)
15,160,000	0.320%, 3/1/2011[c]	15,160,000
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center)
8,800,000	0.310%, 9/1/2032[b,c]	8,800,000
	Oregon Health and Science University Revenue Bonds
8,275,000	0.270%, 7/1/2027[b,c]	8,275,000
	Pitney Road Partners, LLC
5,480,000	0.500%, 7/1/2025[b,c,d]	5,480,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
8,240,000	0.240%, 5/1/2042[b,c]	8,240,000

	Total Variable Rate Demand Note	81,445,000

	Total Investments (at amortized cost) 100.8%	$737,437,617

	Other Assets and Liabilities, Net (0.8%)	(5,949,072)

	Total Net Assets 100.0%	$731,488,545

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2010.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2010, the value of these investments was $27,179,030 or 3.7% of total net assets.

Cost for federal income tax purposes	$737,437,617

The accompanying Notes to Financial Statements are an integral part of this schedule.
206

Money Market Fund

Schedule of Investments as of October 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2010, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value, as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	98,009,027	—	98,009,027	—
Financial Company Commercial Paper	163,500,928	—	163,500,928	—
Government Agency Debt	185,816,822	—	185,816,822	—
Investment Company	34,658,000	34,658,000	—	—
Other Commercial Paper	110,743,444	—	110,743,444	—
Other Municipal Debt	63,264,396	—	63,264,396	—
Variable Rate Demand Note	81,445,000	—	81,445,000	—

Total	$737,437,617	$34,658,000	$702,779,617	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
207

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of October 31, 2010	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$508,726,764	$1,176,127,759	$1,161,279,505	$512,188,143
Investments in securities at market value	150,987,937	277,955,958	252,137,366	129,090,912
Investments in affiliates at market value	358,097,595	887,290,673	917,679,601	397,033,095
Investments at Market Value	509,085,532	1,165,246,631	1,169,816,967	526,124,007
Cash	4,470	6,215	59,313	29,377
Dividends and interest receivable	214,673	566,878	563,037	286,465
Prepaid expenses	2,882	4,764	4,660	2,802
Receivable for investments sold	2,303,205	3,395,439	2,136,140	843,010
Receivable for fund shares sold	216,008	343,298	801,797	437,158
Receivable for forward contracts	—	—	—	—
Receivable for variation margin	—	40,150	43,250	19,040
Total Assets	511,826,770	1,169,603,375	1,173,425,164	527,741,859
Liabilities
Accrued expenses	59,666	92,257	80,473	46,088
Payable for investments purchased	2,028,786	3,736,141	3,358,087	1,791,509
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	311,579	353,953	267,110	305,315
Payable for forward contracts	—	—	—	—
Payable for variation margin	—	133,400	44,620	17,020
Payable to affiliate	232,192	516,849	516,447	227,005
Total Liabilities	2,632,223	4,832,600	4,266,737	2,386,937
Net Assets
Capital stock (beneficial interest)	529,801,372	1,205,978,854	1,187,795,769	517,004,236
Accumulated undistributed net investment income/(loss)	67,966	8,928,662	1,220,033	788,101
Accumulated undistributed net realized gain/(loss)	(21,033,559)	(38,682,581)	(29,914,128)	(7,214,879)
Net unrealized appreciation/(depreciation) on:
Investments	10,930,677	19,994,260	15,985,435	7,551,409
Affiliated investments	(10,571,909)	(30,875,388)	(7,447,973)	6,384,455
Futures contracts	—	(573,032)	1,519,291	841,600
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$509,194,547	$1,164,770,775	$1,169,158,427	$525,354,922
Class A Share Capital	$435,515,975	$1,085,277,661	$1,118,637,055	$503,675,098
Shares of beneficial interest outstanding (Class A)	42,071,444	101,951,699	104,824,263	46,955,032
Net asset value per share	$10.35	$10.65	$10.67	$10.73
Maximum public offering price	$10.95	$11.27	$11.29	$11.35

Institutional Class Share Capital	$73,678,572	$79,493,114	$50,521,372	$21,679,824
Shares of beneficial interest outstanding (Institutional Class)	7,067,393	7,416,841	4,724,471	2,016,384
Net asset value per share	$10.43	$10.72	$10.69	$10.75

The accompanying Notes to Financial Statements are an integral part of this schedule.
208

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$104,132,409	$220,063,913	$298,695,519	$336,423,082	$107,531,914	$730,997,892	$220,255,745
113,046,268	232,911,417	303,333,739	388,873,679	120,842,860	789,153,091	253,649,377
16,835,133	12,796,600	21,723,500	17,310,111	4,538,968	64,107,848	—
129,881,401	245,708,017	325,057,239	406,183,790	125,381,828	853,260,939	253,649,377

8,330	4,220	4,449	1,244	2,911	744	560,725 (a)
22,221	93,976	68,319	141,077	97,661	319,717	878,877
1,746	2,097	2,378	2,489	1,768	3,811	1,981
798,097	404,690	4,900,873	4,291,298	1,234,889	21,809,458	1,783,414
9,571	177,755	51,663	520,283	8,836	183,487	78,507
—	—	—	—	—	—	32,233
—	—	99,820	—	—	—	750
130,721,366	246,390,755	330,184,741	411,140,181	126,727,893	875,578,156	256,985,864

24,246	47,112	103,256	82,691	26,157	186,895	62,610
600,010	817,162	173,558	4,117,888	1,298,087	22,646,654	2,080,014
16,835,133	12,796,600	21,723,500	17,310,111	4,538,968	64,107,848	—
10,342	110,791	158,284	166,480	—	269,803	—
—	—	—	—	—	—	113,806
—	—	—	—	—	—	—
97,811	176,301	284,764	230,520	87,281	656,206	183,971
17,567,542	13,947,966	22,443,362	21,907,690	5,950,493	87,867,406	2,440,401

113,900,242	206,992,610	365,976,622	323,841,751	117,571,688	897,648,029	236,794,279
(11,240)	642,456	(67,688)	(41,895)	394,071	568,402	3,016,613
(26,484,170)	(836,381)	(84,950,783)	(4,328,073)	(15,038,273)	(232,768,728)	(18,747,521)

25,748,992	25,644,104	26,361,720	69,760,708	17,849,914	122,263,047	33,393,632
—	—	—	—	—	—	—
—	—	421,508	—	—	—	140,230
—	—	—	—	—	—	(81,573)
—	—	—	—	—	—	29,803
$113,153,824	$232,442,789	$307,741,379	$389,232,491	$120,777,400	$787,710,750	$254,545,463

$17,276,629	$71,695,718	$239,137,262	$241,679,044	$16,592,083	$571,129,484	$35,296,920
1,598,482	5,224,498	19,033,166	14,541,156	1,483,266	42,344,304	4,012,918
$10.81	$13.72	$12.56	$16.62	$11.19	$13.49	$8.80
$11.44	$14.52	$13.29	$17.59	$11.84	$14.28	$9.31

$95,877,195	$160,747,071	$68,604,117	$147,553,447	$104,185,317	$216,581,266	$219,248,543
8,706,964	11,169,589	4,904,026	7,964,158	9,281,080	14,909,786	24,828,050
$11.01	$14.39	$13.99	$18.53	$11.23	$14.53	$8.83

(a)	Includes foreign currency holdings of $112,692 (cost $112,348).

The accompanying Notes to Financial Statements are an integral part of this schedule.
209

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

As of October 31, 2010	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$421,361,225	$293,298,482	$466,357,005	$1,597,299,393
Investments in securities at market value	454,140,635	324,949,059	506,907,005	1,728,331,517
Investments in affiliates at market value	19,253,447	2,018,813	17,426,288	67,901,380
Investments at Market Value	473,394,082	326,967,872	524,333,293	1,796,232,897
Cash	4,928 (a)	2,432	2,485	253,240
Dividends and interest receivable	1,622,486	144,850	599,023	1,549,154
Prepaid expenses	2,792	2,415	2,962	7,067
Receivable for investments sold	1,118,166	11,714,811	—	50,800,806
Receivable for fund shares sold	73,744	45,573	181,798	109,823
Swap agreements, at value	—	—	—	—
Receivable for forward contracts	4,960	—	—	—
Receivable for variation margin	—	—	—	5,751
Total Assets	476,221,158	338,877,953	525,119,561	1,848,958,738
Liabilities
Distributions payable	—	—	—	—
Accrued expenses	126,015	89,816	109,399	593,709
Payable for investments purchased	1,307,780	14,967,285	—	52,214,333
Payable upon return of collateral for securities loaned	19,253,447	2,018,813	17,426,288	67,901,380
Payable for fund shares redeemed	83,961	277,776	189,109	936,694
Payable for forward contracts	5,550	—	—	—
Open options written, at value	—	15,560	—	185,000
Swap agreements, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	322,738	218,971	277,177	1,339,424
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	21,099,491	17,588,221	18,001,973	123,170,540
Net Assets
Capital stock (beneficial interest)	558,761,504	415,147,028	573,698,053	1,671,926,739
Accumulated undistributed net investment income/(loss)	7,183,805	(57,932)	4,734,847	4,018,330
Accumulated undistributed net realized gain/(loss)	(162,931,066)	(127,473,587)	(129,291,600)	(150,417,704)
Net unrealized appreciation/(depreciation) on:
Investments	52,032,857	33,669,390	57,976,288	198,933,504
Affiliated investments	—	—	—	—
Written option contracts	—	4,833	—	5,938
Futures contracts	—	—	—	1,321,391
Swap agreements	—	—	—	—
Foreign currency forward contracts	(590)	—	—	—
Foreign currency transactions	75,157	—	—	—
Total Net Assets	$455,121,667	$321,289,732	$507,117,588	$1,725,788,198
Class A Share Capital	$174,132,959	$121,315,872	$175,967,098	$1,549,382,459
Shares of beneficial interest outstanding (Class A)	18,060,026	25,292,428	13,955,503	74,241,368
Net asset value per share	$9.64	$4.80	$12.61	$20.87
Maximum public offering price	$10.20	$5.08	$13.34	$22.08
Institutional Class Share Capital	$280,988,708	$199,973,860	$331,150,490	$176,405,739
Shares of beneficial interest outstanding (Institutional Class)	28,517,328	39,001,487	26,057,656	8,381,851
Net asset value per share	$9.85	$5.13	$12.71	$21.05

(a)	Includes foreign currency holdings of $516 (cost $505).

The accompanying Notes to Financial Statements are an integral part of this schedule.
210

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$209,734,486	$712,559,372	$1,376,270,066	$775,412,524	$345,349,653	$114,543,319	$813,734,891
218,580,460	693,813,371	1,469,965,863	797,631,117	339,566,303	120,283,447	808,074,375
6,326,677	63,913,080	—	19,220,860	12,859,626	—	17,897,244
224,907,137	757,726,451	1,469,965,863	816,851,977	352,425,929	120,283,447	825,971,619
492	145,850	2,135	8,169	711,157	16,552	67,992
584,925	12,720,387	21,301,287	9,603,406	2,233,307	687,812	4,292,702
2,053	3,457	5,550	3,687	2,309	13,845	3,399
2,597,468	5,399,219	—	3,834,221	4,849,016	—	4,255,823
8,541	472,170	975,314	380,983	74,982	109,262	1,364,021
—	—	—	83,860	—	—	—
—	—	—	—	—	—	—
18,977	—	—	335,625	57,500	—	7,188
228,119,593	776,467,534	1,492,250,149	831,101,928	360,354,200	121,110,918	835,962,744

—	1,214,653	748,975	251,071	88,496	129	26,252
80,710	114,549	222,894	119,723	98,120	12,145	85,854
17,738,904	7,964,850	10,075,284	47,793,736	64,455,043	9,514,875	23,793,066
4,547,275	63,913,080	—	5,860,500	—	—	6,975,715
106,491	248,249	537,190	258,020	121,437	9,049	835,607
—	—	—	—	—	—	—
—	—	—	—	—	11,000	—
19,679	—	—	133,100	157,431	—	170,551
27,187	—	—	488,160	138,710	—	397,892
155,776	376,972	874,940	356,582	171,962	46,575	262,929
8,920	—	—	19,266	31,408	4,186	7,822
22,684,942	73,832,353	12,459,283	55,280,158	65,262,607	9,597,959	32,555,688

202,711,199	826,062,019	1,383,609,023	791,999,802	308,986,350	104,901,924	797,590,756
59,336	80,827	258,821	270,554	337,985	34,242	493,211
(12,472,677)	(168,674,744)	2,227,225	(55,804,585)	(20,342,497)	839,759	(4,274,767)
14,793,249	45,167,079	93,695,797	37,779,093	4,016,650	5,740,128	9,615,198
379,402	—	—	3,660,360	3,059,626	—	2,621,530
—	—	—	—	—	(3,094)	—
(6,179)	—	—	(1,842,362)	(730,338)	—	(2,381,654)
(29,679)	—	—	(241,092)	(236,183)	—	(257,218)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
$205,434,651	$702,635,181	$1,479,790,866	$775,821,770	$295,091,593	$111,512,959	$803,407,056

$148,859,722	$448,082,706	$1,384,511,555	$405,094,087	$244,973,306	$5,919,526	$272,650,341
12,748,011	92,169,823	121,211,779	46,036,260	24,228,509	560,353	21,673,800
$ 11.68	$4.86	$11.42	$8.80	$10.11	$10.56	$12.58
$ 12.36	$5.09	$11.96	$9.21	$10.59	$10.78	$12.58
$ 56,574,929	$254,552,475	$95,279,311	$370,727,683	$50,118,287	$105,593,433	$530,756,715
4,851,572	52,334,233	8,341,674	42,165,611	4,955,452	9,993,947	42,200,004
$ 11.66	$4.86	$11.42	$8.79	$10.11	$10.57	$12.58

The accompanying Notes to Financial Statements are an integral part of this schedule.
211

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

As of October 31, 2010	Money Market Fund
Assets
Investments at cost	$737,437,617
Investments in securities at market value	737,437,617
Investments at Market Value	737,437,617	[1]
Cash	4,422
Dividends and interest receivable	375,060
Prepaid expenses	4,092
Receivable for fund shares sold	2,430,414
Total Assets	740,251,605
Liabilities
Accrued expenses	209,757
Payable for fund shares redeemed	8,504,243
Payable to affiliate	49,060
Total Liabilities	8,763,060
Net Assets
Capital stock (beneficial interest)	731,621,402
Accumulated undistributed net investment income/(loss)	(132,857)
Accumulated undistributed net realized gain/(loss)	—
Total Net Assets	$731,488,545
Class A Share Capital	$716,981,962
Shares of beneficial interest outstanding (Class A)	716,981,961
Net asset value per share	$1.00
Maximum public offering price	$1.00

Institutional Class Share Capital	$14,506,583
Shares of beneficial interest outstanding (Institutional Class)	14,506,583
Net asset value per share	$1.00

[1]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.
212

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213

Thrivent Mutual Funds

Statement of Operations

For the year ended October 31, 2010	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$887,051	$1,635,849	$1,263,554	$468,463
Taxable interest	859,784	3,366,051	4,877,107	2,588,244
Income from securities loaned	—	—	—	—
Income from affiliated investments	4,228,711	18,979,097	24,602,181	11,758,211
Foreign dividend tax withholding	(1,162)	(2,155)	(1,800)	(637)
Total Investment Income	5,974,384	23,978,842	30,741,042	14,814,281
Expenses
Adviser fees	1,467,882	2,806,623	2,568,234	1,163,294
Sub-Adviser fees	—	—	—	—
Administrative service fees	163,532	285,760	283,242	162,776
Audit and legal fees	25,819	35,295	35,103	25,648
Custody fees	68,104	71,734	71,017	61,679
Distribution expenses Class A	995,757	2,509,198	2,554,047	1,115,181
Insurance expenses	6,759	11,017	10,916	6,709
Printing and postage expenses Class A	296,833	529,227	390,469	144,723
Printing and postage expenses Institutional Class	537	465	492	395
SEC and state registration expenses	49,093	72,581	77,120	58,593
Transfer agent fees Class A	775,679	1,399,515	1,030,041	374,020
Transfer agent fees Institutional Class	467	540	607	456
Trustees’ fees	9,761	13,979	13,443	8,925
Other expenses	12,820	14,355	14,421	13,676
Total Expenses Before Reimbursement	3,873,043	7,750,289	7,049,152	3,136,075
Less:
Reimbursement from adviser	(837,436)	(1,264,952)	(794,074)	(484,343)
Custody earnings credit	(615)	(425)	(352)	(690)
Total Net Expenses	3,034,992	6,484,912	6,254,726	2,651,042

Net Investment Income/(Loss)	2,939,392	17,493,930	24,486,316	12,163,239
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,601,261	3,324,785	3,789,191	2,053,871
Affiliated investments	(3,980,712)	(4,868,804)	(3,667,524)	(898,451)
Futures contracts	5,543,826	9,461,044	10,760,334	3,113,904
Foreign currency transactions	261	(164)	(90)	(41)
Swap agreements	(125,392)	(733,085)	(733,085)	(245,100)
Change in net unrealized appreciation/(depreciation) on:
Investments	11,845,657	21,895,889	16,899,338	6,573,142
Affiliated investments	58,986,760	117,868,269	96,504,345	30,897,639
Futures contracts	722,064	955,100	2,790,420	1,133,837
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	122	163	89	40
Swap agreements	53,471	301,560	301,560	101,258
Net Realized and Unrealized Gains/(Losses)	74,647,318	148,204,757	126,644,578	42,730,099

Net Increase/(Decrease) in Net Assets Resulting From Operations	$77,586,710	$165,698,687	$151,130,894	$54,893,338

The accompanying Notes to Financial Statements are an integral part of this schedule.
214

Thrivent Mutual Funds

Statement of Operations - continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund
$345,800	$3,260,315	$2,287,030	$2,251,477	$1,998,208	$9,557,391	$4,710,323
5,363	10,680	34,593	35,934	3,739	48,143	1,215,819
78,095	27,710	195,556	76,860	24,299	70,111	—
—	—	—	—	—	—	—
(70)	(3,248)	(1,222)	(39,988)	—	—	(421,752)

429,188	3,295,457	2,515,957	2,324,283	2,026,246	9,675,645	5,504,390
276,218	213,433	2,061,111	1,370,095	293,461	5,060,023	726,575
641,688	1,280,597	—	—	530,215	—	962,500
90,398	112,686	130,342	138,291	91,965	222,616	107,538
20,176	21,760	23,516	23,683	20,331	32,189	31,807
27,998	15,466	42,560	18,720	25,660	35,630	272,048
38,634	168,418	586,426	555,568	38,180	1,381,015	75,341
4,210	4,914	5,954	5,840	4,256	9,364	4,614
8,245	69,567	264,523	260,755	7,235	348,273	11,371
915	12,483	1,198	10,590	942	4,726	3,657
31,037	35,699	40,045	40,522	31,592	56,512	40,247
25,861	214,928	756,492	756,202	36,744	1,218,063	49,404
295	57,897	2,281	55,232	985	14,658	1,447
8,020	14,203	22,337	20,576	9,315	45,996	11,715
9,875	9,960	11,060	10,293	8,964	13,041	71,447

1,183,570	2,232,011	3,947,845	3,266,367	1,099,845	8,442,106	2,369,711
(1,304)	(47,479)	(330)	(95)	(32,842)	(24)	(419,311)
(1,426)	(315)	(251)	(66)	(790)	(55)	(4,025)
1,180,840	2,184,217	3,947,264	3,266,206	1,066,213	8,442,027	1,946,375

(751,652)	1,111,240	(1,431,307)	(941,923)	960,033	1,233,618	3,558,015

9,426,493	5,713,796	58,887,557	23,770,581	10,280,114	45,868,961	3,992,594
—	—	—	—	—	—	—
(38,570)	—	(478,326)	—	—	—	(427,863)
—	(402)	(3,166)	—	—	—	(188,739)
—	—	—	—	—	—	—

17,701,060	34,309,656	2,965,504	63,423,523	13,485,838	117,529,372	23,376,059
—	—	—	—	—	—	—
95,458	—	421,508	—	—	—	222,857
—	—	—	—	—	—	(88,067)
—	—	2,592	—	—	—	21,973
—	—	—	—	—	—	—
27,184,441	40,023,050	61,795,669	87,194,104	23,765,952	163,398,333	26,908,814

$26,432,789	$41,134,290	$60,364,362	$86,252,181	$24,725,985	$164,631,951	$30,466,829

The accompanying Notes to Financial Statements are an integral part of this schedule.
215

Thrivent Mutual Funds

Statement of Operations - continued

For the year ended October 31, 2010	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$13,533,099	$3,002,463	$9,767,598	$24,821,372
Taxable interest	15,303	16,506	21,310	185,853
Tax-Exempt interest	—	—	—	—
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	232,570	12,893	10,378	71,774
Income from affiliated investments	—	—	9	—
Foreign dividend tax withholding	(1,280,020)	(9,901)	(24,847)	(56,687)
Total Investment Income	12,500,952	3,021,961	9,774,448	25,022,312
Expenses
Adviser fees	1,098,853	2,331,835	2,201,423	9,965,878
Sub-Adviser fees	1,546,686	—	—	—
Administrative service fees	157,351	132,182	167,841	423,635
Amortization of offering costs	—	—	—	—
Audit and legal fees	26,798	23,718	26,455	48,781
Custody fees	190,719	37,959	22,205	74,611
Distribution expenses Class A	434,191	305,178	452,559	3,973,694
Insurance expenses	6,784	6,051	7,143	17,277
Printing and postage expenses Class A	151,130	132,500	112,469	1,019,293
Printing and postage expenses Institutional Class	1,945	1,580	8,765	1,404
SEC and state registration expenses	45,533	40,566	52,459	86,870
Transfer agent fees Class A	673,725	536,950	488,238	3,282,190
Transfer agent fees Institutional Class	951	3,653	41,358	2,472
Trustees’ fees	27,368	21,256	29,882	116,003
Other expenses	40,517	10,761	11,153	18,722
Total Expenses Before Reimbursement	4,402,551	3,584,189	3,621,950	19,030,830
Less:
Reimbursement from adviser	(671)	(544,380)	(34)	(168)
Custody earnings credit	(625)	(234)	(195)	(312)
Total Net Expenses	4,401,255	3,039,575	3,621,721	19,030,350

Net Investment Income/(Loss)	8,099,697	(17,614)	6,152,727	5,991,962
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	9,584,239	6,264,475	8,640,628	155,414,802
Written option contracts	—	168,807	—	(1,010,899)
Futures contracts	—	—	—	17,948,571
Foreign currency transactions	(528,546)	—	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	28,602,884	31,946,592	34,965,078	8,320,540
Affiliated investments	—	—	—	—
Written option contracts	—	4,833	—	5,938
Futures contracts	—	—	—	1,187,976
Foreign currency forward contracts	23,785	—	—	—
Foreign currency transactions	26,501	—	—	—
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	37,708,863	38,384,707	43,605,706	181,866,928

Net Increase/(Decrease) in Net Assets Resulting From Operations	$45,808,560	$38,367,093	$49,758,433	$187,858,890

The accompanying Notes to Financial Statements are an integral part of this schedule.
216

Thrivent Mutual Funds

Statement of Operations - continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund(a)	Limited Maturity Bond Fund

$1,955,611	$784,325	$—	$129,795	$33,773	$—	$73,710
2,465,710	58,956,446	564,994	39,865,538	11,514,528	1,474,387	24,117,013
—	—	69,059,253	—	—	—	—
429,181	—	—	1,000,485	1,795,347	134,045	729,963
54,395	192,116	—	8,086	—	—	4,721
140,850	—	—	1,057,511	1,017,876	—	864,470
(7,708)	—	—	—	—	—	—
5,038,039	59,932,887	69,624,247	42,061,415	14,361,524	1,608,432	25,789,877

1,120,934	2,627,546	5,661,859	2,559,472	1,309,751	254,325	2,019,774
—	—	—	—	—	—	—
110,761	205,860	350,678	219,814	128,211	59,383	207,802
—	—	—	—	—	24,574	—
22,110	29,499	41,372	31,440	23,740	13,606	28,625
21,959	26,343	33,502	34,639	18,052	6,995	31,324
369,876	1,048,607	3,286,710	949,312	587,524	2,715	251,146
5,059	8,382	14,238	9,264	5,846	2,182	8,167
79,003	167,544	203,459	137,671	83,187	926	74,013
498	7,753	6,990	1,479	1,104	419	14,547
46,538	71,112	106,397	59,662	42,363	5,449	83,756
294,728	539,014	578,563	457,107	343,740	2,586	256,365
404	41,001	31,772	2,399	2,616	271	63,502
17,420	36,474	72,522	40,064	22,019	5,123	33,643
18,102	23,506	76,593	32,976	18,817	6,229	23,690
2,107,392	4,832,641	10,464,655	4,535,299	2,586,970	384,783	3,096,354

(6,738)	(35)	—	(49,122)	(280,501)	—	(40,196)
(480)	(240)	(58)	(90)	(433)	(316)	(196)
2,100,174	4,832,366	10,464,597	4,486,087	2,306,036	384,467	3,055,962

2,937,865	55,100,521	59,159,650	37,575,328	12,055,488	1,223,965	22,733,915

18,183,754	13,297,164	3,043,682	28,258,762	9,831,983	839,759	16,865,434
—	—	—	—	—	—	—
302,261	—	(170,751)	(4,879,997)	(2,285,664)	—	(11,959,126)
—	—	—	12,797	—	—	—
17,250	1,134,583	—	(224,974)	15,661	—	(64,839)
8,893,890	43,106,825	31,407,282	37,486,680	14,144,621	5,740,128	14,108,978
142,792	—	—	1,072,128	1,031,945	—	876,420
—	—	—	—	—	(3,094)	—
8,519	—	—	(1,254,607)	(110,758)	—	(546,860)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(62,372)	—	—	(360,960)	(399,873)	—	(350,840)
27,486,094	57,538,572	34,280,213	60,109,829	22,227,915	6,576,793	18,929,167

$30,423,959	$112,639,093	$93,439,863	$97,685,157	$34,283,403	$7,800,758	$41,663,082

(a)	For the period from February 26, 2010 (inception) through October 31, 2010

The accompanying Notes to Financial Statements are an integral part of this schedule.
217

Thrivent Mutual Funds

Statement of Operations - continued

For the year ended October 31, 2010	Money Market Fund
Investment Income
Dividends	$59,533
Taxable interest	2,579,052
Total Investment Income	2,638,585
Expenses
Adviser fees	3,935,920
Administrative service fees	245,003
Audit and legal fees	37,596
Custody fees	34,880
Distribution expenses Class A	1,059,926
Insurance expenses	13,360
Printing and postage expenses Class A	550,810
Printing and postage expenses Institutional Class	1,435
SEC and state registration expenses	139,338
Transfer agent fees Class A	1,472,885
Transfer agent fees Institutional Class	2,444
Trustees’ fees	53,476
Other expenses	25,788
Total Expenses Before Reimbursement	7,572,861
Less:
Reimbursement from adviser	(4,927,846)
Custody earnings credit	(14)
Total Net Expenses	2,645,001

Net Investment Income/(Loss)	(6,416)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	6,416
Net Realized and Unrealized Gains/(Losses)	6,416

Net Increase/(Decrease) in Net Assets Resulting From Operations	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.
218

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219

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2010	10/31/2009	10/31/2010	10/31/2009
Operations
Net investment income/(loss)	$2,939,392	$4,534,986	$17,493,930	$20,151,317
Net realized gains/(losses)	3,039,244	(22,491,675)	7,183,776	(39,891,733)
Change in net unrealized appreciation/(depreciation)	71,608,074	74,067,995	141,020,981	158,660,881
Net Change in Net Assets Resulting From Operations	77,586,710	56,111,306	165,698,687	138,920,465
Distributions to Shareholders
From net investment income	(3,322,539)	(4,055,895)	(16,180,145)	(18,672,449)
From net realized gains	—	(17,451,235)	—	(20,356,741)
Total Distributions to Shareholders	(3,322,539)	(21,507,130)	(16,180,145)	(39,029,190)
Capital Stock Transactions
Class A
Sold	68,966,735	75,669,139	165,343,830	168,832,839
Distributions reinvested	2,656,356	17,944,966	14,802,004	35,823,489
Redeemed	(53,896,599)	(32,203,634)	(137,940,860)	(91,599,502)

Total Class A Capital Stock Transactions	17,726,492	61,410,471	42,204,974	113,056,826

Class B
Sold	—	—	—	—
Distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Total Class B Capital Stock Transactions	—	—	—	—

Institutional Class
Sold	14,716,084	18,990,498	13,566,962	13,355,531
Distributions reinvested	657,354	3,533,938	1,316,075	3,074,642
Redeemed	(15,622,819)	(15,690,456)	(14,882,728)	(10,880,875)

Total Institutional Class Capital Stock Transactions	(249,381)	6,833,980	309	5,549,298

Capital Stock Transactions	17,477,111	68,244,451	42,205,283	118,606,124

Net Increase/(Decrease) in Net Assets	91,741,282	102,848,627	191,723,825	218,497,399
Net Assets, Beginning of Period	417,453,265	314,604,638	973,046,950	754,549,551
Net Assets, End of Period	$509,194,547	$417,453,265	$1,164,770,775	$973,046,950
Accumulated Undistributed Net Investment Income/(Loss)	$67,966	$578,613	$8,928,662	$8,227,789

Capital Stock Share Transactions

Class A shares
Sold	7,178,016	10,049,721	16,664,078	21,347,213
Distributions reinvested	280,206	2,450,831	1,521,276	4,678,763
Redeemed	(5,618,283)	(4,252,307)	(13,921,180)	(11,874,622)

Total Class A shares	1,839,939	8,248,245	4,264,174	14,151,354

Class B shares
Sold	—	—	—	—
Distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Total Class B shares	—	—	—	—

Institutional Class shares
Sold	1,521,617	2,524,582	1,367,382	1,685,333
Distributions reinvested	69,050	479,150	134,706	399,385
Redeemed	(1,616,293)	(1,973,983)	(1,491,806)	(1,357,580)

Total Institutional Class shares	(25,626)	1,029,749	10,282	727,138

The accompanying Notes to Financial Statements are an integral part of this schedule.
220

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Partner Small Cap Growth Fund		Partner Small Cap Value Fund
10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009
$24,486,316	$26,013,276	$12,163,239	$11,830,199	$(751,652)	$(344,986)	$1,111,240	$1,416,544
10,148,826	(35,644,331)	4,024,183	(9,819,749)	9,387,923	(18,640,522)	5,713,394	(6,457,291)
116,495,752	145,257,325	38,705,916	51,314,497	17,796,518	25,076,681	34,309,656	21,262,326
151,130,894	135,626,270	54,893,338	53,324,947	26,432,789	6,091,173	41,134,290	16,221,579

(23,455,552)	(25,153,811)	(11,745,741)	(11,514,915)	—	—	(1,200,962)	(1,385,809)
—	(5,596,009)	—	—	—	—	—	(7,732,630)
(23,455,552)	(30,749,820)	(11,745,741)	(11,514,915)	—	—	(1,200,962)	(9,118,439)

195,649,684	175,340,276	130,576,281	94,991,798	1,567,361	2,803,362	11,027,094	13,404,313
22,112,999	29,216,297	11,125,731	10,954,480	—	—	155,336	3,309,467
(144,709,833)	(121,874,783)	(72,393,697)	(68,221,096)	(1,005,627)	(529,938)	(11,164,110)	(13,338,019)

73,052,850	82,681,790	69,308,315	37,725,182	561,734	2,273,424	18,320	3,375,761

—	—	—	—	—	—	—	13,111
—	—	—	—	—	—	—	63,379
—	—	—	—	—	—	—	(1,070,217)

—	—	—	—	—	—	—	(993,727)

13,779,414	12,108,381	11,937,321	6,070,808	2,170,767	4,592,683	35,643,617	45,848,423
1,105,761	1,217,074	478,689	395,107	–	–	1,044,089	5,714,207
(8,171,642)	(7,175,493)	(6,247,625)	(5,033,855)	(1,553,161)	(1,709,247)	(22,438,898)	(13,748,637)

6,713,533	6,149,962	6,168,385	1,432,060	617,606	2,883,436	14,248,808	37,813,993

79,766,383	88,831,752	75,476,700	39,157,242	1,179,340	5,156,860	14,267,128	40,196,027

207,441,725	193,708,202	118,624,297	80,967,274	27,612,129	11,248,033	54,200,456	47,299,167
961,716,702	768,008,500	406,730,625	325,763,351	85,541,695	74,293,662	178,242,333	130,943,166
$1,169,158,427	$961,716,702	$525,354,922	$406,730,625	$113,153,824	$85,541,695	$232,442,789	$178,242,333
$1,220,033	$790,473	$788,101	$543,271	$(11,240)	$(6,715)	$642,456	$776,308

19,400,212	21,262,595	12,749,658	10,920,083	156,451	369,706	840,392	1,401,209
2,210,464	3,588,725	1,092,199	1,261,421	–	–	12,358	350,492
(14,385,892)	(15,132,993)	(7,075,922)	(7,969,154)	(101,618)	(72,579)	(870,513)	(1,435,078)

7,224,784	9,718,327	6,765,935	4,212,350	54,833	297,127	(17,763)	316,623

—	—	—	—	—	—	—	1,482
—	—	—	—	—	—	—	7,293
—	—	—	—	—	—	—	(131,292)

—	—	—	—	—	—	—	(122,517)

1,364,566	1,420,718	1,163,646	689,431	231,340	563,875	2,651,175	4,381,989
110,301	148,801	46,876	45,302	—	—	79,580	577,383
(809,707)	(874,288)	(606,648)	(584,510)	(157,526)	(229,259)	(1,658,262)	(1,400,988)

665,160	695,231	603,874	150,223	73,814	334,616	1,072,493	3,558,384

The accompanying Notes to Financial Statements are an integral part of this schedule.
221

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Small Cap Stock Fund		Mid Cap Growth Fund
For the periods ended	10/31/2010	10/31/2009	10/31/2010	10/31/2009
Operations
Net investment income/(loss)	$(1,431,307)	$856,097	$(941,923)	$(751,386)
Net realized gains/(losses)	58,406,065	(63,049,293)	23,770,581	(20,175,426)
Change in net unrealized appreciation/(depreciation)	3,389,604	58,209,902	63,423,523	81,419,299
Net Change in Net Assets Resulting From Operations	60,364,362	(3,983,294)	86,252,181	60,492,487
Distributions to Shareholders
From net investment income	—	(1,199,395)	—	—
Total Distributions to Shareholders	—	(1,199,395)	—	—
Capital Stock Transactions
Class A
Sold	9,156,418	18,666,616	15,244,965	19,701,613
Distributions reinvested	—	288,188	—	(3,866)
Redeemed	(38,192,640)	(35,817,646)	(30,167,334)	(25,064,033)

Total Class A Capital Stock Transactions	(29,036,222)	(16,862,842)	(14,922,369)	(5,366,286)

Class B
Sold	—	5,672	—	6,823
Redeemed	—	(2,416,655)	—	(4,639,347)

Total Class B Capital Stock Transactions	—	(2,410,983)	—	(4,632,524)

Institutional Class
Sold	5,881,036	10,408,053	40,515,809	32,772,986
Distributions reinvested	—	899,724	—	—
Redeemed	(9,431,539)	(8,913,536)	(14,387,712)	(6,786,967)
In-kind redemptions	—	(49,376,931)	—	—

Total Institutional Class Capital Stock Transactions	(3,550,503)	(46,982,690)	26,128,097	25,986,019

Capital Stock Transactions	(32,586,725)	(66,256,515)	11,205,728	15,987,209

Net Increase/(Decrease) in Net Assets	27,777,637	(71,439,204)	97,457,909	76,479,696
Net Assets, Beginning of Period	279,963,742	351,402,946	291,774,582	215,294,886
Net Assets, End of Period	$307,741,379	$279,963,742	$389,232,491	$291,774,582
Accumulated Undistributed Net Investment Income/(Loss)	$(67,688)	$90,896	$(41,895)	$(30,016)

Capital Stock Share Transactions

Class A shares
Sold	790,845	2,032,084	1,031,581	1,864,201
Distributions reinvested	—	30,956	—	(244)
Redeemed	(3,317,946)	(3,913,926)	(2,044,697)	(2,428,704)

Total Class A shares	(2,527,101)	(1,850,886)	(1,013,116)	(564,747)

Class B shares
Sold	—	703	—	909
Redeemed	—	(330,189)	—	(562,917)

Total Class B shares	—	(329,486)	—	(562,008)

Institutional Class shares
Sold	468,154	981,274	2,484,591	2,889,573
Distributions reinvested	—	88,036	—	—
Redeemed	(743,301)	(902,518)	(867,026)	(564,025)
In-kind redemptions	—	(4,319,941)	—	—

Total Institutional Class shares	(275,147)	(4,153,149)	1,617,565	2,325,548

The accompanying Notes to Financial Statements are an integral part of this schedule.
222

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

				Partner Worldwide Allocation
Partner Mid Cap Value Fund		Mid Cap Stock Fund		Fund		Partner International Stock Fund
10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009

$960,033	$881,838	$1,233,618	$1,851,704	$3,558,015	$2,353,437	$8,099,697	$7,818,330
10,280,114	(13,845,188)	45,868,961	(59,191,531)	3,375,992	(14,053,702)	9,055,693	(106,272,055)
13,485,838	24,503,090	117,529,372	194,902,855	23,532,822	42,991,855	28,653,170	174,597,561

24,725,985	11,539,740	164,631,951	137,563,028	30,466,829	31,291,590	45,808,560	76,143,836
(940,413)	(888,833)	(766,405)	(4,268,966)	(2,492,167)	(1,709,823)	(8,243,472)	(10,894,347)
(940,413)	(888,833)	(766,405)	(4,268,966)	(2,492,167)	(1,709,823)	(8,243,472)	(10,894,347)

2,100,222	5,150,024	18,961,193	28,070,489	8,289,252	5,901,237	6,458,988	9,534,356
102,004	62,921	—	1,881,875	392,530	285,320	2,560,821	3,891,674
(2,198,681)	(978,941)	(82,352,010)	(86,585,385)	(2,989,721)	(1,499,489)	(30,503,249)	(32,785,471)

3,545	4,234,004	(63,390,817)	(56,633,021)	5,692,061	4,687,068	(21,483,440)	(19,359,441)

—	—	—	3,193	—	—	—	9,689
—	—	—	(2,798,556)	—	—	—	(2,411,676)

—	—	—	(2,795,363)	—	—	—	(2,401,987)

3,338,732	5,731,151	19,899,352	49,538,758	77,410,248	49,292,766	4,887,770	6,263,317
837,432	825,239	763,555	2,358,071	2,098,535	1,422,500	5,605,246	6,921,578
(1,489,047)	(3,943,641)	(56,952,622)	(44,717,664)	(3,081,557)	(3,352,400)	(11,038,963)	(7,400,407)
—	—	—	(66,846,514)	—	—	—	—

2,687,117	2,612,749	(36,289,715)	(59,667,349)	76,427,226	47,362,866	(545,947)	5,784,488

2,690,662	6,846,753	(99,680,532)	(119,095,733)	82,119,287	52,049,934	(22,029,387)	(15,976,940)

26,476,234	17,497,660	64,185,014	14,198,329	110,093,949	81,631,701	15,535,701	49,272,549
94,301,166	76,803,506	723,525,736	709,327,407	144,451,514	62,819,813	439,585,966	390,313,417
$120,777,400	$94,301,166	$787,710,750	$723,525,736	$254,545,463	$144,451,514	$455,121,667	$439,585,966
$394,071	$418,538	$568,402	$660,196	$3,016,613	$2,110,441	$7,183,805	$7,803,179

203,958	669,360	1,537,346	3,069,731	1,032,950	895,278	716,251	1,300,369
10,262	8,561	—	223,237	49,005	46,394	277,432	518,201
(216,162)	(126,593)	(6,706,663)	(9,781,665)	(381,116)	(236,031)	(3,413,722)	(4,474,965)

(1,942)	551,328	(5,169,317)	(6,488,697)	700,839	705,641	(2,420,039)	(2,656,395)

—	—	—	480	—	—	—	1,428
—	—	—	(413,102)	—	—	—	(359,967)

—	—	—	(412,622)	—	—	—	(358,539)

338,044	689,841	1,515,029	5,149,510	9,548,496	7,945,276	533,757	830,227
84,164	112,277	58,780	261,717	261,663	230,925	598,212	909,537
(146,577)	(568,756)	(4,249,364)	(4,695,874)	(387,416)	(468,625)	(1,228,774)	(1,065,496)
—	—	—	(5,447,964)	—	—	—	—

275,631	233,362	(2,675,555)	(4,732,611)	9,422,743	7,707,576	(96,805)	674,268

The accompanying Notes to Financial Statements are an integral part of this schedule.
223

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Large Cap Growth Fund		Large Cap Value Fund
For the periods ended	10/31/2010	10/31/2009	10/31/2010	10/31/2009
Operations
Net investment income/(loss)	$(17,614)	$1,308,172	$6,152,727	$8,044,019
Net realized gains/(losses)	6,433,282	(43,144,851)	8,640,628	(74,129,191)
Change in net unrealized appreciation/(depreciation)	31,951,425	90,552,159	34,965,078	104,015,421
Net Change in Net Assets Resulting From Operations	38,367,093	48,715,480	49,758,433	37,930,249
Distributions to Shareholders
From net investment income	(1,199,725)	(800,264)	(7,342,630)	(11,677,572)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(1,199,725)	(800,264)	(7,342,630)	(11,677,572)
Capital Stock Transactions
Class A
Sold	9,355,578	14,777,562	8,383,073	17,538,778
Issued in connection with merger	—	21,102,046	—	—
Distributions reinvested	300,544	—	2,141,468	3,869,545
Redeemed	(21,522,276)	(20,476,518)	(29,955,576)	(34,413,625)

Total Class A Capital Stock Transactions	(11,866,154)	15,403,090	(19,431,035)	(13,005,302)

Class B
Sold	—	1,154	—	10,582
Distributions reinvested	—	—	—	—
Redeemed	—	(2,390,163)	—	(2,437,152)

Total Class B Capital Stock Transactions	—	(2,389,009)	—	(2,426,570)

Institutional Class
Sold	11,510,965	14,908,383	49,320,502	76,585,887
Issued in connection with merger	—	1,496,595	—	—
Distributions reinvested	885,312	793,651	5,122,221	7,665,151
Redeemed	(8,747,119)	(15,468,840)	(23,426,472)	(22,926,576)
In-kind redemptions	—	(78,419,074)	—	(78,077,277)

Total Institutional Class Capital Stock Transactions	3,649,158	(76,689,285)	31,016,251	(16,752,815)

Capital Stock Transactions	(8,216,996)	(63,675,204)	11,585,216	(32,184,687)

Net Increase/(Decrease) in Net Assets	28,950,372	(15,759,988)	54,001,019	(5,932,010)
Net Assets, Beginning of Period	292,339,360	308,099,348	453,116,569	459,048,579
Net Assets, End of Period	$321,289,732	$292,339,360	$507,117,588	$453,116,569
Accumulated Undistributed Net Investment Income/(Loss)	$(57,932)	$1,144,972	$4,734,847	$5,924,787

Capital Stock Share Transactions
Class A shares
Sold	2,037,183	4,103,888	680,489	1,770,333
Issued in connection with merger	—	5,434,228	—	—
Distributions reinvested	64,216	—	174,245	384,655
Redeemed	(4,705,429)	(5,752,881)	(2,452,840)	(3,489,061)

Total Class A shares	(2,604,030)	3,785,235	(1,598,106)	(1,334,073)

Class B shares
Sold	—	360	—	1,099
Distributions reinvested	—	—	—	—
Redeemed	—	(796,691)	—	(259,617)

Total Class B shares	—	(796,331)	—	(258,518)

Institutional Class shares
Sold	2,403,604	3,686,160	4,053,795	7,515,341
Issued in connection with merger	—	361,524	—	—
Distributions reinvested	177,417	226,112	415,428	759,678
Redeemed	(1,775,733)	(4,058,580)	(1,911,313)	(2,292,540)
In-kind redemptions	—	(16,912,990)	—	(6,501,022)

Total Institutional Class shares	805,288	(16,697,774)	2,557,910	(518,543)

The accompanying Notes to Financial Statements are an integral part of this schedule.
224

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Large Cap Stock Fund		Balanced Fund		High Yield Fund		Municipal Bond Fund
10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009

$5,991,962	$14,099,444	$2,937,865	$3,082,023	$55,100,521	$49,605,412	$59,159,650	$54,505,680
172,352,474	(252,339,008)	18,503,265	(27,996,014)	14,431,747	(30,783,448)	2,872,931	(220,631)
9,514,454	357,650,365	8,982,829	52,263,114	43,106,825	155,015,386	31,407,282	88,832,577
187,858,890	119,410,801	30,423,959	27,349,123	112,639,093	173,837,350	93,439,863	143,117,626

(10,507,202)	(27,196,895)	(2,982,810)	(3,308,822)	(54,939,901)	(48,824,831)	(58,993,988)	(54,350,983)
—	—	—	—	—	—	—	(1,146,474)
(10,507,202)	(27,196,895)	(2,982,810)	(3,308,822)	(54,939,901)	(48,824,831)	(58,993,988)	(55,497,457)

39,718,700	59,712,890	6,696,437	8,026,591	40,783,677	40,232,825	181,804,086	139,225,554
—	—	—	—	—	—	—	—
8,449,428	23,516,813	1,911,371	2,161,951	23,784,653	22,081,704	45,483,356	42,889,589
(237,448,708)	(246,601,996)	(23,716,521)	(26,693,708)	(56,061,970)	(55,333,922)	(121,553,891)	(124,031,023)

(189,280,580)	(163,372,293)	(15,108,713)	(16,505,166)	8,506,360	6,980,607	105,733,551	58,084,120

—	3,322	—	2,362	—	5,103	—	—
—	—	—	5,236	—	44,125	—	30,285
—	(11,338,140)	—	(2,431,236)	—	(3,472,354)	—	(3,967,429)

—	(11,334,818)	—	(2,423,638)	—	(3,423,126)	—	(3,937,144)

8,056,429	17,452,090	248,009	633,268	50,531,882	75,650,820	35,288,186	62,731,443
—	—	—	—	—	—	—	—
1,902,767	3,244,140	1,022,560	1,088,128	14,942,393	13,450,200	3,469,716	2,330,305
(25,787,956)	(20,619,786)	(6,426,134)	(4,977,516)	(63,671,516)	(34,621,754)	(32,082,870)	(17,600,900)
—	—	—	—	—	—	—	—

(15,828,760)	76,444	(5,155,565)	(3,256,120)	1,802,759	54,479,266	6,675,032	47,460,848

(205,109,340)	(174,630,667)	(20,264,278)	(22,184,924)	10,309,119	58,036,747	112,408,583	101,607,824

(27,757,652)	(82,416,761)	7,176,871	1,855,377	68,008,311	183,049,266	146,854,458	189,227,993
1,753,545,850	1,835,962,611	198,257,780	196,402,403	634,626,870	451,577,604	1,332,936,408	1,143,708,415
$1,725,788,198	$1,753,545,850	$205,434,651	$198,257,780	$702,635,181	$634,626,870	$1,479,790,866	$1,332,936,408
$4,018,330	$8,531,069	$59,336	$61,158	$80,827	$(219,551)	$258,821	$93,159

1,969,018	3,725,241	607,091	934,468	8,822,895	10,344,325	16,119,728	12,786,186
—	—	—	—	—	—	—	—
413,575	1,483,786	173,560	246,415	5,142,971	5,658,898	4,029,396	3,963,064
(11,841,571)	(15,391,579)	(2,154,582)	(3,108,414)	(12,141,884)	(14,466,848)	(10,775,955)	(11,502,859)

(9,458,978)	(10,182,552)	(1,373,931)	(1,927,531)	1,823,982	1,536,375	9,373,169	5,246,391

—	234	—	275	—	1,441	—	—
—	—	—	629	—	12,626	—	2,902
—	(807,979)	—	(297,310)	—	(949,891)	—	(370,378)

—	(807,745)	—	(296,406)	—	(935,824)	—	(367,476)

397,809	1,050,505	22,431	72,997	10,940,006	20,444,523	3,128,098	5,780,131
—	—	—	—	—	—	—	—
92,773	204,034	93,064	123,947	3,229,004	3,453,876	307,330	214,035
(1,267,635)	(1,300,479)	(584,946)	(576,683)	(13,482,687)	(8,278,380)	(2,848,410)	(1,622,599)
—	—	—	—	—	—	—	—

(777,053)	(45,940)	(469,451)	(379,739)	686,323	15,620,019	587,018	4,371,567

The accompanying Notes to Financial Statements are an integral part of this schedule.
225

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Income Fund		Core Bond Fund
For the periods ended	10/31/2010	10/31/2009	10/31/2010	10/31/2009
Operations
Net investment income/(loss)	$37,575,328	$38,606,326	$12,055,488	$12,309,492
Net realized gains/(losses)	23,166,588	(30,963,376)	7,561,980	(9,674,723)
Change in net unrealized appreciation/(depreciation)	36,943,241	142,197,043	14,665,935	41,580,844
Net Change in Net Assets Resulting From Operations	97,685,157	149,839,993	34,283,403	44,215,613
Distributions to Shareholders
From net investment income	(37,433,927)	(38,951,630)	(11,899,912)	(12,833,757)
Total Distributions to Shareholders	(37,433,927)	(38,951,630)	(11,899,912)	(12,833,757)
Capital Stock Transactions
Class A
Sold	38,171,486	22,410,555	23,834,160	16,960,333
Distributions reinvested	15,218,289	15,399,686	8,464,144	8,732,503
Redeemed	(44,769,056)	(52,495,867)	(36,875,720)	(42,452,211)

Total Class A Capital Stock Transactions	8,620,719	(14,685,626)	(4,577,416)	(16,759,375)

Class B
Sold	—	19,577	—	(3)
Distributions reinvested	—	23,062	—	9,272
Redeemed	—	(2,509,822)	—	(1,478,132)

Total Class B Capital Stock Transactions	—	(2,467,183)	—	(1,468,863)

Institutional Class
Sold	36,082,588	28,495,614	15,954,728	11,153,339
Distributions reinvested	18,911,875	20,042,316	2,351,427	2,896,389
Redeemed	(97,013,694)	(40,430,081)	(36,409,525)	(21,767,785)

Total Institutional Class Capital Stock Transactions	(42,019,231)	8,107,849	(18,103,370)	(7,718,057)

Capital Stock Transactions	(33,398,512)	(9,044,960)	(22,680,786)	(25,946,295)

Net Increase/(Decrease) in Net Assets	26,852,718	101,843,403	(297,295)	5,435,561
Net Assets, Beginning of Period	748,969,052	647,125,649	295,388,888	289,953,327
Net Assets, End of Period	$775,821,770	$748,969,052	$295,091,593	$295,388,888
Accumulated Undistributed Net Investment Income/(Loss)	$270,554	$410,308	$337,985	$125,191

Capital Stock Share Transactions

Class A shares
Sold	4,524,071	3,064,519	2,446,828	1,992,436
Distributions reinvested	1,805,875	2,106,838	871,285	1,019,493
Redeemed	(5,332,228)	(7,298,592)	(3,809,297)	(5,032,270)

Total Class A shares	997,718	(2,127,235)	(491,184)	(2,020,341)

Class B shares
Sold	—	2,744	—	—
Distributions reinvested	—	3,321	—	1,131
Redeemed	—	(354,524)	—	(178,297)

Total Class B shares	—	(348,459)	—	(177,166)

Institutional Class shares
Sold	4,316,224	3,786,301	1,683,569	1,284,581
Distributions reinvested	2,249,624	2,741,801	242,698	338,768
Redeemed	(11,598,312)	(5,428,010)	(3,809,041)	(2,557,175)

Total Institutional Class shares	(5,032,464)	1,100,092	(1,882,774)	(933,826)

The accompanying Notes to Financial Statements are an integral part of this schedule.
226

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Government Bond Fund	Limited Maturity Bond Fund		Money Market Fund
10/31/2010(a)	10/31/2010	10/31/2009	10/31/2010	10/31/2009

$1,223,965	$22,733,915	$20,937,045	$(6,416)	$9,151,745
839,759	4,841,469	(4,286,680)	6,416	192,252
5,737,034	14,087,698	39,777,393	—	—
7,800,758	41,663,082	56,427,758	—	9,343,997

(1,213,372)	(22,298,302)	(20,450,722)	—	(9,343,997)
(1,213,372)	(22,298,302)	(20,450,722)	—	(9,343,997)

6,710,747	211,529,595	68,859,810	565,586,695	864,568,697
33,830	5,834,085	3,238,529	(193)	7,708,988
(1,022,447)	(78,497,987)	(40,892,283)	(865,939,874)	(1,160,899,357)

5,722,130	138,865,693	31,206,056	(300,353,372)	(288,621,672)

—	—	7,039	—	133,026
—	—	6,971	—	3,383
—	—	(1,551,577)	—	(1,183,976)

—	—	(1,537,567)	—	(1,047,567)

110,608,824	143,296,227	104,798,590	83,353,750	1,786,190,668
1,178,460	16,084,393	16,796,963	—	1,447,053
(12,583,841)	(97,813,085)	(72,518,484)	(137,214,579)	(1,942,531,126)

99,203,443	61,567,535	49,077,069	(53,860,829)	(154,893,405)

104,925,573	200,433,228	78,745,558	(354,214,201)	(444,562,644)

111,512,959	219,798,008	114,722,594	(354,214,201)	(444,562,644)
—	583,609,048	468,886,454	1,085,702,746	1,530,265,390
$111,512,959	$803,407,056	$583,609,048	$731,488,545	$1,085,702,746
$34,242	$493,211	$325,818	$(132,857)	$(73,348)

656,194	17,063,375	5,812,260	565,586,691	864,568,697
3,245	469,821	278,624	(193)	7,708,988
(99,086)	(6,323,770)	(3,560,099)	(865,939,871)	(1,160,899,357)

560,353	11,209,426	2,530,785	(300,353,373)	(288,621,672)

—	—	611	—	133,026
—	—	621	—	3,383
—	—	(135,899)	—	(1,183,976)

—	—	(134,667)	—	(1,047,567)

11,101,926	11,570,619	8,945,672	83,353,749	1,786,190,668
114,015	1,297,181	1,448,775	—	1,447,053
(1,221,994)	(7,903,395)	(6,224,443)	(137,214,579)	(1,942,531,126)

9,993,947	4,964,405	4,170,004	(53,860,830)	(154,893,405)

(a)	For the period from February 26, 2010 (inception) through October 31, 2010

The accompanying Notes to Financial Statements are an integral part of this schedule.
227

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund. Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate annual report.

(A) Fund Mergers – At a meeting held on May 15, 2009, shareholders of Thrivent Technology Fund (the “Target Fund”) approved the proposed merger of Technology Fund into Thrivent Large Cap Growth Fund (the “Acquiring Fund”). The merger occurred at the close of business on June 12, 2009. Acquisition of the assets and liabilities of Technology Fund by Large Cap Growth Fund was followed by the distribution of Large Cap Growth Fund shares to Technology Fund shareholders. The shares issued of Large Cap Growth Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of June 12, 2009
Large Cap Growth	Acquiring Fund	$317,690,679
Technology	Target Fund	$22,598,641

Large Cap Growth	After Acquisition	$340,289,320

As of June 12, 2009, the net assets of Technology Fund were comprised of the following:

Unrealized Depreciation	Undistributed Net Investment Income	Accumulated Net Realized Losses	Capital Stock
$(307,155)	$(9,219)	$(28,433,593)	$51,348,608

Technology Fund’s capital loss carryovers are carried over to Large Cap Growth Fund. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

(B) Share Classes – As of October 31, 2010, the Trust includes two classes of shares: Class A and Institutional Class. Class B shares had previously been offered, but effective October 16, 2004, the Trust no longer offered Class B shares for sale. On February 11, 2009, the Trust converted all outstanding Class B shares to Class A Shares. The classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Although no longer in existence, Class B shares were offered at net asset value and had a 1.00% annual 12b-1 fee. In addition, Class B shares had a maximum deferred sales charge of 5.00%. The deferred sales charge declined by 1.00% per year through the fifth year.

The following Funds had all three classes of shares but now have only Class A and Institutional Class shares: Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. The Technology Fund had all three classes of shares. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Partner Mid Cap Value Fund, Partner Worldwide Allocation Fund and Government Bond Fund offer Class A and Institutional Class shares; they did not offer Class B Shares.

All outstanding Class B shares were converted to Class A shares on February 11, 2009. At that time, the following Funds converted the following Class B shares and amounts into Class A shares:

		Shares	Shares
		Converted	Converted
Fund	Amount	from Class B	to Class A
Partner Small Cap Value	$789,876	99,356	91,739
Small Cap Stock	1,673,912	232,165	193,964
Mid Cap Growth	3,348,344	404,389	356,966
Mid Cap Stock	2,026,011	297,943	242,927
Partner International Stock	1,717,870	260,283	254,123
Large Cap Growth	1,820,799	606,932	551,757
Large Cap Value	1,697,960	184,561	184,561
Large Cap Stock	7,888,486	568,744	524,500
Balanced	1,695,326	207,506	207,000
High Yield	2,316,948	624,514	624,514
Municipal Bond	2,780,404	256,969	256,732
Income	1,744,440	244,662	244,319
Core Bond	1,057,122	127,364	127,364
Limited Maturity Bond	1,490,859	130,548	130,663
Money Market	865,976	865,976	865,976

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

228

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Trustees. As of October 31, 2010, the following funds held these types of securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	2	0.21%
High Yield	1	0.00%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the year ended October 31, 2010, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Partner International Stock Fund and Income Fund engaged in this type of investment.

229

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The funds pay tax on foreign capital gains, where applicable.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2010, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended October 31, 2007, through 2010. Additionally, as of October 31, 2010, the tax year ended October 31, 2006, is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2010, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually

230

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

Fund	Dividends Declared	Dividends Paid
Partner International Stock	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal Bond	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends also include any short-term net realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended October 31, 2010, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Small Cap Stock Fund, Large Cap

Growth Fund, Large Cap Stock Fund, Balanced Fund, Core Bond Fund, Government Bond Fund, Income Fund and Limited Maturity Bond Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended October 31, 2010, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Balanced Fund, Municipal Bond Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty

231

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of October 31, 2010. During the year ended October 31, 2010, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended October 31, 2010, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the year ended October 31, 2010, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Municipal Bond Fund, Core Bond Fund, Government Bond Fund and Money Market Fund had securities on loan. As of October 31, 2010, the value of securities on loan is as follows:

Securities on
Fund	Loan
Partner Small Cap Growth	$16,580,034
Partner Small Cap Value	12,342,502
Small Cap Stock	16,025,074
Mid Cap Growth	17,041,893
Partner Mid Cap Value	4,460,374
Mid Cap Stock	54,880,863
Partner International Stock	13,535,652
Large Cap Growth	1,961,389
Large Cap Value	17,025,947

232

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

Fund	Securities on Loan
Large Cap Stock	65,674,845
Balanced	3,467,104
High Yield	60,949,278
Income	5,680,187
Limited Maturity Bond	6,804,748

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended October 31, 2010, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2010, Aggressive Allocation Fund, Moderately Aggressive Allocation

Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Mid Cap Stock Fund, Large Cap Stock Fund, High Yield Fund, Income Fund and Money Market Fund engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2010, Balanced Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect discretionary payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

233

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(U) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Fund is named as a defendant in this action, we do not expect that the Fund’s assets will be subject to a loss contingency.

(V) In-kind Redemptions – During the year ended October 31, 2009, the Thrivent Asset Allocation Funds, as the shareholders underlying Thrivent Mutual Funds (the “underlying funds”), redeemed their shares in-kind (“in-kind redemption”). The underlying funds distributed portfolio securities rather than cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations the underlying funds as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying funds. These in-kind transactions were conducted at market value. The transactions were as follows:

Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain
Aggressive Allocation Fund
Large Cap Growth	5,278,392	9/29/ 2009	$24,544,524	$4,900,957
Large Cap Value	812,644	10/ 7/ 2009	9,759,852	2,622,425
Mid Cap Stock	1,167,415	10/ 26/ 2009	14,324,188	3,352,354
Small Cap Stock	1,270,578	10/ 28/ 2009	14,522,705	2,346,121

Moderately Aggressive Allocation Fund
Large Cap Growth	6,344,098	9/29/ 2009	$29,453,554	$5,702,248
Large Cap Value	2,437,867	10/ 7/ 2009	29,278,787	7,528,104
Mid Cap Stock	2,334,838	10/ 26/ 2009	28,648,447	7,473,253
Small Cap Stock	1,694,086	10/ 28/ 2009	19,363,408	3,250,261

Moderate Allocation Fund
Large Cap Growth	4,222,733	9/29/ 2009	$19,635,710	$3,824,189
Large Cap Value	2,437,867	10/ 7/ 2009	29,278,787	7,534,397
Mid Cap Stock	1,556,551	10/ 26/ 2009	19,098,885	5,587,407
Small Cap Stock	931,750	10/ 28/ 2009	10,649,901	1,824,127

Moderately Conservative Allocation Fund
Large Cap Growth	1,077,767	8/ 3/ 2009	$4,785,286	$1,003,697
Large Cap Value	812,644	10/ 7/ 2009	9,759,852	2,698,723
Mid Cap Stock	389,160	10/ 26/ 2009	4,774,994	1,441,683
Small Cap Stock	423,527	10/ 28/ 2009	4,840,917	834,687

234

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Government Bond Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(X) Recent Accounting Pronouncements

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

On January 21, 2010, the Financial Accounting Standards Board issued changes to Fair Value Measurements and Disclosures which clarifies existing disclosures and requires additional disclosures regarding fair value measurements. The Funds will now need to disclose information about purchases, sales, transfers into and transfers out of Level 3 securities on a gross basis, rather than as a net number as previously required. The Funds implemented this provision for the October 31, 2010 shareholder report.

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

235

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation - Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation - Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation - Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation - Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

236

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% for assets over $100 million. Thrivent Partner Small Cap Growth Portfolio is included in determining breakpoints for the assets managed by Turner.

Effective December 1, 2009, the Adviser has entered into a new subadvisory agreement with Turner for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund

and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Fund

The Adviser has entered into subadvisory agreements with Mercator and Principal for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

(C) Expense Reimbursements – As of October 31, 2010, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

237

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

Fund	Class A	Institutional Class	Expiration Date
Money Market	0.20%	0.10%	2/28/2011
As of October 31, 2010, contractual expense reimbursementsto limit expenses to the following percentages were in effect:
Fund	Class A	Institutional Class	Expiration Date
Aggressive Allocation	1.25%	0.90%	5/15/2011
Moderately Aggressive
Allocation	1.15%	0.81%	5/15/2011
Moderate Allocation	1.07%	0.74%	5/15/2011
Moderately Conservative
Allocation	0.98%	0.72%	5/15/2011
Partner Small Cap Value	1.40%	N/A	2/28/2011
Partner Mid Cap Value	1.25%	N/A	2/28/2011
Partner Worldwide
Allocation	1.30%	1.00%	2/28/2011
Large Cap Growth	1.20%	N/A	2/28/2011
Core Bond	0.85%	N/A	2/28/2011
Government Bond	0.95%	0.65%	2/28/2011

The expense caps for Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation and Moderately Conservative Allocation include all indirect expenses.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the year ended October 31, 2010, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the year ended October 31, 2010, all funds, with the exception of Municipal Bond Fund and Government Bond Fund, invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2010, Thrivent Investment Mgt. received $12,332,308 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2010, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,197,643 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2010, Thrivent Investor Services received $15,995,955 for transfer agent services from the Trust. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accured expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $190,599 in fees from the Trust for the year ended October 31, 2010. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

238

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	($127,500)	$127,500	$—
Moderately Aggressive Allocation	(612,912)	612,912	—
Moderate Allocation	(601,204)	601,204	—
Moderately Conservative Allocation	(172,668)	172,668	—
Partner Small Cap Growth	747,127	6,775	(753,902)
Partner Small Cap Value	(44,130)	44,130	—
Small Cap Stock	1,272,723	213,061	(1,485,784)
Mid Cap Growth	930,044	(459,530)	(470,514)
Partner Mid Cap Value	(44,087)	44,087	—
Mid Cap Stock	(559,007)	551,139	7,868
Partner Worldwide Allocation	(159,676)	159,676	—
Partner International Stock	(475,599)	506,586	(30,987)
Large Cap Growth	14,435	(4,360,299)	4,345,864
Large Cap Value	(37)	468	(431)
Large Cap Stock	2,501	(2,501)	—
Balanced	43,123	(43,123)	—
High Yield	139,758	209,343,197	(209,482,955)
Income	(281,155)	281,155	—
Core Bond	57,218	(57,218)	—
Government Bond	23,649	—	(23,649)
Limited Maturity Bond	(268,220)	268,220	—
Money Market	(53,093)	(6,416)	59,509

At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$80,180	$—
Moderately Aggressive
Allocation	8,943,188	—
Moderate Allocation	1,234,697	—
Moderately Conservative
Allocation	799,850	—

		Undistributed
Fund	Undistributed Ordinary Income	Long-Term Capital Gain
Partner Small Cap Value	1,212,091	$—
Partner Mid Cap Value	406,487	—
Mid Cap Stock	699,625	—
Partner Worldwide Allocation	3,972,874	—
Partner International Stock	7,524,660	—
Large Cap Value	4,809,001	—
Large Cap Stock	4,453,557	—
Balanced	185,508	—
High Yield	212,440	—
Municipal Bond[a]	421,888	2,623,380
Income	349,663	—
Core Bond	691,197	—
Government Bond	882,832	—
Limited Maturity Bond	919,008	—

a	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2010, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Aggressive Allocation	$15,527,413	2017

	$15,527,413

Moderately Aggressive Allocation	24,332,589	2017

	$24,332,589

Moderate Allocation	16,217,621	2017

	$16,217,621

Moderately Conservative Allocation	2,068,489	2017

	$2,068,489

Partner Small Cap Growth	8,224,962	2016
	17,808,240	2017

	$26,033,202

Partner Small Cap Value	310,709	2017

	$310,709

Small Cap Stock	84,067,464	2017

	$84,067,464

Mid Cap Growth	3,262,227	2017

	$3,262,227

Partner Mid Cap Value	388,943	2016
	14,040,416	2017

	$14,429,359

Mid Cap Stock	148,274,348	2016
	80,779,485	2017

	$229,053,833

Partner Worldwide Allocation	4,559,324	2016
	13,383,870	2017

	$17,943,194

239

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

Fund	Capital Loss Carryover	Expiration Year
Partner International Stock	54,235,414	2016
	105,432,640	2017

	$159,668,054

Large Cap Growth	1,041,797	2011
	4,167,188	2015
	58,268,847	2016
	60,235,691	2017

	$123,713,523

Large Cap Value	35,645,794	2016
	93,085,648	2017

	$128,731,442

Large Cap Stock	133,666,307	2017

	$133,666,307

Balanced	11,630,794	2017

	$11,630,794

High Yield	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$168,558,823

Income	4,798,626	2014
	21,119,656	2016
	28,531,756	2017

	$54,450,038

Core Bond	4,642,806	2014
	1,199,140	2015
	5,142,913	2016
	8,698,163	2017

	$19,683,022

Limited Maturity Bond	1,788,838	2017

	$1,788,838

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Large Cap Growth Fund, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Technology Fund in June 2009:

Fund	Capital Loss Carryover	Expiration Year
Large Cap Growth	1,041,797	2011
	4,167,188	2015
	1,041,797	2016

	$6,250,782

In addition, $20,456,420 in capital loss carryovers acquired by Large Cap Growth Fund as part of the merger expired or were deemed expired due to provisions under the Internal Revenue
Code. The Internal Revenue Code may limit the ability of Acquiring Funds to utilize capital losses of Acquired Funds.

During the fiscal year 2010, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Aggressive Allocation	$4,838,432
Moderately Aggressive Allocation	12,649,961
Moderate Allocation	15,427,037
Moderately Conservative Allocation	6,201,567
Partner Small Cap Growth	9,009,117
Partner Small Cap Value	5,772,539
Small Cap Stock	57,589,422
Mid Cap Growth	23,208,150
Partner Mid Cap Value	9,235,975
Mid Cap Stock	39,110,573
Partner Worldwide Allocation	3,815,449
Partner International Stock	5,654,591
Large Cap Growth	9,534,554
Large Cap Value	8,384,679
Large Cap Stock	157,452,657
Balanced	18,214,981
High Yield	14,145,644
Municipal Bond	238,517
Income	22,503,722
Core Bond	7,306,409
Limited Maturity Bond	6,260,164

In addition, the following capital loss carryovers expired during the fiscal year 2010: Partner International Stock Fund; $30,987 and High Yield Fund; $209,482,952.

240

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

The tax character of distributions paid during the years ended October 31, 2010 and 2009 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2010	10/31/2009	10/31/2010	10/31/2009	10/31/2010	10/31/2009
Aggressive Allocation	$—	$—	$3,322,539	$4,055,948	$—	$17,451,182
Moderately Aggressive Allocation	—	—	16,180,145	18,672,513	—	20,356,677
Moderate Allocation	—	—	23,455,552	25,154,621	—	5,595,199
Moderately Conservative Allocation	—	—	11,745,741	11,514,915	—	—
Partner Small Cap Value	—	—	1,200,962	1,385,809	—	7,732,630
Small Cap Stock	—	—	—	1,199,395	—	—
Partner Mid Cap Value	—	—	940,413	888,833	—	—
Mid Cap Stock	—	—	766,405	4,268,966	—	—
Partner Worldwide Allocation	—	—	2,492,167	1,709,823	—	—
Partner International Stock	—	—	8,243,472	10,894,347	—	—
Large Cap Growth	—	—	1,199,725	800,264	—	—
Large Cap Value	—	—	7,342,630	11,677,572	—	—
Large Cap Stock	—	—	10,507,202	27,196,895	—	—
Balanced	—	—	2,982,810	3,308,822	—	—
High Yield	—	—	54,939,901	48,824,831	—	—
Municipal Bond	58,497,274	54,041,448	496,714	309,950	—	1,146,059
Income	—	—	37,433,927	38,951,630	—	—
Core Bond	—	—	11,899,912	12,833,757	—	—
Government Bond	—	—	1,213,372	—	—	—
Limited Maturity Bond	—	—	22,298,302	20,450,722	—	—
Money Market	—	—	—	9,343,997	—	—

(5) DISTRIBUTIONS BY CLASS

Net Investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment Income
	For the period ended October 31, 2010			For the period ended October 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Aggressive Allocation	$2,664,479	N/A	$658,060	$3,250,691	N/A	$805,204
Moderately Aggressive Allocation	14,861,791	N/A	1,318,354	17,094,209	N/A	1,578,240
Moderate Allocation	22,341,325	N/A	1,114,227	24,121,169	N/A	1,032,642
Moderately Conservative Allocation	11,249,131	N/A	496,610	11,098,816	N/A	416,099
Partner Small Cap Value	156,873	N/A	1,044,089	282,621	$—	1,103,188
Small Cap Stock	—	N/A	—	290,927	—	908,468
Partner Mid Cap Value	102,980	N/A	837,433	63,593	N/A	825,240
Mid Cap Stock	—	N/A	766,405	1,905,574	—	2,363,392
Partner Worldwide Allocation	393,632	N/A	2,098,535	287,323	N/A	1,422,500
Partner International Stock	2,600,461	N/A	5,643,011	3,941,031	—	6,953,316
Large Cap Growth	304,669	N/A	895,056	—	—	800,264
Large Cap Value	2,200,300	N/A	5,142,330	3,982,320	—	7,695,252
Large Cap Stock	8,586,854	N/A	1,920,348	23,916,161	—	3,280,734
Balanced	1,958,480	N/A	1,024,330	2,214,730	5,441	1,088,651
High Yield	33,273,825	N/A	21,666,076	31,435,258	70,860	17,318,713
Municipal Bond	55,045,777	N/A	3,948,211	51,522,098	35,640	2,793,245
Income	18,193,417	N/A	19,240,510	18,527,517	29,777	20,394,336
Core Bond	9,453,575	N/A	2,446,337	9,810,926	11,234	3,011,597
Government Bond	34,589	N/A	1,178,783	N/A	N/A	N/A
Limited Maturity Bond	6,054,107	N/A	16,244,195	3,398,319	16,500	17,035,903
Money Market	—	N/A	—	7,880,125	3,632	1,460,240

241

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

	Net Realized Gains
	For the period ended October 31, 2010			For the period ended October 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Aggressive Allocation	$—	N/A	$—	$14,721,550	N/A	$2,729,685
Moderately Aggressive Allocation	—	N/A	—	18,857,427	N/A	1,499,314
Moderate Allocation	—	N/A	—	5,390,278	N/A	205,731
Partner Small Cap Value	—	N/A	—	3,055,726	$63,536	4,613,368
Municipal Bond	—	N/A	—	1,105,887	3,232	37,355

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2010, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$258,223	$215,239
Moderately Aggressive Allocation	454,532	370,046
Moderate Allocation	373,263	274,883
Moderately Conservative Allocation	183,959	112,601
Partner Small Cap Growth	102,517	98,843
Partner Small Cap Value	51,564	34,847
Small Cap Stock	570,438	623,919
Mid Cap Growth	180,371	172,750
Partner Mid Cap Value	98,573	96,776
Mid Cap Stock	505,258	610,218
Partner Worldwide Allocation	233,113	156,595
Partner International Stock	415,924	432,567
Large Cap Growth	693,107	703,077
Large Cap Value	553,014	545,440
Large Cap Stock	2,994,513	3,044,267
Balanced	256,165	266,884
High Yield	544,692	542,443
Municipal Bond	209,054	117,397
Income	593,824	609,094
Core Bond	179,421	200,889
Government Bond	19,137	3,802
Limited Maturity Bond	552,038	396,731

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$13,928	$10,166
Moderately Aggressive Allocation	30,641	22,366
Moderate Allocation	30,641	22,366
Moderately Conservative Allocation	13,928	10,166
Partner Small Cap Growth	—	603
Small Cap Stock	1,000	1,000
Balanced	190,161	193,130
Income	486,869	503,492
Core Bond	766,935	768,893
Government Bond	213,258	125,714
Limited Maturity Bond	511,262	480,129

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2010, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	1	0.04%
Balanced	5	1.75%
High Yield	1	0.55%
Income	7	2.08%
Core Bond	4	3.52%
Limited Maturity Bond	8	1.24%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2010, were as follows:

242

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2010

	Number of Contracts	Premium Amount
Aggressive Allocation
Balance at October 31, 2009	—	$—
Opened	10	53,906
Closed	—	—
Expired	—	—
Exercised	(10)	(53,906)

Balance at October 31, 2010	—	$—

Moderately Aggressive
Allocation
Balance at October 31, 2009	—	$—
Opened	22	118,594
Closed	—	—
Expired	—	—
Exercised	(22)	(118,594)

Balance at October 31, 2010	—	$—

Moderate Allocation
Balance at October 31, 2009	—	$—
Opened	22	118,594
Closed	—	—
Expired	—	—
Exercised	(22)	(118,594)

Balance at October 31, 2010	—	$—

Moderately Conservative
Allocation
Balance at October 31, 2009	—	$—
Opened	10	53,906
Closed	—	—
Expired	—	—
Exercised	(10)	(53,906)

Balance at October 31, 2010	—	$—

Large Cap Growth
Balance at October 31, 2009	—	$—
Opened	3,438	375,286
Closed	(1,617)	(201,300)
Expired	(1,132)	(118,452)
Exercised	(391)	(35,141)

Balance at October 31, 2010	298	$20,393

Large Cap Stock
Balance at October 31, 2009	—	$—
Opened	27,882	9,520,044
Closed	(24,106)	(8,954,881)
Expired	(2,386)	(319,185)
Exercised	(1,040)	(55,040)

Balance at October 31, 2010	350	$190,938

Government Bond
Balance at February 26, 2010	—	$—
Opened	15	73,219
Closed	—	—
Expired	—	—
Exercised	(13)	(65,313)

Balance at October 31, 2010	2	$7,906

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2010, the Funds engaged in purchases and sales of securities of $24,178,776 and $14,510,525, respectively.

(8) RELATED PARTY TRANSACTIONS

As of October 31, 2010, related parties held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Growth	942,592	9.1%
Partner Worldwide Allocation	4,553,690	15.8%
Core Bond	3,837,619	13.1%
Government Bond	3,290,620	31.2%

As of October 31, 2010, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	6,988,097	14.2%
Moderately Aggressive Allocation	7,238,381	6.6%
Partner Small Cap Value	1,280,174	7.8%
Mid Cap Stock	3,433,743	6.0%
Partner International Stock	3,310,544	7.1%
Balanced	4,581,138	26.0%

(9) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

243

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2010	$8.81	$0.06	$1.55	$1.61	$(0.07)	$—
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	—

Institutional Class Shares
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	—
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	—
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	—
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	—

Institutional Class Shares
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	—
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	—
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	—
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	—

Institutional Class Shares
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	—
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
244

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.07)	$10.35	18.29%	$435.5	0.70%	0.57%	0.90%	0.37%	52%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%
(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%
(0.13)	11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%

(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
(0.14)	11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%

(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
(0.13)	11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
(0.14)	11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%

(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
(0.27)	11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
(0.31)	11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
245

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2010	$9.78	$0.27	$0.94	$1.21	$(0.26)	$—
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	—
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	—

Institutional Class Shares
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	—
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	—
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	—

PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	—	—
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	—	—
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	—	(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	—	—
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	—	—

Institutional Class Shares
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	—	—
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	—	—
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	—	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	—
Year Ended 10/31/2006	10.28	—	1.45	1.45	—	—

PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	—
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	—	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)

Institutional Class Shares
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	—
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
246

Thrivent Mutual Funds

Financial Highlights – continued

				RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.26)	$10.73	12.53%	$503.7	0.58%	2.61%	0.69%	2.50%	29%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%
(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
(0.31)	10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%

(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
(0.34)	10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%

—	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%
—	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
—	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
—	11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
—	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%
—	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
—	11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%

(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%
(0.94)	15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
(1.03)	16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
247

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2010	$10.26	$(0.09)	$2.39	$2.30	$—	$—
Year Ended 10/31/2009	10.33	—	(0.06)	(0.06)	(0.01)	—
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	—	(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	—	(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	—	(1.94)

Institutional Class Shares
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	—	—
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	—
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	—	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	—	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	—	(1.94)

MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	—	—
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	—	—
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	—	(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	—	(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	—	—

Institutional Class Shares
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	—	—
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	—	—
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	—	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	—	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	—	—

PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	—
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	—
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	—

Institutional Class Shares
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	—
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	—
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
248

Thrivent Mutual Funds

Financial Highlights — continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$12.56	22.42%	$239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%
(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%
(1.94)	18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%

—	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
(1.94)	19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%

—	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%
—	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
—	16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%

—	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%
—	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
—	17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%

(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
(0.04)	11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%

(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
(0.05)	11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
249

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2010	$10.89	$—	$2.60	$2.60	$—	$—
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	—
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	—	(1.81)

Institutional Class Shares
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	—
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	—
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	—	(1.81)

PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	—
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	—
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	—	—

Institutional Class Shares
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	—
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	—
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	—	—

PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Year Ended 10/31/2010	8.84	0.15	0.78	0.93	(0.13)	—
Year Ended 10/31/2009	7.50	0.14	1.37	1.51	(0.17)	—
Year Ended 10/31/2008	15.90	0.20	(7.00)	(6.80)	(0.24)	(1.36)
Year Ended 10/31/2007	12.94	0.24	2.86	3.10	(0.14)	—
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	—

Institutional Class Shares
Year Ended 10/31/2010	9.03	0.20	0.82	1.02	(0.20)	—
Year Ended 10/31/2009	7.67	0.18	1.43	1.61	(0.25)	—
Year Ended 10/31/2008	16.21	0.27	(7.13)	(6.86)	(0.32)	(1.36)
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	—
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 29, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
250

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$13.49	23.88%	$571.1	1.25%	0.01%	1.25%	0.01%	69%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%
(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%
(1.81)	18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%

(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
(1.81)	19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%

(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
—	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%

(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%
—	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

(0.13)	9.64	10.58%	174.1	1.44%	1.41%	1.44%	1.41%	98%
(0.17)	8.84	20.60%	181.1	1.54%	1.57%	1.54%	1.56%	81%
(1.60)	7.50	(47.01)%	173.5	1.28%	1.74%	1.29%	1.74%	73%
(0.14)	15.90	24.13%	382.1	1.27%	1.61%	1.28%	1.60%	111%
(0.11)	12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%

(0.20)	9.85	11.37%	281.0	0.72%	2.15%	0.72%	2.15%	98%
(0.25)	9.03	21.59%	258.5	0.71%	2.39%	0.72%	2.39%	81%
(1.68)	7.67	(46.66)%	214.2	0.69%	2.42%	0.70%	2.41%	73%
(0.22)	16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
(0.18)	13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
251

Thrivent Mutual Funds

Financial Highlights – continued

		FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2010	$4.26	$(0.01)	$0.56	$0.55	$(0.01)	$—
Year Ended 10/31/2009	3.69	—	0.57	0.57	—	—
Year Ended 10/31/2008	6.52	—	(2.40)	(2.40)	—	(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	—	—
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	—	—

Institutional Class Shares
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	—
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	—
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	—
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	—

LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	—
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	—
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)

Institutional Class Shares
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	—
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	—
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)

LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	—
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	—
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)

Institutional Class Shares
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	—
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	—
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
252

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.01)	$4.80	12.94%	$121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%
—	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
—	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
—	5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%

(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
(0.03)	5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%

(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%
(0.38)	16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%

(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
(0.46)	16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%

(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%
(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
(0.45)	28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%

(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%
(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
(0.57)	28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
253

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED FUND
Class A Shares
Year Ended 10/31/2010	$10.20	$0.15	$1.48	$1.63	$(0.15)	$—
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	—
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)

Institutional Class Shares
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	—
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	—
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)

HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	—
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	—
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	—
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	—
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	—

Institutional Class Shares
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	—
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	—
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	—
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	—
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	—

MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	—
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	—
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	—
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	—

Institutional Class Shares
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	—
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	—
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	—
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
254

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate
$(0.15)	$11.68	16.04%	$148.9	1.17%	1.30%	1.17%	1.30%	219%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%
(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
(0.53)	12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%

(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
(0.59)	12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%

(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%
(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%
(0.38)	5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%

(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
(0.41)	5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%

(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
(0.50)	11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%

(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
(0.54)	11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
255

Thrivent Mutual Funds

Financial Highlights —  continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Year Ended 10/31/2010	$8.12	$0.40	$0.68	$1.08	$(0.40)	$—
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	—
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	—
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	—
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	—

Institutional Class Shares
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	—
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	—
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	—
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	—
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	—

CORE BOND FUND
Class A Shares
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	—
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	—
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	—
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	—
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	—

Institutional Class Shares
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	—
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	—
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	—
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	—
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	—

GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2010 (c)	10.00	0.11	0.56	0.67	(0.11)	—

Institutional Class Shares
Year Ended 10/31/2010 (c)	10.00	0.13	0.57	0.70	(0.13)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 26, 2010.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
256

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.40)	$8.80	13.66%	$405.1	0.80%	4.81%	0.81%	4.80%	146%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%
(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%
(0.41)	8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%

(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
(0.44)	8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%

(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%
(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
(0.45)	9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%

(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
(0.49)	9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%

(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
257

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2010	$12.24	$0.38	$0.34	$0.72	$(0.38)	$—
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	—
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	—
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	—
Year Ended 10/31/2006	12.58	0.50	—	0.50	(0.50)	—

Institutional Class Shares
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	—
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	—
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	—
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	—
Year Ended 10/31/2006	12.58	0.56	—	0.56	(0.56)	—

MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2010	1.00	—		—	—	—
Year Ended 10/31/2009	1.00	0.01	—	0.01	(0.01)	—
Year Ended 10/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 10/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—

Institutional Class Shares
Year Ended 10/31/2010	1.00	—	—	—	—	—
Year Ended 10/31/2009	1.00	0.01	—	0.01	(0.01)	—
Year Ended 10/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 10/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.
258

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.38)	$12.58	5.97%	$272.7	0.64%	3.09%	0.64%	3.09%	131%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%
(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%
(0.50)	12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%

(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
(0.56)	12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%

—	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
(0.04)	1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A

—	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
(0.04)	1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.
259

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2011.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2010:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	70%	99%
Moderately Aggressive Allocation	30%	46%
Moderate Allocation	16%	24%
Moderately Conservative Allocation	11%	16%
Partner Small Cap Value	100%	100%
Partner Mid Cap Value	100%	100%
Mid Cap Stock	100%	100%
Partner Worldwide Allocation	0%	100%
Partner International Stock	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	100%	100%
Balanced	53%	55%
High Yield	1%	1%

The Municipal Bond Fund designates 99.16% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2010.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2010, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long- Term Capital Gains

Money Market	$6,416

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

260

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Russell W. Swansen	President since 2008;	68	Senior Vice	None
625 Fourth Avenue South	Trustee since 2009		President, Chief
Minneapolis, MN			Investment Officer,
Age 53			Thrivent Financial
since 2003

Independent Trustees (3)
Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
F. Gregory Campbell	Trustee since 2004	68	President, Carthage	Currently, Director of Optique
625 Fourth Avenue South			College	Funds, Inc., an investment
Minneapolis, MN				company consisting of one
Age 70				portfolio; Kenosha Hospital and
Medical Center, Prairie School
Board and United Health Systems
Board. Previously, Director of the
National Association of
Independent Colleges and
Universities.

261

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Noel K. Estenson	Trustee from 2004 until	68	Retired	None
625 Fourth Avenue South	December 2010
Minneapolis, MN
Age 71

Richard L. Gady	Trustee since 2004	68	Retired; previously Vice	Previously, Director of
625 Fourth Avenue South			President, Public Affairs and	the International
Minneapolis, MN			Chief Economist, ConAgra, Inc.	Agricultural Marketing
Age 67			(agribusiness)	Association

Richard A. Hauser	Trustee since 2004	68	Vice President and Assistant	Previously, Director of
625 Fourth Avenue South			General Counsel, Boeing	Washington Hospital
Minneapolis, MN			Company since 2007; President,	Center
Age 67			National Legal Center for the
Public Interest from 2004 to 2007

Paul R. Laubscher	Trustee since 2009	68	Portfolio Manager for U.S. and	None
625 Fourth Avenue South			international equity portfolios
Minneapolis, MN			and private real estate portfolios
Age 54			of IBM Retirement Funds

Connie M. Levi	Chairperson since	68	Retired	Previously, Director of
625 Fourth Avenue South	2009; Trustee since			Norstan, Inc.
Minneapolis, MN	2004
Age 71

Douglas D. Sims	Trustee since 2006	68	Retired; previously Chief	Currently, Director of
625 Fourth Avenue South			Executive Officer of CoBank	Keystone
Minneapolis, MN			from 1994 to 2006	Neighbourhood
Age 64				Company, Keystone
Center and Keystone
Science School.
Previously, Director of
the Center for
Corporate Excellence

262

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 60	Trustee since 2007	68	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds	None

263

Board of Trustees and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	President since 2008; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 39	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, since 2006 and Interim Investment Adviser Chief Compliance Officer from May 2010 until December 2010, Thrivent Financial; Partner, Kirkland & Ellis LLP from 2004 to 2006

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 43	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting Thrivent Financial since 2006, Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 46	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 49	Vice President since 2006	Vice President, Products, Thrivent Financial since 2005

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 40	Vice President Anti- Money Laundering Officer since 2006	Director, Product Compliance and Systems Support, Thrivent Financial since 2010; Director, Business Control Services, Thrivent Financial from 2006 to 2010; Manager of Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 49	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 55	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Secretary since 2010	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 39	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 41	Assistant Treasurer since 2004	Director, Fund Accounting Operations, Thrivent Financial since 2003

264

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 33	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees other than Mr. Swansen are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

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268

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. **Or you can enroll in eDelivery today at Thrivent.com/preferences and receive your annual and semiannual reports and prospectus electronically.**

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
Thrivent.com • 800-THRIVENT (800-847-4836)

23459AR R12-10

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $318,301.28 and $428,965.67, respectively.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010, for tax compliance, tax advice and tax planning services, were $147,675.00 and $105,388.06, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d) All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $1,500 and $1,500, respectively. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These $1,500 figures are also reported in response to item 4(g) below.

(e) Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2010 was for work performed by persons other than full-time permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2009 and the fiscal year ended October 31, 2010 were $1,500 and $1,500 for each respective period. These $1,500 figures are also reported in response to item 4(d) above.

(h) Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2010	THRIVENT MUTUAL FUNDS

	By:	/s/ RUSSELL W. SWANSEN
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2010	By:	/s/ RUSSELL W. SWANSEN
Russell W. Swansen
President

Date: December 29, 2010	By:	/s/ GERARD V. VAILLANCOURT
Gerard V. Vaillancourt
Treasurer